UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03980

Morgan Stanley Institutional Fund Trust

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036
(Address of principal executive offices)	(Zip code)

John H. Gernon

522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)

Registrant's telephone number, including area code: 212-296-0289

Date of fiscal year end: September 30,

Date of reporting period: September 30, 2021

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Core Plus Fixed Income Portfolio

Annual Report

September 30, 2021

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	21
Statement of Operations	23
Statements of Changes in Net Assets	24
Financial Highlights	26
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	43
Investment Advisory Agreement Approval	44
Liquidity Risk Management Program	46
Federal Tax Notice	47
U.S. Customer Privacy Notice	48
Trustee and Officer Information	51

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Core Plus Fixed Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2021

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Expense Example (unaudited)

Core Plus Fixed Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Actual Ending Account Value 9/30/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Core Plus Fixed Income Portfolio Class I	$1,000.00	$1,024.90	$1,023.01	$2.08	$2.08	0.41%
Core Plus Fixed Income Portfolio Class A	1,000.00	1,023.00	1,021.21	3.90	3.90	0.77
Core Plus Fixed Income Portfolio Class L	1,000.00	1,021.70	1,020.00	5.12	5.11	1.01
Core Plus Fixed Income Portfolio Class C	1,000.00	1,018.70	1,017.75	7.39	7.38	1.46
Core Plus Fixed Income Portfolio Class IS	1,000.00	1,025.20	1,023.26	1.83	1.83	0.36

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited)

Core Plus Fixed Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 1.61%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg U.S. Aggregate Index1 (the "Index"), which returned –0.90%.

Factors Affecting Performance

•  Government bond yields rose significantly over the period, particularly in the first quarter of 2021, in the U.S. and throughout the world. This had a positive impact on performance as the Fund held a short duration position in the U.S. versus the Index. The portfolio's long duration position in emerging markets (EM) external debt also contributed positively, particularly in Mexico and Nigeria.

•  Overall securitized sector positioning contributed positively to relative performance during the period as securitized spreads continued to recover amid an improved economic backdrop. The allocation to non-agency residential mortgage-backed securities (RMBS) was the largest contributor over the period, followed by the overweight positioning to the non-agency commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) sectors.

•  Over the period, the portfolio's overweight to investment grade corporate bonds and allocation to high yield corporate bonds contributed to relative performance as credit spreads continued to tighten over the period.

•  This positive relative performance was partially offset by the portfolio's long Brazilian real position versus the U.S. dollar, which had a small negative impact on relative performance over the period.

Management Strategies

•  Resurgent COVID-19 infections present a potential headwind to the U.S. and global economy getting back to trend growth. We still view it as a potentially delaying, rather than derailing, risk. Even though some economies have recovered quicker than anticipated, they are still operating below their estimated capacity, especially in the services sector, and the pandemic has most likely led to, or accelerated, structural changes to the economy, which could cause disruption for some time. While we do not expect a dramatic sell-off in government bond markets, we think the risk is skewed to yields rising, as markets price in the path to monetary policy normalization.

•  We expect inflation to remain high for some time, with year-over-year rates not declining until the second half of 2022. It is still our view that the surge is mainly transitory, due to technical factors, higher commodity prices and temporary bottlenecks in the economy. However, there is a risk that higher inflation proves to be more sustained, as wages and housing costs (which are usually more sticky than other prices) and inflation expectations (both market-based measures and consumer surveys) have also risen.

•  The backdrop for the U.S. Treasury market remains positive in our view. Tapering of the Federal Reserve's (Fed) asset purchases is expected to be announced in November or December 2021. For now, we stick with our outlook for Treasury yields to drift higher.

•  Looking forward, we see credit as fully valued but likely to consolidate at current levels supported by the four pillars of: (1) expectations financial conditions will remain easy, supporting low default rates; (2) economic activity that is expected to rebound as vaccinations allow economies to reopen; (3) strong corporate profitability with conservative balance sheet management as overall uncertainty remains high; and (4) demand for credit to stay strong as excess liquidity looks to be invested. We expect good ability to earn attractive incremental yield but see limited opportunities for capital gains from spread tightening.

1  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and. does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

•  Within securitized assets, U.S. residential credit-related assets appear to offer more attractive opportunities, in our view, as the fundamentals of the housing market continue to be strong. U.S. home prices are up nearly 20% over the past year, driven by affordability from low mortgage rates, low housing supply, and increasing demand from both the millennial generation (largest U.S. demographic cohort ever) and the evolving work-from-home dynamics.ii We favor more stable, very high-quality (AAA through A rated securities) CMBS sectors such as multi-family and office over shopping centers. Within ABS, we have a mixed outlook, with traditional consumer ABS (credit cards and auto loans) looking relatively expensive while the more COVID-challenged ABS sectors continue to offer much greater recovery potential. We remain negative on agency mortgage-backed securities (MBS) given our concerns about the potential impact on agency MBS if the Fed begins to taper its MBS purchases. We believe the Fed's taper plans have been thoroughly communicated and priced into the market, as spreads have widened meaningfully in 2021 in anticipation of this taper.

•  The near-term outlook for EM debt looks challenging, as the asset class faces multiple disruptive forces. The prospects of Fed tapering as early as November 2021 and its impact on real yields and the U.S. dollar may weigh on EM asset performance. A strengthening dollar is even more challenging in the current scenario where EM growth so far has failed to catch up with that of advanced economies and inflationary pressures remain at large (mainly due to supply-side disruptions), forcing a global tightening of monetary conditions. Moreover, recent negative headlines about China's real estate market, besides contributing to deteriorating market sentiment, imply a weakening Chinese economy in the quarters ahead, which could adversely impact commodity exporters in the EM universe (except oil, which seems to be well supported due to supply-side factors). Therefore, we remain cautious on risk in the near term, despite valuations being generally attractive. We are biased towards EM high yield credits with positive idiosyncratic stories and/or exposed to higher oil prices (and similarly, in EM currencies). In rates markets, we prefer the yield curves of countries that are already pricing in aggressive monetary policy tightening.

ii  Source: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index. Data as of September 30, 2021.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Core Plus Fixed Income Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg U.S. Aggregate Index(1) and the Lipper Core Plus Bond Funds Index(2)

	Period Ended September 30, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	1.61%	4.15%	5.39%	7.01%
Fund — Class A Shares w/o sales charges(5)	1.17	3.78	5.03	4.80
Fund — Class A Shares with maximum 3.25% sales charges(5)	–2.12	3.10	4.69	4.66
Fund — Class L Shares w/o sales charges(6)	1.00	3.52	—	4.51
Fund — Class C Shares w/o sales charges(7)	0.49	3.03	—	4.06
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–0.48	3.03	—	4.06
Fund — Class IS Shares w/o sales charges(8)	1.66	—	—	5.81
Bloomberg U.S. Aggregate Index	–0.90	2.94	3.01	6.68
Lipper Core Plus Bond Funds Index	1.72	3.79	4.01	—

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Core Plus Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Core Plus Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Core Plus Bond Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on November 14, 1984.

(5)  Commenced offering on November 7, 1996.

(6)  Commenced offering on April 27, 2012.

(7)  Commenced offering on April 30, 2015.

(8)  Commenced offering on June 15, 2018.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (99.1%)
Agency Adjustable Rate Mortgage (0.0%) (a)
Federal Home Loan Mortgage Corporation, Conventional Pool: 12 Month USD LIBOR + 1.63%, 1.94%, 7/1/45	$15	$16
Agency Fixed Rate Mortgages (18.1%)
Federal Home Loan Mortgage Corporation,
Conventional Pools:
2.50%, 11/1/49	905	934
3.00%, 11/1/49 - 12/1/49	635	652
3.50%, 8/1/49	275	286
4.00%, 4/1/49 - 11/1/49	1,241	1,311
4.50%, 2/1/49	580	627
Gold Pools:
3.00%, 3/1/47 - 6/1/49	1,595	1,686
3.50%, 1/1/44 - 4/1/49	985	1,072
4.00%, 6/1/44 - 1/1/48	467	508
5.41%, 7/1/37 - 8/1/37	11	13
5.44%, 1/1/37 - 2/1/38	47	53
5.46%, 5/1/37 - 1/1/38	41	45
5.48%, 8/1/37	11	12
5.50%, 8/1/37 - 4/1/38	56	63
5.52%, 10/1/37	5	6
5.62%, 12/1/36 - 8/1/37	47	54
6.00%, 10/1/36 - 8/1/38	81	92
6.50%, 12/1/25 - 8/1/33	58	65
7.00%, 6/1/28 - 11/1/31	26	27
Federal National Mortgage Association,
Conventional Pools:
2.50%, 10/1/49 - 2/1/50	1,536	1,578
3.00%, 6/1/40 - 1/1/50	4,368	4,546
3.50%, 8/1/45 - 1/1/51	26,290	27,810
4.00%, 11/1/41 - 9/1/49	3,680	3,988
4.50%, 3/1/41 - 8/1/49	1,609	1,744
5.00%, 3/1/41	110	123
5.50%, 6/1/35 - 1/1/37	38	45
5.62%, 12/1/36	18	20
6.50%, 4/1/24 - 1/1/34	537	608
7.00%, 5/1/28 - 12/1/33	90	95
9.50%, 4/1/30	32	35
December TBA:
2.00%, 12/1/51 (b)	9,900	9,887
2.50%, 12/1/51 (b)	76,850	78,906
November TBA:
3.00%, 11/1/51 (b)	23,150	24,195
Government National Mortgage Association,
December TBA:
3.00%, 12/20/51 (b)	9,475	9,865
	Face Amount (000)	Value (000)
Various Pools:
3.50%, 11/20/40 - 7/20/49	$1,091	$1,160
4.00%, 8/20/41 - 11/20/49	3,648	3,901
4.50%, 4/20/49 - 7/20/49	512	539
5.00%, 12/20/48 - 2/20/49	60	63
6.50%, 5/15/40	318	371
		176,985
Asset-Backed Securities (13.2%)
AASET 2018-2 US Ltd.,
4.45%, 11/18/38 (c)	3,124	3,040
AIMCO CLO,
Series 2018-B
3 Month USD LIBOR + 1.10%, 1.23%, 1/15/32 (c)(d)	3,600	3,602
Ajax Mortgage Loan Trust,
1.70%, 5/25/59 (c)	1,995	2,016
2.24%, 6/25/66 (c)	2,184	2,182
American Homes 4 Rent Trust,
6.07%, 10/17/52 (c)	601	674
AMSR 2019-SFR1 Trust,
2.77%, 1/19/39 (c)	3,100	3,228
Aqua Finance Trust,
1.79%, 7/17/46	1,540	1,540
3.47%, 7/16/40 (c)	900	931
BCMSC Trust,
7.51%, 1/15/29 (d)	1,341	1,303
Benefit Street Partners CLO XX Ltd.,
3 Month USD LIBOR + 1.17%, 1.31%, 7/15/34 (c)(d)	3,685	3,687
Blackbird Capital Aircraft,
2.44%, 7/15/46 (c)	1,554	1,559
Blackbird Capital Aircraft Lease Securitization Ltd.,
5.68%, 12/16/41 (c)	714	701
Cascade MH Asset Trust,
4.00%, 11/25/44 (c)(d)	1,354	1,414
CFMT 2020-HB4 LLC,
2.72%, 12/26/30 (c)(d)	3,850	3,855
Consumer Loan Underlying Bond Credit Trust,
4.41%, 10/15/26 (c)	2,000	2,042
4.66%, 7/15/26 (c)	1,000	1,019
5.21%, 7/15/25 (c)	596	604
ContiMortgage Home Equity Loan Trust,
8.10%, 8/15/25	19	15
CWABS Asset-Backed Certificates Trust,
1 Month USD LIBOR + 1.58%, 1.66%, 12/25/34 (d)	3,680	3,687
Diamond Resorts Owner Trust,
4.02%, 2/20/32 (c)	762	783
Fair Square Issuance Trust,
2.90%, 9/20/24 (c)	900	906
Falcon Aerospace Ltd.,
3.60%, 9/15/39 (c)	803	797

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
FCI Funding 2019-1 LLC,
3.63%, 2/18/31 (c)	$132	$133
Foundation Finance Trust,
3.86%, 11/15/34 (c)	383	395
FREED ABS Trust,
3.19%, 11/18/26 (c)	1,512	1,519
3.87%, 6/18/26 (c)	71	72
4.61%, 10/20/25 (c)	49	49
GAIA Aviation Ltd.,
7.00%, 12/15/44 (c)	1,363	1,124
GCI Funding I LLC,
2.82%, 10/18/45 (c)	905	918
Golub Capital Partners ABS Funding Ltd.,
2.77%, 4/20/29 (c)	875	872
Class A2
3.21%, 1/22/29 (c)	3,290	3,321
Goodgreen Trust,
5.53%, 4/15/55 (c)	2,521	2,604
5.74%, 10/15/56 (c)	3,410	3,489
Home Partners of America Trust,
1 Month USD LIBOR + 1.45%, 1.54%, 7/17/37 (c)(d)	2,200	2,204
JOL Air Ltd.,
4.95%, 4/15/44 (c)	241	224
Lunar Aircraft Ltd.,
3.38%, 2/15/45 (c)	428	425
MACH 1 Cayman Ltd.,
3.47%, 10/15/39 (c)	956	956
MAPS Ltd.,
4.21%, 5/15/43 (c)	479	484
METAL LLC,
4.58%, 10/15/42 (c)	623	573
Mosaic Solar Loan Trust,
2.10%, 4/20/46 (c)	753	764
Nationstar HECM Loan Trust,
2.82%, 9/25/30 (c)(d)	775	775
Navistar Financial Dealer Note Master Trust,
1 Month USD LIBOR + 2.90%, 2.99%, 7/25/25 (c)(d)	1,300	1,315
New Residential Mortgage LLC,
5.44%, 6/25/25 - 7/25/25 (c)	4,327	4,429
Newday Funding Master Issuer PLC,
SOFR + 1.10%, 1.15%, 3/15/29 (c)(d)	4,150	4,177
Newtek Small Business Loan Trust,
Daily U.S. Prime Rate - 0.55%, 2.70%, 2/25/44 (c)(d)	451	445
NRZ Excess Spread-Collateralized Notes,
4.69%, 5/25/23 (c)	148	148
NYCTL Trust,
2.19%, 11/10/32 (c)	632	636
Octagon Investment Partners 51 Ltd.,
3 Month USD LIBOR + 1.15%, 1.26%, 7/20/34 (c)(d)	5,225	5,225
	Face Amount (000)		Value (000)
Oxford Finance Funding LLC,
3.10%, 2/15/28 (c)		$1,000	$1,026
5.44%, 2/15/27 (c)		456	469
PMT FMSR Issuer Trust,
1 Month USD LIBOR + 3.00%, 3.09%, 3/25/26 (c)(d)		3,900	3,907
PNMAC FMSR Issuer Trust,
1 Month USD LIBOR + 2.35%, 2.44%, 4/25/23 (c)(d)		2,000	2,005
PNMAC GMSR Issuer Trust,
1 Month USD LIBOR + 2.65%, 2.74%, 8/25/25 (c)(d)		1,400	1,400
1 Month USD LIBOR + 2.85%, 2.94%, 2/25/23 (c)(d)		500	502
Progress Residential Trust,
2.31%, 5/17/38 (c)		650	655
Prosper Marketplace Issuance Trust,
3.20%, 2/17/26 (c)		783	787
3.59%, 7/15/25 (c)		104	104
Raptor Aircraft Finance I LLC,
4.21%, 8/23/44 (c)		2,238	1,980
ReadyCap Lending Small Business Loan Trust,
Daily U.S. Prime Rate - 0.50%, 2.75%, 12/27/44 (c)(d)		649	623
Republic FInance Issuance Trust,
3.43%, 11/22/27 (c)		1,100	1,110
3.54%, 11/20/30 (c)		1,385	1,429
3.93%, 11/22/27 (c)		500	509
S-Jets Ltd.,
3.97%, 8/15/42 (c)		3,285	3,265
7.02%, 8/15/42 (c)		1,081	841
Sculptor CLO XXVI Ltd.,
3 Month USD LIBOR + 1.27%, 1.42%, 7/20/34 (c)(d)		4,900	4,918
SFS Asset Securitization LLC,
4.24%, 6/10/25 (c)		2,137	2,141
SLM Student Loan Trust,
3 Month EURIBOR + 0.55%, 0.10%, 7/25/39	EUR	1,872	2,152
3 Month EURIBOR + 0.55%, 0.10%, 1/25/40 (d)		1,900	2,125
Small Business Origination Loan Trust,
3.85%, 12/15/27	GBP	751	1,010
Sofi Consumer Loan Program Trust,
3.79%, 4/26/27 (c)		$163	164
4.02%, 8/25/27 (c)		94	95
Sprite Ltd.,
4.25%, 12/15/37 (c)		501	499
START Ireland,
4.09%, 3/15/44 (c)		333	333
Start Ltd.,
4.09%, 5/15/43 (c)		3,280	3,277
Sunbird Engine Finance LLC,
3.67%, 2/15/45 (c)		973	945

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
Tricon American Homes Trust,
5.10%, 1/17/36 (c)	$3,500	$3,618
5.15%, 9/17/34 (c)	1,200	1,206
Upstart Securitization Trust,
3.73%, 9/20/29 (c)	1,353	1,365
Verizon Owner Trust,
0.41%, 4/21/25	6,620	6,633
1.94%, 4/22/24	1,700	1,717
		129,671
Collateralized Mortgage Obligations — Agency Collateral Series (1.5%)
Federal Home Loan Mortgage Corporation,
IO
2.83%, 8/25/48 (d)	5,484	1,101
Federal Home Loan Mortgage Corporation,
1 Month USD LIBOR + 4.35%, 4.43%, 12/25/26 (c)(d)	90	90
1 Month USD LIBOR + 5.05%, 5.13%, 7/25/23 (d)	99	101
1 Month USD LIBOR + 5.25%, 5.33%, 7/25/26 (c)(d)	46	47
IO
0.46%, 11/25/27 (d)	23,623	452
2.72%, 1/25/49 (d)	4,091	825
2.75%, 1/25/49 - 2/25/49(d)	26,722	5,559
2.82%, 9/25/48 (d)	16,800	3,507
3.20%, 4/25/39 (d)	3,200	1,062
3.57%, 10/25/38 (d)	3,500	1,261
IO REMIC
6.00% - 1 Month USD LIBOR, 5.92%, 11/15/43 (d)	559	96
IO STRIPS
7.50%, 12/15/29	16	3
Federal National Mortgage Association,
IO PAC REMIC
8.00%, 9/18/27	44	6
IO REMIC
6.00%, 7/25/33	39	5
IO STRIPS
6.50%, 9/25/29 - 12/25/29	200	23
8.00%, 4/25/24	10	—	@
8.50%, 10/25/25	13	1
9.00%, 11/25/26	14	1
REMIC
7.00%, 9/25/32	125	149
Government National Mortgage Association,
IO
5.00%, 2/16/41	107	19
IO PAC
6.15% - 1 Month USD LIBOR, 6.06%, 10/20/41 (e)	69	1
		14,309
	Face Amount (000)	Value (000)
Commercial Mortgage-Backed Securities (5.7%)
Bancorp Commercial Mortgage Trust,
SOFR + 2.41%, 2.46%, 9/15/36 (c)(d)	$1,400	$1,401
BANK 2019-BNK21,
IO
0.99%, 10/17/52 (d)	14,900	875
BANK 2020-BNK30,
3.02%, 12/15/53 (d)	4,200	3,911
Benchmark Mortgage Trust,
3.76%, 7/15/53 (c)	2,000	2,042
IO
0.99%, 9/15/48 (c)(d)	31,000	1,303
BF 2019-NYT Mortgage Trust,
1 Month USD LIBOR + 1.70%, 1.78%, 12/15/35 (c)(d)	2,500	2,504
BXP Trust,
1 Month USD LIBOR + 3.00%, 3.08%, 11/15/34 (c)(d)	1,150	1,055
CG-CCRE Commercial Mortgage Trust,
1 Month USD LIBOR + 1.85%, 1.94%, 11/15/31 (c)(d)	561	552
Citigroup Commercial Mortgage Trust,
3.62%, 12/10/41 (c)(d)	1,100	883
IO
0.87%, 11/10/48 (d)	2,380	61
1.03%, 9/10/58 (d)	4,466	135
COMM Mortgage Trust,
3.51%, 8/15/57 (c)(d)	1,400	1,359
IO
0.08%, 7/10/45 (d)	10,283	7
0.88%, 10/10/47 (d)	2,770	49
1.16%, 7/15/47 (d)	2,771	64
CSMC 2020-TMIC,
Class A
1 Month USD LIBOR + 3.00%, 3.25%, 12/15/35 (c)(d)	5,275	5,381
CSWF Commercial Mortgage Trust,
1 Month USD LIBOR + 1.57%, 1.65%, 6/15/34 (c)(d)	3,350	3,344
DROP Mortgage Trust,
1 Month USD LIBOR + 1.15%, 1.23%, 4/15/26 (c)(d)	3,525	3,542
GS Mortgage Securities Trust,
4.90%, 8/10/46 (c)(d)	500	494
IO
0.85%, 9/10/47 (d)	4,832	88
1.38%, 10/10/48 (d)	4,820	197
InTown Hotel Portfolio Trust,
1 Month USD LIBOR + 2.30%, 2.38%, 1/15/33 (c)(d)	579	580
Jackson Park Trust LIC,
3.35%, 10/14/39 (c)(d)	1,700	1,577

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Commercial Mortgage-Backed Securities (cont'd)
JP Morgan Chase Commercial Mortgage Securities Corp.,
1 Month USD LIBOR + 2.45%, 2.53%, 4/15/38 (c)(d)		$2,400	$2,409
JP Morgan Chase Commercial Mortgage Securities Trust,
IO
0.65%, 4/15/46 (d)		6,956	53
0.81%, 12/15/49 (d)		4,075	90
1.01%, 7/15/47 (d)		5,573	85
JPMBB Commercial Mortgage Securities Trust,
4.81%, 4/15/47 (c)(d)		775	790
IO
1.12%, 8/15/47 (d)		3,454	81
Last Mile Logistics Pan Euro Finance DAC,
1.90%, 8/17/33	EUR	750	869
Manhattan West Mortgage Trust,
2.41%, 9/10/39 (c)(d)		$1,500	1,488
MFT Mortgage Trust,
3.39%, 8/10/40 (c)(d)		1,000	1,011
MFT Trust,
3.59%, 2/10/42 (c)(d)		800	765
MKT 2020-525M Mortgage Trust,
3.04%, 2/12/40 (c)(d)		1,000	935
Multifamily Connecticut Avenue Securities Trust,
1 Month USD LIBOR + 1.70%, 1.79%, 10/15/49 (c)(d)		351	352
1 Month USD LIBOR + 1.95%, 2.04%, 3/25/50 (c)(d)		2,259	2,265
Natixis Commercial Mortgage Securities Trust,
1 Month USD LIBOR + 2.20%, 2.28%, 7/15/36 (c)(d)		2,300	2,303
4.27%, 5/15/39 (c)(d)		2,300	2,286
4.46%, 1/15/43 (c)(d)		800	823
Olympic Tower 2017-OT Mortgage Trust,
3.57%, 5/10/39 (c)		2,900	3,105
SG Commercial Mortgage Securities Trust,
3.85%, 3/15/37 (c)(d)		1,900	1,916
4.66%, 2/15/41 (c)(d)		1,250	1,240
SLG Office Trust,
IO
0.26%, 7/15/41 (c)(d)		34,800	728
Wells Fargo Commercial Mortgage Trust,
1 Month USD LIBOR + 1.74%, 1.82%, 2/15/37 (c)(d)		900	898
WFRBS Commercial Mortgage Trust,
4.28%, 5/15/45 (c)(d)		425	420
			56,316
Corporate Bonds (33.9%)
Finance (11.5%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust,
4.13%, 7/3/23		1,150	1,210
	Face Amount (000)	Value (000)
Aflac, Inc.,
4.75%, 1/15/49	$500	$655
Air Lease Corp.,
2.30%, 2/1/25	1,325	1,361
American International Group, Inc.,
4.50%, 7/16/44	1,075	1,314
Anthem, Inc.,
2.25%, 5/15/30	1,325	1,330
Aon Corp.,
2.80%, 5/15/30	1,750	1,830
Australia & New Zealand Banking Group Ltd.,
2.57%, 11/25/35 (c)	875	850
AvalonBay Communities, Inc.,
2.95%, 5/11/26	375	402
Avolon Holdings Funding Ltd.,
2.88%, 2/15/25 (c)	2,650	2,728
Banco Santander Chile,
2.70%, 1/10/25 (c)	1,125	1,171
Banco Santander SA,
5.18%, 11/19/25	600	682
Bank of America Corp.,
1.73%, 7/22/27	2,525	2,537
2.69%, 4/22/32	7,200	7,336
3.31%, 4/22/42	600	630
MTN
4.00%, 1/22/25	1,055	1,147
Bank of Ireland Group PLC,
2.03%, 9/30/27 (c)	2,500	2,501
Bank of Montreal,
3.80%, 12/15/32	2,700	2,960
Belrose Funding Trust,
2.33%, 8/15/30 (c)	1,225	1,210
BNP Paribas SA,
2.82%, 11/19/25 (c)	700	733
2.82%, 1/26/41 (c)(f)	750	713
4.40%, 8/14/28 (c)	1,050	1,198
BPCE SA,
5.15%, 7/21/24 (c)	2,750	3,040
Brookfield Finance LLC,
3.45%, 4/15/50	1,350	1,396
Brown & Brown, Inc.,
2.38%, 3/15/31	900	898
4.20%, 9/15/24	1,150	1,251
Chubb INA Holdings, Inc.,
1.38%, 9/15/30	2,275	2,156
Citigroup, Inc.,
2.56%, 5/1/32	2,150	2,173
CNO Financial Group, Inc.,
5.25%, 5/30/29	885	1,038
Coinbase Global, Inc.,
3.38%, 10/1/28 (c)(f)	730	702
Credit Agricole SA,
3.25%, 10/4/24 (c)	725	774

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Credit Suisse Group AG,
2.59%, 9/11/25 (c)	$4,800	$4,977
Danske Bank A/S,
5.00%, 1/12/23 (c)	350	354
Deutsche Bank AG,
3.95%, 2/27/23	850	889
GA Global Funding Trust,
1.00%, 4/8/24 (c)	1,875	1,884
GE Capital International Funding Co., Unlimited Co.,
4.42%, 11/15/35	1,965	2,360
Global Atlantic Fin Co.,
4.70%, 10/15/51 (c)	2,220	2,297
Goldman Sachs Group, Inc. (The),
2.38%, 7/21/32	975	966
2.62%, 4/22/32	2,175	2,203
MTN
4.80%, 7/8/44	625	800
Grupo Aval Ltd.,
4.38%, 2/4/30 (c)	770	762
Howard Hughes Corp. (The),
4.38%, 2/1/31 (c)	1,480	1,491
HSBC Holdings PLC,
4.25%, 3/14/24	2,325	2,499
Intercontinental Exchange, Inc.,
1.85%, 9/15/32	2,675	2,530
Intesa Sanpaolo SpA,
5.25%, 1/12/24	610	667
Jefferies Finance LLC/JFIN Co-Issuer Corp.,
5.00%, 8/15/28 (c)	1,490	1,512
JPMorgan Chase & Co.,
1.95%, 2/4/32	3,775	3,644
4.13%, 12/15/26	3,225	3,628
JPMorgan Chase Bank NA,
0.13%, 1/1/23 (c)(f)	1,140	1,169
Kimco Realty Corp.,
3.70%, 10/1/49	1,050	1,139
Lloyds Banking Group PLC,
3.57%, 11/7/28	250	272
4.38%, 3/22/28	1,525	1,736
Macquarie Bank Ltd.,
2.30%, 1/22/25 (c)(f)	1,700	1,769
Marsh & McLennan Cos., Inc.,
5.88%, 8/1/33	1,554	2,088
MassMutual Global Funding II,
3.40%, 3/8/26 (c)	1,040	1,135
Metropolitan Life Global Funding I,
2.95%, 4/9/30 (c)	1,300	1,391
Nationwide Building Society,
3.96%, 7/18/30 (c)	1,200	1,335
4.30%, 3/8/29 (c)	1,550	1,746
4.36%, 8/1/24 (c)	500	532
	Face Amount (000)	Value (000)
Natwest Group PLC,
3.88%, 9/12/23	$875	$928
Oversea-Chinese Banking Corp. Ltd.,
1.83%, 9/10/30 (c)	970	968
Pine Street Trust I,
4.57%, 2/15/29 (c)	575	654
Progressive Corp. (The),
3.20%, 3/26/30	175	191
4.00%, 3/1/29	575	657
Realty Income Corp.,
0.75%, 3/15/26	1,602	1,565
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc.,
3.88%, 3/1/31 (c)	1,350	1,364
Santander UK Group Holdings PLC,
3.57%, 1/10/23	2,400	2,421
Societe Generale SA,
2.63%, 1/22/25 (c)	1,625	1,688
Standard Chartered PLC,
2.68%, 6/29/32 (c)	475	473
SVB Financial Group,
1.80%, 2/2/31 (f)	2,900	2,786
Travelers Cos., Inc. (The),
3.75%, 5/15/46	800	924
USAA Capital Corp.,
2.13%, 5/1/30 (c)	350	353
Wells Fargo & Co.,
2.88%, 10/30/30	1,150	1,202
Westpac Banking Corp.,
2.67%, 11/15/35	775	759
		112,634
Industrials (20.9%)
7-Eleven, Inc.,
1.80%, 2/10/31 (c)	2,500	2,382
AbbVie, Inc.,
4.25%, 11/21/49	850	1,008
Adobe, Inc.,
2.30%, 2/1/30	1,975	2,044
Airbnb, Inc.,
0.00%, 3/15/26 (c)	1,015	1,000
Alibaba Group Holding Ltd.,
2.13%, 2/9/31 (f)	825	793
Altria Group, Inc.,
3.40%, 2/4/41	2,225	2,110
Amazon.com, Inc.,
2.70%, 6/3/60	1,075	1,011
American Airlines Inc/AAdvantage Loyalty IP Ltd.,
5.75%, 4/20/29 (c)	1,590	1,715
Amgen, Inc.,
2.80%, 8/15/41	1,075	1,040
Anheuser-Busch InBev Worldwide, Inc.,
3.50%, 6/1/30	650	712
4.60%, 4/15/48	2,683	3,209

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Apple, Inc.,
2.65%, 5/11/50	$2,050	$1,974
2.70%, 8/5/51	975	942
Arches Buyer, Inc.,
4.25%, 6/1/28 (c)	1,550	1,573
AT&T, Inc.,
2.55%, 12/1/33	1,725	1,699
3.55%, 9/15/55	3,375	3,335
Baidu, Inc.,
1.72%, 4/9/26	1,450	1,455
BAT Capital Corp.,
3.56%, 8/15/27	2,100	2,264
Boeing Co. (The),
2.95%, 2/1/30	650	663
3.25%, 2/1/35	225	225
3.95%, 8/1/59	350	360
BP Capital Markets PLC,
4.38%, 6/22/25 (g)	700	748
4.88%, 3/22/30 (g)	700	771
Burlington Northern Santa Fe LLC,
3.30%, 9/15/51	850	918
Charter Communications Operating LLC/ Charter Communications Operating Capital,
2.30%, 2/1/32	1,200	1,144
3.50%, 3/1/42 (h)	900	882
3.85%, 4/1/61	1,325	1,267
3.95%, 6/30/62 (h)	750	725
Chemours Co. (The),
4.63%, 11/15/29 (c)	2,550	2,493
Children's Health System of Texas,
2.51%, 8/15/50	800	746
Cigna Corp.,
2.38%, 3/15/31	1,975	1,995
3.40%, 3/15/51	625	643
CNOOC Finance 2013 Ltd.,
3.00%, 5/9/23	540	558
Comcast Corp.,
1.95%, 1/15/31	3,725	3,659
2.89%, 11/1/51 (c)	200	192
2.94%, 11/1/56 (c)	1,100	1,041
CVS Health Corp.,
1.88%, 2/28/31	2,555	2,470
5.13%, 7/20/45	425	548
Dell International LLC/EMC Corp.,
5.85%, 7/15/25	400	466
6.02%, 6/15/26	1,475	1,756
Delta Air Lines Pass Through Trust,
Series AA
3.20%, 10/25/25	1,050	1,110
Dexcom, Inc.,
0.25%, 11/15/25	1,175	1,398
	Face Amount (000)	Value (000)
Diamond Sports Group LLC/Diamond Sports Finance Co.,
6.63%, 8/15/27 (c)	$700	$307
Diamondback Energy, Inc.,
3.25%, 12/1/26	1,750	1,875
Duke University,
Series 2020
2.83%, 10/1/55	1,600	1,642
DXC Technology Co.,
1.80%, 9/15/26	3,450	3,447
eBay, Inc.,
3.65%, 5/10/51	1,550	1,664
Enbridge, Inc.,
2.50%, 1/15/25 (f)	925	964
2.50%, 8/1/33	3,025	3,039
Energy Transfer LP,
2.90%, 5/15/25	1,575	1,652
3.90%, 7/15/26	750	819
Enterprise Products Operating LLC,
3.30%, 2/15/53	825	806
Equinix, Inc.,
1.00%, 9/15/25	2,500	2,467
Expedia Group, Inc.,
0.00%, 2/15/26 (c)(f)	950	1,030
Exxon Mobil Corp.,
3.45%, 4/15/51	1,375	1,465
Fiserv, Inc.,
2.65%, 6/1/30	500	512
Ford Motor Credit Co. LLC,
4.00%, 11/13/30	490	510
Ford Motor Credit Co., LLC,
3.10%, 5/4/23	200	203
4.39%, 1/8/26	800	854
Fox Corp.,
5.48%, 1/25/39	1,300	1,662
Galaxy Pipeline Assets Bidco Ltd.,
1.75%, 9/30/27 (c)	2,985	3,021
General Motors Co.,
6.60%, 4/1/36	200	269
General Motors Financial Co., Inc.,
3.85%, 1/5/28	800	871
4.35%, 1/17/27	1,825	2,047
Georgia-Pacific LLC,
2.30%, 4/30/30 (c)(f)	1,525	1,554
Gilead Sciences, Inc.,
2.80%, 10/1/50	700	661
Glencore Funding LLC,
4.13%, 3/12/24 (c)	2,375	2,545
Global Payments, Inc.,
1.20%, 3/1/26	1,075	1,065
GLP Capital LP/GLP Financing II, Inc.,
5.38%, 4/15/26	1,250	1,423
GSK Finance No 3 PLC,
0.00%, 6/22/23 (c)	1,500	1,487

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
HCA, Inc.,
5.25%, 6/15/49	$1,900	$2,429
Hyatt Hotels Corp.,
1.80%, 10/1/24 (h)	1,600	1,604
Hyundai Capital America,
1.80%, 1/10/28 (c)	2,650	2,595
Imperial Brands Finance PLC,
3.13%, 7/26/24 (c)	1,000	1,052
J2 Global, Inc.,
1.75%, 11/1/26 (c)	825	1,037
Johns Hopkins University,
Series A
2.81%, 1/1/60	1,170	1,195
Kimberly-Clark de Mexico SAB de CV,
2.43%, 7/1/31 (c)	1,375	1,372
Las Vegas Sands Corp.,
3.20%, 8/8/24	850	873
Level 3 Financing, Inc.,
3.40%, 3/1/27 (c)	1,275	1,345
Lions Gate Capital Holdings LLC,
5.50%, 4/15/29 (c)	1,570	1,625
LYB International Finance III LLC,
4.20%, 5/1/50	550	628
MARB BondCo PLC,
3.95%, 1/29/31 (c)	2,720	2,602
Marriott Vacations Worldwide Corp.,
1.50%, 9/15/22	915	1,086
Masco Corp.,
2.00%, 2/15/31	492	476
McDonald's Corp.,
4.45%, 9/1/48	450	553
McLaren Health Care Corp.,
Series A
4.39%, 5/15/48	1,175	1,483
Microsoft Corp.,
2.53%, 6/1/50	750	723
Midwest Connector Capital Co. LLC,
3.63%, 4/1/22 (c)(f)	400	405
NBN Co. Ltd.,
2.63%, 5/5/31 (c)	2,400	2,437
Newcastle Coal Infrastructure Group Pty Ltd.,
4.40%, 9/29/27 (c)	2,550	2,614
Newmont Corp.,
2.25%, 10/1/30	1,150	1,145
NIKE, Inc.,
2.85%, 3/27/30	1,225	1,318
Nissan Motor Co. Ltd.,
3.04%, 9/15/23 (c)	2,400	2,497
NOVA Chemicals Corp.,
4.25%, 5/15/29 (c)	2,075	2,078
NTT Finance Corp.,
1.59%, 4/3/28 (c)	3,900	3,863
	Face Amount (000)		Value (000)
NuStar Logistics LP,
6.38%, 10/1/30		$2,350	$2,588
NVIDIA Corp.,
2.85%, 4/1/30		1,250	1,340
Occidental Petroleum Corp.,
3.20%, 8/15/26		10	10
3.50%, 8/15/29		2,600	2,648
ONEOK, Inc.,
3.10%, 3/15/30		1,625	1,697
Ooredoo International Finance Ltd.,
2.63%, 4/8/31 (c)		1,470	1,501
Oracle Corp.,
2.50%, 4/1/25		1,900	1,989
Peloton Interactive, Inc.,
0.00%, 2/15/26 (c)		975	863
Resorts World Las Vegas LLC/RWLV Capital, Inc.,
4.63%, 4/16/29 (c)(f)		2,800	2,860
RingCentral, Inc.,
0.00%, 3/15/26		895	842
Rockies Express Pipeline LLC,
3.60%, 5/15/25 (c)		2,125	2,197
Ross Stores, Inc.,
0.88%, 4/15/26		2,100	2,067
Royalty Pharma PLC,
3.55%, 9/2/50		925	910
Saudi Arabian Oil Co.,
3.25%, 11/24/50 (c)		960	918
SBA Communications Corp.,
3.13%, 2/1/29 (c)		1,610	1,558
Seattle Children's Hospital,
Series 2021
2.72%, 10/1/50		2,750	2,682
Sherwin-Williams Co. (The),
2.30%, 5/15/30		925	935
2.95%, 8/15/29		625	664
Siemens Financieringsmaatschappij N.V.,
2.35%, 10/15/26 (c)		2,050	2,142
Silgan Holdings, Inc.,
1.40%, 4/1/26 (c)		2,150	2,118
Splunk, Inc.,
1.13%, 6/15/27		1,200	1,183
Spotify USA, Inc.,
0.00%, 3/15/26 (c)		1,190	1,075
Standard Industries, Inc.,
2.25%, 11/21/26 (c)	EUR	575	659
Syngenta Finance N.V.,
4.89%, 4/24/25 (c)		$975	1,067
T-Mobile USA, Inc.,
2.25%, 11/15/31		1,700	1,668
3.60%, 11/15/60		650	640
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
4.00%, 1/15/32 (c)		2,695	2,789

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Telefonica Emisiones SA,
4.10%, 3/8/27	$1,800	$2,024
TotalEnergies SE,
Series FP
0.50%, 12/2/22	1,200	1,220
Trimble, Inc.,
4.15%, 6/15/23	1,150	1,213
TSMC Global Ltd.,
0.75%, 9/28/25 (c)	1,325	1,293
Uber Technologies, Inc.,
0.01%, 12/15/25 (c)	1,560	1,525
Univision Communications, Inc.,
4.50%, 5/1/29 (c)	1,470	1,496
US Foods, Inc.,
4.75%, 2/15/29 (c)	2,350	2,415
Verizon Communications, Inc.,
2.36%, 3/15/32 (c)	300	297
2.65%, 11/20/40	2,050	1,929
2.99%, 10/30/56	3,025	2,800
3.40%, 3/22/41	275	287
Volkswagen Group of America Finance LLC,
4.75%, 11/13/28 (c)	1,025	1,200
Vontier Corp.,
2.40%, 4/1/28 (c)	2,700	2,666
VTR Finance N.V.,
6.38%, 7/15/28 (c)	1,050	1,133
Walmart, Inc.,
2.65%, 9/22/51	225	224
Walt Disney Co. (The),
2.75%, 9/1/49	2,491	2,395
3.50%, 5/13/40	375	414
Western Digital Corp.,
1.50%, 2/1/24	1,055	1,069
Williams Cos., Inc. (The),
4.85%, 3/1/48	475	582
Zynga, Inc.,
0.00%, 12/15/26 (c)	1,150	1,116
		204,848
Utilities (1.5%)
DTE Electric Co.,
2.95%, 3/1/50	350	352
Duke Energy Indiana LLC,
2.75%, 4/1/50	460	441
Enel Finance International N.V.,
3.63%, 5/25/27 (c)	1,800	1,994
Jersey Central Power & Light Co.,
2.75%, 3/1/32 (c)	1,400	1,436
Korea Hydro & Nuclear Power Co., Ltd.,
3.75%, 7/25/23 (c)	1,380	1,460
Mississippi Power Co.,
3.95%, 3/30/28	2,325	2,593
	Face Amount (000)		Value (000)
Northern States Power Co.,
2.90%, 3/1/50		$1,400	$1,410
NRG Energy, Inc.,
3.63%, 2/15/31 (c)		1,530	1,505
Pacific Gas and Electric Co.,
3.30%, 8/1/40		1,025	947
Piedmont Natural Gas Co., Inc.,
2.50%, 3/15/31		975	981
Xcel Energy, Inc.,
2.60%, 12/1/29		1,850	1,915
			15,034
			332,516
Mortgages — Other (17.3%)
Adjustable Rate Mortgage Trust,
3.29%, 6/25/35 (d)		106	107
Ajax Mortgage Loan Trust,
2.35%, 9/25/65 (c)(d)		725	731
Alternative Loan Trust,
1 Month USD LIBOR + 0.18%, 0.27%, 5/25/47 (d)		91	88
Asset Backed Trust,
2.24%, 6/25/61 (c)		2,642	2,644
Banc of America Alternative Loan Trust,
1 Month USD LIBOR + 0.65%, 0.74%, 7/25/46 (d)		127	97
6.36%, 10/25/36		437	187
Banc of America Funding Trust,
5.25%, 7/25/37		24	25
Bear Stearns ARM Trust,
2.66%, 2/25/34 (d)		573	591
BRAVO Residential Funding Trust,
2.00%, 5/25/59 (c)(d)		2,142	2,179
Brean Asset Backed Securities Trust,
1.40%, 10/25/63 (c)(d)		1,831	1,761
1.75%, 10/25/61 (c)(d)		2,550	2,494
Bunker Hill Loan Depositary Trust,
1.72%, 2/25/55 (c)(d)		1,515	1,531
Cascade Funding Mortgage Trust,
1.94%, 9/25/50 (c)(d)		4,322	4,294
3.73%, 6/25/36 (c)(d)		3,825	3,815
4.00%, 10/25/68 (c)(d)		1,902	1,942
CFMT 2021-HB5 LLC,
2.91%, 2/25/31 (c)(d)		3,800	3,808
ChaseFlex Trust,
6.00%, 2/25/37		617	359
CIM Trust,
2.50%, 7/1/51 (c)(d)		4,019	4,087
Citigroup Mortgage Loan Trust,
2.50%, 9/25/51 (c)(d)		4,900	4,963
Classic RMBS Trust,
3.06%, 8/16/49 (c)	CAD	59	48
Credit Suisse Mortgage Trust,
1 Month USD LIBOR + 3.97%, 4.05%, 4/15/23 (c)(d)		$3,350	3,368

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
CSMC Trust,
3.89%, 12/15/23		$3,300	$3,317
E-MAC NL 2004-I BV,
3 Month EURIBOR + 0.18%, 1.71%, 7/25/36 (d)	EUR	419	481
Eurosail BV,
3 Month EURIBOR + 1.80%, 1.25%, 10/17/40 (d)		700	814
Eurosail PLC,
3 Month GBP LIBOR + 0.95%, 1.02%, 6/13/45 (d)	GBP	601	803
Farringdon Mortgages No. 2 PLC,
3 Month GBP LIBOR + 1.50%, 1.58%, 7/15/47 (d)		209	284
Federal Home Loan Mortgage Corporation,
3.00%, 7/25/46 - 5/25/47		$1,376	1,389
3.50%, 5/25/45 - 5/25/47		581	598
3.86%, 5/25/45 (c)(d)		7	7
4.00%, 5/25/45		13	13
1 Month USD LIBOR + 5.15%, 5.24%, 10/25/29 (d)		300	328
Flagstar Mortgage Trust,
2.50%, 9/25/51 (c)(d)		3,873	3,923
FMC GMSR Issuer Trust,
4.23%, 9/25/24 (c)(d)		1,900	1,899
4.45%, 1/25/26 (c)(d)		3,500	3,485
Glenbeigh 2 Issuer 2021-2 DAC,
3 Month EURIBOR + 0.75%, 0.00%, 6/24/50 (c)	EUR	4,400	5,129
Grifonas Finance No. 1 PLC,
6 Month EURIBOR + 0.28%, 0.00%, 8/28/39 (d)		309	353
HarborView Mortgage Loan Trust,
1 Month USD LIBOR + 0.19%, 0.28%, 1/19/38 (d)		$337	327
Headlands Residential LLC,
2.49%, 9/25/26 (c)(d)		3,320	3,320
3.97%, 6/25/24 (c)		8	8
Hundred Acre Wood Trust,
2.50%, 10/25/51 (c)(d)		4,425	4,513
IM Pastor 3 FTH,
3 Month EURIBOR + 0.14%, 0.00%, 3/22/43 (d)	EUR	399	432
JP Morgan Mortgage Trust,
3.05%, 6/25/37 (d)		$76	68
6.00%, 6/25/37		40	45
Landmark Mortgage Securities No. 1 PLC,
3 Month EURIBOR + 0.60%, 0.06%, 6/17/38 (d)	EUR	756	867
Legacy Mortgage Asset Trust,
3.25%, 2/25/60 (c)		$3,085	3,107
Lehman Mortgage Trust,
6.50%, 9/25/37		626	314
	Face Amount (000)		Value (000)
LHOME Mortgage Trust,
3.23%, 10/25/24 (c)		$675	$680
Mello Mortgage Capital Acceptance,
2.50%, 8/25/51 (c)		4,719	4,796
Mello Warehouse Securitization Trust,
1 Month USD LIBOR + 0.70%, 0.78%, 2/25/55 (c)(d)		2,215	2,222
1 Month USD LIBOR + 1.30%, 1.39%, 11/25/53 (c)(d)		2,000	1,996
Natixis Commercial Mortgage Securities Trust,
1.80%, 8/15/38		3,250	3,250
New Residential Mortgage Loan Trust,
4.00%, 9/25/57 (c)(d)		573	605
Newgate Funding PLC,
3 Month GBP LIBOR + 0.16%, 0.23%, 12/15/50 (d)	GBP	1,293	1,686
NRPL Trust,
4.25%, 7/25/67 (c)		$769	769
NYMT Loan Trust,
2.94%, 10/25/60 (c)(d)		1,660	1,676
OBX Trust,
3.50%, 10/25/59 - 2/25/60 (c)(d)		1,025	1,049
Pepper Residential Securities Trust,
1 Month USD LIBOR + 0.93%, 1.01%, 3/12/61 (c)(d)		702	703
Preston Ridge Partners LLC,
2.86%, 9/25/25 (c)		2,363	2,370
PRMI Securitization Trust,
2.50%, 4/25/51 (c)(d)		5,045	5,113
PRPM LLC,
1.74%, 9/25/26 (c)(d)		2,800	2,801
3.50%, 10/25/24 (c)(d)		1,490	1,496
RMF Buyout Issuance Trust,
1.71%, 6/25/30 (c)(d)		1,373	1,377
2.15%, 6/25/30 (c)(d)		750	754
Seasoned Credit Risk Transfer Trust,
3.00%, 9/25/55 - 5/25/60		14,873	15,693
4.00%, 7/25/56 (d)		450	455
4.00%, 8/25/56 (c)(d)		1,000	1,032
4.00%, 8/25/58 - 2/25/59		1,641	1,788
4.25%, 8/25/59 - 11/25/60(c)(d)		6,550	6,887
4.50%, 6/25/57		1,542	1,709
4.75%, 7/25/56 - 6/25/57(c)(d)		1,408	1,464
4.75%, 10/25/58 (d)		1,300	1,384
Stratton Mortgage Funding PLC,
2.15%, 5/25/51	GBP	2,500	3,384
Structured Asset Securities Corp. Reverse Mortgage Loan Trust,
1 Month USD LIBOR + 1.85%, 1.94%, 5/25/47 (c)(d)		$1,495	1,340
TDA 27 FTA,
3 Month EURIBOR + 0.19%, 0.00%, 12/28/50 (d)	EUR	1,548	1,602
Toorak Mortgage Corp. Ltd.,
3.72%, 9/25/22		$2,000	2,012

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
Towd Point HE Trust,
0.92%, 2/25/63 (c)(d)		$4,338	$4,341
Towd Point Mortgage Funding PLC,
3 Month GBP SONIA LIBOR + 1.80%, 1.85%, 7/20/44 (d)		1,800	2,415
2.40%, 2/20/54		2,400	3,247
TVC Mortgage Trust,
3.47%, 9/25/24 (c)		850	856
United Wholesale Mortgage Trust,
2.50%, 8/25/51 (c)(d)		4,944	5,021
Vista Point Securitization Trust,
1.76%, 3/25/65 (c)(d)		1,407	1,415
VOLT XCIII LLC,
1.89%, 2/27/51 (c)		2,279	2,288
VOLT XCIV LLC,
2.24%, 2/27/51 (c)		2,800	2,805
			169,424
Municipal Bonds (0.5%)
Chicago O'Hare International Airport, IL,
O'Hare International Airport Revenue Series 2010B
6.40%, 1/1/40		255	383
City of New York, NY,
Series G-1
5.97%, 3/1/36		270	372
Illinois State Toll Highway Authority, IL,
Highway Revenue, Build America Bonds Series A
6.18%, 1/1/34		477	663
New York City, NY, Transitional Finance Authority Future Tax Secured Revenue Series A
5.27%, 5/1/27		320	382
Onondaga Civic Development Corp., NY,
3.07%, 12/1/55		2,925	2,860
			4,660
Sovereign (5.7%)
Australia Government Bond,
3.25%, 4/21/25	AUD	10,500	8,344
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/25	BRL	12,400	2,268
Croatia Government International Bond,
1.50%, 6/17/31	EUR	1,307	1,587
Dominican Republic International Bond,
4.88%, 9/23/32 (c)		$410	419
5.88%, 1/30/60 (c)		2,310	2,266
Ecuador Government International Bond,
0.50%, 7/31/40 (c)(i)		261	153
Egypt Government Bond,
13.77%, 1/5/24	EGP	16,300	1,031
Egypt Government International Bond,
6.38%, 4/11/31 (c)	EUR	2,025	2,307
	Face Amount (000)		Value (000)
7.50%, 2/16/61 (c)		$290	$255
8.15%, 11/20/59 (c)		210	194
8.88%, 5/29/50 (c)		410	407
Export-Import Bank of India,
3.25%, 1/15/30 (c)		670	681
3.88%, 2/1/28 (c)		505	543
Honduras Government International Bond,
5.63%, 6/24/30 (c)		350	366
Italy Buoni Poliennali Del Tesoro,
0.65%, 10/28/27 (c)	EUR	6,196	7,766
Ivory Coast Government International Bond,
4.88%, 1/30/32 (c)		1,360	1,539
Mexican Bonos,
Series M
7.75%, 5/29/31	MXN	74,500	3,703
Mexico Government International Bond,
3.25%, 4/16/30 (f)		$750	770
3.75%, 4/19/71		850	737
Morocco Government International Bond,
4.00%, 12/15/50 (c)		790	723
Nigeria Government International Bond,
9.25%, 1/21/49 (c)		2,270	2,477
North Macedonia Government International Bond,
1.63%, 3/10/28 (c)	EUR	940	1,066
Pertamina Persero PT,
6.50%, 11/7/48 (c)		$1,325	1,762
Petroleos Mexicanos,
6.50%, 1/23/29		525	540
6.84%, 1/23/30		570	590
6.88%, 10/16/25 (c)		840	921
6.95%, 1/28/60		350	306
7.69%, 1/23/50		536	508
Qatar Government International Bond,
5.10%, 4/23/48 (c)		1,480	1,967
Republic of Italy Government International Bond,
0.88%, 5/6/24		2,330	2,325
Republic of South Africa Government Bond,
8.00%, 1/31/30	ZAR	22,750	1,405
8.25%, 3/31/32		59,630	3,544
Republic of Uzbekistan International Bond,
3.70%, 11/25/30 (c)		$840	815
Senegal Government International Bond,
6.25%, 5/23/33 (c)		705	737
Serbia International Bond,
1.65%, 3/3/33 (c)	EUR	800	883
			55,905
Supranational (0.2%)
Banque Ouest Africaine de Developpement,
2.75%, 1/22/33 (c)		590	733
4.70%, 10/22/31 (c)		$1,240	1,365
			2,098

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Security (0.6%)
U.S. Treasury Bond, 2.25%, 8/15/46	$6,050	$6,250
Variable Rate Senior Loan Interests (2.4%)
American Airlines, Inc.,
2018 Term Loan B
1 Month USD LIBOR + 1.75%, 1.84%, 6/27/25 (d)	980	940
American Builders & Contractors Supply Co., Inc.,
2019 Term Loan
1 Month USD LIBOR + 2.00%, 2.08%, 1/15/27 (d)	992	987
Asurion LLC,
2020 Term Loan B8
1 Month USD LIBOR + 3.25%, 3.33%, 12/23/26 (d)	993	979
Bausch Health Companies Inc.,
2018 Term Loan B
1 Month USD LIBOR + 3.00%, 3.08%, 6/2/25 (d)	807	807
BWAY Holding Co.,
2017 Term Loan B
1 Month USD LIBOR + 3.25%, 3.33%, 4/3/24 (d)	980	961
Carrols Restaurant Group, Inc.,
Term Loan B
1 Month USD LIBOR + 3.25%, 3.34%, 4/30/26 (d)	408	402
CenturyLink, Inc.,
2020 Term Loan B
1 Month USD LIBOR + 2.25%, 2.33%, 3/15/27 (d)	990	981
Chemours Co. (The),
2018 USD Term Loan B
1 Month USD LIBOR + 1.75%, 1.84%, 4/3/25 (d)	982	963
Core & Main LP,
2017 Term Loan B
1 Month USD LIBOR + 2.50%, 2.59%, 8/1/24 (d)	985	982
CPG International, Inc.,
2017 Term Loan
3 Month USD LIBOR + 2.50%, 3.25%, 5/5/24 (d)	218	218
Creative Artists Agency, LLC,
2019 Term Loan B
1 Month USD LIBOR + 3.75%, 3.83%, 11/26/26 (d)	943	939
DaVita, Inc.,
2020 Term Loan B
1 Month USD LIBOR + 1.75%, 1.83%, 8/12/26 (d)	983	978
Froneri International Ltd.,
2020 USD Term Loan
1 Month USD LIBOR + 2.25%, 2.33%, 1/29/27 (d)	990	980
	Face Amount (000)	Value (000)
Grifols Worldwide Operations USA, Inc.,
USD 2019 Term Loan B
1 Week USD LIBOR + 2.00%, 2.07%, 11/15/27 (d)	$983	$968
Level 3 Financing, Inc.,
2019 Term Loan B
1 Month USD LIBOR + 1.75%, 1.83%, 3/1/27 (d)	1,000	989
Lions Gate Capital Holdings LLC,
2018 Term Loan B
1 Month USD LIBOR + 2.25%, 2.33%, 3/24/25 (d)	977	971
Medallion Midland Acquisition, LLC,
1st Lien Term Loan
1 Month USD LIBOR + 3.25%, 4.25%, 10/30/24 (d)	786	782
Scientific Games International, Inc.,
2018 Term Loan B5
1 Month USD LIBOR + 2.75%, 2.83%, 8/14/24 (d)	992	989
Surf Holdings LLC,
USD Term Loan
3 Month USD LIBOR + 3.50%, 3.62%, 3/5/27 (d)	741	738
Surgery Center Holdings, Inc.,
2021 Term Loan
1 Month USD LIBOR + 3.75%, 4.50%, 8/31/26 (d)	982	985
TransDigm, Inc.,
2020 Term Loan F
1 Month USD LIBOR + 2.25%, 2.33%, 12/9/25 (d)	992	982
Univision Communications, Inc.,
2020 Replacement Term Loan
1 Month USD LIBOR + 3.75%, 4.75%, 3/15/26 (d)	904	905
US Foods, Inc.,
2019 Term Loan B
1 Month USD LIBOR + 2.00%, 2.08%, 9/13/26 (d)	992	981
Verifone Systems, Inc.,
2018 1st Lien Term Loan
3 Month USD LIBOR + 4.00%, 4.13%, 8/20/25 (d)	982	964
Virgin Media Bristol LLC,
USD Term Loan N
1 Month USD LIBOR + 2.50%, 2.58%, 1/31/28 (d)	1,000	995
Ziggo Financing Partnership,
USD Term Loan I
1 Month USD LIBOR + 2.50%, 2.58%, 4/30/28 (d)	1,500	1,490
		23,856
Total Fixed Income Securities (Cost $964,337)		972,006
The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

	Shares	Value (000)
Short-Term Investments (13.5%)
Investment Company (12.4%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $121,689)	121,689,168	$121,689
Security held as Collateral on Loaned Securities (0.6%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $5,945)	5,945,133	5,945
	Face Amount (000)
U.S. Treasury Security (0.5%)
U.S. Treasury Bill
0.06%, 7/14/22 (j) (Cost $4,516)	$4,518	4,516
Total Short-Term Investments (Cost $132,150)		132,150
Total Investments (112.6%) (Cost $1,096,487) Including $6,278 of Securities Loaned (k)(l)		1,104,156
Liabilities in Excess of Other Assets (–12.6%)		(123,827)
Net Assets (100.0%)		$980,329

(a)  Amount is less than 0.05%.

(b)  Security is subject to delayed delivery.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Floating or variable rate securities: The rates disclosed are as of September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(e)  Inverse Floating Rate Security — Interest rate fluctuates with an inverse relationship to an associated interest rate. Indicated rate is the effective rate at September 30, 2021.

(f)  All or a portion of this security was on loan at September 30, 2021.

(g)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2021.

(h)  When-issued security.

(i)  Multi-step — Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of September 30, 2021. Maturity date disclosed is the ultimate maturity date.

(j)  Rate shown is the yield to maturity at September 30, 2021.

(k)  Securities are available for collateral in connection with purchase of when-issued securities, securities purchased on a forward commitment basis, open foreign currency exchange contracts and futures contracts.

(l)  At September 30, 2021, the aggregate cost for federal income tax purposes is approximately $1,095,996,000. The aggregate gross unrealized appreciation is approximately $22,301,000 and the aggregate gross unrealized depreciation is approximately $14,639,000, resulting in net unrealized appreciation of approximately $7,662,000.

CLO  Collateralized Loan Obligation.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

SOFR  Secured Overnight Financing Rate.

SONIA  Sterling Overnight Index Average

STRIPS  Separate Trading of Registered Interest and Principal of Securities.

TBA  To Be Announced.

USD  United States Dollar.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2021:

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA	EUR	500			$585		11/19/21	$5
Barclays Bank PLC	HUF	194,639			$655		11/19/21	29
Barclays Bank PLC	KRW	2,709,025			$2,289		11/19/21	2
Barclays Bank PLC		$970		EUR	820		11/19/21	(19)
Barclays Bank PLC		$2,327		KRW	2,709,025		11/19/21	(40)
Barclays Bank PLC		$2,433		RUB	181,585		11/19/21	42
BNP Paribas SA	BRL	11,950			$2,223		11/19/21	44
BNP Paribas SA	CHF	41			$45		11/19/21	1
BNP Paribas SA	HUF	543,341			$1,833		11/19/21	85
BNP Paribas SA		$2,609		CNY	17,030		11/19/21	18
BNP Paribas SA		$54		EUR	46		11/19/21	(1)
Goldman Sachs International	GBP	2,015			$2,728		11/19/21	13
Goldman Sachs International		$2,461		HUF	737,980		11/19/21	(87)
JPMorgan Chase Bank NA	BRL	1,543			$290		11/19/21	9
JPMorgan Chase Bank NA	CHF	2,188		EUR	2,035		11/19/21	9
JPMorgan Chase Bank NA	EUR	24			$28		11/19/21	1
JPMorgan Chase Bank NA	EUR	23,507			$27,731		11/19/21	478
JPMorgan Chase Bank NA	GBP	8,240			$11,427		11/19/21	324
JPMorgan Chase Bank NA		$105		GBP	77		11/19/21	(1)
JPMorgan Chase Bank NA		$688		GBP	500		11/19/21	(14)
JPMorgan Chase Bank NA		$2,477		JPY	270,165		11/19/21	(49)
JPMorgan Chase Bank NA		$2,344		NOK	20,726		11/19/21	26
JPMorgan Chase Bank NA		$58		EUR	49		11/19/21	(1)
UBS AG	AUD	11,679			$8,564		11/19/21	119
UBS AG	CAD	205			$163		11/19/21	1
UBS AG	EUR	2,035		CHF	2,205		11/19/21	10
UBS AG	EUR	4,311			$5,039		11/19/21	41
UBS AG	EUR	—	@		$—	@	11/19/21	— @
UBS AG	NOK	20,726			$2,384		11/19/21	14
UBS AG		$55		CAD	69		11/19/21	(— @)
UBS AG		$2		GBP	2		11/19/21	(— @)
UBS AG		$43		GBP	32		11/19/21	(1)
UBS AG		$906		MXN	18,237		11/19/21	(29)
UBS AG	ZAR	43,120			$2,884		11/19/21	38
								$1,067

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2021:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	339	Dec-21		$67,800	$74,598	$(45)
U.S. Treasury 5 yr. Note	451	Dec-21		45,100	55,357	(236)
U.S. Treasury Long Bond	141	Dec-21		14,100	22,450	(429)
U.S. Treasury Ultra Bond	291	Dec-21		29,100	55,599	(1,856)
Short:
Euro OAT	58	Dec-21	EUR	(5,800)	(11,149)	173
German Euro 30 yr. Bond	4	Dec-21		(400)	(942)	31
German Euro BTP	30	Dec-21		(3,000)	(5,280)	61
German Euro Bund	15	Dec-21		(1,500)	(2,951)	43
U.S. Treasury 10 yr. Note	77	Dec-21		$(7,700)	(10,134)	138
U.S. Treasury Ultra Long Bond	136	Dec-21		(13,600)	(19,754)	326
UK Long Gilt Bond	36	Dec-21	GBP	(3,600)	(6,071)	184
						$(1,610)

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Core Plus Fixed Income Portfolio

@  Value is less than $500.

OAT  Obligations Assimilables du Trésor (French Treasury Obligation).

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CNY  —  Chinese Yuan Renminbi

EGP  —  Egyptian Pound

EUR  —  Euro

GBP  —  British Pound

HUF  —  Hungarian Forint

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

NOK  —  Norwegian Krone

RUB  —  Russian Ruble

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition*

Classification	Percentage of Total Investments
Industrials	18.7%
Agency Fixed Rate Mortgages	16.1
Mortgages — Other	15.4
Asset-Backed Securities	11.8
Short-Term Investments	11.5
Finance	10.3
Other**	6.0
Commercial Mortgage-Backed Securities	5.1
Sovereign	5.1
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $264,285,000 and net unrealized depreciation of approximately $1,610,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $1,067,000.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities	September 30, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $968,853)	$976,522
Investment in Security of Affiliated Issuer, at Value (Cost $127,634)	127,634
Total Investments in Securities, at Value (Cost $1,096,487)	1,104,156
Foreign Currency, at Value (Cost $226)	227
Cash	65
Receivable for Investments Sold	328,077
Interest Receivable	4,353
Receivable for Variation Margin on Futures Contracts	2,861
Receivable for Fund Shares Sold	2,129
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	1,309
Tax Reclaim Receivable	11
Receivable from Affiliate	3
Receivable from Securities Lending Income	1
Other Assets	101
Total Assets	1,443,293
Liabilities:
Payable for Investments Purchased	454,896
Collateral on Securities Loaned, at Value	5,945
Payable for Fund Shares Redeemed	714
Payable for Advisory Fees	393
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	242
Due to Broker	220
Payable for Sub Transfer Agency Fees — Class I	114
Payable for Sub Transfer Agency Fees — Class A	24
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	3
Payable for Administration Fees	65
Deferred Capital Gain Country Tax	64
Payable for Custodian Fees	63
Payable for Professional Fees	61
Payable for Shareholder Services Fees — Class A	21
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	22
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	113
Total Liabilities	462,964
Net Assets	$980,329
Net Assets Consist of:
Paid-in-Capital	$967,522
Total Distributable Earnings	12,807
Net Assets	$980,329

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Core Plus Fixed Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2021 (000)
CLASS I:
Net Assets	$727,989
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	63,164,133
Net Asset Value, Offering and Redemption Price Per Share	$11.53
CLASS A:
Net Assets	$98,339
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	8,519,079
Net Asset Value, Redemption Price Per Share	$11.54
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.39
Maximum Offering Price Per Share	$11.93
CLASS L:
Net Assets	$1,082
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	93,642
Net Asset Value, Offering and Redemption Price Per Share	$11.56
CLASS C:
Net Assets	$26,063
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,275,335
Net Asset Value, Offering and Redemption Price Per Share	$11.45
CLASS IS:
Net Assets	$126,856
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	11,012,838
Net Asset Value, Offering and Redemption Price Per Share	$11.52
(1) Including: Securities on Loan, at Value:	$6,278

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Core Plus Fixed Income Portfolio

Statement of Operations	Year Ended September 30, 2021 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $43 of Foreign Taxes Withheld)	$27,047
Dividends from Security of Affiliated Issuer (Note G)	43
Income from Securities Loaned — Net	22
Total Investment Income	27,112
Expenses:
Advisory Fees (Note B)	3,786
Administration Fees (Note C)	812
Sub Transfer Agency Fees — Class I	764
Sub Transfer Agency Fees — Class A	157
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	18
Shareholder Services Fees — Class A (Note D)	295
Distribution and Shareholder Services Fees — Class L (Note D)	5
Distribution and Shareholder Services Fees — Class C (Note D)	275
Registration Fees	173
Professional Fees	148
Custodian Fees (Note F)	98
Pricing Fees	92
Shareholder Reporting Fees	58
Transfer Agency Fees — Class I (Note E)	12
Transfer Agency Fees — Class A (Note E)	5
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	5
Transfer Agency Fees — Class IS (Note E)	3
Trustees' Fees and Expenses	15
Other Expenses	39
Total Expenses	6,762
Waiver of Advisory Fees (Note B)	(1,466)
Reimbursement of Class Specific Expenses — Class I (Note B)	(394)
Reimbursement of Class Specific Expenses — Class L (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(3)
Rebate from Morgan Stanley Affiliate (Note G)	(123)
Net Expenses	4,775
Net Investment Income	22,337
Realized Gain (Loss):
Investments Sold (Net of $13 of Capital Gain Country Tax)	7,454
Foreign Currency Forward Exchange Contracts	(2,426)
Foreign Currency Translation	(80)
Futures Contracts	74
Swap Agreements	(897)
Net Realized Gain	4,125
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $26)	(11,937)
Foreign Currency Forward Exchange Contracts	930
Foreign Currency Translation	(18)
Futures Contracts	(1,644)
Swap Agreements	134
Net Change in Unrealized Appreciation (Depreciation)	(12,535)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(8,410)
Net Increase in Net Assets Resulting from Operations	$13,927

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2021 (000)	Year Ended September 30, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$22,337	$20,033
Net Realized Gain	4,125	27,385
Net Change in Unrealized Appreciation (Depreciation)	(12,535)	(484)
Net Increase in Net Assets Resulting from Operations	13,927	46,934
Dividends and Distributions to Shareholders:
Class I	(36,951)	(18,149)
Class A	(5,666)	(2,980)
Class L	(44)	(20)
Class C	(1,035)	(432)
Class IS	(4,825)	(2,603)
Total Dividends and Distributions to Shareholders	(48,521)	(24,184)
Capital Share Transactions:(1)
Class I:
Subscribed	419,671	449,352
Distributions Reinvested	36,609	17,870
Redeemed	(365,067)	(278,475)
Class A:
Subscribed	49,997	59,971
Distributions Reinvested	5,666	2,980
Redeemed	(67,178)	(43,470)
Class L:
Exchanged	413	73
Distributions Reinvested	43	20
Redeemed	(152)	(24)
Class C:
Subscribed	6,602	15,394
Distributions Reinvested	1,032	427
Redeemed	(6,653)	(5,020)
Class IS:
Subscribed	33,661	102,407
Distributions Reinvested	4,333	2,250
Redeemed	(4,217)	(11,558)
Net Increase in Net Assets Resulting from Capital Share Transactions	114,760	312,197
Total Increase in Net Assets	80,166	334,947
Net Assets:
Beginning of Period	900,163	565,216
End of Period	$980,329	$900,163

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Core Plus Fixed Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2021 (000)	Year Ended September 30, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	35,873	38,635
Shares Issued on Distributions Reinvested	3,138	1,542
Shares Redeemed	(31,482)	(24,048)
Net Increase in Class I Shares Outstanding	7,529	16,129
Class A:
Shares Subscribed	4,257	5,160
Shares Issued on Distributions Reinvested	485	257
Shares Redeemed	(5,812)	(3,776)
Net Increase (Decrease) in Class A Shares Outstanding	(1,070)	1,641
Class L:
Shares Exchanged	35	6
Shares Issued on Distributions Reinvested	4	2
Shares Redeemed	(13)	(2)
Net Increase in Class L Shares Outstanding	26	6
Class C:
Shares Subscribed	566	1,325
Shares Issued on Distributions Reinvested	89	37
Shares Redeemed	(574)	(442)
Net Increase in Class C Shares Outstanding	81	920
Class IS:
Shares Subscribed	2,914	8,888
Shares Issued on Distributions Reinvested	372	194
Shares Redeemed	(358)	(998)
Net Increase in Class IS Shares Outstanding	2,928	8,084

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Core Plus Fixed Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$11.91		$11.58		$10.84		$11.17		$11.22
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.26		0.31		0.37		0.34		0.32
Net Realized and Unrealized Gain (Loss)	(0.07)		0.40		0.78		(0.38)		(0.02)
Total from Investment Operations	0.19		0.71		1.15		(0.04)		0.30
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.30)		(0.41)		(0.29)		(0.35)
Net Realized Gain	(0.31)		(0.08)		—		—		—
Total Distributions	(0.57)		(0.38)		(0.41)		(0.29)		(0.35)
Net Asset Value, End of Period	$11.53		$11.91		$11.58		$10.84		$11.17
Total Return(2)	1.61%		6.27%		10.83	%(3)	(0.36)%		2.79	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$727,989		$662,724		$457,610		$257,605		$265,958
Ratio of Expenses Before Expense Limitation	0.62%		0.64%		0.67%		0.70%		0.73%
Ratio of Expenses After Expense Limitation	0.41	%(5)	0.40	%(5)	0.41	%(5)	0.40	%(5)	0.40	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.40	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income	2.26	%(5)	2.63	%(5)	3.29	%(5)	3.09	%(5)	2.94	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	434%		287%		217%		248%		350%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 10.63%.

(4)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.33%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Core Plus Fixed Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$11.93		$11.60		$10.85		$11.18		$11.23
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.22		0.27		0.33		0.30		0.28
Net Realized and Unrealized Gain (Loss)	(0.09)		0.40		0.79		(0.38)		(0.02)
Total from Investment Operations	0.13		0.67		1.12		(0.08)		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.26)		(0.37)		(0.25)		(0.31)
Net Realized Gain	(0.31)		(0.08)		—		—		—
Total Distributions	(0.52)		(0.34)		(0.37)		(0.25)		(0.31)
Net Asset Value, End of Period	$11.54		$11.93		$11.60		$10.85		$11.18
Total Return(2)	1.17%		5.91%		10.49	%(3)	(0.70)%		2.43	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$98,339		$114,387		$92,191		$65,647		$60,874
Ratio of Expenses Before Expense Limitation	0.90%		0.92%		0.97%		1.00%		1.02%
Ratio of Expenses After Expense Limitation	0.75	%(5)	0.74	%(5)	0.75	%(5)	0.75	%(5)	0.75	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.74	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income	1.92	%(5)	2.29	%(5)	2.96	%(5)	2.73	%(5)	2.58	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	434%		287%		217%		248%		350%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 10.29%.

(4)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.97%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Core Plus Fixed Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$11.94		$11.61		$10.86		$11.17		$11.23
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.19		0.24		0.30		0.27		0.26
Net Realized and Unrealized Gain (Loss)	(0.07)		0.40		0.78		(0.37)		(0.03)
Total from Investment Operations	0.12		0.64		1.08		(0.10)		0.23
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.23)		(0.33)		(0.21)		(0.29)
Net Realized Gain	(0.31)		(0.08)		—		—		—
Total Distributions	(0.50)		(0.31)		(0.33)		(0.21)		(0.29)
Net Asset Value, End of Period	$11.56		$11.94		$11.61		$10.86		$11.17
Total Return(2)	1.00%		5.63%		10.12	%(3)	(0.95)%		2.16	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,082		$812		$720		$464		$1,138
Ratio of Expenses Before Expense Limitation	1.27%		1.37%		1.45%		1.41%		1.35%
Ratio of Expenses After Expense Limitation	1.01	%(5)	1.00	%(5)	1.01	%(5)	1.00	%(5)	1.00	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.00	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income	1.67	%(5)	2.04	%(5)	2.70	%(5)	2.46	%(5)	2.37	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	434%		287%		217%		248%		350%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 9.92%.

(4)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.70%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Core Plus Fixed Income Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$11.84		$11.52		$10.77		$11.10		$11.17
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.14		0.18		0.25		0.22		0.20
Net Realized and Unrealized Gain (Loss)	(0.08)		0.41		0.78		(0.37)		(0.03)
Total from Investment Operations	0.06		0.59		1.03		(0.15)		0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.19)		(0.28)		(0.18)		(0.24)
Net Realized Gain	(0.31)		(0.08)		—		—		—
Total Distributions	(0.45)		(0.27)		(0.28)		(0.18)		(0.24)
Net Asset Value, End of Period	$11.45		$11.84		$11.52		$10.77		$11.10
Total Return(2)	0.49%		5.16%		9.70	%(3)	(1.39)%		1.57	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,063		$25,989		$14,684		$6,873		$4,890
Ratio of Expenses Before Expense Limitation	1.60%		1.62%		1.68%		1.73%		1.74%
Ratio of Expenses After Expense Limitation	1.44	%(5)	1.43	%(5)	1.46	%(5)	1.50	%(5)	1.50	%(5)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		1.43	%(5)	N/A		N/A		N/A
Ratio of Net Investment Income	1.23	%(5)	1.60	%(5)	2.23	%(5)	2.01	%(5)	1.86	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.02%		0.02%
Portfolio Turnover Rate	434%		287%		217%		248%		350%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 9.50%.

(4)  Performance was positively impacted by approximately 0.46% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 1.11%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the financial statements.
29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Core Plus Fixed Income Portfolio

	Class IS
	Year Ended September 30,						Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2021		2020		2019		September 30, 2018
Net Asset Value, Beginning of Period	$11.91		$11.58		$10.84		$10.85
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.27		0.31		0.37		0.10
Net Realized and Unrealized Gain (Loss)	(0.09)		0.41		0.78		(0.04)
Total from Investment Operations	0.18		0.72		1.15		0.06
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.31)		(0.41)		(0.07)
Net Realized Gain	(0.31)		(0.08)		—		—
Total Distributions	(0.57)		(0.39)		(0.41)		(0.07)
Net Asset Value, End of Period	$11.52		$11.91		$11.58		$10.84
Total Return(3)	1.66%		6.24%		10.89	%(4)	0.56	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$126,856		$96,251		$11		$10
Ratio of Expenses Before Expense Limitation	0.52%		0.54%		18.96%		18.71	%(7)
Ratio of Expenses After Expense Limitation	0.36	%(5)	0.35	%(5)	0.35	%(5)	0.35	%(5)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.35	%(5)	N/A		N/A
Ratio of Net Investment Income	2.32	%(5)	2.67	%(5)	3.33	%(5)	3.17	%(5)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.01%		0.02	%(7)
Portfolio Turnover Rate	434%		287%		217%		248	%(6)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.20% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class IS shares would have been approximately 10.69%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Core Plus Fixed Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other Interbank Offered Rate ("IBOR") based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$16	$—	$16
Agency Fixed Rate Mortgages	—	176,985	—	176,985
Asset-Backed Securities	—	129,671	—	129,671
Collateralized Mortgage Obligations — Agency Collateral Series	—	14,309	—	14,309
Commercial Mortgage-Backed Securities	—	56,316	—	56,316
Corporate Bonds	—	332,516	—	332,516
Mortgages — Other	—	169,424	—	169,424
Municipal Bonds	—	4,660	—	4,660

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Fixed Income Securities (cont'd)
Sovereign	$—	$55,905	$—	$55,905
Supranational	—	2,098	—	2,098
U.S. Treasury Security	—	6,250	—	6,250
Variable Rate Senior Loan Interests	—	23,856	—	23,856
Total Fixed Income Securities	—	972,006	—	972,006
Short-Term Investments
Investment Company	127,634	—	—	127,634
U.S. Treasury Security	—	4,516	—	4,516
Total Short-Term Investments	127,634	4,516	—	132,150
Foreign Currency Forward Exchange Contracts	—	1,309	—	1,309
Futures Contracts	956	—	—	956
Total Assets	128,590	977,831	—	1,106,421
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(242)	—	(242)
Futures Contracts	(2,566)	—	—	(2,566)
Total Liabilities	(2,566)	(242)	—	(2,808)
Total	$126,024	$977,589	$—	$1,103,613

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

As of September 30, 2021, the Fund did not have any open swap agreements.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2021:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$1,309
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	956	(a)
Total			$2,265
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(242)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(2,566	)(a)
Total			$(2,808)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(2,426)
Interest Rate Risk	Futures Contracts	74
Credit Risk	Swap Agreements	(897)
Total		$(3,249)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$930
Interest Rate Risk	Futures Contracts	(1,644)
Credit Risk	Swap Agreements	134
Total		$(580)

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

At September 30, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$1,309	$(242)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Bank of America NA	$5	$—	$—	$5
Barclays Bank PLC	73	(59)	—	14
BNP Paribas SA	148	(1)	—	147
Goldman Sachs International	13	(13)	—	0
JPMorgan Chase Bank NA	847	(65)	—	782
UBS AG	223	(30)	—	193
Total	$1,309	$(168)	$—	$1,141
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)(d)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$59	$(59)	$—	$0
BNP Paribas SA	1	(1)	—	0
Goldman Sachs International	87	(13)	(74)	0
JPMorgan Chase Bank NA	65	(65)	—	0
UBS AG	30	(30)	—	0
Total	$242	$(168)	$(74)	$0

(d) In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$114,445,000
Futures Contracts:
Average monthly notional value	$294,806,000
Swap Agreements:
Average monthly notional amount	$3,513,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$6,278	(e)	$—	$(6,278	)(f)(g)	$0

(e)  Represents market value of loaned securities at year end.

(f)  The Fund received cash collateral of approximately $5,945,000, which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $473,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(g)  The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$5,148	$—	$—	$—	$5,148
Sovereign	797	—	—	—	797
Total	$5,945	$—	$—	$—	$5,945
Total Borrowings	$5,945	$—	$—	$—	$5,945
Gross amount of recognized liabilities for securities lending transactions					$5,945

6.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

7.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at the annual rate based on the average daily net assets as follows:

First $1 billion	Over $1 billion
0.375%	0.300%

For the year ended September 30, 2021, the advisory fee rate (net of waivers/rebate) was equivalent to an annual effective rate of 0.22% of the Fund's average daily net assets.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.42% for Class I shares, 0.77% for Class A shares, 1.02% for Class L shares, 1.52% for Class C shares and 0.37% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2021, approximately $1,466,000 of advisory fees were waived and approximately $398,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $642,824,000 and $529,684,000, respectively. For the year ended September 30, 2021, purchases and sales of long-term U.S. Government securities were approximately $3,745,791,000 and $3,761,847,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2021, advisory fees paid were reduced by approximately $123,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2021 is as follows:

Affiliated Investment Company	Value September 30, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$160,007	$824,952	$857,325	$43
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2021 (000)
Liquidity Funds	$—	$—	$127,634

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2021 remains subject to examination by taxing authorities.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$45,834	$2,687	$21,516	$2,668

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2021.

At September 30, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$3,814	$1,488

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 37.6%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus ("COVID-19") outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

L. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. On March 5, 2021, the FCA announced that LIBOR will either cease to be provided by any administrator, or no longer be representative for many LIBOR settings after December 31, 2021, and for certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021 (or a later date, if a particular Reference Rate is expected to continue beyond 2021), it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Core Plus Fixed Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Core Plus Fixed Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2021

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2020, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one-year period but better than its peer group average for the three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

46

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2021.

The Fund designated and paid approximately $2,687,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

47

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

48

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

49

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

50

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Merite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

51

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

52

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

53

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth year: 1959	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2022).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

54

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021
Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

55

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCPFIANN
3798252 EXP 11.30.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Corporate Bond Portfolio

Annual Report

September 30, 2021

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	34
Investment Advisory Agreement Approval	35
Liquidity Risk Management Program	37
Federal Tax Notice	38
U.S. Customer Privacy Notice	39
Trustee and Officer Information	42

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Corporate Bond Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2021

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Expense Example (unaudited)

Corporate Bond Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Actual Ending Account Value 9/30/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Corporate Bond Portfolio Class I	$1,000.00	$1,031.90	$1,021.56	$3.57	$3.55	0.70%
Corporate Bond Portfolio Class A	1,000.00	1,029.90	1,020.31	4.83	4.81	0.95
Corporate Bond Portfolio Class L	1,000.00	1,028.60	1,018.20	6.97	6.93	1.37
Corporate Bond Portfolio Class C	1,000.00	1,025.50	1,016.04	9.14	9.10	1.80

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited)

Corporate Bond Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 1.44%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Bloomberg U.S. Corporate Indexi (the "Index"), which returned 1.74%.

Factors Affecting Performance

•  Market sentiment was positive during the last quarter of 2020, supported by confidence that vaccine rollouts would lead to "normal" economies in 2021, which overcame worries about near-term lockdowns, rising hospitalizations and fatalities. Risky assets rallied, with investment grade and high yield corporate debt generating strong relative and absolute returns. Continued positive sentiment from vaccine announcements, strong equity markets, central bank support and higher commodity prices all converged to help drive corporate spreads tighter during the fourth quarter of 2020. The Index spreads declined by 40 basis points (bps) to end 2020 at 96 bps over government bonds.ii For the full-year 2020, the Index generated a positive excess return of 0.49%, while total returns neared 10% (9.89%) thanks to lower risk-free rates.

•  In January 2021, the big policy news was the Democratic sweep of the Georgia U.S. Senate runoff elections. Over the first quarter of 2021, credit spreads tightened despite pockets of equity volatility and quickly rising U.S. risk-free yields. Spreads on the Index declined by 5 bps to end the quarter at 91 bps over government bonds. The first quarter saw the sectors with wider spreads or more COVID-19 exposure outperforming. As a result, financials (1 bp wider) underperformed non-financials (8 bps tighter) during the quarter. Modestly tighter spreads helped the Index generate an excess return of +0.95%, but the rise in Treasury yields pushed the total return on the Index down –4.65% in the first three months of 2021.

•  During the second quarter of 2021, long maturity yields fell, credit spreads tightened, and equities and commodities rallied, despite ostensibly bearish data and news. Over the quarter, credit spreads continued to tighten amid improving economic data and momentum gains in the vaccination rollout. Index spreads declined by 10 bps to end the second quarter at 80 bps over government bonds. BBB rated bonds outperformed higher quality bonds, as the spread compression theme continued. Financials (12 bps tighter) outperformed non-financials (9 bps tighter) during the quarter. From a sector perspective, cyclical credits outperformed non-cyclicals, and wider spread or more COVID-exposed sectors outperformed. Tighter spreads helped the Index generate an excess return of +3.55% in the April to June 2021 quarter. Unfortunately, the total return on the Index remained down –1.27% for the year-to-date through June 30, 2021, due to the rise in Treasury yields earlier in 2021.

•  Having enjoyed a decade of equity and bond prices generally rising together, investors have more recently had to deal with the less pleasant situation of both bonds and shares going down together. Over the third quarter of 2021, credit spreads widened slightly amid signs of slowing growth, more hawkish central bank comments and inflationary pressures. Merger and acquisition (M&A) activity also remained topical with several deals announced as issuers continue to take advantage of the low cost of debt. From a ratings perspective, BBB rated credit outperformed higher quality bonds as the spread compression theme continued in the third quarter. Shorter maturity bonds also performed better as the spread curve steepened. The Index closed 4 bps higher to end the third quarter at 84 bps over government bonds and generated neither a gain nor a loss for the quarter, but 0.00%. For the year-to-date through September 30, 2021, spreads were 12 bps tighter and the Index generated a total return of –1.27% and excess return of 1.89%.

i  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and. does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

ii  Source for Bloomberg index data used in this report: Bloomberg L.P. One basis point = 0.01%

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

•  As of September 30, 2021, the Fund is positioned to be modestly overweight credit risk as a whole. The portfolio's largest overweight remains financials, which contributed positively to returns over the period. The Fund's overweight positioning and security selection in consumer cyclicals also had a positive impact on returns. This was partially offset by underweight positioning to the capital goods and consumer non-cyclical sectors, which detracted.

•  Small allocations to off-index sectors also contributed significantly over the period. The Fund's allocation to high yield bonds contributed positively to returns as several "fallen angels" (bonds downgraded from investment grade to high yield) rallied over the period. Exposure to convertible bonds was also particularly beneficial as convertible bond performance has been a leader among fixed income categories, largely due to the rise in equity volatility. As volatility rises, embedded equity options become more valuable.

Management Strategies

•  We remain fundamentally constructive on credit, although with the Index spread over government bonds again nearing 80 bps, we believe valuations are clearly fully priced. On the fundamental side, corporate performance has been supported by favorable monetary and fiscal policy as well as economies reopening. Technicals also remain supportive as inflows have continued into the asset class, driven by the continued demand for yield. This backdrop is likely to keep default rates low and limit spread volatility. Aside from the standard geopolitical and pandemic-related concerns, we are monitoring the risks posed by M&A (by both strategic and financial buyers), inflationary pressures within supply chains and debt-funded capital expenditures.

•  We expect elevated levels of inflation to continue, with year-over-year inflation rates not declining until the second half of 2022. The months ahead are likely to produce higher volatility as the disparate views about the length and location of where we are in the economic cycle, combined with the pace and path of policy tightening, will create uncertainty and dislocations across markets.

•  While we believe fundamentals and technicals are likely to support credit spreads, we anticipate actively managing risk exposures as spreads trade in a narrow range. We continue to like financials (banks and insurance) and hold a small overweight to BBB rated non-financials, where we like pipeline and other cyclicals on valuation grounds. The portfolio continues to hold small allocations to off-benchmark sectors such as convertible bonds, emerging market corporate debt and high yield corporate debt.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Corporate Bond Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L and Class C shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes.

Performance Compared to the Bloomberg U.S. Corporate Index(1) and the Lipper Corporate Debt Funds BBB-Rated Index(2)

	Period Ended September 30, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Fund — Class I Shares w/o sales charges(4)	1.44%	4.60%	5.85%	6.34%
Fund — Class A Shares w/o sales charges(5)	1.22	4.28	5.56	4.67
Fund — Class A Shares with maximum 3.25% sales charges(5)	–2.04	3.61	5.21	4.49
Fund — Class L Shares w/o sales charges(6)	0.79	3.90	5.19	4.93
Fund — Class C Shares w/o sales charges(7)	0.28	3.46	—	4.58
Fund — Class C Shares with maximum 1.00% deferred sales charges(7)	–0.68	3.46	—	4.58
Bloomberg U.S. Corporate Index	1.74	4.61	4.87	6.72
Lipper Corporate Debt Funds BBB-Rated Index	2.12	4.41	4.79	6.35

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg U.S. Corporate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate, taxable corporate bond market. It includes USD-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers that meet specified maturity, liquidity and quality requirements.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Corporate Debt Funds BBB-Rated Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Corporate Debt Funds BBB-Rated Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Corporate Debt Funds BBB-Rated Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser and Distributor. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on August 31, 1990.

(5)  Commenced offering on May 20, 2002.

(6)  Commenced offering on June 16, 2008.

(7)  Commenced offering on April 30, 2015.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (99.2%)
Corporate Bonds (99.2%)
Finance (32.7%)
Aflac, Inc.
4.75%, 1/15/49	$150	$197
Air Lease Corp.,
1.88%, 8/15/26	425	424
2.88%, 1/15/26	150	157
American International Group, Inc.
3.88%, 1/15/35	350	396
3.90%, 4/1/26	450	499
Anthem, Inc.,
2.25%, 5/15/30	350	351
2.38%, 1/15/25	275	287
Australia & New Zealand Banking Group Ltd.
2.57%, 11/25/35 (a)	300	291
Avolon Holdings Funding Ltd.,
2.88%, 2/15/25 (a)	550	566
Banco de Credito del Peru
2.70%, 1/11/25 (a)	325	334
Banco Santander Chile
2.70%, 1/10/25 (a)	425	443
Banco Santander SA
1.72%, 9/14/27	800	797
Bank of America Corp.,
1.73%, 7/22/27	525	527
2.69%, 4/22/32	2,650	2,700
3.31%, 4/22/42	1,550	1,628
6.11%, 1/29/37	200	270
Bank of Ireland Group PLC
2.03%, 9/30/27 (a)	1,450	1,451
Barclays PLC
3.93%, 5/7/25	1,200	1,288
Belrose Funding Trust
2.33%, 8/15/30 (a)	475	469
BNP Paribas SA,
2.82%, 1/26/41 (a)(b)	275	261
4.40%, 8/14/28 (a)	850	970
Boston Properties LP
2.45%, 10/1/33	275	268
BPCE SA,
1.65%, 10/6/26 (a)	625	626
5.15%, 7/21/24 (a)	1,025	1,133
Brown & Brown, Inc.
2.38%, 3/15/31	1,000	998
Chubb INA Holdings, Inc.
1.38%, 9/15/30	1,625	1,540
Citigroup, Inc.
2.56%, 5/1/32	2,100	2,122
CNO Global Funding
1.75%, 10/7/26	400	400
Coinbase Global, Inc.
3.38%, 10/1/28 (a)(b)	140	135
	Face Amount (000)	Value (000)
Commerzbank AG
8.13%, 9/19/23 (a)	$550	$620
Commonwealth Bank of Australia
3.31%, 3/11/41 (a)	725	745
Credit Agricole SA
4.13%, 1/10/27 (a)	250	281
Credit Suisse Group AG
2.59%, 9/11/25 (a)	675	700
Deutsche Bank AG
3.70%, 5/30/24	100	107
Digital Realty Trust LP
4.45%, 7/15/28 (b)	475	545
Discover Financial Services
3.95%, 11/6/24	625	677
Equitable Financial Life Global Funding,
1.40%, 8/27/27 (a)	375	370
1.75%, 11/15/30 (a)	725	694
Federal Realty Investment Trust
3.63%, 8/1/46	225	236
GE Capital International Funding Co., Unlimited Co.
4.42%, 11/15/35	486	584
Global Atlantic Fin Co.,
4.40%, 10/15/29 (a)	1,775	1,952
4.70%, 10/15/51 (a)	420	435
Goldman Sachs Group, Inc. (The),
2.38%, 7/21/32	2,150	2,130
MTN
4.80%, 7/8/44	275	352
Grupo Aval Ltd.
4.38%, 2/4/30 (a)	625	618
High Street Funding Trust I
4.11%, 2/15/28 (a)(b)	850	953
HSBC Holdings PLC,
1.59%, 5/24/27	850	845
2.80%, 5/24/32	250	254
4.38%, 11/23/26	625	697
ING Groep N.V.
4.63%, 1/6/26 (a)	1,000	1,135
Intercontinental Exchange, Inc.
1.85%, 9/15/32	500	473
Itau Unibanco Holding SA
2.90%, 1/24/23 (a)	850	864
JPMorgan Chase & Co.,
1.95%, 2/4/32	2,650	2,558
2.58%, 4/22/32	2,650	2,689
JPMorgan Chase Bank NA
0.00%, 8/7/22	200	229
Kimco Realty Corp.
3.70%, 10/1/49	275	298
LeasePlan Corp. N.V.
2.88%, 10/24/24 (a)	675	707
Life Storage LP
2.40%, 10/15/31 (c)	225	223

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Lloyds Banking Group PLC
3.57%, 11/7/28	$700	$762
Marsh & McLennan Cos., Inc.
5.88%, 8/1/33	675	907
MDGH — GMTN BV
4.50%, 11/7/28 (a)	425	496
National Australia Bank Ltd.
2.33%, 8/21/30 (a)	850	822
National Securities Clearing Corp.
1.50%, 4/23/25 (a)	450	457
Nationwide Building Society
4.30%, 3/8/29 (a)	275	310
Oversea-Chinese Banking Corp. Ltd.
1.83%, 9/10/30 (a)	390	389
Pine Street Trust I
4.57%, 2/15/29 (a)	375	426
Progressive Corp. (The)
3.20%, 3/26/30	100	109
Rexford Industrial Realty LP
2.15%, 9/1/31	700	675
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
3.88%, 3/1/31 (a)	290	293
Sabra Health Care LP
3.20%, 12/1/31	775	760
Santander UK Group Holdings PLC
4.80%, 11/15/24	575	623
Shinhan Bank Co., Ltd.
4.00%, 4/23/29 (a)	600	665
Shinhan Financial Group Co. Ltd.
1.35%, 1/10/26 (a)	460	458
Societe Generale SA,
2.63%, 1/22/25 (a)	625	649
2.89%, 6/9/32 (a)	200	201
Standard Chartered PLC
0.99%, 1/12/25 (a)	1,350	1,346
Sumitomo Mitsui Financial Group, Inc.
2.45%, 9/27/24	900	941
SVB Financial Group
1.80%, 2/2/31 (b)	1,475	1,417
UnitedHealth Group, Inc.
3.25%, 5/15/51	350	371
USAA Capital Corp.
2.13%, 5/1/30 (a)	210	212
Wells Fargo & Co.,
2.19%, 4/30/26	200	206
2.88%, 10/30/30	1,750	1,829
3.07%, 4/30/41	525	540
Westpac Banking Corp.
2.67%, 11/15/35	225	220
		60,583
	Face Amount (000)	Value (000)
Industrials (58.6%)
7-Eleven, Inc.
1.80%, 2/10/31 (a)	$750	$715
AbbVie, Inc.
4.25%, 11/21/49	1,025	1,216
Activision Blizzard, Inc.
2.50%, 9/15/50	425	369
Adobe, Inc.
2.30%, 2/1/30	525	543
Agilent Technologies, Inc.
2.30%, 3/12/31	500	501
Air Products and Chemicals, Inc.
2.80%, 5/15/50	325	326
Airbnb, Inc.
0.00%, 3/15/26 (a)	265	261
Alaska Airlines 2020-1 Class A Pass Through Trust
4.80%, 2/15/29 (a)	300	334
Alibaba Group Holding Ltd.
2.70%, 2/9/41	240	221
Alphabet, Inc.
1.90%, 8/15/40	225	202
Altria Group, Inc.
3.40%, 2/4/41	1,100	1,043
Amazon.com, Inc.,
2.50%, 6/3/50	450	422
2.70%, 6/3/60	750	705
American Airlines Inc/AAdvantage Loyalty IP Ltd.
5.75%, 4/20/29 (a)	290	313
Amgen, Inc.
2.80%, 8/15/41	375	363
Anheuser-Busch InBev Worldwide, Inc.,
4.35%, 6/1/40	325	378
4.38%, 4/15/38	300	351
4.60%, 4/15/48	1,175	1,405
Apple, Inc.,
2.38%, 2/8/41	625	601
2.65%, 5/11/50	625	602
2.70%, 8/5/51	600	580
AT&T, Inc.,
2.55%, 12/1/33	1,125	1,108
3.55%, 9/15/55	1,927	1,904
Automatic Data Processing, Inc.
1.25%, 9/1/30	850	809
Baidu, Inc.
1.72%, 4/9/26	450	451
BAT Capital Corp.,
2.73%, 3/25/31	625	616
3.56%, 8/15/27	675	728
3.73%, 9/25/40	250	242
Berry Global, Inc.
4.88%, 7/15/26 (a)	413	434

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Boeing Co. (The),
1.17%, 2/4/23		$250	$251
2.95%, 2/1/30		825	842
3.25%, 2/1/35		250	250
3.95%, 8/1/59		225	231
5.15%, 5/1/30		500	587
Boston Scientific Corp.
2.65%, 6/1/30		650	671
BP Capital Markets America, Inc.
3.38%, 2/8/61		200	200
BP Capital Markets PLC,
Series BP
1.00%, 4/28/23	GBP	300	423
4.38%, 6/22/25 (d)		$500	534
4.88%, 3/22/30 (d)		775	854
Braskem Netherlands Finance BV
4.50%, 1/31/30 (a)		340	362
Bristol-Myers Squibb Co.,
1.45%, 11/13/30		525	504
2.55%, 11/13/50 (b)		200	188
Broadcom, Inc.,
2.45%, 2/15/31 (a)		275	267
4.15%, 11/15/30		525	582
Burlington Northern Santa Fe LLC
3.30%, 9/15/51		650	702
Caterpillar, Inc.
3.25%, 9/19/49		225	244
Charter Communications Operating LLC/ Charter Communications Operating Capital,
2.30%, 2/1/32		350	334
3.50%, 3/1/42 (c)		275	269
3.85%, 4/1/61		325	311
3.95%, 6/30/62 (c)		200	193
5.13%, 7/1/49		575	678
5.75%, 4/1/48		75	95
Chemours Co. (The)
4.63%, 11/15/29 (a)		520	508
Cigna Corp.,
2.38%, 3/15/31		350	354
3.05%, 10/15/27		350	378
Cimarex Energy Co.
3.90%, 5/15/27		475	520
Comcast Corp.,
1.95%, 1/15/31		800	786
2.89%, 11/1/51 (a)		125	120
2.94%, 11/1/56 (a)		750	710
3.75%, 4/1/40		425	478
CVS Health Corp.,
1.88%, 2/28/31		1,535	1,484
5.13%, 7/20/45		75	97
Daimler Finance North America LLC
3.30%, 5/19/25 (a)		575	617
	Face Amount (000)	Value (000)
Dell International LLC/EMC Corp.,
5.85%, 7/15/25	$125	$146
6.02%, 6/15/26	975	1,161
Delta Air Lines Pass Through Trust,
Series AA
3.20%, 10/25/25	450	476
Delta Air Lines, Inc.
3.63%, 3/15/22	475	479
Diamond Sports Group LLC/Diamond Sports Finance Co.
6.63%, 8/15/27 (a)	200	88
Diamondback Energy, Inc.,
3.13%, 3/24/31	600	624
3.25%, 12/1/26	800	857
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
5.88%, 8/15/27 (a)	75	78
Dollar General Corp.
4.13%, 4/3/50	175	205
DT Midstream, Inc.
4.13%, 6/15/29 (a)	190	193
DuPont de Nemours, Inc.
5.32%, 11/15/38	225	290
DXC Technology Co.
1.80%, 9/15/26	950	949
eBay, Inc.
3.65%, 5/10/51	600	644
Embraer Netherlands Finance BV
5.40%, 2/1/27	330	351
Enbridge, Inc.,
2.50%, 8/1/33	750	754
3.13%, 11/15/29	25	27
Energy Transfer LP,
3.90%, 7/15/26	275	300
4.00%, 10/1/27	750	828
5.00%, 5/15/50	125	144
5.40%, 10/1/47	100	119
Enterprise Products Operating LLC
3.30%, 2/15/53	850	830
Equinix, Inc.,
1.55%, 3/15/28	600	587
2.95%, 9/15/51	475	447
Equinor ASA
3.25%, 11/18/49	150	159
Expedia Group, Inc.
0.00%, 2/15/26 (a)(b)	225	244
Exxon Mobil Corp.
3.45%, 4/15/51	775	825
Ford Motor Credit Co., LLC
4.39%, 1/8/26	725	774
Fox Corp.
5.48%, 1/25/39	475	607
Galaxy Pipeline Assets Bidco Ltd.
1.75%, 9/30/27 (a)	1,321	1,337

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
General Electric Co.
4.35%, 5/1/50		$325	$393
General Motors Co.,
6.60%, 4/1/36		325	437
6.75%, 4/1/46		150	214
General Motors Financial Co., Inc.,
3.85%, 1/5/28		475	517
4.35%, 1/17/27		175	196
Georgia-Pacific LLC
2.30%, 4/30/30 (a)		850	866
Gilead Sciences, Inc.
2.80%, 10/1/50		225	212
Glencore Funding LLC,
2.50%, 9/1/30 (a)		600	588
4.13%, 3/12/24 (a)		775	830
GLP Capital LP/GLP Financing II, Inc.
4.00%, 1/15/30		350	376
Grifols SA
2.25%, 11/15/27 (a)	EUR	200	233
HCA, Inc.,
3.50%, 7/15/51		$125	124
5.25%, 6/15/49		350	448
HollyFrontier Corp.,
4.50%, 10/1/30		375	409
5.88%, 4/1/26		500	574
Home Depot, Inc. (The),
2.38%, 3/15/51		425	384
2.75%, 9/15/51		275	268
Huntington Ingalls Industries, Inc.
0.67%, 8/16/23 (a)		470	470
Hyatt Hotels Corp.
1.80%, 10/1/24 (c)		425	426
Hyundai Capital America,
1.00%, 9/17/24 (a)		450	449
3.00%, 2/10/27 (a)		1,375	1,447
Imperial Brands Finance PLC
3.13%, 7/26/24 (a)		1,000	1,053
Intel Corp.
3.05%, 8/12/51		150	149
International Business Machines Corp.,
2.85%, 5/15/40		700	699
2.95%, 5/15/50		125	123
International Flavors & Fragrances, Inc.,
1.83%, 10/15/27 (a)		125	125
2.30%, 11/1/30 (a)		375	372
Inversiones CMPC SA
3.85%, 1/13/30		200	212
J2 Global, Inc.
1.75%, 11/1/26 (a)		270	339
JDE Peet's
1.38%, 1/15/27 (a)		600	592
	Face Amount (000)	Value (000)
JetBlue Pass Through Trust,
Series AA
2.75%, 11/15/33	$470	$473
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
2.00%, 9/16/31	300	292
Juniper Networks, Inc.
2.00%, 12/10/30	375	360
Keurig Dr Pepper, Inc.,
3.35%, 3/15/51	325	338
3.80%, 5/1/50	175	196
Kimberly-Clark de Mexico SAB de CV
2.43%, 7/1/31 (a)	275	274
Kinder Morgan, Inc.
3.60%, 2/15/51	200	203
Las Vegas Sands Corp.
3.20%, 8/8/24	925	950
Level 3 Financing, Inc.
3.40%, 3/1/27 (a)	625	659
Lowe's Cos., Inc.
3.00%, 10/15/50	325	318
Marathon Petroleum Corp.
4.70%, 5/1/25	1,025	1,145
Marriott International, Inc.,
Series HH
2.85%, 4/15/31	850	862
Masco Corp.
2.00%, 2/15/31	342	331
McDonald's Corp.
4.45%, 9/1/48	325	400
Microsoft Corp.
2.53%, 6/1/50	525	506
Midwest Connector Capital Co. LLC
3.63%, 4/1/22 (a)	375	379
Mitsubishi Corp.
1.13%, 7/15/26 (a)	925	913
MPLX LP
5.20%, 12/1/47	100	122
NBN Co. Ltd.,
2.50%, 1/8/32 (a)(c)	800	797
2.63%, 5/5/31 (a)	900	914
Newcastle Coal Infrastructure Group Pty Ltd.
4.40%, 9/29/27 (a)(b)	1,125	1,153
Newmont Corp.
2.25%, 10/1/30	425	423
NIKE, Inc.
3.25%, 3/27/40	275	301
Nissan Motor Co. Ltd.
3.04%, 9/15/23 (a)	1,000	1,041
NOVA Chemicals Corp.
4.88%, 6/1/24 (a)	300	314
NTT Finance Corp.
1.59%, 4/3/28 (a)	1,300	1,288

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
NVIDIA Corp.
3.50%, 4/1/50		$150	$168
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.40%, 5/1/30 (a)		450	489
Occidental Petroleum Corp.
3.50%, 8/15/29		200	204
ONEOK, Inc.
3.10%, 3/15/30		1,150	1,201
Ooredoo International Finance Ltd.
2.63%, 4/8/31 (a)		520	531
Oracle Corp.
3.95%, 3/25/51		1,025	1,083
PayPal Holdings, Inc.
2.30%, 6/1/30		759	778
Peloton Interactive, Inc.
0.00%, 2/15/26 (a)		280	248
Phillips Edison Grocery Co.
2.63%, 11/15/31		875	864
Pioneer Natural Resources Co.
1.90%, 8/15/30		400	383
POSCO
4.00%, 8/1/23 (a)		475	502
Prosus N.V.
3.68%, 1/21/30 (a)		775	805
Pure Storage, Inc.
0.13%, 4/15/23		310	359
Q-Park Holding I BV
1.50%, 3/1/25 (a)	EUR	150	167
Resorts World Las Vegas LLC/RWLV Capital, Inc.
4.63%, 4/16/29 (a)(b)		$500	511
RingCentral, Inc.
0.00%, 3/15/26		255	240
Rockies Express Pipeline LLC
3.60%, 5/15/25 (a)		400	414
Royalty Pharma PLC,
2.15%, 9/2/31		375	362
3.55%, 9/2/50		350	345
Sabine Pass Liquefaction LLC
4.50%, 5/15/30		825	952
Saudi Arabian Oil Co.,
2.25%, 11/24/30 (a)		570	559
3.50%, 4/16/29 (a)		500	539
SBA Communications Corp.
3.13%, 2/1/29 (a)		320	310
Sealed Air Corp.
1.57%, 10/15/26 (a)		300	299
Shell International Finance BV
3.13%, 11/7/49		175	181
Sherwin-Williams Co. (The)
2.30%, 5/15/30		200	202
	Face Amount (000)		Value (000)
Sigma Alimentos SA de CV
4.13%, 5/2/26		$225	$246
Silgan Holdings, Inc.
1.40%, 4/1/26 (a)		850	837
Sirius XM Radio, Inc.
4.00%, 7/15/28 (a)		290	295
Smithfield Foods, Inc.
2.63%, 9/13/31 (a)		575	560
Sodexo, Inc.
2.72%, 4/16/31 (a)		975	997
Spectra Energy Partners LP
4.50%, 3/15/45		150	176
Spotify USA, Inc.
0.00%, 3/15/26 (a)		425	384
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 3/20/25 (a)		350	374
5.15%, 9/20/29 (a)		550	629
Standard Industries, Inc.
2.25%, 11/21/26 (a)	EUR	100	115
Stryker Corp.
2.90%, 6/15/50		$325	325
Syngenta Finance N.V.
4.89%, 4/24/25 (a)		300	328
SYNNEX Corp.
1.25%, 8/9/24 (a)		1,175	1,176
T-Mobile USA, Inc.,
2.25%, 11/15/31		400	393
3.60%, 11/15/60		650	640
Tencent Holdings Ltd.,
2.39%, 6/3/30 (a)		200	197
3.60%, 1/19/28 (a)		1,050	1,125
Thermo Fisher Scientific, Inc.
2.00%, 10/15/31		750	734
Transcontinental Gas Pipe Line Co. LLC
3.95%, 5/15/50		525	590
Transportadora de Gas Internacional SA ESP
5.55%, 11/1/28 (a)		400	455
Transurban Finance Co. Pty Ltd.
2.45%, 3/16/31 (a)		500	501
TSMC Global Ltd.
0.75%, 9/28/25 (a)		1,200	1,171
Uber Technologies, Inc.
0.00%, 12/15/25 (a)		290	284
Union Pacific Corp.
2.95%, 3/10/52		525	522
Verizon Communications, Inc.,
2.36%, 3/15/32 (a)		875	866
2.65%, 11/20/40		525	494
2.99%, 10/30/56		1,282	1,187
3.40%, 3/22/41		300	314

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Viatris, Inc.
1.65%, 6/22/25 (a)	$500	$505
Visa, Inc.
2.70%, 4/15/40	225	230
Volkswagen Group of America Finance LLC
1.25%, 11/24/25 (a)	775	772
Vontier Corp.
2.95%, 4/1/31 (a)	725	722
Walt Disney Co. (The),
2.75%, 9/1/49	759	730
3.50%, 5/13/40	450	497
Western Digital Corp.
1.50%, 2/1/24	350	355
Williams Cos., Inc. (The)
4.85%, 3/1/48	50	61
		108,850
Utilities (7.9%)
Ameren Illinois Co.
1.55%, 11/15/30	700	669
APT Pipelines Ltd.
4.20%, 3/23/25 (a)	300	327
Berkshire Hathaway Energy Co.
2.85%, 5/15/51	550	527
Cleveland Electric Illuminating Co. (The)
4.55%, 11/15/30 (a)	250	292
Consorcio Transmantaro SA
4.70%, 4/16/34 (a)	400	444
Consumers Energy Co.,
2.50%, 5/1/60	325	285
3.50%, 8/1/51	175	194
DTE Electric Co.
3.95%, 3/1/49	450	532
Duke Energy Corp.
4.20%, 6/15/49	425	488
Duke Energy Indiana LLC
2.75%, 4/1/50	380	364
Duke Energy Progress LLC
3.45%, 3/15/29	275	304
Entergy Arkansas LLC
3.50%, 4/1/26	458	500
Entergy Texas, Inc.
3.55%, 9/30/49	200	213
Georgia Power Co.,
Series A
3.25%, 3/15/51	425	428
Interstate Power and Light Co.,
2.30%, 6/1/30	550	553
3.50%, 9/30/49	175	191
	Face Amount (000)	Value (000)
Jersey Central Power & Light Co.
2.75%, 3/1/32 (a)	$275	$282
Mississippi Power Co.
3.95%, 3/30/28	575	641
NextEra Energy Capital Holdings, Inc.,
1.90%, 6/15/28	775	776
2.75%, 11/1/29	1,025	1,073
Northern States Power Co.
2.90%, 3/1/50	475	478
NRG Energy, Inc.
3.63%, 2/15/31 (a)	300	295
Pacific Gas and Electric Co.
3.30%, 8/1/40	525	485
PacifiCorp
2.70%, 9/15/30	825	860
PECO Energy Co.
3.05%, 3/15/51	325	332
Piedmont Natural Gas Co., Inc.
2.50%, 3/15/31	475	478
Public Service Co. of Colorado,
Series 34
3.20%, 3/1/50	275	292
Southern California Edison Co.
4.00%, 4/1/47	250	269
Southern Co. (The)
4.40%, 7/1/46	475	560
Virginia Electric and Power Co.,
2.45%, 12/15/50	275	247
Series A
2.88%, 7/15/29	825	877
Xcel Energy, Inc.
2.60%, 12/1/29	450	466
		14,722
Total Fixed Income Securities (Cost $181,585)		184,155
	Shares
Short-Term Investments (3.6%)
Investment Company (0.7%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,352)	1,352,293	1,352
Security held as Collateral on Loaned Securities (1.9%)
Investment Company (1.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $3,489)	3,489,060	3,489

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

	Face Amount (000)	Value (000)
U.S. Treasury Security (1.0%)
U.S. Treasury Bill
0.06%, 7/14/22 (e)(f) (Cost $1,864)	$1,865	$1,864
Total Short-Term Investments (Cost $6,705)		6,705
Total Investments (102.8%) (Cost $188,290) Including $3,988 of Securities Loaned (g)(h)		190,860
Liabilities in Excess of Other Assets (-2.8%)		(5,207)
Net Assets (100.0%)		$185,653

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  All or a portion of this security was on loan at September 30, 2021.

(c)  When-issued security.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2021.

(e)  Rate shown is the yield to maturity at September 30, 2021.

(f)  All or a portion of the security was pledged to cover margin requirements for futures contracts.

(g)  Securities are available for collateral in connection with, purchase of when issued securities, open foreign currency forward exchange contracts and open futures contracts.

(h)  At September 30, 2021, the aggregate cost for federal income tax purposes is approximately $188,801,000. The aggregate gross unrealized appreciation is approximately $5,308,000 and the aggregate gross unrealized depreciation is approximately $2,895,000, resulting in net unrealized appreciation of approximately $2,413,000.

MTN  Medium Term Note.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2021:

Counterparty	Contracts to Deliver (000)			In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA		$2		EUR	1	11/19/21	$	(—	@)
JPMorgan Chase Bank NA		$2		EUR	1	11/19/21		(—	@)
JPMorgan Chase Bank NA	EUR	441			$520	11/19/21		9
JPMorgan Chase Bank NA	EUR	—	@		$1	11/19/21		—	@
Westpac Banking Corp.	EUR	—	@		$1	11/19/21		—	@
JPMorgan Chase Bank NA	GBP	315			$437	11/19/21		12
								$21

@  Value is less than $500.

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2021:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note	71	Dec-21		$14,200	$15,624	$(12)
U.S. Treasury 5 yr. Note	15	Dec-21		1,500	1,841	(10)
U.S. Treasury Long Bond	97	Dec-21		9,700	15,444	(324)
U.S. Treasury Ultra Bond	17	Dec-21		1,700	3,248	(71)
Short:
German Euro BOBL	1	Dec-21	EUR	(100)	(156)	1
German Euro Bund	2	Dec-21		(200)	(393)	6
U.S. Treasury 10 yr. Note	18	Dec-21		$(1,800)	(2,369)	16
U.S. Treasury Ultra Long Bond	262	Dec-21		(26,200)	(38,056)	745
						$351

EUR  —  Euro.

GBP  —  British Pound.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Corporate Bond Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Industrials	58.1%
Finance	32.3
Utilities	7.9
Other**	1.7
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open long/short futures contracts with a value of approximately $77,131,000 and net unrealized appreciation of approximately $351,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $21,000.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Corporate Bond Portfolio

Statement of Assets and Liabilities	September 30, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $183,449)	$186,019
Investment in Security of Affiliated Issuer, at Value (Cost $4,841)	4,841
Total Investments in Securities, at Value (Cost $188,290)	190,860
Foreign Currency, at Value (Cost $2)	2
Cash	29
Receivable for Investments Sold	2,349
Interest Receivable	1,324
Receivable for Fund Shares Sold	341
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	21
Receivable from Securities Lending Income	1
Receivable from Affiliate	—	@
Other Assets	76
Total Assets	195,003
Liabilities:
Payable for Investments Purchased	4,548
Collateral on Securities Loaned, at Value	3,489
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	—	@
Payable for Fund Shares Redeemed	887
Payable for Advisory Fees	113
Payable for Professional Fees	73
Payable for Trustees' Fees and Expenses	40
Payable for Variation Margin on Futures Contracts	35
Payable for Sub Transfer Agency Fees — Class I	24
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class I	24
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Custodian Fees	21
Deferred Capital Gain Country Tax	17
Payable for Administration Fees	13
Payable for Shareholder Services Fees — Class A	3
Payable for Distribution and Shareholder Services Fees — Class L	1
Payable for Distribution and Shareholder Services Fees — Class C	3
Other Liabilities	56
Total Liabilities	9,350
Net Assets	$185,653
Net Assets Consist of:
Paid-in-Capital	$179,035
Total Distributable Earnings	6,618
Net Assets	$185,653

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Corporate Bond Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2021 (000)
CLASS I:
Net Assets	$161,409
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	12,458,921
Net Asset Value, Offering and Redemption Price Per Share	$12.96
CLASS A:
Net Assets	$19,689
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,517,851
Net Asset Value, Redemption Price Per Share	$12.97
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.44
Maximum Offering Price Per Share	$13.41
CLASS L:
Net Assets	$1,444
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	111,435
Net Asset Value, Offering and Redemption Price Per Share	$12.96
CLASS C:
Net Assets	$3,111
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	241,683
Net Asset Value, Offering and Redemption Price Per Share	$12.87
(1) Including: Securities on Loan, at Value:	$3,988

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Corporate Bond Portfolio

Statement of Operations	Year Ended September 30, 2021 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$5,165
Income from Securities Loaned — Net	7
Dividends from Security of Affiliated Issuer (Note G)	1
Total Investment Income	5,173
Expenses:
Advisory Fees (Note B)	746
Administration Fees (Note C)	159
Professional Fees	157
Sub Transfer Agency Fees — Class I	141
Sub Transfer Agency Fees — Class A	18
Sub Transfer Agency Fees — Class L	1
Sub Transfer Agency Fees — Class C	3
Transfer Agency Fees — Class I (Note E)	120
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Registration Fees	87
Shareholder Services Fees — Class A (Note D)	44
Distribution and Shareholder Services Fees — Class L (Note D)	8
Distribution and Shareholder Services Fees — Class C (Note D)	32
Pricing Fees	39
Custodian Fees (Note F)	32
Shareholder Reporting Fees	32
Trustees' Fees and Expenses	7
Other Expenses	23
Total Expenses	1,658
Reimbursement of Class Specific Expenses — Class I (Note B)	(163)
Reimbursement of Class Specific Expenses — Class C (Note B)	(— @)
Waiver of Shareholder Servicing Fees — Class A (Note D)	(18)
Rebate from Morgan Stanley Affiliate (Note G)	(3)
Net Expenses	1,474
Net Investment Income	3,699
Realized Gain (Loss):
Investments Sold	4,279
Foreign Currency Forward Exchange Contracts	10
Foreign Currency Translation	(2)
Futures Contracts	199
Swap Agreements	(14)
Net Realized Gain	4,472
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $9)	(6,224)
Foreign Currency Forward Exchange Contracts	4
Foreign Currency Translation	— @
Futures Contracts	536
Swap Agreements	(52)
Net Change in Unrealized Appreciation (Depreciation)	(5,736)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(1,264)
Net Increase in Net Assets Resulting from Operations	$2,435

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Corporate Bond Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2021 (000)	Year Ended September 30, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,699	$3,715
Net Realized Gain	4,472	7,235
Net Change in Unrealized Appreciation (Depreciation)	(5,736)	735
Net Increase in Net Assets Resulting from Operations	2,435	11,685
Dividends and Distributions to Shareholders:
Class I	(10,139)	(3,443)
Class A	(741)	(177)
Class L	(78)	(32)
Class C	(140)	(36)
Total Dividends and Distributions to Shareholders	(11,098)	(3,688)
Capital Share Transactions:(1)
Class I:
Subscribed	85,374	76,817
Distributions Reinvested	9,647	3,197
Redeemed	(107,653)	(27,783)
Class A:
Subscribed	18,261	7,693
Distributions Reinvested	741	176
Redeemed	(9,655)	(3,877)
Class L:
Exchanged	46	—
Distributions Reinvested	78	32
Redeemed	(345)	(67)
Class C:
Subscribed	1,036	2,884
Distributions Reinvested	138	36
Redeemed	(1,178)	(2,601)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(3,510)	56,507
Total Increase (Decrease) in Net Assets	(12,173)	64,504
Net Assets:
Beginning of Period	197,826	133,322
End of Period	$185,653	$197,826
(1) Capital Share Transactions:
Class I:
Shares Subscribed	6,504	5,836
Shares Issued on Distributions Reinvested	729	246
Shares Redeemed	(8,272)	(2,162)
Net Increase (Decrease) in Class I Shares Outstanding	(1,039)	3,920
Class A:
Shares Subscribed	1,402	582
Shares Issued on Distributions Reinvested	56	14
Shares Redeemed	(740)	(296)
Net Increase in Class A Shares Outstanding	718	300
Class L:
Shares Exchanged	3	—
Shares Issued on Distributions Reinvested	6	2
Shares Redeemed	(26)	(5)
Net Decrease in Class L Shares Outstanding	(17)	(3)
Class C:
Shares Subscribed	81	221
Shares Issued on Distributions Reinvested	10	3
Shares Redeemed	(90)	(204)
Net Increase in Class C Shares Outstanding	1	20

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Corporate Bond Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$13.49		$12.78		$11.80		$12.32		$12.33
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.25		0.32		0.40		0.39		0.34
Net Realized and Unrealized Gain (Loss)	(0.05)		0.72		1.04		(0.58)		0.01
Total from Investment Operations	0.20		1.04		1.44		(0.19)		0.35
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.33)		(0.46)		(0.33)		(0.36)
Net Realized Gain	(0.48)		—		—		—		—
Total Distributions	(0.73)		(0.33)		(0.46)		(0.33)		(0.36)
Net Asset Value, End of Period	$12.96		$13.49		$12.78		$11.80		$12.32
Total Return(2)	1.44%		8.19%		12.64%		(1.60)%		2.95	%(3)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$161,409		$182,070		$122,450		$108,809		$37,993
Ratio of Expenses Before Expense Limitation	0.79%		0.86%		1.01%		0.97%		1.26%
Ratio of Expenses After Expense Limitation	0.70	%(4)	0.70	%(4)	0.70	%(4)	0.70	%(4)	0.70	%(4)
Ratio of Net Investment Income	1.90	%(4)	2.49	%(4)	3.34	%(4)	3.29	%(4)	2.85	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)
Portfolio Turnover Rate	125%		133%		64%		37%		33%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 2.10%.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Corporate Bond Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$13.50		$12.80		$11.81		$12.32		$12.34
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.22		0.29		0.37		0.33		0.30
Net Realized and Unrealized Gain (Loss)	(0.05)		0.70		1.04		(0.56)		(0.00	)(2)
Total from Investment Operations	0.17		0.99		1.41		(0.23)		0.30
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.29)		(0.42)		(0.28)		(0.32)
Net Realized Gain	(0.48)		—		—		—		—
Total Distributions	(0.70)		(0.29)		(0.42)		(0.28)		(0.32)
Net Asset Value, End of Period	$12.97		$13.50		$12.80		$11.81		$12.32
Total Return(3)	1.22%		7.88%		12.25%		(1.87)%		2.54	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$19,689		$10,807		$6,400		$4,496		$7,911
Ratio of Expenses Before Expense Limitation	1.02%		1.10%		1.21%		1.29%		1.62%
Ratio of Expenses After Expense Limitation	0.92	%(5)	0.99	%(5)	0.99	%(5)	1.01	%(5)	1.05	%(5)
Ratio of Net Investment Income	1.68	%(5)	2.20	%(5)	3.04	%(5)	2.78	%(5)	2.50	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	125%		133%		64%		37%		33%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.69%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Corporate Bond Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$13.49		$12.79		$11.79		$12.30		$12.32
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.17		0.24		0.32		0.29		0.26
Net Realized and Unrealized Gain (Loss)	(0.05)		0.70		1.04		(0.56)		(0.00	)(2)
Total from Investment Operations	0.12		0.94		1.36		(0.27)		0.26
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.24)		(0.36)		(0.24)		(0.28)
Net Realized Gain	(0.48)		—		—		—		—
Total Distributions	(0.65)		(0.24)		(0.36)		(0.24)		(0.28)
Net Asset Value, End of Period	$12.96		$13.49		$12.79		$11.79		$12.30
Total Return(3)	0.79%		7.47%		11.82%		(2.19)%		2.20	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,444		$1,727		$1,671		$1,499		$1,749
Ratio of Expenses Before Expense Limitation	N/A		1.39%		1.49%		1.56%		1.80%
Ratio of Expenses After Expense Limitation	1.33	%(5)	1.38	%(5)	1.38	%(5)	1.38	%(5)	1.34	%(5)
Ratio of Net Investment Income	1.27	%(5)	1.84	%(5)	2.67	%(5)	2.45	%(5)	2.20	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.01%
Portfolio Turnover Rate	125%		133%		64%		37%		33%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.84% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 1.36%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Corporate Bond Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$13.41		$12.71		$11.72		$12.25		$12.27
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.10		0.18		0.27		0.25		0.21
Net Realized and Unrealized Gain (Loss)	(0.05)		0.71		1.03		(0.57)		0.00	(2)
Total from Investment Operations	0.05		0.89		1.30		(0.32)		0.21
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.19)		(0.31)		(0.21)		(0.23)
Net Realized Gain	(0.48)		—		—		—		—
Total Distributions	(0.59)		(0.19)		(0.31)		(0.21)		(0.23)
Net Asset Value, End of Period	$12.87		$13.41		$12.71		$11.72		$12.25
Total Return(3)	0.28%		7.09%		11.34%		(2.64)%		1.81	%(4)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,111		$3,222		$2,801		$2,074		$1,084
Ratio of Expenses Before Expense Limitation	1.81%		1.90%		2.01%		2.15%		2.82%
Ratio of Expenses After Expense Limitation	1.80	%(5)	1.80	%(5)	1.80	%(5)	1.80	%(5)	1.80	%(5)
Ratio of Net Investment Income	0.80	%(5)	1.42	%(5)	2.24	%(5)	2.10	%(5)	1.71	%(5)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)
Portfolio Turnover Rate	125%		133%		64%		37%		33%

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  Performance was positively impacted by approximately 0.85% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.96%.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Corporate Bond Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers four classes of shares — Class I, Class A, Class L and Class C.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the

"Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$184,155		$—	$184,155
Short-Term Investments
Investment Company	4,841	—		—	4,841
U.S. Treasury Security	—	1,864		—	1,864
Total Short-Term Investments	4,841	1,864		—	6,705
Foreign Currency Forward Exchange Contracts	—	21		—	21
Futures Contracts	768	—		—	768
Total Assets	5,609	186,040		—	191,649
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(—	@)	—	(— @)
Futures Contracts	(417)	—		—	(417)
Total Liabilities	(417)	(—	@)	—	(417)
Total	$5,192	$186,040		$—	$191,232

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices,

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

As of September 30, 2021, the Fund did not have any open swap agreements.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2021:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk		$21
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk		768	(a)
Total				$789
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$	(—	@)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk		(417	)(a)
Total				$(417)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

@ Amount is less than $500.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$10
Interest Rate Risk	Futures Contracts	199
Credit Risk	Swap Agreements	(14)
	Total	$195
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$4
Interest Rate Risk	Futures Contracts	536
Credit Risk	Swap Agreements	(52)
	Total	$488

At September 30, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$21	$	(—	@)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

@ Amount is less than $500.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$21		$	(—	@)	$—	$21
Westpac Banking Corp.	—	@		—		—	—	@
Total	$21		$	(—	@)	$—	$21
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)			Collateral Pledged (000)	Net Amount (not less than $0) (000)
BNP Paribas SA	$—	@		$—		$—	$—	@
JPMorgan Chase Bank NA	—	@		(—	@)	—	0
Total	$—	@	$	(—	@)	$—	$—	@

@ Amount is less than $500.

For the year ended September 30, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$1,056,000
Futures Contracts:
Average monthly notional value	$92,799,000
Swap Agreements:
Average monthly notional amount	$306,000

5.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$3,988	(d)	$—	$(3,988	)(e)(f)	$0

(d) Represents market value of loaned securities at year end.

(e) The Fund received cash collateral of approximately $3,489,000 which was subsequently invested in Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $588,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Portfolio of Investments.

(f) The actual collateral received is greater than the amount shown here due to overcollateralization.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Corporate Bonds	$3,489	$—	$—	$—	$3,489
Total Borrowings	$3,489	$—	$—	$—	$3,489
Gross amount of recognized liabilities for securities lending transactions					$3,489

6.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

7.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

9.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.375% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.70% for Class I shares, 1.05% for Class A shares, 1.52% for Class L shares and 1.80% for Class C shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2021, approximately $163,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. For the year ended September 30, 2021, this waiver amounted to approximately $18,000.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $240,848,000 and $243,929,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2021, advisory fees paid were reduced by approximately $3,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2021 is as follows:

Affiliated Investment Company	Value September 30, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$9,032	$124,884	$129,075	$1
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2021 (000)
Liquidity Funds	$—	$—	$4,841

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$6,696	$4,402	$3,688	$—

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2021.

At September 30, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$—	$4,828

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended September 30, 2021, the Fund intends to defer to October 1, 2021 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$—	$580

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 39.1%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus ("COVID-19") outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Corporate Bond Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Corporate Bond Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2021

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2020, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. When a fund's management fee and/or its total expense ratio are higher than its peers, the Board and the Adviser discuss the reasons for this and, where appropriate, they discuss possible waivers and/or caps. The Board noted that the Fund's management fee was lower than its peer group average and total expense ratio was higher than its peer group average. After discussion, the Board concluded that the Fund's (i) performance and management fee were competitive with its peer group averages and (ii) total expense ratio was acceptable.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2021.

The Fund designated and paid approximately $4,402,000 as a long-term capital gain distribution.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub- Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Merite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth year: 1959	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2022).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

46

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTCBANN
3798253 EXP 11.30.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Discovery Portfolio

Annual Report

September 30, 2021

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	6
Consolidated Statement of Assets and Liabilities	9
Consolidated Statement of Operations	11
Consolidated Statements of Changes in Net Assets	12
Consolidated Financial Highlights	14
Notes to Consolidated Financial Statements	19
Report of Independent Registered Public Accounting Firm	31
Investment Advisory Agreement Approval	32
Liquidity Risk Management Program	34
Federal Tax Notice	35
U.S. Customer Privacy Notice	36
Trustee and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Discovery Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2021

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Expense Example (unaudited)

Discovery Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Actual Ending Account Value 9/30/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Discovery Portfolio Class I	$1,000.00	$993.10	$1,021.16	$3.90	$3.95	0.78%
Discovery Portfolio Class A	1,000.00	991.70	1,019.70	5.34	5.42	1.07
Discovery Portfolio Class L	1,000.00	989.70	1,017.70	7.33	7.44	1.47
Discovery Portfolio Class C	1,000.00	988.30	1,016.29	8.72	8.85	1.75
Discovery Portfolio Class IS	1,000.00	993.90	1,021.96	3.10	3.14	0.62

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited)

Discovery Portfolio

The Fund seeks long-term capital growth.

Performance

For the fiscal year ended September 30, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 18.36%, net of fees. The Fund's Class I shares underperformed against the Fund's benchmark, the Russell Midcap® Growth Index (the "Index"), which returned 30.45%.

Factors Affecting Performance

•  With the economy continuing its recovery from pandemic shocks, the U.S. equity market continued to climb over most of the 12-month reporting period. Significant monetary and fiscal stimulus were directed toward reviving economic activity, while the vaccine rollout enabled the economy to approach full reopening and helped reduce the economic impact of subsequent waves of the virus. Higher inflation materialized along with the rebound but didn't dissipate as expected, as shortages of raw materials and labor disrupted global supply chains and energy prices rose. Stock and bond markets turned more volatile toward the end of the reporting period amid uncertainty about moderating economic growth and the prospects for future monetary and fiscal policy.

•  Counterpoint Global seeks high quality companies, which we define primarily as those with sustainable competitive advantages. We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction. The value added or detracted in any period of time will result from stock selection, given our philosophy and process.

•  The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The portfolio underperformed the benchmark this reporting period due to adverse stock selection and sector allocations.

•  Mid-cap growth stocks advanced 30.45% in the 12-month period, as measured by the Index. Energy, real estate and information technology were the top performing sectors in the Index, while consumer staples, the only sector with a negative return, was the weakest performer. Against this backdrop, our team continued to focus on stock selection and the long-term outlook for companies in the portfolio.

•  Mixed stock selection in health care, real estate, information technology and consumer discretionary had the largest negative impacts on relative performance, as did an overweight position in communication services. A company that operates an edge cloud platform for processing, serving and securing customers' applications was the top detractor within these sectors and across the whole portfolio. However, the weakness in this and other holdings across these sectors was partly offset by strength in another information technology company. The company has built a modern, general purpose database that is used to store information in an efficient and cost-effective manner; it was the greatest contributor in the portfolio in this period.

•  Stock selection in communication services was the largest positive contributor to relative performance, although it was more than offset by the sector overweight allocation, which detracted. The portfolio had no exposure to the consumer staples sector, which declined over the period, and this was also favorable to relative performance. An underweight position in the information technology sector was beneficial, but the adverse impact of stock selection in the sector outweighed the relative gains.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year horizon and owning a portfolio of unique companies whose market value can increase significantly for underlying fundamental reasons.

•  We seek to invest primarily in high-quality established and emerging companies with sustainable competitive advantages, strong free-cash-flow yields and favorable returns on invested capital trends. We focus on long-term growth rather than short-term events, with our stock selection informed by rigorous fundamental analysis.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Discovery Portfolio

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Russell Midcap® Growth Index(1) and the Lipper Mid-Cap Growth Funds Index(2)

	Period Ended September 30, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	18.36%	35.59%	20.87%	15.14%
Fund — Class A Shares w/o sales charges(5)	18.02	35.22	20.54	13.72
Fund — Class A Shares with maximum 5.25% sales charges(5)	11.82	33.77	19.90	13.47
Fund — Class L Shares w/o sales charges(6)	17.48	34.52	—	20.74
Fund — Class C Shares w/o sales charges(8)	17.21	—	—	36.72
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	16.21	—	—	36.72
Fund — Class IS Shares w/o sales charges(7)	18.47	35.70	—	21.24
Russell Midcap® Growth Index	30.45	19.27	17.54	11.56
Lipper Mid-Cap Growth Funds Index	29.93	19.47	16.71	11.06

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities in the Russell 1000® Index, which in turn consists of approximately 1,000 of the largest U.S. securities based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Mid-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Mid-Cap Growth Funds classification. The index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Mid-Cap Growth Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on March 30, 1990.

(5)  Commenced offering on January 31, 1997.

(6)  Commenced offering on June 14, 2012.

(7)  Commenced offering on September 13, 2013.

(8)  Commenced offering on May 31, 2017.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments

Discovery Portfolio

	Shares	Value (000)
Common Stocks (92.5%)
Aerospace & Defense (3.6%)
Axon Enterprise, Inc. (a)	888,844	$155,565
Biotechnology (2.0%)
Alnylam Pharmaceuticals, Inc. (a)	185,178	34,963
Exact Sciences Corp. (a)	216,481	20,663
Ginkgo Bioworks Holdings, Inc. (a)(b)	983,911	11,404
Intellia Therapeutics, Inc. (a)	141,569	18,992
		86,022
Diversified Holding Companies (0.5%)
BowX Acquisition Corp., Class A SPAC (a)(b)	2,218,792	22,188
Entertainment (4.5%)
ROBLOX Corp., Class A (a)	2,047,873	154,717
Roku, Inc. (a)	125,100	39,200
		193,917
Health Care Providers & Services (3.7%)
Agilon Health, Inc. (a)	2,009,064	52,657
Covetrus, Inc. (a)	2,328,565	42,240
Guardant Health, Inc. (a)	352,706	44,092
Oak Street Health, Inc. (a)	491,250	20,893
		159,882
Health Care Technology (4.9%)
Agilon Health Topco, Inc. (a)(c)	712,200	18,293
GoodRx Holdings, Inc., Class A (a)	1,715,084	70,353
Teladoc Health, Inc. (a)	114,753	14,552
Veeva Systems, Inc., Class A (a)	373,970	107,767
		210,965
Information Technology Services (24.9%)
Affirm Holdings, Inc. (a)	1,992,967	237,422
Cloudflare, Inc., Class A (a)	2,103,698	236,982
Fastly, Inc., Class A (a)	2,904,129	117,443
Marqeta, Inc., Class A (a)	1,792,321	39,646
MongoDB, Inc. (a)	475,439	224,174
Okta, Inc. (a)	891,000	211,470
		1,067,137
Interactive Media & Services (12.4%)
Pinterest, Inc., Class A (a)	3,056,740	155,741
Twitter, Inc. (a)	3,379,174	204,068
Zillow Group, Inc., Class C	580,005	51,122
ZoomInfo Technologies, Inc., Class A	1,966,116	120,306
		531,237
Internet & Direct Marketing Retail (7.6%)
Farfetch Ltd., Class A (a)	1,580,248	59,228
Overstock.com, Inc. (a)	909,911	70,900
Stitch Fix, Inc., Class A (a)	1,224,358	48,913
Wayfair, Inc., Class A (a)	567,406	144,978
		324,019
Leisure Products (0.8%)
Peloton Interactive, Inc., Class A (a)	399,218	34,752
	Shares	Value (000)
Life Sciences Tools & Services (1.9%)
10X Genomics, Inc., Class A (a)	291,403	$42,423
NanoString Technologies, Inc. (a)	795,087	38,172
		80,595
Metals & Mining (0.3%)
Royal Gold, Inc.	124,360	11,875
Pharmaceuticals (2.4%)
Royalty Pharma PLC, Class A	2,874,737	103,893
Real Estate Management & Development (1.6%)
Opendoor Technologies, Inc. (a)	1,050,777	21,572
Redfin Corp. (a)	961,352	48,164
		69,736
Software (17.8%)
Asana, Inc., Class A (a)	439,213	45,608
Bill.Com Holdings, Inc. (a)	585,498	156,299
Cipher Mining Inc. (a)(d)	2,683,857	24,560
Confluent, Inc., Class A (a)(b)	458,264	27,335
Coupa Software, Inc. (a)	335,235	73,477
IronSource Ltd., Class A (a)(d)	4,980,200	49,263
IronSource Ltd., Class A (a)	750,098	8,154
MicroStrategy, Inc., Class A (a)	30,907	17,877
Palantir Technologies, Inc., Class A (a)	2,433,560	58,503
Procore Technologies, Inc. (a)	221,505	19,789
Qualtrics International, Inc., Class A (a)	796,987	34,063
Trade Desk, Inc. (The), Class A (a)	1,519,623	106,829
UiPath, Inc., Class A (a)	389,986	20,517
Unity Software, Inc. (a)	940,645	118,756
		761,030
Specialty Retail (3.6%)
Carvana Co. (a)	502,032	151,383
Total Common Stocks (Cost $3,660,903)		3,964,196
Preferred Stocks (0.8%)
Internet & Direct Marketing Retail (0.1%)
Overstock.com, Inc. Series A-1	31,267	2,243
Software (0.7%)
Databricks, Inc. (a)(d)(e) (acquisition cost — $31,810; acquired 8/31/21)	144,294	31,810
Total Preferred Stock (Cost $31,986)		34,053
Investment Company (0.7%)
Grayscale Bitcoin Trust (a) (Cost $40,349)	898,988	30,431
Warrants (0.0%) (f)
Biotechnology (0.0%) (f)
Ginkgo Bioworks Holdings, Inc. (a)(b) (Cost $655)	196,782	667
Short-Term Investments (7.0%)
Securities held as Collateral on Loaned Securities (0.7%)
Investment Company (0.6%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G)	24,771,000	24,771

The accompanying notes are an integral part of the financial statements.
6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Discovery Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.1%)
HSBC Securities USA, Inc., (0.05%, dated 9/30/21, due 10/1/21; proceeds $1,294; fully collateralized by U.S. Government obligations; 0.00%-0.13% due 10/7/21-12/31/22; valued at $1,321)	$1,294	$1,294
Merrill Lynch & Co., Inc., (0.05%, dated 9/30/21, due 10/1/21; proceeds $4,402; fully collateralized by a U.S. Government obligation; 0.38% due 4/15/24; valued at $4,490)	4,402	4,402
		5,696
Total Securities held as Collateral on Loaned Securities (Cost $30,467)		30,467
	Shares	Value (000)
Investment Company (6.3%)
Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio — Institutional Class (See Note G) (Cost $269,699)	269,699,318	$269,699
Total Short-Term Investments (Cost $300,166)		300,166
Total Investments Excluding Purchased Options (101.0%) (Cost $4,034,059)		4,329,513
Total Purchased Options Outstanding (0.1%) (Cost $22,675)		4,877
Total Investments (101.1%) (Cost $4,056,734) Including $56,594 of Securities Loaned (g)(h)		4,334,390
Liabilities in Excess of Other Assets (–1.1%)		(49,154)
Net Assets (100.0%)		$4,285,236

The Fund had the following Derivative Contract — PIPE open at September 30, 2021.

Counterparty	Referenced Obligation	Notional Amount	Settlement Date	Unrealized Depreciation (000)	% of Net Assets
Reinvent Technology Partners Y	Aurora Innovation, Inc. (a)(d)(e)(i)(j)	$15,574,800	12/31/21	$(2,197)	(0.05)%

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2021.

(c)  Security has been deemed by the investment manager to be illiquid and is subject to restrictions on resale. At September 30, 2021, this security amounted to approximately $18,293,000, which represents 0.4% of net assets of the Fund.

(d)  Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities and derivative contract (excluding 144A holdings) at September 30, 2021 amounts to approximately $103,436,000 and represents 2.4% of net assets.

(e)  At September 30, 2021, the Fund held a fair valued security valued at approximately $29,613,000, representing 0.7% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's (as defined herein) Trustees.

(f)  Amount is less than 0.05%.

(g)  At September 30, 2021, the aggregate cost for federal income tax purposes is approximately $4,069,952,000. The aggregate gross unrealized appreciation is approximately $756,900,000 and the aggregate gross unrealized depreciation is approximately $494,659,000 resulting in net unrealized appreciation of approximately $262,241,000.

(h)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(i)  Represents an unfunded subscription agreement in a private investment in a public entity. The Fund is committed to purchase 1,557,480 shares at $10.00 per share on the settlement date pursuant to the closing of the business combination between Aurora Innovation, Inc. and Reinvent Technology Partners Y, a SPAC. The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The transaction will require the approval of the shareholders of both Aurora Innovation, Inc. and Reinvent Technology Partners Y and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the Fund is no longer obligated to fulfill its commitment to Aurora Innovation, Inc. and Reinvent Technology Partners Y. The investment is restricted from resale until the settlement date.

(j)  Investment is valued based on the underlying stock price and significant unobservable inputs that factor in volatility and discount for lack of marketability and transaction risk and is classified as Level 3 in the fair value hierarchy.

PIPE  Private Investment in Public Equity.

SPAC  Special Purpose Acquisition Company.

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Discovery Portfolio

Call Options Purchased:

The Fund had the following call options purchased open at September 30, 2021:

Counterparty	Description	Strike Price		Expiration Date	Number of Contracts	Notional Amount (000)	Value (000)	Premiums Paid (000)	Unrealized Depreciation (000)
BNP Paribas	USD/CNH	CNH	7.45	Jan-22	890,518,565	890,519	$76	$4,754	$(4,678)
BNP Paribas	USD/CNH	CNH	7.64	Nov-21	655,329,970	655,330	1	3,559	(3,558)
Goldman Sachs International	USD/CNH	CNH	7.57	Mar-22	986,402,861	986,403	381	4,899	(4,518)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.28	Jul-22	1,027,111,693	1,027,112	2,603	4,785	(2,182)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.31	Aug-22	458,348,396	458,348	1,183	3,113	(1,930)
JP Morgan Chase Bank NA	USD/CNH	CNH	7.38	Jul-22	294,939,426	294,939	633	1,565	(932)
							$4,877	$22,675	$(17,798)

CNH  —  Chinese Yuan Renminbi Offshore

USD  —  United States Dollar

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	30.5%
Information Technology Services	24.8
Software	18.4
Interactive Media & Services	12.4
Internet & Direct Marketing Retail	7.6
Short-Term Investments	6.3
Total Investments	100.0	%***

*  Percentages indicated are based upon total investments (excluding Securities held as Collateral on Loaned Securities) as of September 30, 2021.

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include an open PIPE contract with unrealized depreciation of approximately $2,197,000.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Discovery Portfolio

Consolidated Statement of Assets and Liabilities	September 30, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value(1) (Cost $3,762,264)	$4,039,920
Investment in Security of Affiliated Issuer, at Value (Cost $294,470)	294,470
Total Investments in Securities, at Value (Cost $4,056,734)	4,334,390
Foreign Currency, at Value (Cost $1)	1
Cash from Securities Lending	153
Receivable for Fund Shares Sold	4,240
Receivable from Securities Lending Income	77
Dividends Receivable	37
Receivable from Affiliate	1
Other Assets	457
Total Assets	4,339,356
Liabilities:
Collateral on Securities Loaned, at Value	30,619
Payable for Fund Shares Redeemed	7,714
Due to Broker	5,908
Payable for Advisory Fees	5,872
Payable for Shareholder Services Fees — Class A	430
Payable for Distribution and Shareholder Services Fees — Class L	9
Payable for Distribution and Shareholder Services Fees — Class C	53
Payable for Sub Transfer Agency Fees — Class I	318
Payable for Sub Transfer Agency Fees — Class A	256
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Sub Transfer Agency Fees — Class C	8
Payable for Administration Fees	302
Payable for Custodian Fees	68
Payable for Professional Fees	56
Payable for Organization Costs for Subsidiary	47
Payable for Trustees' Fees and Expenses	39
Payable for Transfer Agency Fees — Class I	10
Payable for Transfer Agency Fees — Class A	10
Payable for Transfer Agency Fees — Class L	1
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	2
Unrealized Depreciation on Derivative Contract — PIPE	2,197
Other Liabilities	198
Total Liabilities	54,120
Net Assets	$4,285,236
Net Assets Consist of:
Paid-in-Capital	$2,907,585
Total Distributable Earnings	1,377,651
Net Assets	$4,285,236

The accompanying notes are an integral part of the consolidated financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Discovery Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	September 30, 2021 (000)
CLASS I:
Net Assets	$1,719,520
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	40,937,018
Net Asset Value, Offering and Redemption Price Per Share	$42.00
CLASS A:
Net Assets	$1,944,335
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	60,532,452
Net Asset Value, Redemption Price Per Share	$32.12
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.78
Maximum Offering Price Per Share	$33.90
CLASS L:
Net Assets	$13,762
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	509,631
Net Asset Value, Offering and Redemption Price Per Share	$27.00
CLASS C:
Net Assets	$59,936
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,964,449
Net Asset Value, Offering and Redemption Price Per Share	$30.51
CLASS IS:
Net Assets	$547,683
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	12,833,857
Net Asset Value, Offering and Redemption Price Per Share	$42.67
(1) Including: Securities on Loan, at Value:	$56,594

The accompanying notes are an integral part of the consolidated financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Discovery Portfolio

Consolidated Statement of Operations	Year Ended September 30, 2021 (000)
Investment Income:
Income from Securities Loaned — Net	$5,764
Dividends from Securities of Unaffiliated Issuers	2,890
Dividends from Security of Affiliated Issuer (Note G)	32
Total Investment Income	8,686
Expenses:
Advisory Fees (Note B)	23,580
Shareholder Services Fees — Class A (Note D)	5,470
Distribution and Shareholder Services Fees — Class L (Note D)	118
Distribution and Shareholder Services Fees — Class C (Note D)	593
Sub Transfer Agency Fees — Class I	2,084
Sub Transfer Agency Fees — Class A	2,944
Sub Transfer Agency Fees — Class L	9
Sub Transfer Agency Fees — Class C	48
Administration Fees (Note C)	3,773
Registration Fees	777
Shareholder Reporting Fees	258
Professional Fees	139
Transfer Agency Fees — Class I (Note E)	51
Transfer Agency Fees — Class A (Note E)	54
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	9
Transfer Agency Fees — Class IS (Note E)	10
Custodian Fees (Note F)	116
Trustees' Fees and Expenses	53
Organization Costs for Subsidiary	47
Pricing Fees	5
Interest Expenses	17
Other Expenses	89
Total Expenses	40,248
Rebate from Morgan Stanley Affiliate (Note G)	(228)
Net Expenses	40,020
Net Investment Loss	(31,334)
Realized Gain (Loss):
Investments Sold	1,266,854
Foreign Currency Translation	(63)
Net Realized Gain	1,266,791
Change in Unrealized Appreciation (Depreciation):
Investments	(720,589)
Foreign Currency Translation	— @
Derivative Contract — PIPE	(2,197)
Net Change in Unrealized Appreciation (Depreciation)	(722,786)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	544,005
Net Increase in Net Assets Resulting from Operations	$512,671

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Discovery Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended September 30, 2021 (000)	Year Ended September 30, 2020* (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(31,334)	$(9,402)
Net Realized Gain	1,266,791	256,443
Net Change in Unrealized Appreciation (Depreciation)	(722,786)	953,720
Net Increase in Net Assets Resulting from Operations	512,671	1,200,761
Dividends and Distributions to Shareholders:
Class I	(135,191)	(37,434)
Class A	(187,887)	(47,691)
Class L	(1,715)	(1,239)
Class C	(4,704)	(1,011)
Class IS	(35,866)	(14,656)
Total Dividends and Distributions to Shareholders	(365,363)	(102,031)
Capital Share Transactions:(1)
Class I:
Subscribed	1,494,047	724,696
Distributions Reinvested	133,437	37,394
Redeemed	(1,294,553)	(344,262)
Class A:
Subscribed	1,891,356	894,159
Distributions Reinvested	186,773	47,483
Redeemed	(1,552,599)	(380,841)
Class L:
Exchanged	107	117
Distributions Reinvested	1,708	1,231
Redeemed	(2,973)	(1,927)
Class C:
Subscribed	39,697	18,597
Distributions Reinvested	4,528	1,003
Redeemed	(17,607)	(2,622)
Class IS:
Subscribed	379,174	138,795
Distributions Reinvested	35,841	14,656
Redeemed	(249,517)	(82,016)
Net Increase in Net Assets Resulting from Capital Share Transactions	1,049,419	1,066,463
Total Increase in Net Assets	1,196,727	2,165,193
Net Assets:
Beginning of Period	3,088,509	923,316
End of Period	$4,285,236	$3,088,509

The accompanying notes are an integral part of the consolidated financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Discovery Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2021 (000)	Year Ended September 30, 2020* (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	34,209	26,530
Shares Issued on Distributions Reinvested	3,083	1,994
Shares Redeemed	(29,946)	(13,746)
Net Increase in Class I Shares Outstanding	7,346	14,778
Class A:
Shares Subscribed	54,660	37,384
Shares Issued on Distributions Reinvested	5,631	3,226
Shares Redeemed	(46,679)	(18,715)
Net Increase in Class A Shares Outstanding	13,612	21,895
Class L:
Shares Exchanged	4	6
Shares Issued on Distributions Reinvested	61	97
Shares Redeemed	(107)	(123)
Net Decrease in Class L Shares Outstanding	(42)	(20)
Class C:
Shares Subscribed	1,195	833
Shares Issued on Distributions Reinvested	143	71
Shares Redeemed	(549)	(145)
Net Increase in Class C Shares Outstanding	789	759
Class IS:
Shares Subscribed	8,508	4,897
Shares Issued on Distributions Reinvested	816	772
Shares Redeemed	(5,636)	(3,009)
Net Increase in Class IS Shares Outstanding	3,688	2,660

*  Not consolidated.

The accompanying notes are an integral part of the consolidated financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Financial Highlights

Discovery Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$38.19		$19.92		$23.30		$22.30		$31.85
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.24)		(0.15)		(0.05)		(0.07)		0.05
Net Realized and Unrealized Gain	7.35		20.73		0.35		7.99		1.99
Total from Investment Operations	7.11		20.58		0.30		7.92		2.04
Distributions from and/or in Excess of:
Net Realized Gain	(3.30)		(2.31)		(3.68)		(6.92)		(11.59)
Net Asset Value, End of Period	$42.00		$38.19		$19.92		$23.30		$22.30
Total Return(3)	18.36%		115.34%		4.71%		47.85%		16.16%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,719,520		$1,282,828		$374,736		$304,179		$242,140
Ratio of Expenses Before Expense Limitation	N/A		0.74%		0.74%		0.72%		0.72%
Ratio of Expenses After Expense Limitation	0.72	%(4)	0.73	%(4)	0.73	%(4)	0.71	%(4)	0.72	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.72	%(4)	0.73	%(4)	0.73	%(4)	0.71	%(4)	0.71	%(4)
Ratio of Net Investment Income (Loss)	(0.54	)%(4)	(0.57	)%(4)	(0.27	)%(4)	(0.35	)%(4)	0.21	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	115%		65%		116%		86%		59%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Financial Highlights

Discovery Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$29.92		$16.12		$19.71		$19.92		$29.86
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.27)		(0.17)		(0.09)		(0.11)		(0.03)
Net Realized and Unrealized Gain	5.77		16.28		0.18		6.82		1.68
Total from Investment Operations	5.50		16.11		0.09		6.71		1.65
Distributions from and/or in Excess of:
Net Realized Gain	(3.30)		(2.31)		(3.68)		(6.92)		(11.59)
Net Asset Value, End of Period	$32.12		$29.92		$16.12		$19.71		$19.92
Total Return(3)	18.02%		114.87%		4.40%		47.36%		15.85%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,944,335		$1,403,660		$403,285		$304,921		$289,123
Ratio of Expenses Before Expense Limitation	N/A		1.01%		1.00%		1.02%		1.01%
Ratio of Expenses After Expense Limitation	1.00	%(4)	1.00	%(4)	0.99	%(4)	1.01	%(4)	1.01	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.00	%(4)	1.00	%(4)	0.99	%(4)	1.01	%(4)	1.00	%(4)
Ratio of Net Investment Loss	(0.81	)%(4)	(0.82	)%(4)	(0.52	)%(4)	(0.65	)%(4)	(0.17	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	115%		65%		116%		86%		59%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Financial Highlights

Discovery Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$25.69		$14.21		$17.96		$18.79		$29.01
Income (Loss) from Investment Operations:
Net Investment Loss(2)	(0.36)		(0.21)		(0.15)		(0.18)		(0.16)
Net Realized and Unrealized Gain	4.97		14.00		0.08		6.27		1.53
Total from Investment Operations	4.61		13.79		(0.07)		6.09		1.37
Distributions from and/or in Excess of:
Net Realized Gain	(3.30)		(2.31)		(3.68)		(6.92)		(11.59)
Net Asset Value, End of Period	$27.00		$25.69		$14.21		$17.96		$18.79
Total Return(3)	17.48%		113.70%		3.90%		46.73%		15.07%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,762		$14,173		$8,124		$9,572		$8,091
Ratio of Expenses Before Expense Limitation	N/A		1.50%		1.51%		1.51%		1.64%
Ratio of Expenses After Expense Limitation	1.44	%(4)	1.49	%(4)	1.50	%(4)	1.50	%(4)	1.63	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.44	%(4)	1.49	%(4)	1.50	%(4)	1.50	%(4)	1.63	%(4)
Ratio of Net Investment Loss	(1.26	)%(4)	(1.27	)%(4)	(1.06	)%(4)	(1.15	)%(4)	(0.85	)%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	115%		65%		116%		86%		59%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Financial Highlights

Discovery Portfolio

	Class C
	Year Ended September 30,								Period from May 31, 2017(2) to
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		September 30, 2017(1)
Net Asset Value, Beginning of Period	$28.74		$15.67		$19.42		$19.85		$19.34
Income (Loss) from Investment Operations:
Net Investment Loss(3)	(0.49)		(0.32)		(0.22)		(0.29)		(0.09)
Net Realized and Unrealized Gain	5.56		15.70		0.15		6.78		0.60
Total from Investment Operations	5.07		15.38		(0.07)		6.49		0.51
Distributions from and/or in Excess of:
Net Realized Gain	(3.30)		(2.31)		(3.68)		(6.92)		—
Net Asset Value, End of Period	$30.51		$28.74		$15.67		$19.42		$19.85
Total Return(4)	17.21%		113.21%		3.55%		46.08%		2.64	%(7)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$59,936		$33,781		$6,518		$536		$10
Ratio of Expenses Before Expense Limitation	N/A		1.75%		1.84%		3.69%		15.31	%(8)
Ratio of Expenses After Expense Limitation	1.71	%(5)	1.74	%(5)	1.83	%(5)	1.89	%(5)	1.90	%(5)(8)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.71	%(5)	1.74	%(5)	1.83	%(5)	1.89	%(5)	1.90	%(5)(8)
Ratio of Net Investment Loss	(1.52	)%(5)	(1.59	)%(5)	(1.32	)%(5)	(1.58	)%(5)	(1.34	)%(5)(8)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(6)	0.01%		0.01%		0.01%		0.00	%(6)(8)
Portfolio Turnover Rate	115%		65%		116%		86%		59	%(7)

(1)  Not consolidated.

(2)  Commencement of Offering.

(3)  Per share amount is based on average shares outstanding.

(4)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(5)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(6)  Amount is less than 0.005%.

(7)  Not annualized.

(8)  Annualized.
The accompanying notes are an integral part of the consolidated financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Financial Highlights

Discovery Portfolio

	Class IS
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020(1)		2019(1)		2018(1)		2017(1)
Net Asset Value, Beginning of Period	$38.72		$20.15		$23.50		$22.43		$31.94
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(2)	(0.19)		(0.12)		(0.04)		(0.06)		0.04
Net Realized and Unrealized Gain	7.44		21.00		0.37		8.05		2.04
Total from Investment Operations	7.25		20.88		0.33		7.99		2.08
Distributions from and/or in Excess of:
Net Realized Gain	(3.30)		(2.31)		(3.68)		(6.92)		(11.59)
Net Asset Value, End of Period	$42.67		$38.72		$20.15		$23.50		$22.43
Total Return(3)	18.47%		115.65%		4.77%		47.89%		16.24%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$547,683		$354,067		$130,653		$93,005		$63,225
Ratio of Expenses Before Expense Limitation	N/A		0.64%		0.64%		0.66%		0.65%
Ratio of Expenses After Expense Limitation	0.61	%(4)	0.63	%(4)	0.63	%(4)	0.65	%(4)	0.65	%(4)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.61	%(4)	0.63	%(4)	0.63	%(4)	0.65	%(4)	0.65	%(4)
Ratio of Net Investment Income (Loss)	(0.42	)%(4)	(0.44	)%(4)	(0.18	)%(4)	(0.30	)%(4)	0.18	%(4)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.01%		0.01%		0.01%		0.01%
Portfolio Turnover Rate	115%		65%		116%		86%		59%

(1)  Not consolidated.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the consolidated financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying consolidated financial statements relate to the Discovery Portfolio. The Fund seeks long-term capital growth. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering of Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Discovery Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest in bitcoin indirectly through cash settled futures or indirectly through investments in Grayscale Bitcoin Trust (BTC) ("GBTC"), a privately offered investment vehicle that invests in bitcoin. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of September 30, 2021, the Subsidiary represented approximately

$ 33,059,000 or approximately 0.77% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to bitcoin within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

from one or more reputable brokers or dealers; (3) listed options are valued at the last reported sales price on the exchange on which they are listed (or at the exchange official closing price if such exchange reports an official closing price). If an official closing price or last reported sales price is unavailable, the listed option should be fair valued at the mean between its latest bid and ask prices. Unlisted options are valued at the mean between their latest bid and ask prices from a broker/dealer or valued by a pricing service/vendor; (4) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New

York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (6) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; (7) PIPE investments may be valued based on the underlying stock price less a discount until the commitment is fulfilled and shares are registered; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs)

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$155,565	$—	$—	$155,565
Biotechnology	86,022	—	—	86,022
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Diversified Holding Companies	$22,188	$—	$—	$22,188
Entertainment	193,917	—	—	193,917
Health Care Providers & Services	159,882	—	—	159,882
Health Care Technology	192,672	18,293	—	210,965
Information Technology Services	1,067,137	—	—	1,067,137
Interactive Media & Services	531,237	—	—	531,237
Internet & Direct Marketing Retail	324,019	—	—	324,019
Leisure Products	34,752	—	—	34,752
Life Sciences Tools & Services	80,595	—	—	80,595
Metals & Mining	11,875	—	—	11,875
Pharmaceuticals	103,893	—	—	103,893
Real Estate Management & Development	69,736	—	—	69,736
Software	687,207	73,823	—	761,030
Specialty Retail	151,383	—	—	151,383
Total Common Stocks	3,872,080	92,116	—	3,964,196
Preferred Stocks
Internet & Direct Marketing Retail	2,243	—	—	2,243
Software	—	—	31,810	31,810
Total Preferred Stock	2,243	—	31,810	34,053
Investment Company	30,431	—	—	30,431
Warrants	667	—	—	667
Call Options Purchased	—	4,877	—	4,877
Short-Term Investments
Investment Company	294,470	—	—	294,470
Repurchase Agreements	—	5,696	—	5,696
Total Short-Term Investments	294,470	5,696	—	300,166
Total Assets	$4,199,891	$102,689	$31,810	$4,334,390
Liabilities:
Derivative Contract — PIPE	—	—	(2,197)	(2,197)
Total	$4,199,891	$102,689	$29,613	$4,332,193

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Discovery	Common Stock (000)	Preferred Stock (000)	Derivative Contract — PIPE (000)
Beginning Balance	$3,980	$—	$—
Purchases	—	31,810	—
Sales	—	—	—
PIPE transactions	—	—	(2,197)
Amortization of discount	—	—	—
Transfers in	—	—	—
Discovery	Common Stock (000)		Preferred Stock (000)	Derivative Contract — PIPE (000)
Transfers out	$(3,980	)†	$—	$—
Corporate actions	—		—	—
Change in unrealized appreciation (depreciation)	—		—	—
Realized gains (losses)	—		—	—
Ending Balance	$—		$31,810	$(2,197)
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2021	$—		$31,810	$(2,197)

†  A security transferred out of level 3 due to an Initial Public Offering.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2021:

Discovery	Fair Value at September 30, 2021 (000)	Valuation Technique	Unobservable Input	Amount*	Impact to Valuation from an Increase in Input**
Preferred Stock	$31,810	Market Transaction Method	Precedent Transaction	$220.45	Increase
PIPE	$(2,197)	Market Implied	Discount for Lack of Marketability and Transaction Risk	13.5%	Decrease

*  Amount is indicative of the weighted average.

**  Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral proceeds may be subject to cost and delays. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

4.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

5.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Options: With respect to options, the Fund is subject to equity risk, interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives. If the Fund buys an option, it buys a legal

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

contract giving it the right to buy or sell a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. The Fund may purchase and/or sell put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying (or similar) instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying (or similar) instrument. When entering into purchased option contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the purchased option contracts; however the risk of loss is limited to the premium paid. Purchased options are reported as part of "Total Investments in Securities" in the Consolidated Statement of Assets and Liabilities. Premium paid for purchasing options which expired are treated as realized losses. If the Fund sells an option, it sells to another party the right to buy from or sell to the Fund a specific amount of the underlying instrument or foreign currency, or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a private investment in public equity transaction, including on a when-issued basis. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company's securities. The Fund's PIPE investment represents an unfunded subscription agreement in a private investment in public equity. The Fund will earmark or segregate cash or liquid assets or establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a forward commitment basis.

At September 30, 2021, the Fund's derivative contract PIPE position is reflected as a Derivative Contract — PIPE in the Consolidated Portfolio of Investments.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Purchased Options	Investments, at Value (Purchased Options)	Currency Risk	$4,877 (a)
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
PIPE	Unrealized Depreciation on Derivative Contract — PIPE	Equity Risk	$(2,197)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(7,331	)(b)

(b) Amounts are included in Investments Sold in the Consolidated Statement of Operations.

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Investments (Purchased Options)	$(13,685	)(c)
Equity Risk	Derivative Contract — PIPE	(2,197)
Total		$(15,882)

(c) Amounts are included in Investments in the Consolidated Statement of Operations.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

At September 30, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives	Assets (000)		Liabilities (000)
Purchased Options	$4,877	(a)(d)	$—
Derivative Contract — PIPE	—		(2,197	)(e)
Total	$4,877		$(2,197)

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(d) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

(e) Assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following table presents derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities(a) (000)	Financial Instrument (000)	Collateral Received(f) (000)	Net Amount (not less than $0) (000)
BNP Paribas	$77	$—	$(77)	$0
Goldman Sachs International	381	—	(381)	0
JP Morgan Chase Bank NA	4,419	—	(4,419)	0
Total	$4,877	$—	$(4,877)	$0

(a) Amounts are included in Investments in Securities in the Consolidated Statement of Assets and Liabilities.

(f) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Purchased Options:
Average monthly notional amount	3,174,148,000
Derivative Contract — PIPE:
Average monthly notional amount	$37,705,000

6.  Securities Lending: The Fund lends securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Fund. The Fund would receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked-to-market daily by State Street Bank and Trust Company ("State Street"), the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is recorded as "Income from Securities Loaned — Net" in the Fund's Consolidated Statement of Operations. Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand.

The following table presents financial instruments that are subject to enforceable netting arrangements as of September 30, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Gross Asset Amounts Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)		Net Amount (not less than $0) (000)
$56,594	(g)	$—	$(56,594	)(h)(i)	$0

(g) Represents market value of loaned securities at year end.

(h) The Fund received cash collateral of approximately $30,619,000, of which approximately $30,467,000 was subsequently invested in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Consolidated Portfolio of Investments. As of September 30, 2021, there was uninvested cash of approximately $152,000, which is not reflected in the Consolidated Portfolio of Investments. In addition, the Fund received non-cash collateral of approximately $27,496,000 in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Consolidated Portfolio of Investments.

(i) The actual collateral received is greater than the amount shown here due to overcollateralization.

FASB ASC 860, "Transfers & Servicing: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures", is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged and the remaining contractual maturity of those transactions as of September 30, 2021:

Remaining Contractual Maturity of the Agreements
	Overnight and Continuous (000)	<30 days (000)	Between 30 & 90 days (000)	>90 days (000)	Total (000)
Securities Lending Transactions
Common Stocks	$30,473	$—	$—	$—	$30,473
Warrants	146	—	—	—	146
Total	$30,619	$—	$—	$—	$30,619
Total Borrowings	$30,619	$—	$—	$—	$30,619
Gross amount of recognized liabilities for securities lending transactions					$30,619

7.  Restricted Securities: The Fund invests in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund can sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and the acquirer of the securities. The Fund would, in either case, bear market risks during that period. Restricted securities are identified in the Consolidated Portfolio of Investments.

8.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

10.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

(other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.50% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.80% for Class I shares, 1.15% for Class A shares, 1.65% for Class L shares, 1.90% for Class C shares and 0.73% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street, State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $5,475,796,000 and $4,965,326,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2021.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Treasury Securities Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly and as a portion of the securities held as collateral on loaned securities. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2021, advisory fees paid were reduced by approximately $228,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2021 is as follows:

Affiliated Investment Company	Value September 30, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$89,721	$3,328,140	$3,123,391	$32
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2021 (000)
Liquidity Funds	$—	$—	$294,470

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$64,858	$300,505	$21,323	$80,708

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2021.

At September 30, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$354,635	$760,915

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 38.6%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Bitcoin: The Fund may have exposure to bitcoin indirectly through investments in GBTC, a privately offered investment vehicle that invests in bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. For example, the bit-

coin held by GBTC (and the Fund's indirect exposure to such bitcoin) is also susceptible to these risks. The value of the GBTC investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The GBTC exposure to cryptocurrency could result in substantial losses to the Fund.

Market: Certain impacts to public health conditions particular to the coronavirus ("COVID-19") outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Special Purpose Acquisition Companies: The Fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities. A SPAC is typically a publicly traded company that raises investment capital via an initial public offering ("IPO") for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. The Fund may acquire an interest in a SPAC in an IPO or a secondary market transaction.

Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may negatively affect the Fund's performance. Because SPACs and similar entities are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. There is no guarantee that the SPACs in which the Fund invests will complete an acquisi-

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

tion or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale.

Other risks of investing in SPACs include that a significant portion of the monies raised by the SPAC may be expended during the search for a target transaction; an attractive transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may dissolve and be required to return any remaining monies to shareholders, causing the Fund to incur the opportunity cost of missed investment opportunities the Fund otherwise could have benefited from; a transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. In addition, a SPAC target company may have limited operating experience, a smaller size, limited product lines, markets, distribution channels and financial and managerial resources. Investing in the securities of smaller companies involves greater risk, and portfolio price volatility.

Private Investment in Public Equity: The Fund may acquire equity securities of an issuer that are issued through a PIPE transaction, including on a when-issued basis. The Fund will generally earmark an amount of cash or high quality securities equal (on a daily mark to market basis) to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, including through a SPAC, typically at a discount to the market price of the company's securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund's investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restric-

tions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Discovery Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Discovery Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the consolidated portfolio of investments, as of September 30, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for the year ended September 30, 2021 and the statement of changes in net assets for the year ended September 30, 2020, the consolidated financial highlights for the year ended September 30, 2021 and the financial highlights for each of the four years ended September 30, 2020 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for the year ended September 30, 2021 and the changes in net assets for the year ended September 30, 2020 and its consolidated financial highlights for the year ended September 30, 2021 and its financial highlights for each of the four years ended September 30, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2021

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2020, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three-, and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2021. For corporate shareholders, 0.025% of the dividends qualified for the dividends received deduction.

The Fund designated and paid approximately $300,505,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $680,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Merite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth year: 1959	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2022).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

43

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTMCGANN
3798255 EXP 11.30.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Dynamic Value Portfolio

Annual Report

September 30, 2021

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	14
Statement of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Liquidity Risk Management Program	30
U.S. Customer Privacy Notice	31
Trustee and Officer Information	34

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Dynamic Value Portfolio (the "Fund") performed during the period beginning March 19, 2021 (when the Fund commenced operations) and ended September 30, 2021.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2021

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Expense Example (unaudited)

Dynamic Value Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Actual Ending Account Value 9/30/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Dynamic Value Portfolio Class I	$1,000.00	$1,041.90	$1,022.41	$2.71	$2.69	0.53%
Dynamic Value Portfolio Class A	1,000.00	1,039.90	1,020.56	4.60	4.56	0.90
Dynamic Value Portfolio Class C	1,000.00	1,035.90	1,016.80	8.42	8.34	1.65
Dynamic Value Portfolio Class IS	1,000.00	1,041.90	1,022.56	2.56	2.54	0.50

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited)

Dynamic Value Portfolio

The Fund seeks capital appreciation.

Performance

For the period from Fund inception on March 19, 2021 through September 30, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 4.40%, net of fees. The Fund's Class I shares underperformed the Fund's benchmark, the Russell 1000® Value Index (the "Index"), which returned 5.10% for the same period.

Factors Affecting Performance

•  From the Fund inception on March 19, 2021 to September 30, 2021, the portfolio was on average 30% overweight a portfolio of Value stocks and –30% underweight a portfolio of Anti-Value stocks.i Growth (which shares characteristics with our Anti-Value portfolio of stocks) outperformed Value over this time period, with the Russell 1000® Growth Index returning +15.4%, and the Russell 1000® Value Index returning +5.1%.

•  From the Fund inception to September 30, 2021, U.S. equities rose 10.9% (S&P 500 Index),ii with most of the gains coming in the second quarter of the year, as vaccine deployment and reopening in developed markets helped usher in a powerful economic recovery amid record monetary and fiscal stimulus. However, the proliferation of the COVID-19 virus in emerging markets, which had access to fewer and often less effective vaccines, led to the mutation of the virus into the more contagious delta variants, resulting in the reimposition of lockdowns in some regions. Supply chain disruptions and labor shortages caused prices to rise globally, calling into question the Federal Reserve's (Fed) commitment to their uber-dovish FAIT (flexible average inflation targeting) policy.

Concerns around higher inflation, rising interest rates, and slowing growth weighed on sentiment, particularly toward the end of the third quarter.

•  The U.S. yield curve flattened, with U.S. 2-year Treasury yields rising +13 basis points to 0.28%, 10-year yields falling –23 basis points to 1.49%, and 30-year yields falling –39 basis points to 2.04%,iii as growth moderated and the Fed began to signal it would be responsive to higher inflation readings, likely tapering asset purchases in November 2021. At its September 2021 meeting, the Federal Open Market Committee revised median core inflation forecasts upward for 2021, 2022, and 2023 (from already-above target levels); pulled forward its median expectation for an interest rate liftoff; and accelerated the expected pace of rate hikes.

•  Concerns around peaking growth as well as the flatter yield curve during the time period under review helped defensive and Growth stocks to outperform, though Value began to regain relative ground in September 2021 as 10-year Treasury yields began to rise again.

•  The portfolio's average 30% overweight in a portfolio of Value stocks and –30% underweight in a portfolio of Anti-Value stocks detracted from performance during the period.

Management Strategies

•  Value's outperformance has reversed since May 2021 (Russell 1000® Growth Total Return Index +7.1%; Russell 1000® Value Total Return Index –2.4% from May 7, 2021 to September 30, 2021),iv as the COVID-19 delta variant spread, the pace of growth moderated, and bonds rallied. But we believe Value's relative outperformance will likely resume in the coming months, as global

i  The Global Multi-Asset (GMA) Team identifies Value as the cheapest 20% and Anti-Value as the most expensive 20% of stocks for each industry group within the Russell 1000® Index universe based on six valuation metrics, including forward price-to-earnings (P/E) ratio and free cash flow yield.

ii  The S&P 500 Index measures the performance of the large-cap segment of the U.S. equities market, covering approximately 80% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The S&P Index is one of the most widely used benchmarks of U.S. equity performance.

iii  Source: Bloomberg L.P. One basis point = 0.01%

iv  The Russell 1000® Growth Total Return Index measures the performance of the large-cap growth segment of the U.S. equity universe and includes the reinvestment of dividends. The Russell 1000® Value Total Return Index is an index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, and includes the reinvestment of dividends.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Dynamic Value Portfolio

economic growth accelerates in the near term. We note that valuations remain extremely attractive for Value relative to Anti-Value: U.S. Value stocks are trading 10.6x forward earnings, which is a 73% discount to Anti-Value stocks (vs. 52% historically), implying potential upside from today's levels if valuations fully normalized to historical levels.v

•  The fundamental data is supportive of a resumption of Value's outperformance, in our view. While "low nominals" (growth, rates, inflation) contributed to the underperformance of Value over the last cycle, we expect "nominals" to rise from here, supporting Value stocks.

o  Growth: After peaking in the second quarter of 2021, the pace of the global economic recovery is likely to slow due to a number of factors, including the upcoming fiscal cliff, policy tightening in China, peaking monetary accommodation in early 2022, and the fact that COVID-19 is likely to turn into an endemic virus, leading to a more gradual and potentially incomplete reopening. Nonetheless, global growth will likely remain above trend until mid-2022, and we would expect to see some near-term acceleration in activity as the COVID-19 delta variant-induced pothole ends by the fourth quarter of 2021, with additional support from pent-up demand and excess savings.

o  Rates: The U.S. 10-year Treasury yield declined significantly from April to July 2021, given negative surprise of the delta variant, the upcoming U.S. fiscal cliff, strong demand for government bonds, and the fact that the global economy may have experienced "peak" recovery growth in the second quarter of 2021, which naturally gave way to a moderation in "peak" optimism and bullish positioning. But we believe there are strong cyclical arguments for bond yields to rise in the coming months, as (1) economic growth slows but stays above potential; (2) underlying inflation continues to climb; and (3) the Fed begins to recognize that emergency settings for monetary policy are no longer appropriate. We expect the U.S. 10-year Treasury yield to see upward pressure through the end of 2021.

o  Inflation: Beneath transitory spikes in U.S. inflation caused by temporary factors such as supply bottlenecks and policy-induced constraints on labor supply, underlying inflation appears to be rising. The August 2021 headline consumer price index (CPI) came in at 5.3% year-over-year, with core CPI at 4.0%, both representing a deceleration from July 2021.vi But our measure of core underlying inflation — excluding COVID-impacted categories — is approaching target at 1.9%.vii We expect the broadening of inflation pressures from core goods and commodities to the rest of the economy, and forecast core personal consumption expenditures (PCE) of 2.9% at the end of 2021.viii While core PCE will likely moderate to 2.2% by the end of 2022,ix there is a risk that inflation remains elevated and above target through 2022 given the magnitude of current and future fiscal stimulus pushing the output gap into significantly positive territory and overheating the economy.

•  In summary, we remain overweight Value vs. Anti-Value within U.S. equities, as we expect continued improvement in economic activity and underperformance of rates to likely benefit Value stocks relative to Anti-Value stocks.

v  Source: GMA Team estimates.

vi  Source: Bureau of Labor Statistics. Data as of August 31, 2021.

vii  Source: GMA Team estimates.

viii  Source: GMA Team estimates.

ix  Source: GMA Team estimates.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Dynamic Value Portfolio

*  Minimum Investment

**  Commenced operations on March 19, 2021.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the performance of Class I shares and will be negatively impacted and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Russell 1000® Value Index(1) and the Lipper Large-Cap Value Funds Index(2)

	Period Ended September 30, 2021 Total Returns(3)
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class I Shares w/o sales charges(4)	—	—	—	4.40%
Fund — Class A Shares w/o sales charges(4)	—	—	—	4.20
Fund — Class A Shares with maximum 5.25% sales charges(4)	—	—	—	–1.23
Fund — Class C Shares w/o sales charges(4)	—	—	—	3.80
Fund — Class C Shares with maximum 1.00% deferred sales charges(4)	—	—	—	2.80
Fund — Class IS Shares w/o sales charges(4)	—	—	—	4.40
Russell 1000® Value Index	—	—	—	5.10
Lipper Large-Cap Value Funds Index	—	—	—	5.45

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected and historical growth rates. The Russell 1000® Index measures the performance of the largest 1000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Value Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Value Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Large-Cap Value Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on March 19, 2021.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments

Dynamic Value Portfolio

	Shares	Value (000)
Common Stocks (92.0%)
Aerospace & Defense (1.3%)
Curtiss-Wright Corp.	379	$48
General Dynamics Corp.	217	42
Huntington Ingalls Industries, Inc.	221	43
		133
Air Freight & Logistics (0.5%)
CH Robinson Worldwide, Inc.	329	29
FedEx Corp.	112	24
		53
Automobiles (0.9%)
Ford Motor Co. (a)	3,459	49
General Motors Co. (a)	918	48
		97
Banks (6.4%)
Comerica, Inc.	1,235	100
First Horizon National Corp.	5,759	94
FNB Corp.	7,892	92
M&T Bank Corp.	641	96
PacWest Bancorp	2,081	94
Popular, Inc.	1,200	93
Zions Bancorp NA	1,541	95
		664
Beverages (0.5%)
Molson Coors Beverage Co., Class B	1,061	49
Biotechnology (2.6%)
AbbVie, Inc.	654	71
Gilead Sciences, Inc.	987	69
Regeneron Pharmaceuticals, Inc. (a)	108	65
United Therapeutics Corp. (a)	337	62
		267
Building Products (0.8%)
Builders FirstSource, Inc. (a)	809	42
Owens Corning	468	40
		82
Capital Markets (2.2%)
Invesco Ltd.	3,090	74
Jefferies Financial Group, Inc.	2,098	78
Virtu Financial, Inc., Class A	3,229	79
		231
Chemicals (1.7%)
Dow, Inc.	550	32
Huntsman Corp.	1,239	37
LyondellBasell Industries N.V., Class A	358	33
Mosaic Co. (The)	1,053	37
Westlake Chemical Corp.	393	36
		175
Commercial Services & Supplies (0.2%)
ADT, Inc.	2,999	24
	Shares	Value (000)
Construction & Engineering (0.4%)
MasTec, Inc. (a)	484	$42
Consumer Finance (3.0%)
Ally Financial, Inc.	1,516	77
OneMain Holdings, Inc.	1,349	75
Santander Consumer USA Holdings, Inc.	1,868	78
SLM Corp.	4,330	76
		306
Containers & Packaging (0.6%)
Berry Global Group, Inc. (a)	521	32
WestRock Co.	643	32
		64
Distributors (0.2%)
LKQ Corp. (a)	352	18
Diversified Consumer Services (0.6%)
Grand Canyon Education, Inc. (a)	242	21
H&R Block, Inc.	852	21
Service Corp. International	345	21
		63
Diversified Financial Services (0.7%)
Voya Financial, Inc.	1,200	74
Diversified Telecommunication Services (2.4%)
Lumen Technologies, Inc.	19,849	246
Electric Utilities (2.8%)
Edison International	1,049	58
Hawaiian Electric Industries, Inc.	1,425	58
NRG Energy, Inc.	1,367	56
PG&E Corp. (a)	6,607	64
Pinnacle West Capital Corp.	807	58
		294
Electrical Equipment (0.4%)
Regal-Beloit Corp.	296	45
Electronic Equipment, Instruments & Components (1.0%)
Arrow Electronics, Inc. (a)	323	36
Avnet, Inc.	974	36
Jabil, Inc.	602	35
		107
Energy Equipment & Services (0.8%)
Schlumberger N.V.	2,714	80
Equity Real Estate Investment Trusts (REITs) (6.2%)
AGNC Investment Corp. REIT	4,841	76
Annaly Capital Management, Inc. REIT	9,040	76
Brixmor Property Group, Inc. REIT	1,423	31
Gaming and Leisure Properties, Inc. REIT	676	31
Highwoods Properties, Inc. REIT	726	32
Kilroy Realty Corp. REIT	501	33
Kimco Realty Corp. REIT	1,547	32
Medical Properties Trust, Inc. REIT	1,525	31
National Retail Properties, Inc. REIT	710	31
New Residential Investment Corp. REIT	7,048	78
Omega Healthcare Investors, Inc. REIT	981	29

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Dynamic Value Portfolio

	Shares	Value (000)
Equity Real Estate Investment Trusts (REITs) (cont'd)
SL Green Realty Corp. REIT	470	$33
Spirit Realty Capital, Inc. REIT	647	30
VICI Properties, Inc. REIT	1,076	31
Weyerhaeuser Co. REIT	952	34
WP Carey, Inc. REIT	424	31
		639
Food & Staples Retailing (1.3%)
Kroger Co. (The)	1,638	66
Walgreens Boots Alliance, Inc.	1,475	70
		136
Food Products (2.9%)
Archer-Daniels-Midland Co.	803	48
Bunge Ltd.	637	52
Conagra Brands, Inc.	1,446	49
Ingredion, Inc.	554	49
Seaboard Corp.	12	49
Tyson Foods, Inc., Class A	645	51
		298
Gas Utilities (1.1%)
National Fuel Gas Co.	1,179	62
UGI Corp.	1,338	57
		119
Health Care Providers & Services (8.0%)
AmerisourceBergen Corp.	583	70
Anthem, Inc.	194	72
Cardinal Health, Inc.	1,349	67
Centene Corp. (a)	1,156	72
Cigna Corp.	337	68
CVS Health Corp.	846	72
Henry Schein, Inc. (a)	921	70
Laboratory Corp. of America Holdings (a)	236	66
McKesson Corp.	350	70
Premier, Inc., Class A	1,887	73
Quest Diagnostics, Inc.	457	66
Universal Health Services, Inc., Class B	478	66
		832
Hotels, Restaurants & Leisure (1.0%)
Boyd Gaming Corp. (a)	354	23
Darden Restaurants, Inc.	147	22
Penn National Gaming, Inc. (a)	265	19
Travel & Leisure Co.	407	22
Wendy's Co. (The)	949	21
		107
Household Durables (1.0%)
DR Horton, Inc.	174	15
Lennar Corp., Class A	159	15
Lennar Corp., Class B	188	14
Mohawk Industries, Inc. (a)	83	15
Pulte Group, Inc.	323	15
Toll Brothers, Inc.	257	14
Whirlpool Corp.	74	15
		103
	Shares	Value (000)
Household Products (2.0%)
Reynolds Consumer Products, Inc.	3,711	$101
Spectrum Brands Holdings, Inc.	1,134	109
		210
Information Technology Services (2.9%)
Akamai Technologies, Inc. (a)	182	19
Alliance Data Systems Corp.	219	22
Amdocs Ltd.	261	20
Cognizant Technology Solutions Corp., Class A	267	20
Concentrix Corp. (a)	118	21
DXC Technology Co. (a)	575	19
Euronet Worldwide, Inc. (a)	155	20
Fidelity National Information Services, Inc.	161	19
Fiserv, Inc. (a)	176	19
FleetCor Technologies, Inc. (a)	77	20
Genpact Ltd.	399	19
Global Payments, Inc.	118	19
International Business Machines Corp.	149	21
SolarWinds Corp.	1,189	20
Western Union Co. (The)	962	19
		297
Insurance (3.5%)
Aflac, Inc.	765	40
CNA Financial Corp.	968	41
Everest Re Group Ltd.	161	40
Fidelity National Financial, Inc.	898	41
First American Financial Corp.	627	42
Lincoln National Corp.	629	43
Old Republic International Corp.	1,676	39
Principal Financial Group, Inc.	645	41
Unum Group	1,601	40
		367
Internet & Direct Marketing Retail (0.2%)
Qurate Retail, Inc.	1,705	17
Machinery (4.0%)
AGCO Corp.	341	42
Allison Transmission Holdings, Inc.	1,204	42
Crane Co.	463	44
Cummins, Inc.	190	43
Gates Industrial Corp. PLC (a)	2,621	43
Oshkosh Corp.	401	41
PACCAR, Inc.	534	42
Snap-On, Inc.	201	42
Stanley Black & Decker, Inc.	232	41
Timken Co. (The)	618	40
		420
Media (5.5%)
Discovery, Inc., Class A (a)	2,125	54
Discovery, Inc., Class C (a)	2,213	54
DISH Network Corp., Class A (a)	1,278	56
Fox Corp., Class A	1,574	63
Fox Corp., Class B	1,700	63

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Dynamic Value Portfolio

	Shares	Value (000)
Media (cont'd)
Interpublic Group of Cos., Inc. (The)	1,539	$56
Nexstar Media Group, Inc., Class A	395	60
Omnicom Group, Inc.	784	57
ViacomCBS, Inc., Class A	1,266	53
ViacomCBS, Inc., Class B	1,405	55
		571
Metals & Mining (0.9%)
Reliance Steel & Aluminum Co.	223	32
Steel Dynamics, Inc.	503	29
United States Steel Corp.	1,309	29
		90
Multi-Line Retail (0.2%)
Kohl's Corp.	331	16
Multi-Utilities (0.6%)
MDU Resources Group, Inc.	1,951	58
Oil, Gas & Consumable Fuels (3.8%)
Antero Midstream Corp.	7,265	76
Chevron Corp.	759	77
EOG Resources, Inc.	1,088	87
Kinder Morgan, Inc.	4,528	76
Marathon Petroleum Corp.	1,274	79
		395
Paper & Forest Products (0.3%)
Louisiana-Pacific Corp.	530	33
Pharmaceuticals (5.3%)
Bristol-Myers Squibb Co.	1,103	65
Jazz Pharmaceuticals PLC (a)	525	68
Merck & Co., Inc.	954	72
Organon & Co.	2,054	67
Perrigo Co., PLC	1,578	75
Pfizer, Inc.	1,537	66
Royalty Pharma PLC, Class A	1,829	66
Viatris, Inc.	4,981	68
		547
Professional Services (1.0%)
CACI International, Inc., Class A (a)	99	26
Leidos Holdings, Inc.	259	25
Nielsen Holdings PLC	1,239	24
Science Applications International Corp.	298	25
		100
Real Estate Management & Development (0.3%)
Jones Lang LaSalle, Inc. (a)	137	34
Road & Rail (1.1%)
AMERCO	45	29
Knight-Swift Transportation Holdings, Inc.	567	29
Ryder System, Inc.	379	31
Schneider National, Inc., Class B	1,307	30
		119
	Shares	Value (000)
Semiconductors & Semiconductor Equipment (2.5%)
Cirrus Logic, Inc. (a)	521	$43
First Solar, Inc. (a)	461	44
Intel Corp.	838	45
Micron Technology, Inc.	623	44
MKS Instruments, Inc.	302	45
Qorvo, Inc. (a)	250	42
		263
Software (1.2%)
CDK Global, Inc.	490	21
NortonLifeLock, Inc.	741	19
Oracle Corp.	226	19
SS&C Technologies Holdings, Inc.	279	19
Teradata Corp. (a)	364	21
VMware, Inc., Class A (a)	141	21
		120
Specialty Retail (1.0%)
AutoNation, Inc. (a)	170	21
Best Buy Co., Inc.	159	17
Dick's Sporting Goods, Inc.	136	16
Foot Locker, Inc.	333	15
Penske Automotive Group, Inc.	199	20
Victoria's Secret & Co. (a)	281	16
		105
Tech Hardware, Storage & Peripherals (1.6%)
Hewlett Packard Enterprise Co.	2,559	36
HP, Inc.	1,322	36
NCR Corp. (a)	505	20
Western Digital Corp. (a)	647	36
Xerox Holdings Corp.	1,773	36
		164
Thrifts & Mortgage Finance (1.7%)
MGIC Investment Corp.	5,807	87
New York Community Bancorp, Inc.	7,139	92
		179
Trading Companies & Distributors (0.9%)
Air Lease Corp.	1,109	43
Univar Solutions, Inc. (a)	1,918	46
		89
Total Common Stocks (Cost $9,558)		9,542
Short-Term Investment (2.3%)
Investment Company (2.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $236)	235,621	236
Total Investments (94.3%) (Cost $9,794) (b)		9,778
Other Assets in Excess of Liabilities (5.7%)		588
Net Assets (100.0%)		$10,366

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Dynamic Value Portfolio

(a)  Non-income producing security.

(b)  At September 30, 2021, the aggregate cost for federal income tax purposes is approximately $9,870,000. The aggregate gross unrealized appreciation is approximately $447,000 and the aggregate gross unrealized depreciation is approximately $473,000, resulting in net unrealized depreciation of approximately $26,000.

LIBOR  London Interbank Offered Rate.

REIT  Real Estate Investment Trust.

USD  United States Dollar.

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at September 30, 2021:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPM Russell 1000 Anti-Value Index††	Pay	3 Month USD LIBOR + 0.20%	Quarterly	9/13/22	$1,616	$71	$—	$71
JPMorgan Chase Bank NA	JPM Russell 1000 Value Index††	Receive	3 Month USD LIBOR + 0.20%	Quarterly	9/13/22	1,993	(43)	—	(43)
JPMorgan Chase Bank NA	JPM Russell 1000 Anti-Value Index††	Pay	3 Month USD LIBOR + 0.20%	Quarterly	9/13/22	1,469	18	—	18
JPMorgan Chase Bank NA	JPM Russell 1000 Value Index††	Receive	3 Month USD LIBOR + 0.20%	Quarterly	9/13/22	1,813	20	—	20
							$66	$—	$66

††  See tables below for details of the equity basket holdings underlying the swap.

The following table represents the equity basket holdings underlying the total return swap with JPM Russell 1000 Anti-Value Index as of September 30, 2021:

Security Description	Shares	Value (000)	Index Weight
JPM Russell 1000 Anti-Value Index
Acceleron Pharma, Inc.	402	$69	0.67%
Allegro Microsystems, Inc.	1,712	55	0.53
American Airlines Group, Inc.	2,602	53	0.52
Aptiv PLC	355	53	0.51
Arthur J Gallagher & Co.	362	54	0.52
Atlassian Corp.. PLC	138	54	0.52
Bank Of America Corp..	1,282	54	0.53
Boeing Co. (The)	245	54	0.52
Carnival Corp.	2,246	56	0.54
Cheniere Energy, Inc.	601	59	0.57
CME Group, Inc.	275	53	0.51
Commerce Bancshares, Inc.	763	53	0.51
Copa Holdings SA	682	55	0.54
Cullen/Frost Bankers, Inc.	468	56	0.54
Datadog, Inc.	376	53	0.51
Devon Energy Corp.	1,848	66	0.63
Erie Indemnity Co.	296	53	0.51
Factset Research Systems, Inc.	137	54	0.52
Freshpet, Inc.	400	57	0.55
Heico Corp.	422	56	0.54
Heico Corp., Class A	472	56	0.54
Hess Corp.	769	60	0.58
Hexcel Corp.	969	58	0.56
Hilton Worldwide Holdings, Inc.	419	55	0.53
Host Hotels & Resorts, Inc.	3,247	53	0.51
Security Description	Shares	Value (000)	Index Weight
Iovance Biotherapeutics, Inc.	2,149	$53	0.51%
Live Nation Entertainment, Inc.	606	55	0.53
Lyft, Inc.	1,038	56	0.54
Madison Square Garden Sports Corp.	296	55	0.53
Mirati Therapeutics, Inc.	315	56	0.54
Norwegian Cruise Line Holdings Ltd.	2,087	56	0.54
Nov, Inc.	4,114	54	0.52
Opendoor Technologies, Inc.	2,772	57	0.55
Park Hotels & Resorts, Inc.	2,809	54	0.52
Planet Fitness, Inc.	674	53	0.51
Plug Power, Inc.	2,075	53	0.51
PNC Financial Services Group, Inc. (The)	273	53	0.52
Royal Caribbean Cruises Ltd.	641	57	0.55
Sabre Corp.	4,721	56	0.54
Sarepta Therapeutics, Inc.	659	61	0.59
Signature Bank (New York)	203	55	0.53
Spirit Aerosystems Holdings, Inc.	1,362	60	0.58
SVB Financial Group	89	57	0.55
Sysco Corp.	681	53	0.52
Tesla, Inc.	70	54	0.52
TFS Financial Corp.	2,776	53	0.51
Transdigm Group, Inc.	88	55	0.53
Uber Technologies, Inc.	1,301	58	0.56
United Airlines Holdings, Inc.	1,121	53	0.51
Upstart Holdings, Inc.	185	59	0.57

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Dynamic Value Portfolio

The following table represents the equity basket holdings underlying the total return swap with JPM Russell 1000 Value Index as of September 30, 2021:

Security Description	Shares	Value (000)	Index Weight
JPM Russell 1000 Value Index
Abbvie, Inc.	513	$55	0.54%
Agnc Investment Corp.	3,545	56	0.55
Ally Financial, Inc.	1,110	57	0.56
Amerisourcebergen Corp.	448	54	0.53
Annaly Capital Management, Inc.	6,628	56	0.55
Antero Midstream Corp.	5,576	58	0.57
Anthem, Inc.	150	56	0.55
Bunge Ltd.	668	54	0.53
Centene Corp.	895	56	0.55
Chevron Corp.	581	59	0.58
Comerica, Inc.	805	65	0.64
Curtiss-Wright Corp.	429	54	0.53
Cvs Health Corp.	651	55	0.54
EOG Resources, Inc.	830	67	0.66
First Horizon Corp.	3,822	62	0.61
FNB Corp.	5,254	61	0.60
Ford Motor Co.	3,911	55	0.54
Fox Corp.	1,568	58	0.57
Fox Corp., Class A	1,452	58	0.57
General Motors Co.	1,037	55	0.54
Gilead Sciences, Inc.	782	55	0.54
Henry Schein, Inc.	712	54	0.53
Invesco Ltd.	2,271	55	0.54
Jefferies Financial Group, Inc.	1,533	57	0.56
Kinder Morgan, Inc.	3,483	58	0.57
Security Description	Shares	Value (000)	Index Weight
Lumen Technologies, Inc.	7,352	$91	0.89%
M&T Bank Corp.	427	64	0.63
Marathon Petroleum Corp.	976	60	0.59
Mckesson Corp.	270	54	0.53
Merck & Co, Inc.	749	56	0.55
Mgic Investment Corp.	3,862	58	0.57
Mosaic Co. (The)	1,510	54	0.53
National Fuel Gas Co.	1,029	54	0.53
New Residential Investment Corp.	5,179	57	0.56
New York Community Bancorp, Inc.	4,748	61	0.60
Nexstar Media Group, Inc.	365	55	0.54
Onemain Holdings, Inc.	993	55	0.54
Pacwest Bancorp	1,386	63	0.62
Perrigo Co. PLC	1,248	59	0.58
PG&E Corp.	5,710	55	0.54
Popular, Inc.	796	62	0.61
Premier, Inc.	1,424	55	0.54
Reynolds Consumer Products, Inc.	2,237	61	0.60
Santander Consumer USA Holdings, Inc.	1,374	57	0.56
Schlumberger N.V.	2,086	62	0.61
SLM Corp.	3,125	55	0.54
Spectrum Brands Holdings, Inc.	678	65	0.64
Virtu Financial, Inc.	2,374	58	0.57
Voya Financial, Inc.	881	54	0.53
Zions Bancorp NA	1,023	63	0.62

Portfolio Composition

Classification	Percentage of Total Investments
Other*	66.7%
Health Care Providers & Services	8.5
Banks	6.8
Equity Real Estate Investment Trusts (REITs)	6.5
Media	5.9
Pharmaceuticals	5.6
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open swap agreements with net unrealized appreciation of approximately $66,000.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Dynamic Value Portfolio

Statement of Assets and Liabilities	September 30, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $9,558)	$9,542
Investment in Security of Affiliated Issuer, at Value (Cost $236)	236
Total Investments in Securities, at Value (Cost $9,794)	9,778
Due from Broker	570
Unrealized Appreciation on Swap Agreements	109
Due from Adviser	76
Prepaid Offering Costs	76
Dividends Receivable	13
Receivable from Affiliate	—	@
Other Assets	6
Total Assets	10,628
Liabilities:
Payable for Offering Costs	152
Payable for Professional Fees	57
Unrealized Depreciation on Swap Agreements	43
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Payable for Custodian Fees	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class I	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Administration Fees	—	@
Other Liabilities	9
Total Liabilities	262
Net Assets	$10,366
Net Assets Consist of:
Paid-in-Capital	$10,093
Total Distributable Earnings	273
Net Assets	$10,366

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Dynamic Value Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2021 (000)
CLASS I:
Net Assets	$10,295
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	985,767
Net Asset Value, Offering and Redemption Price Per Share	$10.44
CLASS A:
Net Assets	$27
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	2,613
Net Asset Value, Redemption Price Per Share	$10.42
Maximum Sales Load	5.25%
Maximum Sales Charge	$0.58
Maximum Offering Price Per Share	$11.00
CLASS C:
Net Assets	$34
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	3,317
Net Asset Value, Offering and Redemption Price Per Share	$10.38
CLASS IS:
Net Assets	$10
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,000
Net Asset Value, Offering and Redemption Price Per Share	$10.44

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Dynamic Value Portfolio

Statement of Operations	Period from March 19, 2021^ to September 30, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $—@ of foreign Taxes Withheld)	$74
Dividends from Security of Affiliated Issuer (Note G)	—	@
Total Investment Income	74
Expenses:
Offering Costs	87
Professional Fees	75
Advisory Fees (Note B)	10
Shareholder Reporting Fees	7
Transfer Agency Fees — Class I (Note E)	1
Transfer Agency Fees — Class A (Note E)	1
Transfer Agency Fees — Class C (Note E)	1
Transfer Agency Fees — Class IS (Note E)	1
Administration Fees (Note C)	2
Pricing Fees	2
Registration Fees	2
Custodian Fees (Note F)	1
Shareholder Services Fees — Class A (Note D)	—	@
Distribution and Shareholder Services Fees — Class C (Note D)	—	@
Sub Transfer Agency Fees — Class I	—	@
Sub Transfer Agency Fees — Class A	—	@
Sub Transfer Agency Fees — Class C	—	@
Trustees' Fees and Expenses	—	@
Other Expenses	4
Total Expenses	194
Expenses Reimbursed by Adviser (Note B)	(165)
Waiver of Advisory Fees (Note B)	(10)
Reimbursement of Class Specific Expenses — Class A (Note B)	(1)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(1)
Rebate from Morgan Stanley Affiliate (Note G)	(—	@)
Net Expenses	16
Net Investment Income	58
Realized Gain (Loss):
Investments Sold	223
Swap Agreements	(58)
Net Realized Gain	165
Change in Unrealized Appreciation (Depreciation):
Investments	(16)
Swap Agreements	66
Net Change in Unrealized Appreciation (Depreciation)	50
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	215
Net Increase in Net Assets Resulting from Operations	$273

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Dynamic Value Portfolio

Statement of Changes in Net Assets	Period from March 19, 2021^ to September 30, 2021 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$58
Net Realized Gain	165
Net Change in Unrealized Appreciation (Depreciation)	50
Net Increase in Net Assets Resulting from Operations	273
Capital Share Transactions:(1)
Class I:
Subscribed	10,027
Redeemed	(10)
Class A:
Subscribed	97
Redeemed	(66)
Class C:
Subscribed	35
Class IS:
Subscribed	10
Net Increase in Net Assets Resulting from Capital Share Transactions	10,093
Total Increase in Net Assets	10,366
Net Assets:
Beginning of Period	—
End of Period	$10,366
(1) Capital Share Transactions:
Class I:
Shares Subscribed	987
Shares Redeemed	(1)
Net Increase in Class I Shares Outstanding	986
Class A:
Shares Subscribed	9
Shares Redeemed	(6)
Net Increase in Class A Shares Outstanding	3
Class C:
Shares Subscribed	3
Class IS:
Shares Subscribed	1

^  Commencement of Operations.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Dynamic Value Portfolio

	Class I
Selected Per Share Data and Ratios	Period from March 19, 2021(1) to September 30, 2021
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.11
Net Realized and Unrealized Gain	0.33
Total from Investment Operations	0.44
Net Asset Value, End of Period	$10.44
Total Return(3)	4.40	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,295
Ratio of Expenses Before Expense Limitation	6.44	%(7)
Ratio of Expenses After Expense Limitation	0.53	%(4)(7)
Ratio of Net Investment Income	1.95	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)(7)
Portfolio Turnover Rate	82	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Dynamic Value Portfolio

	Class A
Selected Per Share Data and Ratios	Period from March 19, 2021(1) to September 30, 2021
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.10
Net Realized and Unrealized Gain	0.32
Total from Investment Operations	0.42
Net Asset Value, End of Period	$10.42
Total Return(3)	4.20	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$27
Ratio of Expenses Before Expense Limitation	13.65	%(7)
Ratio of Expenses After Expense Limitation	0.90	%(4)(7)
Ratio of Net Investment Income	1.84	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)(7)
Portfolio Turnover Rate	82	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Dynamic Value Portfolio

	Class C
Selected Per Share Data and Ratios	Period from March 19, 2021(1) to September 30, 2021
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.06
Net Realized and Unrealized Gain	0.32
Total from Investment Operations	0.38
Net Asset Value, End of Period	$10.38
Total Return(3)	3.80	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$34
Ratio of Expenses Before Expense Limitation	15.35	%(7)
Ratio of Expenses After Expense Limitation	1.65	%(4)(7)
Ratio of Net Investment Income	1.04	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)(7)
Portfolio Turnover Rate	82	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Dynamic Value Portfolio

	Class IS
Selected Per Share Data and Ratios	Period from March 19, 2021(1) to September 30, 2021
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.11
Net Realized and Unrealized Gain	0.33
Total from Investment Operations	0.44
Net Asset Value, End of Period	$10.44
Total Return(3)	4.40	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses Before Expense Limitation	25.05	%(7)
Ratio of Expenses After Expense Limitation	0.50	%(4)(7)
Ratio of Net Investment Income	1.98	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)(7)
Portfolio Turnover Rate	82	%(6)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Dynamic Value Portfolio. The Fund seeks capital appreciation.

The Fund commenced operations on March 19, 2021 and offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other Interbank Offered Rate ("IBOR") based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

from brokers or dealers; (4) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Total return swaps may also be fair valued using direct accrual/return calculations if prices on the reference asset on the total return leg of the swap are available from a pricing service/vendor for such instrument. In the event that the reference asset on the total return leg of the swap is a benchmark index, then price of such reference asset may be obtained from a pricing service provider or from the benchmark index sponsor; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Aerospace & Defense	$133	$—	$—	$133
Air Freight & Logistics	53	—	—	53
Automobiles	97	—	—	97
Banks	664	—	—	664
Beverages	49	—	—	49
Biotechnology	267	—	—	267
Building Products	82	—	—	82
Capital Markets	231	—	—	231
Chemicals	175	—	—	175
Commercial Services & Supplies	24	—	—	24
Construction & Engineering	42	—	—	42
Consumer Finance	306	—	—	306
Containers & Packaging	64	—	—	64
Distributors	18	—	—	18
Diversified Consumer Services	63	—	—	63
Diversified Financial Services	74	—	—	74
Diversified Telecommunication Services	246	—	—	246
Electric Utilities	294	—	—	294
Electrical Equipment	45	—	—	45
Electronic Equipment, Instruments & Components	107	—	—	107
Energy Equipment & Services	80	—	—	80
Equity Real Estate Investment Trusts (REITs)	639	—	—	639
Food & Staples Retailing	136	—	—	136
Food Products	298	—	—	298
Gas Utilities	119	—	—	119
Health Care Providers & Services	832	—	—	832
Hotels, Restaurants & Leisure	107	—	—	107
Household Durables	103	—	—	103
Household Products	210	—	—	210
Information Technology Services	297	—	—	297
Insurance	367	—	—	367
Internet & Direct Marketing Retail	17	—	—	17
Machinery	420	—	—	420
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Media	$571	$—	$—	$571
Metals & Mining	90	—	—	90
Multi-Line Retail	16	—	—	16
Multi-Utilities	58	—	—	58
Oil, Gas & Consumable Fuels	395	—	—	395
Paper & Forest Products	33	—	—	33
Pharmaceuticals	547	—	—	547
Professional Services	100	—	—	100
Real Estate Management & Development	34	—	—	34
Road & Rail	119	—	—	119
Semiconductors & Semiconductor Equipment	263	—	—	263
Software	120	—	—	120
Specialty Retail	105	—	—	105
Tech Hardware, Storage & Peripherals	164	—	—	164
Thrifts & Mortgage Finance	179	—	—	179
Trading Companies & Distributors	89	—	—	89
Total Common Stocks	9,542	—	—	9,542
Short-Term Investment
Investment Company	236	—	—	236
Total Return Swap Agreements	—	109	—	109
Total Assets	9,778	109	—	9,887
Liabilities:
Total Return Swap Agreement	—	(43)	—	(43)
Total	$9,778	$66	$—	$9,844

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates,

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund may enter into total return swaps in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2021:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	$109
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Swap Agreement	Unrealized Depreciation on Swap Agreement	Equity Risk	$(43)

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Swap Agreements	$116
Interest Rate Risk	Swap Agreements	(174)
	Total	$(58)
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Equity Risk	Swap Agreements	$66

At September 30, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(a)	Assets(b) (000)	Liabilities(b) (000)
Swap Agreements	$109	$(43)

(a) Excludes exchange-traded derivatives.

(b) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$109	$(43)	$—	$66
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
JPMorgan Chase Bank NA	$43	$(43)	$—	$0

For the period ended September 30, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Swap Agreements:
Average monthly notional amount	$1,830,000

4.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.  Dividends and Distributions to Shareholders: Dividend income and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.35% of the daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.55% for Class I shares, 0.90% for Class A shares, 1.65% for Class C shares and 0.50% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the period ended September 30, 2021, approximately $10,000 of advisory fees were waived and approximately $168,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the period ended September 30, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $13,899,000 and $4,564,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the period ended September 30, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the period ended September 30, 2021, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the period ended September 30, 2021 is as follows:

Affiliated Investment Company	Value March 19, 2021 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$—	$14,992	$14,756	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2021 (000)
Liquidity Funds	$—	$—	$236

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the period ended September 30, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. The tax period ended September 30, 2021, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions paid during fiscal year 2021.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a nondeductible expense, resulted in the following reclassifications among the components of net assets at September 30, 2021:

Total Distributable Earnings (000)		Paid-in- Capital (000)
$—	@	$	(—	@)

@ Amount is less than $500.

At September 30, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$331	$3

I. Other: At September 30, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 48.8%.

J. Market Risk: Certain impacts to public health conditions particular to the coronavirus ("COVID-19") outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

K. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. On March 5, 2021, the FCA announced that LIBOR will either cease to be provided by any administrator, or no longer be representative for many LIBOR settings after December 31, 2021, and for certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021 (or a later date, if a particular Reference Rate is expected to continue beyond 2021), it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Dynamic Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Dynamic Value Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2021, and the related statements of operations and changes in net assets and the financial highlights for the period from March 19, 2021 (commencement of operations) through September 30, 2021 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Dynamic Value Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2021, the results of its operations and the changes in its net assets and its financial highlights for the period from March 19, 2021 (commencement of operations) through September 30, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2021

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Merite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth year: 1959	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2022).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

38

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTDYVANN
3798256 EXP 11.30.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Global Strategist Portfolio

Annual Report

September 30, 2021

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter	2
Consolidated Expense Example	3
Investment Overview	4
Consolidated Portfolio of Investments	9
Consolidated Statement of Assets and Liabilities	43
Consolidated Statement of Operations	45
Consolidated Statements of Changes in Net Assets	46
Consolidated Financial Highlights	48
Notes to Consolidated Financial Statements	53
Report of Independent Registered Public Accounting Firm	66
Investment Advisory Agreement Approval	67
Liquidity Risk Management Program	69
Federal Tax Notice	70
U.S. Customer Privacy Notice	71
Trustee and Officer Information	74

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Global Strategist Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2021

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Expense Example (unaudited)

Global Strategist Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Actual Ending Account Value 9/30/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Global Strategist Portfolio Class I	$1,000.00	$1,026.30	$1,021.36	$3.76	$3.75	0.74%
Global Strategist Portfolio Class A	1,000.00	1,024.90	1,020.00	5.13	5.11	1.01
Global Strategist Portfolio Class L	1,000.00	1,021.80	1,017.45	7.70	7.69	1.52
Global Strategist Portfolio Class C	1,000.00	1,020.40	1,015.84	9.32	9.30	1.84
Global Strategist Portfolio Class IS	1,000.00	1,026.30	1,021.71	3.40	3.40	0.67

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited)

Global Strategist Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 18.10%, net of fees. The Fund's Class I shares underperformed against the Fund's primary benchmark, the MSCI All Country World Index, which returned 27.44%, and outperformed the Customized MSIM Global Allocation Index (the "Customized Index"), which returned 15.48%.

Factors Affecting Performance1

•  In the 12 months ended September 30, 2021, equities outperformed bonds, with the MSCI All Country World Index (ACWI) up +27.4% and the J.P. Morgan Global Government Bond Index down –3.5%. Commodities were the best performing asset class, as measured by the S&P GSCI Index, a broad index of commodity prices, up +58.3%.2 (Except where noted, equity market returns are represented by the MSCI regional, sector, or country index and are calculated in U.S. dollars [USD].)

•  During the fourth quarter of 2020 and the first eight months of 2021, global markets were characterized by a broad reflation trade, supported by the rollout of COVID-19 vaccines, a strong economic rebound in developed markets, record fiscal and monetary stimulus, as well as a market-friendly U.S. presidential election outcome and Brexit deal in the final days of 2020. However, optimism peaked in the first quarter of 2021, and as the summer of 2021 progressed, concerns arose around the fast-spreading delta variant of COVID-19, moderating growth, higher interest rates, waning stimulus, and supply-chain bottlenecks causing inflation. These concerns culminated in a sell-off in September 2021, when global equities fell –4.1% (as measured by ACWI), the worst month since March 2020.

•  Global equities rose +27.4% (ACWI) for the fiscal year overall, led by the energy (+57.8%), financials (+46.3%), and technology (+29.3%) sectors. Developed markets outperformed, with the MSCI World Index returning +28.8% and the MSCI Emerging Markets Index returning +18.2%. Within developed markets, U.S. equities led (S&P 500 Index +30.0% in the fiscal year period), supported by bold government stimulus, an early vaccine approval and rollout, and positive economic surprises. Emerging markets were held back by limited availability of vaccines, rising interest rates and increased discussion of Federal Reserve (Fed) tapering as the fiscal year progressed, and peaking growth in China amid increased regulatory activity and credit tightening, as well as a brewing property market crisis.

•  Government bond prices fell –3.5% (J.P. Morgan Global Government Bond Index) as the introduction of effective vaccines allowed for economic reopening in most developed markets. Corporate and emerging market sovereign bonds followed a similar pattern to equities, tightening amid the rebound in growth. The Bloomberg U.S. Corporate High Yield Index spread narrowed by –228 basis points to 2.89% and emerging market hard currency bond spreads fell –74 basis points 3.24% (J.P. Morgan Emerging Markets Bond Index Global). Yield curves steepened during the fiscal year: the U.S. 10-year Treasury yield rose +80 basis points to 1.49%, while the 2-year Treasury yield rose +15 basis points to 0.28%. German 10-year bund yields rose +32 basis points to –0.2%, while the German 2-year bund yield was nearly unchanged. Yields surged in the first quarter of 2021, then declined during the second quarter on the prospect of peaking stimulus and growth and the spread of the delta variant, which caused the reflation trade to pause and even reverse. Yields again began to rise again as it became increasingly clear that the temporary supply shortages associated

1  Certain of the Fund's investment themes may, in whole or part, be implemented through the use of derivatives, including the purchase and sale of futures, options, swaps, structured investments (including commodity-linked notes) and other related instruments and techniques. The Fund may also invest in foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. As a result, the use of derivatives had a material effect on the Fund's performance during the period.

2  Data sources used in preparation of this commentary include FactSet and Bloomberg LP. data as of September 30, 2021.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

with COVID-19 were potentially having a more durable impact on inflation, causing policymakers to consider withdrawal of monetary accommodation. Ten-year inflation breakeven rates rose +74 basis points during the period to 2.38%.

•  Commodity prices surged +58.3% (S&P GSCI Index), driven by oil prices. Brent oil prices rose just over 90% to $78.5 per barrel, as global demand improved amid still-constrained supply. The situation was exacerbated by supply shortages in energy markets that emerged in the third quarter of 2021 (e.g., gas shortages and a lack of wind power in Europe over the summer, power cuts in China, which caused spikes in energy prices). Growth-sensitive industrial metals also rose, with copper up +35%. Gold, having been among the best performing assets in 2020, declined –6.8%.

•  The U.S. dollar was nearly flat, rising just +0.4%, strengthening versus most relative safe-haven currencies (the euro –1.2%, the Japanese yen –5.2%, and the Swiss franc –1.1% versus the U.S. dollar) but falling versus the British pound, which rose +4.3%, particularly leading up to and immediately following the late 2020 Brexit deal. Emerging market currencies rose +1.8% (J.P. Morgan Emerging Market Currency Index), bolstered by commodity-sensitive currencies (South African rand +11.1%, Mexican peso +7.1%, Russian ruble +6.8%).

•  Regarding the Fund's overall performance relative to the Customized Index, the Fund's asset allocation mix of neutral weights in equities and an overweight in fixed income had a negligible impact on performance.

•  Active positions within equities that contributed positively to performance include our Value Recovery theme such as overweights in U.S. Value vs. Anti-Value and Low-Volatility stocks, and U.S. banks vs. U.S. equities. Overweights in U.S. exploration and production stocks vs. U.S. equities, and global hotels vs. global equities also contributed to performance. The main detractors within equities included an overweight in U.S. homebuilders vs. U.S. equities, and an underweight in U.S. initial public offering stocks vs. U.S. equities.

•  Active positions within fixed income that contributed negatively to performance include overweights in Mexican 10-year bonds vs. U.S. 10-year Treasuries, and in Brazil 3-year bonds. Overweights in U.S. inflation breakevens (overweight U.S. 10-year Treasury inflation-protected securities vs. U.S. 10-year Treasuries), and in Greek 10-year bonds vs. Italian 10-year bonds contributed positively to performance.

•  Active positions within commodities had a negligible impact on performance, as an underweight in copper and an overweight in oil contributed to performance, whereas an overweight in gold detracted.

•  Active currency positions (implemented via currency forwards and futures) negatively impacted performance. The main detractors from performance were overweights in defensive developed market currencies (euro, Japanese yen, British pound, Swiss franc) and in the Turkish lira, both held vs. the U.S. dollar.

Management Strategies

•  After peaking in the second quarter of 2021, the pace of the global economic recovery is likely to slow due to a number of factors, including the upcoming fiscal cliff, policy tightening in China, peaking monetary accommodation in early 2022, and the fact that COVID-19 is likely to turn into an endemic virus, leading to a more gradual and potentially incomplete reopening. Nonetheless, global growth will likely remain above trend until mid-2022, and we would expect to see some near-term acceleration in activity as the COVID-19 delta variant-induced pothole ends by the fourth quarter of 2022, with additional support from pent-up demand and excess savings.

•  At the asset class level, we are neutral global equities and bonds. We continue to focus most of our risk budget below the asset class level. We are overweight cheap travel and leisure plays (e.g., global hotels and cruise lines, European Union transportation infrastructure, U.S. airlines, and New York office real estate investment trusts) and extremely-cheap Value stocks (relative to very expensive Anti-Value and Low-Volatility stocks) as well as banks, and underweight expensive areas of

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

the market like electric vehicle and e-commerce stocks. We also hold some defensive assets as a hedge against peaking growth, such as an overweight in U.S. defensives vs. cyclicals, and an underweight in copper.

•  Fundamentals are supportive for global equities, but valuations are expensive in absolute terms. Global stocks are trading at 17.7x 12-month forward price-to-earnings (P/E), with high expectations for forward earnings leaving little room for further earnings per share (EPS) upgrades: consensus expects 8% EPS growth in 2022 versus our estimate of 5%. And while equities look cheap relative to even-more expensive bonds, further compression in the equity risk premium will more likely come from higher bond yields than re-rating in equity multiples. We expect the U.S. 10-year yield to rise to 1.7% by year end, as economic growth slows but stays above potential, underlying inflation continues to climb, and the Fed moves away from emergency settings for monetary policy.

•  We expect regional variations in policy and growth as activity in the U.S. and China downshifts on less accommodative policy, while the eurozone and the rest of emerging markets are likely to see activity accelerate as reopening picks up and monetary tightening winds down. We are underweight U.S. stocks vs. global equities ex-U.S. and emerging markets ex-China, as the catalysts that drove U.S. outperformance during the COVID-19 recession (i.e., a stronger U.S. dollar, defensive tech/internet vs. cyclical banks/commodities, growth vs. value) are likely to reverse. The U.S. dollar is still modestly expensive on real effective exchange rate (0.6 standard deviation), and we expect depreciation to persist over the next few years given easy monetary and fiscal policy (we also hold an underweight position in the U.S. dollar). In addition, high commodity prices may support emerging market earnings despite slower vaccine rollouts and traditionally goods-focused economies (we expect the recovery from here to be focused on services rather than goods). Valuations for equities outside the U.S. are compelling: non-U.S. developed market stocks are trading at a near-record discount to the U.S., and emerging markets ex-China are at the greatest discount since 2005 on forward earnings. We note that non-U.S. earnings tend to rebound faster in an economic recovery, and that forward U.S. EPS have already begun to underperform.

•  Value's outperformance has reversed since May 2021 on the spread of the COVID-19 delta variant and the rally in bonds. However, we believe that Value's outperformance will likely resume as growth accelerates in the near term. We remain overweight U.S. Value vs. Anti-Value, where we continue to see extreme valuations. U.S. Value stocks are trading at a 72% discount to Anti-Value stocks (vs. 52% historically), implying 73% upside.

•  Beneath transitory spikes in U.S. inflation caused by temporary factors such as supply bottlenecks and policy-induced constraints on labor supply, underlying inflation appears to be rising. The August 2021 headline consumer price index (CPI) came in at 5.3% year-over-year, with core CPI at 4.0%, both representing a deceleration from July 2021. But our measure of core underlying inflation — excluding COVID-impacted categories — is approaching target at 1.9%. We expect the broadening of inflation pressures from core goods and commodities to the rest of the economy, and forecast core personal consumption expenditures (PCE) of 2.9% at the end of 2021. While core PCE will likely moderate to 2.2% by the end of 2022, there is a risk that inflation remains elevated and above target through 2022 given the magnitude of current and future fiscal stimulus pushing the output gap into significantly positive territory and overheating the economy. We hold an overweight position in U.S. 10-year inflation breakevens, and an overweight position in gold.

•  We expect tapering to be announced at the Federal Open Market Committee's November 2021 meeting and to be complete by the middle of 2022, with the first rate hike by late 2022. We note the trajectory of U.S. monetary policy will heavily depend on the evolution of the economic recovery and how much of the damage to the supply side (both product markets and labor market) is permanent versus temporary, and thus how much of a structural impact it has on inflation trends.

•  China's recent policies represent a dramatic shift away from the growth-led policy that doubled

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

China's gross domestic product (GDP). Prioritizing "Common Prosperity" involves cutting production, enforcing strict leverage targets in the property sector at the expense of financial and economic stability, and reining in high-flying tech companies at the expense of efficient allocation of capital. At a certain point, the risks to growth may necessitate a larger-than-desired easing of monetary and fiscal policy. But in the near term, China policymakers' tolerance for pain has noticeably risen. While we don't believe that Evergrande is likely to be a Lehman-type scenario for China (its 1.96 trillion renminbi of total liabilities is roughly 1.1% of China's stock of domestic bank loans), Beijing's reluctance to explicitly ring-fence the issue elevates the risk that contagion will become more pronounced and more widespread. Preliminary data on property sales for the top 30 cities were down -33% year-over-year in September 2021. We are also starting to see some tightening in the commercial bill market for developers that have much healthier balance sheets than Evergrande. In our opinion, this is not a good entry point for Chinese equities and a 100 to 200 basis point Chinese GDP slowdown driven by residential construction contraction and infrastructure softness will likely put downward pressure on Chinese government bond yields and metals. We are overweight Chinese bonds and underweight copper.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Global Strategist Portfolio

Performance Compared to the MSCI All Country World Index(1), the Customized MSIM Global Allocation Index(2) and the Lipper Flexible Portfolio Funds Index(3)

	Period Ended September 30, 2021 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	18.10%	8.60%	8.48%	7.44%
Fund — Class A Shares w/o sales charges(6)	17.72	8.28	8.15	6.49
Fund — Class A Shares with maximum 5.25% sales charges(6)	11.55	7.11	7.57	6.25
Fund — Class L Shares w/o sales charges(7)	17.09	7.72	—	6.33
Fund — Class C Shares w/o sales charges(8)	16.79	7.41	—	5.11
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	15.79	7.41	—	5.11
Fund — Class IS Shares w/o sales charges(9)	18.07	8.65	—	6.59
MSCI All Country World Index	27.44	13.20	11.90	8.30
Customized MSIM Global Allocation Index	15.48	8.91	7.68	—
Lipper Flexible Portfolio Funds Index	21.83	10.34	9.48	7.34

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The MSCI All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Returns, including periods prior to January 1, 2001, are calculated using the return data of the MSCI All Country World Index (gross dividends) through December 31, 2000 and the return data of the MSCI All Country World Index (net dividends) after December 31, 2000. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Customized MSIM Global Allocation Index is a performance linked benchmark comprised of 60% MSCI All Country World Index and 40% Bloomberg Global Aggregate Index for periods after May 31, 2017. Prior to May 31, 2017, the Customized MSIM Global Allocation Index consisted of 60% MSCI All Country World Index (benchmark that measures the equity market performance of developed and emerging markets), 30% Bloomberg Global Aggregate Index (benchmark that provides a broadbased measure of the global investment grade fixed-rate debt markets), 5% S&P GSCI Light Energy Index (benchmark for investment performance in the energy commodity market) and 5% ICE BofA U.S. Dollar 1-Month LIBID Average Index (benchmark that tracks the performance of a basket of synthetic assets paying LIBID to a stated maturity). The Customized MSIM Global Allocation Index was added as the Fund benchmark on October 2, 2013 and is provided for comparative purposes only. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Flexible Portfolio Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Flexible Portfolio Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Flexible Portfolio Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on December 31, 1992.

(6)  Commenced offering on November 1, 1996.

(7)  Commenced offering on April 27, 2012.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on May 29, 2015.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments

Global Strategist Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (50.4%)
Agency Adjustable Rate Mortgage (0.0%) (a)
United States (0.0%) (a)
Federal Home Loan Mortgage Corporation Conventional Pool:, 12 Month USD LIBOR + 1.63%, 1.94%, 7/1/45	$19	$20
Agency Fixed Rate Mortgages (3.3%)
United States (3.3%)
Federal Home Loan Mortgage Corporation,
Conventional Pool:
4.50%, 1/1/49	61	66
Gold Pools:
3.50%, 1/1/44 - 6/1/45	617	673
4.50%, 1/1/49	22	24
6.50%, 5/1/32 - 7/1/32	25	28
7.50%, 5/1/35	2	3
Federal National Mortgage Association,
Conventional Pools:
3.00%, 7/1/49	328	342
3.50%, 3/1/47 - 1/1/51	1,717	1,819
4.00%, 4/1/45 - 9/1/45	619	683
4.50%, 3/1/41 - 11/1/44	119	132
5.00%, 1/1/41 - 3/1/41	295	330
6.00%, 1/1/38	3	3
6.50%, 12/1/29	8	9
7.50%, 8/1/37	5	5
December TBA:
2.00%, 12/1/51 (b)	1,900	1,897
2.50%, 12/1/51 (b)	5,700	5,852
November TBA:
3.00%, 11/1/51 (b)	5,150	5,382
Government National Mortgage Association,
Various Pools:
4.00%, 8/20/41 - 11/20/42	174	190
4.50%, 6/20/49	49	52
5.00%, 2/20/49 - 6/20/49	131	139
5.50%, 8/15/39	16	18
		17,647
Asset-Backed Securities (0.6%)
United States (0.6%)
FREED ABS Trust,
3.06%, 3/18/27 (c)	300	303
HGI CRE CLO 2021-FL2 Ltd.,
1 Month USD LIBOR + 1.00%, 1.10%, 9/19/26 (c)(d)	500	505
Invitation Homes Trust,
1 Month USD LIBOR + 1.30%, 1.38%, 7/17/37 (c)(d)	900	903
New Century Home Equity Loan Trust,
1 Month USD LIBOR + 1.35%, 1.44%, 3/25/33 (d)	206	207
	Face Amount (000)		Value (000)
NovaStar Mortgage Funding Trust,
1 Month USD LIBOR + 1.58%, 1.66%, 12/25/34 (d)		$200	$200
Renaissance Home Equity Loan Trust,
1 Month USD LIBOR + 0.76%, 0.85%, 12/25/32 (d)		214	211
SASCO Mortgage Loan Trust,
1 Month USD LIBOR + 2.18%, 2.26%, 5/25/34 (d)		201	202
SLM Student Loan Trust,
3 Month EURIBOR + 0.55%, 0.01%, 7/25/39 (d)	EUR	421	484
			3,015
Commercial Mortgage-Backed Securities (0.3%)
United Kingdom (0.0%) (a)
Taurus 2018-2 UK DAC,
3 Month GBP LIBOR + 1.10%, 1.17%, 5/22/28 (d)	GBP	147	199
United States (0.3%)
Ashford Hospitality Trust,
1 Month USD LIBOR + 1.85%, 1.93%, 6/15/35 (c)(d)		$250	250
COMM Mortgage Trust,
3.28%, 1/10/46		305	314
4.91%, 7/15/47 (c)(d)		152	154
Federal Home Loan Mortgage Corporation,
2.79%, 1/25/22		51	52
2.97%, 10/25/21		1	1
UBS-Barclays Commercial Mortgage Trust,
3.53%, 5/10/63		255	259
WFRBS Commercial Mortgage Trust,
4.15%, 10/15/57 (c)(d)		200	200
5.17%, 9/15/46 (c)(d)		375	364
			1,594
			1,793
Corporate Bonds (11.7%)
Australia (0.5%)
Australia & New Zealand Banking Group Ltd.,
2.57%, 11/25/35 (c)		600	583
Commonwealth Bank of Australia,
1.94%, 10/3/29	EUR	400	486
Macquarie Group Ltd.,
4.15%, 3/27/24 (c)		$225	236
NBN Co. Ltd.,
2.63%, 5/5/31 (c)		575	584
Transurban Finance Co. Pty Ltd.,
2.00%, 8/28/25	EUR	350	435
Westpac Banking Corp.,
2.67%, 11/15/35		$650	637
			2,961

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Belgium (0.1%)
Anheuser-Busch InBev SA N.V.,
2.75%, 3/17/36	EUR	350	$486
Canada (0.8%)
Enbridge, Inc.,
2.50%, 1/15/25		$600	625
Province of British Columbia Canada,
2.00%, 10/23/22		1,000	1,019
Province of Ontario Canada,
2.30%, 6/15/26		970	1,025
Province of Quebec Canada,
1.35%, 5/28/30		1,210	1,180
Royal Bank of Canada,
2.75%, 2/1/22		450	454
			4,303
China (0.1%)
Alibaba Group Holding Ltd.,
2.13%, 2/9/31		400	385
Baidu, Inc.,
2.88%, 7/6/22		200	203
			588
Colombia (0.2%)
Ecopetrol SA,
5.88%, 9/18/23		1,000	1,078
Denmark (0.0%) (a)
Danske Bank A/S,
5.00%, 1/12/23 (c)		200	202
France (0.6%)
Banque Federative du Credit Mutuel SA,
0.75%, 7/17/25	EUR	400	478
BNP Paribas SA,
1.13%, 6/11/26		485	585
1.25%, 7/13/31	GBP	200	251
BPCE SA,
5.15%, 7/21/24 (c)		$925	1,022
Orange SA,
5.00%, 10/1/26 (e)	EUR	250	345
TotalEnergies SE,
2.71%, 5/5/23 (e)		100	120
3.88%, 5/18/22 (e)		250	296
			3,097
Germany (0.7%)
Bayer US Finance II LLC,
3.88%, 12/15/23 (c)		$875	931
Daimler Finance North America LLC,
0.75%, 3/1/24 (c)		550	551
Deutsche Telekom International Finance BV,
3.60%, 1/19/27 (c)		800	880
Kreditanstalt fuer Wiederaufbau,
1.13%, 9/15/32	EUR	810	1,045
	Face Amount (000)		Value (000)
Volkswagen International Finance N.V.,
Series 10Y
1.88%, 3/30/27	EUR	500	$628
			4,035
Hong Kong (0.0%) (a)
CK Hutchison International 16 Ltd.,
1.88%, 10/3/21 (c)		$200	200
India (0.2%)
ONGC Videsh Vankorneft Pte Ltd.,
3.75%, 7/27/26		1,050	1,108
Ireland (0.1%)
Avolon Holdings Funding Ltd.,
2.88%, 2/15/25 (c)		325	334
Japan (0.1%)
NTT Finance Corp.,
1.59%, 4/3/28 (c)		800	792
Korea, Republic of (0.4%)
Korea Electric Power Corp.,
2.50%, 6/24/24 (c)		810	850
Korea Hydro & Nuclear Power Co., Ltd.,
3.75%, 7/25/23 (c)		510	540
Korea Southern Power Co. Ltd.,
0.75%, 1/27/26 (c)		730	712
			2,102
Luxembourg (0.2%)
Blackstone Property Partners Europe Holdings Sarl,
1.25%, 4/26/27	EUR	400	474
Logicor Financing Sarl,
1.50%, 7/13/26		300	365
			839
Netherlands (0.2%)
ASR Nederland N.V.,
5.00%, 9/30/24 (e)		425	556
Cooperatieve Rabobank UA,
3.95%, 11/9/22		$250	260
			816
Qatar (0.0%) (a)
Ooredoo International Finance Ltd.,
2.63%, 4/8/31 (c)		200	204
Saudi Arabia (0.1%)
Saudi Arabian Oil Co.,
3.50%, 4/16/29		690	744
Spain (0.4%)
Banco Santander SA,
3.13%, 1/19/27	EUR	400	525
5.18%, 11/19/25		$800	909
CaixaBank SA,
0.75%, 4/18/23	EUR	400	471
			1,905

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Sweden (0.1%)
Akelius Residential Property Financing BV,
1.13%, 1/11/29	EUR	400	$472
Switzerland (0.4%)
Credit Suisse Group AG,
2.19%, 6/5/26 (c)		$575	586
Syngenta Finance N.V.,
4.44%, 4/24/23 (c)		200	209
UBS Group Funding Switzerland AG,
3.49%, 5/23/23 (c)		1,150	1,172
			1,967
United Arab Emirates (0.2%)
ADCB Finance Cayman Ltd.,
4.00%, 3/29/23 (c)		200	210
Galaxy Pipeline Assets Bidco Ltd.,
2.63%, 3/31/36 (c)		650	641
			851
United Kingdom (1.1%)
BAT Capital Corp.,
3.56%, 8/15/27		675	728
BP Capital Markets PLC,
2.50%, 11/6/22		350	359
HSBC Holdings PLC,
2.26%, 11/13/26	GBP	300	414
2.63%, 11/7/25		$525	548
4.25%, 3/14/24		700	752
Lloyds Banking Group PLC,
1.75%, 9/7/28	EUR	330	395
2.25%, 10/16/24	GBP	400	557
Nationwide Building Society,
3.77%, 3/8/24 (c)		$300	313
4.36%, 8/1/24 (c)		200	213
Natwest Group PLC,
3.88%, 9/12/23		950	1,008
NGG Finance PLC,
5.63%, 6/18/73	GBP	350	523
Western Power Distribution West Midlands PLC,
5.75%, 4/16/32		200	363
			6,173
United States (5.2%)
7-Eleven, Inc.,
1.30%, 2/10/28 (c)		$550	529
Air Lease Corp.,
2.30%, 2/1/25		375	385
Altria Group, Inc.,
2.45%, 2/4/32		425	408
Amazon.com, Inc.,
2.70%, 6/3/60		250	235
American Tower Corp.,
2.40%, 3/15/25		250	260
	Face Amount (000)		Value (000)
AT&T, Inc.,
1.80%, 9/5/26	EUR	400	$498
2.90%, 12/4/26	GBP	350	503
Bank of America Corp.,
2.69%, 4/22/32		$600	611
MTN
4.00%, 1/22/25		1,050	1,141
Boeing Co. (The),
5.15%, 5/1/30		525	616
Burlington Northern Santa Fe LLC,
3.05%, 2/15/51		125	129
3.30%, 9/15/51		50	54
4.55%, 9/1/44		45	57
Capital One Financial Corp.,
3.30%, 10/30/24		425	456
Charter Communications Operating LLC/Charter Communications Operating Capital,
2.30%, 2/1/32		250	238
5.13%, 7/1/49		175	206
5.75%, 4/1/48		50	63
Chubb INA Holdings, Inc.,
0.88%, 6/15/27	EUR	400	480
Cigna Corp.,
2.38%, 3/15/31		$150	151
3.88%, 10/15/47		200	223
Citigroup, Inc.,
5.50%, 9/13/25		425	491
Comcast Corp.,
1.95%, 1/15/31		675	663
CVS Health Corp.,
3.75%, 4/1/30		500	556
Deere & Co.,
3.10%, 4/15/30		450	490
Diamondback Energy, Inc.,
2.88%, 12/1/24		800	840
Emerson Electric Co.,
1.25%, 10/15/25	EUR	450	548
Energy Transfer LP,
2.90%, 5/15/25		$775	813
Enterprise Products Operating LLC,
3.95%, 1/31/60		275	299
Ford Motor Credit Co. LLC,
3.09%, 1/9/23		300	305
Fox Corp.,
4.71%, 1/25/29		775	903
GE Capital International Funding Co., Unlimited Co.,
4.42%, 11/15/35		250	300
Georgia-Pacific LLC,
2.30%, 4/30/30 (c)		675	688
Global Payments, Inc.,
1.20%, 3/1/26		325	322

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
United States (cont'd)
Goldman Sachs Group, Inc. (The),
2.88%, 10/31/22		$500	$501
HCA, Inc.,
5.25%, 6/15/49		250	320
HSBC USA, Inc.,
3.50%, 6/23/24		100	107
JPMorgan Chase & Co.,
1.95%, 2/4/32		500	483
2.58%, 4/22/32		250	254
Level 3 Financing, Inc.,
3.40%, 3/1/27 (c)		550	580
Lowe's Cos., Inc.,
1.30%, 4/15/28		425	414
1.70%, 10/15/30		475	454
McDonald's Corp.,
MTN
3.38%, 5/26/25		350	377
Metropolitan Life Global Funding I,
2.95%, 4/9/30 (c)		575	615
NextEra Energy Capital Holdings, Inc.,
2.75%, 5/1/25 - 11/1/29		975	1,025
NIKE, Inc.,
2.85%, 3/27/30		350	377
NVIDIA Corp.,
2.85%, 4/1/30		900	965
Occidental Petroleum Corp.,
3.20%, 8/15/26		40	41
5.55%, 3/15/26		350	389
Oracle Corp.,
2.50%, 4/1/25		150	157
2.88%, 3/25/31		500	515
Pacific Gas and Electric Co.,
2.50%, 2/1/31		150	143
PepsiCo, Inc.,
2.63%, 4/28/26	EUR	400	520
Prologis Euro Finance LLC,
1.88%, 1/5/29		300	384
Synchrony Bank,
3.00%, 6/15/22		$875	889
Union Pacific Corp.,
3.95%, 9/10/28		240	272
Upjohn Finance BV,
1.91%, 6/23/32	EUR	550	676
Verizon Communications, Inc.,
1.13%, 11/3/28	GBP	300	389
2.99%, 10/30/56		$225	208
3.40%, 3/22/41		375	392
Vontier Corp.,
2.40%, 4/1/28 (c)		250	247
Walt Disney Co. (The),
2.65%, 1/13/31		450	470
	Face Amount (000)		Value (000)
Wells Fargo & Co.,
2.88%, 10/30/30		$675	$705
3.07%, 4/30/41		450	463
			27,793
			63,050
Mortgages — Other (0.5%)
Ireland (0.1%)
Glenbeigh 2 Issuer 2021-2 DAC,
3 Month EURIBOR + 0.75%, 1.00%, 6/24/50 (c)(d)	EUR	450	525
Netherlands (0.0%) (a)
E-MAC NL 2006-II BV,
3 Month EURIBOR + 0.13%, 0.67%, 1/25/39 (d)		189	214
United Kingdom (0.1%)
Great Hall Mortgages No. 1 PLC,
3 Month EURIBOR + 0.25%, 0.00%, 6/18/38 (d)		200	224
Landmark Mortgage Securities No. 3 PLC,
3 Month GBP LIBOR + 2.10%, 2.18%, 4/17/44 (d)	GBP	229	310
			534
United States (0.3%)
Banc of America Alternative Loan Trust,
6.36%, 10/25/36		$24	10
ChaseFlex Trust,
6.00%, 2/25/37		21	12
Federal Home Loan Mortgage Corporation,
3.00%, 9/25/45 - 5/25/47		356	360
3.50%, 5/25/45 - 7/25/46		128	131
4.00%, 5/25/45		8	8
GSR Mortgage Loan Trust,
5.75%, 1/25/37		9	8
Lehman Mortgage Trust,
6.50%, 9/25/37		17	9
Mello Mortgage Capital Acceptance,
2.50%, 8/25/51 (c)(d)		595	605
Seasoned Credit Risk Transfer Trust,
3.00%, 7/25/58 - 10/25/58		324	344
4.00%, 10/25/58		36	39
			1,526
			2,799
Sovereign (29.2%)
Australia (1.0%)
Australia Government Bond,
0.25%, 11/21/25	AUD	3,450	2,461
2.50%, 5/21/30		390	308
2.75%, 11/21/29		1,110	894
3.25%, 4/21/25		2,440	1,939
			5,602

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Austria (0.1%)
Republic of Austria Government Bond,
0.00%, 2/20/30 (c)	EUR	360	$419
Belgium (0.4%)
Kingdom of Belgium Government Bond,
0.90%, 6/22/29 (c)		170	213
1.70%, 6/22/50 (c)		480	669
1.90%, 6/22/38 (c)		760	1,077
			1,959
Brazil (2.4%)
Brazil Letras do Tesouro Nacional,
0.00%, 1/1/24	BRL	86,000	12,754
Canada (1.2%)
Canadian Government Bond,
1.25%, 6/1/30	CAD	2,300	1,793
2.25%, 6/1/29		5,410	4,564
			6,357
China (8.9%)
Agricultural Development Bank of China,
2.25%, 4/22/25	CNY	3,600	545
3.79%, 10/26/30		3,430	549
China Development Bank,
3.07%, 3/10/30		7,380	1,121
3.34%, 7/14/25		3,430	538
China Government Bond,
3.02%, 5/27/31		89,000	13,941
3.13%, 11/21/29		20,150	3,162
3.27%, 11/19/30		163,460	25,992
3.81%, 9/14/50		3,170	521
3.86%, 7/22/49		6,000	991
Export-Import Bank of China (The),
2.93%, 3/2/25		3,470	537
			47,897
Colombia (0.0%) (a)
Colombian TES Series B,
7.75%, 9/18/30	COP	618,000	166
Denmark (0.1%)
Denmark Government Bond,
0.50%, 11/15/27	DKK	3,000	489
Finland (0.1%)
Finland Government Bond,
1.13%, 4/15/34 (c)	EUR	370	479
France (1.9%)
Agence Francaise de Developpement EPIC,
1.50%, 10/31/34		500	652
Banque Federative du Credit Mutuel SA,
1.25%, 12/5/25	GBP	400	541
French Republic Government Bond OAT,
0.00%, 11/25/29	EUR	6,100	7,095
2.00%, 5/25/48 (c)		860	1,279
	Face Amount (000)		Value (000)
SNCF Reseau,
1.88%, 3/30/34	EUR	400	$538
			10,105
Germany (0.9%)
Bundesrepublik Deutschland Bundesanleihe,
0.00%, 5/15/36		110	126
0.25%, 2/15/29		1,740	2,114
4.25%, 7/4/39		390	791
State of North Rhine-Westphalia Germany,
1.65%, 2/22/38		1,320	1,807
			4,838
Greece (2.5%)
Hellenic Republic Government Bond,
0.75%, 6/18/31 (c)		11,938	13,705
Hong Kong (0.1%)
Hong Kong Government International Bond,
2.50%, 5/28/24 (c)		$250	263
Hungary (0.0%) (a)
Hungary Government Bond,
3.00%, 8/21/30	HUF	24,000	77
Indonesia (0.3%)
Indonesia Government International Bond,
1.75%, 4/24/25	EUR	540	656
Indonesia Treasury Bond,
6.50%, 2/15/31	IDR	4,104,000	290
8.25%, 5/15/29		1,408,000	111
8.38%, 3/15/34		3,572,000	283
			1,340
Ireland (0.1%)
Ireland Government Bond,
0.20%, 10/18/30	EUR	410	480
Italy (1.0%)
Italy Buoni Poliennali Del Tesoro,
1.40%, 5/26/25 (c)		303	384
1.65%, 12/1/30 (c)		180	225
1.85%, 7/1/25 (c)		1,960	2,433
2.45%, 9/1/50 (c)		1,250	1,662
Republic of Italy Government International Bond,
0.88%, 5/6/24		$745	744
			5,448
Japan (4.8%)
Japan Government Five Year Bond,
0.10%, 6/20/24	JPY	605,000	5,468
Japan Government Ten Year Bond,
0.10%, 6/20/26 - 6/20/29		1,046,000	9,486
Japan Government Thirty Year Bond,
0.30%, 6/20/46		207,000	1,751
0.40%, 9/20/49		131,000	1,105
1.70%, 6/20/33		380,000	4,033
2.00%, 9/20/40		359,000	4,155
			25,998

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Face Amount (000)		Value (000)
Korea, Republic of (0.4%)
Export-Import Bank of Korea,
0.63%, 2/9/26		$640	$625
2.38%, 6/25/24		510	536
Korea Development Bank (The),
0.80%, 7/19/26		590	579
Korea International Bond,
2.00%, 6/19/24		350	364
			2,104
Malaysia (0.3%)
Malaysia Government Bond,
3.89%, 8/15/29	MYR	2,330	576
Petronas Capital Ltd.,
3.50%, 3/18/25 (c)		$875	938
			1,514
Mexico (0.3%)
Mexican Bonos,
Series M
7.50%, 6/3/27	MXN	6,000	296
7.75%, 5/29/31		5,000	248
8.50%, 5/31/29		5,900	306
Mexico Government International Bond,
4.50%, 4/22/29		$530	596
Petroleos Mexicanos,
6.95%, 1/28/60		135	118
			1,564
Netherlands (0.3%)
Nederlandse Waterschapsbank N.V.,
1.00%, 5/28/30 (c)	EUR	376	357
Netherlands Government Bond,
0.00%, 7/15/30 (c)		970	1,139
2.75%, 1/15/47 (c)		90	168
			1,664
Nigeria (0.0%) (a)
Africa Finance Corp.,
4.38%, 4/17/26 (c)		$200	220
Norway (0.0%) (a)
Norway Government Bond,
1.38%, 8/19/30 (c)	NOK	1,080	122
Poland (0.1%)
Republic of Poland Government Bond,
0.25%, 10/25/26	PLN	1,300	307
Portugal (0.1%)
Portugal Obrigacoes do Tesouro OT,
0.70%, 10/15/27 (c)	EUR	540	660
Russia (0.1%)
Russian Federal Bond — OFZ,
7.95%, 10/7/26	RUB	29,000	412
Spain (0.5%)
Spain Government Bond,
1.25%, 10/31/30 (c)	EUR	1,620	2,034
	Face Amount (000)		Value (000)
2.70%, 10/31/48 (c)	EUR	410	$633
3.45%, 7/30/66 (c)		120	214
			2,881
Sweden (0.1%)
Sweden Government Bond,
0.75%, 5/12/28	SEK	2,430	288
1.00%, 11/12/26		1,440	173
			461
United Kingdom (1.2%)
United Kingdom Gilt,
0.38%, 10/22/30	GBP	1,070	1,368
0.63%, 10/22/50		680	750
1.63%, 10/22/28		1,160	1,656
3.50%, 1/22/45		840	1,606
4.25%, 9/7/39		660	1,306
			6,686
			156,971
Supranational (1.2%)
Asian Development Bank,
2.13%, 5/19/31	NZD	300	200
European Investment Bank,
0.20%, 7/15/24	EUR	970	1,147
Series EARN
0.00%, 1/14/31		925	1,072
International Bank for Reconstruction & Development,
SOFR + 0.43%, 0.48%, 8/19/27 (d)	AUD	1,630	1,639
2.20%, 2/27/24		3,040	2,295
			6,353
U.S. Treasury Securities (3.6%)
United States (3.6%)
U.S. Treasury Bonds,
1.13%, 5/15/40		$4,920	4,254
1.25%, 5/15/50		2,440	1,997
1.88%, 7/31/22		4,770	4,841
2.13%, 5/15/25		970	1,020
2.50%, 2/15/45		1,700	1,836
2.75%, 8/15/47		3,240	3,679
U.S. Treasury Notes,
1.88%, 6/30/26		1,950	2,035
			19,662
Total Fixed Income Securities (Cost $270,240)			271,310
	Shares
Common Stocks (39.3%)
Australia (1.1%)
Afterpay Ltd. (f)		1,102	96
AGL Energy Ltd.		3,496	15
Ampol Ltd.		1,165	23
APA Group		5,934	37
Aristocrat Leisure Ltd.		2,893	96
ASX Ltd.		931	54

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Australia (cont'd)
Aurizon Holdings Ltd.	9,362	$25
AusNet Services Ltd.	9,712	18
Australia & New Zealand Banking Group Ltd.	14,311	287
BHP Group Ltd.	14,871	397
BlueScope Steel Ltd.	2,569	37
Brambles Ltd.	7,286	56
Cochlear Ltd.	320	50
Coles Group Ltd.	6,685	81
Commonwealth Bank of Australia	9,125	677
Computershare Ltd.	2,736	35
Crown Resorts Ltd. (f)	1,935	13
CSL Ltd.	2,296	480
Dexus REIT	5,486	42
Domino's Pizza Enterprises Ltd.	301	35
Endeavour Group Ltd.	6,599	33
Evolution Mining Ltd.	9,058	23
Fortescue Metals Group Ltd.	8,520	91
Goodman Group REIT	8,381	129
GPT Group (The) REIT	9,773	35
Insurance Australia Group Ltd.	12,511	44
James Hardie Industries PLC CDI	2,210	78
Lendlease Corp Ltd. REIT	3,528	27
Macquarie Group Ltd.	1,699	220
Magellan Financial Group Ltd.	768	19
Medibank Pvt Ltd.	13,673	35
Mirvac Group REIT	19,926	42
National Australia Bank Ltd.	16,626	328
Newcrest Mining Ltd.	4,060	67
Northern Star Resources Ltd.	5,483	34
Oil Search Ltd.	9,960	31
OneMarket Ltd. (f)	390	—
Orica Ltd.	2,055	20
Origin Energy Ltd.	8,869	30
Qantas Airways Ltd. (f)	4,787	19
QBE Insurance Group Ltd.	7,491	62
Ramsay Health Care Ltd.	889	44
REA Group Ltd.	271	31
Reece Ltd.	1,401	19
Rio Tinto Ltd.	1,841	131
Santos Ltd.	9,443	48
Scentre Group REIT	26,128	56
Seek Ltd.	1,610	35
Sonic Healthcare Ltd.	2,297	66
South32 Ltd.	24,300	60
Stockland REIT	11,930	38
Suncorp Group Ltd.	6,414	57
Sydney Airport (f)	6,614	39
Tabcorp Holdings Ltd.	11,221	39
Telstra Corp., Ltd.	20,863	59
Transurban Group	13,801	139
Treasury Wine Estates Ltd.	3,501	31
Vicinity Centres REIT	19,529	23
	Shares	Value (000)
Washington H Soul Pattinson & Co. Ltd.	567	$16
Wesfarmers Ltd.	5,678	226
Westpac Banking Corp.	18,544	343
WiseTech Global Ltd.	747	28
Woodside Petroleum Ltd.	5,016	86
Woolworths Group Ltd.	6,310	177
Xero Ltd. (f)	681	67
		5,779
Austria (0.0%) (a)
Erste Group Bank AG	1,406	62
OMV AG	739	45
Raiffeisen Bank International AG	745	19
Verbund AG	334	34
voestalpine AG	576	21
		181
Belgium (0.1%)
Ageas SA N.V.	882	44
Anheuser-Busch InBev SA N.V.	3,818	217
Argenx SE (f) (Euronext)	63	19
Argenx SE (f) (NYSE)	167	50
Elia Group SA	155	18
Etablissements Franz Colruyt N.V.	274	14
Groupe Bruxelles Lambert SA	563	62
KBC Group N.V.	1,257	113
Proximus SADP	764	15
Sofina SA	77	31
Solvay SA	371	46
UCB SA	633	71
Umicore SA	995	59
		759
Canada (1.7%)
Agnico Eagle Mines Ltd.	1,237	64
Air Canada (f)	768	14
Algonquin Power & Utilities Corp.	2,996	44
Alimentation Couche-Tard, Inc., Class B	4,258	163
AltaGas Ltd.	1,409	28
Atco Ltd., Class I	356	11
B2Gold Corp.	5,126	18
Ballard Power Systems, Inc. (f)	1,213	17
Bank of Montreal	3,229	322
Bank of Nova Scotia (The)	6,078	374
Barrick Gold Corp. (LSE)	7,033	127
Barrick Gold Corp. (NYSE)	1,893	34
Bausch Health Cos., Inc. (f)	1,516	42
BCE, Inc.	339	17
Blackberry Ltd. (f)	2,603	25
Brookfield Asset Management, Inc., Class A	6,409	343
Brookfield Renewable Corp., Class A	605	24
CAE, Inc. (f)	1,424	43
Cameco Corp.	1,956	43
Canadian Apartment Properties REIT	394	18
Canadian Imperial Bank of Commerce	2,197	245

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Canada (cont'd)
Canadian National Railway Co.	3,626	$420
Canadian Natural Resources Ltd.	5,931	217
Canadian Pacific Railway Ltd.	3,321	217
Canadian Tire Corp., Ltd., Class A	269	38
Canadian Utilities Ltd., Class A	607	16
Canopy Growth Corp. (f)	1,159	16
CCL Industries, Inc., Class B	706	37
Cenovus Energy, Inc.	6,541	66
CGI, Inc. (f)	1,153	98
Constellation Software, Inc.	94	154
Dollarama, Inc.	1,480	64
Emera, Inc.	1,278	58
Empire Co., Ltd., Class A	792	24
Enbridge, Inc.	10,185	406
Fairfax Financial Holdings Ltd.	127	51
First Quantum Minerals Ltd.	2,948	55
FirstService Corp.	185	33
Fortis, Inc.	2,286	101
Franco-Nevada Corp.	894	116
George Weston Ltd.	357	39
GFL Environmental, Inc.	736	27
Gildan Activewear, Inc.	929	34
Great-West Lifeco, Inc.	1,404	43
Hydro One Ltd.	1,639	39
IA Financial Corp., Inc.	501	28
IGM Financial, Inc.	391	14
Imperial Oil Ltd.	1,303	41
Intact Financial Corp.	742	98
Inter Pipeline Ltd.	1,909	30
Ivanhoe Mines Ltd., Class A (f)	3,028	19
Keyera Corp.	1,135	29
Kinross Gold Corp.	6,277	34
Kirkland Lake Gold Ltd.	1,382	58
Lightspeed Commerce, Inc. (f)	451	44
Loblaw Cos., Ltd.	813	56
Lundin Mining Corp.	3,403	24
Magna International, Inc.	1,437	108
Manulife Financial Corp.	9,687	186
Metro, Inc.	1,262	62
National Bank of Canada	1,677	129
Northland Power, Inc.	1,043	33
Nutrien Ltd.	2,866	186
Onex Corp.	359	25
Open Text Corp.	1,377	67
Pan American Silver Corp.	985	23
Parkland Corp.	704	20
Pembina Pipeline Corp.	2,675	85
Power Corp. of Canada	2,824	93
Quebecor, Inc., Class B	797	19
Restaurant Brands International, Inc.	1,386	85
RioCan Real Estate Investment Trust	721	12
	Shares	Value (000)
Ritchie Bros Auctioneers, Inc.	515	$32
Rogers Communications, Inc., Class B	1,760	82
Royal Bank of Canada	7,169	713
Saputo, Inc.	1,255	32
Shaw Communications, Inc., Class B	2,255	66
Shopify, Inc., Class A (f)	526	714
Sun Life Financial, Inc.	2,840	146
Suncor Energy, Inc.	7,742	161
TC Energy Corp.	4,702	226
Teck Resources Ltd., Class B	2,303	57
TELUS Corp.	2,104	46
Thomson Reuters Corp.	815	90
TMX Group Ltd.	264	28
Toromont Industries Ltd.	386	32
Toronto-Dominion Bank (The)	9,104	603
West Fraser Timber Co., Ltd.	396	33
Wheaton Precious Metals Corp.	2,205	83
WSP Global, Inc.	533	64
Yamana Gold, Inc.	4,698	19
		9,220
China (0.6%)
Alibaba Group Holding Ltd. (f)(g)	50,900	942
Baidu, Inc., Class A (f)(g)	6,300	121
Brilliance China Automotive Holdings Ltd. (f)(g)	6,621	3
BYD Co., Ltd. H Shares (g)	3,590	112
China Common Rich Renewable Energy Investments Ltd. (f)	42,000	—
Dongfeng Motor Group Co., Ltd. H Shares (g)	11,090	10
Geely Automobile Holdings Ltd. (g)	25,849	74
Great Wall Motor Co., Ltd. H Shares (g)	14,297	53
Guangzhou Automobile Group Co., Ltd. H Shares (g)	11,904	10
Kuaishou Technology (f)(g)	8,300	88
Meituan, Class B (f)(g)	14,500	463
Tencent Holdings Ltd. (g)	21,900	1,307
Yadea Group Holdings Ltd. (g)	3,537	6
		3,189
Denmark (0.4%)
Ambu A/S Series B	830	25
AP Moller — Maersk A/S Series A	16	41
AP Moller — Maersk A/S Series B	29	78
Carlsberg A/S Series B	501	82
Chr Hansen Holding A/S	516	42
Coloplast A/S Series B	575	90
Danske Bank A/S	3,415	58
Demant A/S (f)	518	26
DSV Panalpina A/S	975	233
Genmab A/S (f)	319	139
GN Store Nord AS	615	43
Novo Nordisk A/S Series B	8,241	794
Novozymes A/S Series B	1,012	69
Orsted A/S	922	122
Pandora A/S	494	60

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Denmark (cont'd)
ROCKWOOL International A/S, Class B	41	$18
Tryg A/S	1,758	40
Vestas Wind Systems A/S	4,991	200
		2,160
Finland (0.2%)
Elisa Oyj	710	44
Fortum Oyj	2,219	67
Kesko Oyj, Class B	1,364	47
Kone Oyj, Class B	1,694	119
Neste Oyj	2,106	119
Nokia Oyj (f)	26,887	148
Orion Oyj, Class B	533	21
Sampo Oyj, Class A	2,497	123
Stora Enso Oyj, Class R	2,925	49
UPM-Kymmene Oyj	2,684	95
Wartsila Oyj Abp	2,394	29
		861
France (3.1%)
Accor SA (f)	9,838	351
Aeroports de Paris (f)	3,692	470
Air Liquide SA	2,359	378
Airbus SE (f)	2,964	393
Alstom SA	1,384	52
Amundi SA	305	26
ArcelorMittal SA	3,583	110
Arkema SA	306	40
Atos SE	503	27
AXA SA	9,774	271
BioMerieux	206	23
BNP Paribas SA	5,718	366
Bollore SA	4,421	26
Bouygues SA	1,143	47
Bureau Veritas SA	1,470	45
Capgemini SE	801	166
Carrefour SA	3,065	55
Cie de Saint-Gobain	2,527	170
Cie Generale des Etablissements Michelin SCA	846	130
CNP Assurances	868	14
Covivio REIT	263	22
Credit Agricole SA	5,940	82
Danone SA	3,263	222
Dassault Aviation SA	130	15
Dassault Systemes SE	3,285	173
Edenred	1,235	66
Eiffage SA	15,979	1,615
Electricite de France SA	2,330	29
Engie SA	9,168	120
EssilorLuxottica SA	1,425	272
Eurazeo SE	198	19
Eurofins Scientific SE	659	84
Faurecia SE	748	35
	Shares	Value (000)
Gecina SA REIT	231	$31
Getlink SE	2,201	34
Hermes International	158	218
Iliad SA	74	16
Ipsen SA	189	18
Kering SA	380	270
Klepierre SA REIT	1,049	23
L'Oreal SA	1,264	523
La Francaise des Jeux SAEM	479	25
Legrand SA	1,337	143
LVMH Moet Hennessy Louis Vuitton SE	1,391	996
Orange SA	9,999	108
Orpea SA	260	30
Pernod Ricard SA	1,053	232
Publicis Groupe SA	1,115	75
Remy Cointreau SA	115	22
Renault SA (f)	975	35
Safran SA	1,731	219
Sanofi	5,639	543
Sartorius Stedim Biotech	136	76
Schneider Electric SE	2,672	445
SCOR SE	795	23
SEB SA	139	20
Societe Generale SA	4,134	129
Sodexo SA (f)	450	39
STMicroelectronics N.V.	3,417	149
Suez SA	1,724	39
Teleperformance	293	115
Thales SA	539	52
TotalEnergies SE	12,561	600
Ubisoft Entertainment SA (f)	463	28
Unibail-Rodamco-Westfield REIT (f)	633	47
Valeo SA	1,145	32
Veolia Environnement SA	2,701	83
Vinci SA	47,474	4,938
Vivendi SE	3,535	45
Wendel SE	135	19
Worldline SA (f)	1,205	92
		16,446
Germany (1.6%)
Adidas AG	954	300
Allianz SE (Registered)	2,080	466
Aroundtown SA	5,034	35
BASF SE	4,610	350
Bayer AG (Registered)	4,936	268
Bayerische Motoren Werke AG	3,115	296
Bayerische Motoren Werke AG (Preference)	537	41
Bechtle AG	400	27
Beiersdorf AG	505	55
Brenntag SE	768	71
Carl Zeiss Meditec AG	199	38

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Germany (cont'd)
Commerzbank AG (f)	5,053	$33
Continental AG (f)	560	61
Covestro AG	966	66
Daimler AG (Registered)	8,076	713
Delivery Hero SE (f)	785	100
Deutsche Bank AG (Registered) (f)	10,487	133
Deutsche Boerse AG	946	154
Deutsche Lufthansa AG (Registered) (f)	1,514	10
Deutsche Post AG (Registered)	4,907	308
Deutsche Telekom AG (Registered)	16,626	333
Deutsche Wohnen SE	1,706	104
E.ON SE	11,169	136
Evonik Industries AG	1,048	33
Fraport AG Frankfurt Airport Services Worldwide (f)	5,987	415
Fresenius Medical Care AG & Co., KGaA	1,025	72
Fresenius SE & Co., KGaA	2,089	100
Fuchs Petrolub SE (Preference)	351	16
GEA Group AG	764	35
Hannover Rueck SE (Registered)	301	52
HeidelbergCement AG	742	55
HelloFresh SE (f)	812	75
Henkel AG & Co., KGaA	531	46
Henkel AG & Co., KGaA (Preference)	910	84
Infineon Technologies AG	6,578	269
KION Group AG	360	33
Knorr-Bremse AG	364	39
Lanxess AG	418	28
LEG Immobilien SE	363	51
Merck KGaA	639	138
MTU Aero Engines AG	268	60
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	698	190
Nemetschek SE	283	30
Porsche Automobil Holding SE (Preference)	1,448	143
Puma SE (Euronext N.V.)	261	29
Puma SE (FSE)	264	29
QIAGEN N.V. (f)	1,139	59
Rational AG	25	24
RWE AG	3,203	113
SAP SE	5,189	702
Sartorius AG (Preference)	130	83
Scout24 AG	445	31
Siemens AG (Registered)	3,796	621
Siemens Energy AG (f)	2,019	54
Siemens Healthineers AG	1,337	87
Symrise AG	641	84
TeamViewer AG (f)	798	23
Telefonica Deutschland Holding AG	5,142	15
Uniper SE	452	19
United Internet AG (Registered)	487	19
	Shares	Value (000)
Vitesco Technologies Group AG (f)	112	$7
Volkswagen AG	306	94
Volkswagen AG (Preference)	1,747	389
Vonovia SE	2,679	161
Zalando SE (f)	1,090	99
		8,804
Hong Kong (0.5%)
AIA Group Ltd.	56,120	646
Bank of East Asia Ltd. (The)	6,357	10
BOC Hong Kong Holdings Ltd.	18,030	54
Budweiser Brewing Co., APAC Ltd.	8,452	21
Chow Tai Fook Jewellery Group Ltd.	9,500	18
CK Asset Holdings Ltd.	9,441	54
CK Hutchison Holdings Ltd.	12,872	86
CK Infrastructure Holdings Ltd.	3,321	19
CLP Holdings Ltd.	8,109	78
ESR Cayman Ltd. (f)	9,350	28
Futu Holdings Ltd. ADR (f)	200	18
Galaxy Entertainment Group Ltd. (f)	11,114	57
Hang Lung Properties Ltd.	10,212	23
Hang Seng Bank Ltd.	3,726	64
Henderson Land Development Co., Ltd.	7,293	28
HK Electric Investments & HK Electric Investments Ltd.	12,915	13
HKT Trust & HKT Ltd.	17,892	24
Hong Kong & China Gas Co., Ltd.	53,709	81
Hong Kong Exchanges & Clearing Ltd.	5,926	364
Hongkong Land Holdings Ltd.	5,624	27
Jardine Matheson Holdings Ltd.	1,070	57
Link REIT	9,973	85
Melco Resorts & Entertainment Ltd. ADR (f)	1,066	11
MTR Corp., Ltd.	7,623	41
NetEase, Inc.	8,100	137
New World Development Co. Ltd.	7,555	31
Power Assets Holdings Ltd.	6,924	41
Sands China Ltd. (f)	12,125	25
Sino Land Co., Ltd.	16,719	22
SJM Holdings Ltd. (f)	9,823	7
Sun Hung Kai Properties Ltd.	6,498	81
Swire Pacific Ltd., Class A	2,425	14
Swire Properties Ltd.	5,445	14
Techtronic Industries Co., Ltd.	6,768	134
WH Group Ltd.	44,272	32
Wharf Real Estate Investment Co., Ltd.	8,295	43
Wynn Macau Ltd. (f)	7,448	6
Xinyi Glass Holdings Ltd.	9,001	27
		2,521
Ireland (0.1%)
CRH PLC	3,928	185
Flutter Entertainment PLC (f)	839	167
Kerry Group PLC, Class A	795	107

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Ireland (cont'd)
Kingspan Group PLC	765	$76
Smurfit Kappa Group PLC	1,219	64
		599
Israel (0.1%)
Azrieli Group Ltd.	206	18
Bank Hapoalim BM	5,508	48
Bank Leumi Le-Israel BM	7,048	60
Check Point Software Technologies Ltd. (f)	545	61
CyberArk Software Ltd. (f)	188	30
Elbit Systems Ltd.	129	19
ICL Group Ltd.	3,417	25
Israel Discount Bank Ltd., Class A (f)	5,647	30
Mizrahi Tefahot Bank Ltd.	680	23
Nice Ltd. (f)	304	86
Teva Pharmaceutical Industries Ltd. ADR (f)	5,325	52
Wix.com Ltd. (f)	270	53
		505
Italy (0.7%)
Amplifon SpA	623	30
Assicurazioni Generali SpA	5,563	118
Atlantia SpA (f)	83,985	1,585
CNH Industrial N.V.	5,161	87
Davide Campari-Milano N.V.	2,619	37
DiaSorin SpA	126	26
Enel SpA	40,979	314
Eni SpA	12,671	169
EXOR N.V.	546	46
Ferrari N.V.	1,179	246
FinecoBank Banca Fineco SpA (f)	3,093	56
Infrastrutture Wireless Italiane SpA	1,668	19
Intesa Sanpaolo SpA	83,777	237
Mediobanca Banca di Credito Finanziario SpA (f)	3,135	38
Moncler SpA	966	59
Nexi SpA (f)	2,225	41
Poste Italiane SpA	2,659	36
Prysmian SpA	1,269	44
Recordati Industria Chimica e Farmaceutica SpA	524	30
Snam SpA	10,158	56
Stellantis N.V.	19,221	366
Telecom Italia SpA (Milano)	80,921	32
Tenaris SA	2,364	25
Terna SpA	7,046	50
UniCredit SpA	10,859	144
		3,891
Japan (0.2%)
Honda Motor Co., Ltd.	7,077	218
Isuzu Motors Ltd.	2,365	31
Mazda Motor Corp. (f)	2,396	21
Nissan Motor Co., Ltd. (f)	10,108	50
Subaru Corp.	2,662	49
	Shares	Value (000)
Suzuki Motor Corp.	1,639	$73
Toyota Motor Corp.	46,140	822
Yamaha Motor Co., Ltd.	1,248	35
		1,299
Netherlands (0.8%)
ABN Amro Bank N.V. CVA (f)	2,111	31
Adyen N.V. (f)	98	274
Aegon N.V.	9,058	47
Akzo Nobel N.V.	955	104
ASM International N.V.	233	91
ASML Holding N.V.	2,084	1,557
Basic-Fit N.V. (f)	3,193	146
Coca-Cola Europacific Partners PLC	996	55
Heineken Holding N.V.	576	50
Heineken N.V.	1,297	135
ING Groep N.V.	19,556	284
InPost SA (f)	998	17
JDE Peet's N.V.	374	11
Just Eat Takeaway.com N.V (f)	874	64
Koninklijke Ahold Delhaize N.V.	5,165	172
Koninklijke DSM N.V.	860	172
Koninklijke KPN N.V.	16,788	53
Koninklijke Philips N.V.	4,556	202
Koninklijke Vopak N.V.	346	14
NN Group N.V.	1,406	74
Prosus N.V.	2,500	200
Randstad N.V.	595	40
Universal Music Group (f)	3,535	95
Wolters Kluwer N.V.	1,327	141
		4,029
New Zealand (0.0%) (a)
a2 Milk Co. Ltd. (The) (f)	4,322	19
Auckland International Airport Ltd. (f)	6,946	37
Fisher & Paykel Healthcare Corp., Ltd.	3,008	66
Mercury NZ Ltd.	3,746	17
Meridian Energy Ltd.	7,121	24
Ryman Healthcare Ltd.	2,350	24
Spark New Zealand Ltd.	10,176	34
		221
Norway (0.1%)
Adevinta ASA (f)	1,362	23
DNB Bank ASA	4,651	106
Equinor ASA	4,852	123
Gjensidige Forsikring ASA	998	22
Mowi ASA	2,193	56
Norsk Hydro ASA	6,641	49
Orkla ASA	3,729	34
Schibsted ASA, Class A	363	17
Schibsted ASA, Class B	487	21
Telenor ASA	3,484	59
Yara International ASA	883	44
		554

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Portugal (0.0%) (a)
EDP — Energias de Portugal SA	13,944	$73
EDP Renovaveis SA	1,437	36
Galp Energia SGPS SA	2,482	28
Jeronimo Martins SGPS SA	1,253	25
		162
Singapore (0.2%)
Ascendas REIT	16,600	37
CapitaLand Integrated Commercial Trust REIT	25,802	38
Capitaland Investment Ltd. (f)	14,000	35
City Developments Ltd.	2,200	11
DBS Group Holdings Ltd.	9,400	208
Genting Singapore Ltd.	31,500	17
Keppel Corp., Ltd.	7,600	29
Mapletree Commercial Trust REIT	11,300	17
Mapletree Logistics Trust REIT	15,600	23
Oversea-Chinese Banking Corp., Ltd.	17,500	147
Sea Ltd. ADR (f)	100	32
Singapore Airlines Ltd. (f)	7,000	26
Singapore Exchange Ltd.	4,200	31
Singapore Technologies Engineering Ltd.	8,300	23
Singapore Telecommunications Ltd.	43,200	78
United Overseas Bank Ltd.	6,100	115
UOL Group Ltd.	2,500	13
Venture Corp. Ltd.	1,500	20
Wilmar International Ltd.	10,100	31
		931
South Africa (0.0%) (a)
Anglo American PLC	6,365	223
Spain (0.9%)
ACS Actividades de Construccion y Servicios SA	1,221	33
Aena SME SA (f)	7,879	1,359
Amadeus IT Group SA (f)	2,306	152
Banco Bilbao Vizcaya Argentaria SA	33,958	224
Banco Santander SA	87,722	318
CaixaBank SA	22,468	70
Cellnex Telecom SA	2,520	155
Enagas SA	1,248	28
Endesa SA	1,615	33
Ferrovial SA	44,288	1,293
Grifols SA	1,498	37
Iberdrola SA	29,691	299
Industria de Diseno Textil SA	5,500	202
Melia Hotels International SA (f)	8,529	63
Naturgy Energy Group SA	1,451	36
Red Electrica Corp., SA	2,187	44
Repsol SA	7,449	97
Siemens Gamesa Renewable Energy SA (f)	1,195	30
Telefonica SA	26,289	123
Telepizza Group SA (f)	156	1
		4,597
	Shares	Value (000)
Sweden (0.6%)
Alfa Laval AB	1,536	$57
Assa Abloy AB, Class B	4,927	143
Atlas Copco AB, Class A	3,293	199
Atlas Copco AB, Class B	1,908	97
Boliden AB	1,343	43
Electrolux AB, Class B	1,118	26
Embracer Group AB (f)	2,512	24
Epiroc AB, Class A	3,309	69
Epiroc AB, Class B	1,957	35
EQT AB	1,152	48
Essity AB, Class B	2,975	92
Evolution AB	826	125
Fastighets AB Balder, Class B (f)	520	31
Hennes & Mauritz AB, Class B (f)	3,535	72
Hexagon AB, Class B	9,551	148
Husqvarna AB, Class B	2,054	24
ICA Gruppen AB	505	23
Industrivarden AB, Class A	533	17
Industrivarden AB, Class C	794	24
Investment AB Latour, Class B	731	23
Investor AB, Class B	8,852	190
Kinnevik AB, Class B (f)	1,183	42
L E Lundbergforetagen AB, Class B	378	21
Lundin Energy AB	975	36
Nibe Industrier AB, Class B	6,966	87
Nordea Bank Abp	15,978	206
Sandvik AB	5,564	127
Securitas AB, Class B	1,560	25
Sinch AB (f)	2,477	48
Skandinaviska Enskilda Banken AB, Class A	7,993	113
Skanska AB, Class B	1,667	42
SKF AB, Class B	1,881	44
Svenska Cellulosa AB SCA, Class B	2,985	46
Svenska Handelsbanken AB, Class A	7,223	81
Swedbank AB, Class A	4,437	89
Swedish Match AB	7,914	69
Tele2 AB, Class B	2,417	36
Telefonaktiebolaget LM Ericsson, Class B	14,328	162
Telia Co., AB	12,968	53
Volvo AB, Class A	999	23
Volvo AB, Class B	7,030	157
		3,017
Switzerland (1.4%)
ABB Ltd. (Registered)	8,394	281
Adecco Group AG (Registered)	761	38
Alcon, Inc.	2,417	196
Baloise Holding AG (Registered)	225	34
Banque Cantonale Vaudoise (Registered)	151	11
Barry Callebaut AG (Registered)	18	41
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	118
Chocoladefabriken Lindt & Sprungli AG	5	56

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
Switzerland (cont'd)
Cie Financiere Richemont SA (Registered)	2,553	$265
Clariant AG (Registered)	1,075	20
Credit Suisse Group AG (Registered)	11,945	118
EMS-Chemie Holding AG (Registered)	34	32
Geberit AG (Registered)	180	132
Givaudan SA (Registered)	45	205
Holcim Ltd. (Registered)	2,550	123
Julius Baer Group Ltd.	1,086	72
Kuehne & Nagel International AG (Registered)	250	85
Logitech International SA (Registered)	831	74
Lonza Group AG (Registered)	357	268
Nestle SA (Registered)	13,841	1,668
Novartis AG (Registered)	10,750	882
Partners Group Holding AG	109	170
Roche Holding AG	156	64
Roche Holding AG (Genusschein)	3,393	1,238
Schindler Holding AG	197	53
Schindler Holding AG (Registered)	97	25
SGS SA (Registered)	29	84
Sika AG (Registered)	686	217
Sonova Holding AG (Registered)	267	101
Straumann Holding AG (Registered)	50	90
Swatch Group AG (The)	141	37
Swatch Group AG (The) (Registered)	261	13
Swiss Life Holding AG (Registered)	158	80
Swiss Prime Site AG (Registered)	371	36
Swiss Re AG	1,475	126
Swisscom AG (Registered)	125	72
Temenos AG (Registered)	326	44
Transocean Ltd. (f)	1,913	7
UBS Group AG (Registered)	17,894	286
Vifor Pharma AG	242	31
Zurich Insurance Group AG	733	300
		7,793
United Kingdom (2.3%)
3i Group PLC	4,789	82
Admiral Group PLC	943	39
Antofagasta PLC	1,915	35
Ashtead Group PLC	2,194	166
Associated British Foods PLC	1,767	44
AstraZeneca PLC	7,617	918
Auto Trader Group PLC	4,731	37
AVEVA Group PLC	563	27
Aviva PLC	19,496	103
BAE Systems PLC	15,987	121
Barclays PLC	86,419	220
Barratt Developments PLC	4,980	44
Berkeley Group Holdings PLC	556	33
BHP Group PLC	9,718	245
BP PLC	100,437	458
British American Tobacco PLC	10,707	374
	Shares	Value (000)
British Land Co., PLC (The) REIT	4,379	$29
BT Group PLC (f)	44,687	96
Bunzl PLC	1,661	55
Burberry Group PLC	1,980	48
Coca-Cola HBC AG	987	32
Compass Group PLC (f)	8,905	182
Croda International PLC	683	78
DCC PLC	484	40
Diageo PLC	11,564	560
Direct Line Insurance Group PLC	6,680	26
Entain PLC (f)	2,921	83
Evraz PLC	2,537	20
Experian PLC	4,497	188
Ferguson PLC	1,108	154
G4S PLC	6,437	21
GlaxoSmithKline PLC	24,808	468
Glencore PLC	49,716	234
Halma PLC	1,867	71
Hargreaves Lansdown PLC	1,766	34
Hikma Pharmaceuticals PLC	842	28
HSBC Holdings PLC	100,640	526
Imperial Brands PLC	4,665	98
Informa PLC (f)	7,385	54
InterContinental Hotels Group PLC (f)	6,287	402
Intertek Group PLC	799	53
Intu Properties PLC REIT (f)	5,299	—	@
J Sainsbury PLC	8,239	32
JD Sports Fashion PLC	2,528	36
Johnson Matthey PLC	962	35
Kingfisher PLC	10,782	49
Land Securities Group PLC REIT	3,507	33
Legal & General Group PLC	29,853	112
Lloyds Banking Group PLC	355,896	222
London Stock Exchange Group PLC	1,594	160
M&G PLC	12,923	35
Melrose Industries PLC	22,081	51
Mondi PLC	2,401	59
National Grid PLC	17,499	209
Natwest Group PLC	24,346	73
Next PLC	655	72
Ocado Group PLC (f)	2,395	54
Paragon Offshore PLC (f)	303	—
Pearson PLC	3,760	36
Persimmon PLC	1,567	56
Phoenix Group Holdings PLC	3,235	28
Prudential PLC	13,051	253
Reckitt Benckiser Group PLC	3,529	277
RELX PLC	9,524	274
Rentokil Initial PLC	9,015	71
Rio Tinto PLC	5,536	363
Rolls-Royce Holdings PLC (f)	41,228	77
Royal Dutch Shell PLC, Class A	20,173	449
Royal Dutch Shell PLC, Class B	18,196	403
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Sage Group PLC (The)	5,400	$51
Schroders PLC	615	30
Segro PLC REIT	5,839	94
Severn Trent PLC	1,172	41
Smith & Nephew PLC	4,344	75
Smiths Group PLC	1,957	38
Spirax-Sarco Engineering PLC	363	73
SSE PLC	5,139	108
St. James's Place PLC	2,670	54
Standard Chartered PLC	13,413	78
Standard Life Aberdeen PLC	10,837	37
Taylor Wimpey PLC	17,923	37
Tesco PLC	37,837	129
Unilever PLC CVA	13,044	706
United Utilities Group PLC	3,331	43
Vodafone Group PLC	132,824	202
Whitbread PLC (f)	6,207	276
Wm Morrison Supermarkets PLC	11,887	47
WPP PLC	6,045	81
		12,245
United States (22.6%)
10X Genomics, Inc., Class A (f)	231	34
3M Co.	1,525	268
Abbott Laboratories	4,778	564
AbbVie, Inc.	4,771	515
ABIOMED, Inc. (f)	135	44
Accenture PLC, Class A	1,690	541
Activision Blizzard, Inc.	2,108	163
Adobe, Inc. (f)	1,326	763
Advance Auto Parts, Inc.	195	41
Advanced Micro Devices, Inc. (f)	3,309	341
AES Corp. (The)	1,783	41
Aflac, Inc.	1,764	92
Agilent Technologies, Inc.	809	127
AGNC Investment Corp. REIT	1,503	24
Air Products & Chemicals, Inc.	598	153
Airbnb, Inc., Class A (f)	180	30
Akamai Technologies, Inc. (f)	415	43
Albemarle Corp.	367	80
Alexandria Real Estate Equities, Inc. REIT	310	59
Align Technology, Inc. (f)	223	148
Alleghany Corp. (f)	42	26
Allegion PLC	270	36
Alliant Energy Corp.	645	36
Allstate Corp. (The)	802	102
Ally Financial, Inc.	980	50
Alnylam Pharmaceuticals, Inc. (f)	370	70
Alphabet, Inc., Class A (f)	796	2,128
Alphabet, Inc., Class C (f)	778	2,074
Altice USA, Inc., Class A (f)	1,856	38
Altria Group, Inc.	5,037	229
	Shares	Value (000)
Amazon.com, Inc. (f)	1,175	$3,860
Amcor PLC	4,254	49
AMERCO	31	20
Ameren Corp.	655	53
American Electric Power Co., Inc.	1,380	112
American Express Co.	1,840	308
American Financial Group, Inc.	219	28
American International Group, Inc.	2,376	130
American Tower Corp. REIT	1,202	319
American Water Works Co., Inc.	473	80
Ameriprise Financial, Inc.	269	71
AmerisourceBergen Corp.	384	46
AMETEK, Inc.	587	73
Amgen, Inc.	1,521	323
Amphenol Corp., Class A	1,585	116
Analog Devices, Inc.	1,502	252
Annaly Capital Management, Inc. REIT	3,813	32
ANSYS, Inc. (f)	258	88
Anthem, Inc.	673	251
AO Smith Corp.	304	19
Aon PLC, Class A	613	175
Apollo Global Management, Inc.	418	26
Apple, Inc.	45,417	6,427
Applied Materials, Inc.	2,534	326
Aptiv PLC (f)	705	105
Aramark	581	19
Arch Capital Group Ltd. (f)	1,112	42
Archer-Daniels-Midland Co.	1,562	94
Arista Networks, Inc. (f)	181	62
Arrow Electronics, Inc. (f)	235	26
Arthur J Gallagher & Co.	511	76
Assurant, Inc.	173	27
AT&T, Inc.	19,349	523
Athene Holding Ltd., Class A (f)	300	21
Atmos Energy Corp.	282	25
Autodesk, Inc. (f)	555	158
Autoliv, Inc.	247	21
Automatic Data Processing, Inc.	1,175	235
AutoZone, Inc. (f)	68	115
Avalara, Inc. (f)	254	44
AvalonBay Communities, Inc. REIT	316	70
Avantor, Inc. (f)	1,457	60
Avery Dennison Corp.	247	51
Baker Hughes Co.	1,972	49
Ball Corp.	928	84
Bank of America Corp.	21,015	892
Bank of New York Mellon Corp. (The)	2,187	113
Bath & Body Works, Inc.	689	43
Baxter International, Inc.	1,405	113
Becton Dickinson & Co.	766	188
Bentley Systems, Inc., Class B	411	25
Berkshire Hathaway, Inc., Class B (f)	3,685	1,006
Best Buy Co., Inc.	635	67

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Bio-Rad Laboratories, Inc., Class A (f)	66	$49
Bio-Techne Corp.	123	60
Biogen, Inc. (f)	381	108
BioMarin Pharmaceutical, Inc. (f)	441	34
Black Knight, Inc. (f)	368	27
BlackRock, Inc.	355	298
Blackstone Group, Inc. (The)	1,838	214
Boeing Co. (The) (f)	1,547	340
Booking Holdings, Inc. (f)	122	290
Booz Allen Hamilton Holding Corp.	310	25
BorgWarner, Inc.	612	26
Boston Beer Co., Inc. (The), Class A (f)	29	15
Boston Properties, Inc. REIT	341	37
Boston Scientific Corp. (f)	3,822	166
Bristol-Myers Squibb Co.	6,070	359
Broadcom, Inc.	1,116	541
Broadridge Financial Solutions, Inc.	345	58
Brown & Brown, Inc.	656	36
Brown-Forman Corp., Class B	876	59
Bunge Ltd.	343	28
Burlington Stores, Inc. (f)	209	59
Cable One, Inc.	16	29
Cabot Oil & Gas Corp.	17,932	390
Cadence Design Systems, Inc. (f)	731	111
Caesars Entertainment, Inc. (f)	520	58
Camden Property Trust REIT	291	43
Campbell Soup Co.	487	20
Capital One Financial Corp.	1,268	205
Cardinal Health, Inc.	827	41
Carlyle Group, Inc. (The)	375	18
CarMax, Inc. (f)	384	49
Carnival Corp. (f)	60,419	1,511
Carrier Global Corp.	2,160	112
Carvana Co. (f)	222	67
Catalent, Inc. (f)	407	54
Caterpillar, Inc.	1,525	293
Cboe Global Markets, Inc.	319	40
CBRE Group, Inc., Class A (f)	900	88
CDW Corp.	326	59
Celanese Corp.	340	51
Centene Corp. (f)	1,535	96
CenterPoint Energy, Inc.	1,540	38
Ceridian HCM Holding, Inc. (f)	298	34
Cerner Corp.	813	57
CF Industries Holdings, Inc.	538	30
CH Robinson Worldwide, Inc.	299	26
Charles River Laboratories International, Inc. (f)	150	62
Charles Schwab Corp. (The)	3,998	291
Charter Communications, Inc., Class A (f)	304	221
Cheniere Energy, Inc. (f)	618	60
Chevron Corp.	5,140	521
	Shares	Value (000)
Chewy, Inc., Class A (f)	241	$16
Chipotle Mexican Grill, Inc. (f)	84	153
Choice Hotels International, Inc.	1,505	190
Chubb Ltd.	1,241	215
Church & Dwight Co., Inc.	630	52
Cigna Corp.	910	182
Cimarex Energy Co.	4,597	401
Cincinnati Financial Corp.	356	41
Cintas Corp.	282	107
Cisco Systems, Inc.	11,379	619
Citigroup, Inc.	5,704	400
Citizens Financial Group, Inc.	1,167	55
Citrix Systems, Inc.	288	31
Clarivate PLC (f)	896	20
Clorox Co. (The)	275	46
Cloudflare, Inc., Class A (f)	611	69
CME Group, Inc.	933	180
CMS Energy Corp.	761	45
Coca-Cola Co. (The)	11,117	583
Cognex Corp.	455	37
Cognizant Technology Solutions Corp., Class A	1,474	109
Colgate-Palmolive Co.	2,144	162
Comcast Corp., Class A	12,420	695
Conagra Brands, Inc.	1,342	45
ConocoPhillips	62,873	4,261
Consolidated Edison, Inc.	920	67
Constellation Brands, Inc., Class A	407	86
Cooper Cos., Inc. (The)	146	60
Copart, Inc. (f)	571	79
Corning, Inc.	2,089	76
Corteva, Inc.	2,017	85
CoStar Group, Inc. (f)	1,043	90
Costco Wholesale Corp.	1,198	538
Coupa Software, Inc. (f)	228	50
Crowdstrike Holdings, Inc., Class A (f)	464	114
Crown Castle International Corp. REIT	1,161	201
Crown Holdings, Inc.	301	30
CSX Corp.	6,216	185
Cummins, Inc.	366	82
CVS Health Corp.	3,537	300
Danaher Corp.	1,710	521
Darden Restaurants, Inc.	311	47
Datadog, Inc., Class A (f)	452	64
DaVita, Inc. (f)	225	26
Deere & Co.	787	264
Dell Technologies, Inc., Class C (f)	686	71
Delta Air Lines, Inc. (f)	403	17
Dentsply Sirona, Inc.	551	32
Devon Energy Corp.	30,872	1,096
DexCom, Inc. (f)	304	166
Diamondback Energy, Inc.	7,966	754
Digital Realty Trust, Inc. REIT	784	113

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Discover Financial Services	814	$100
Discovery, Inc., Class A (f)	413	10
Discovery, Inc., Class C (f)	854	21
DISH Network Corp., Class A (f)	672	29
DocuSign, Inc. (f)	489	126
Dollar General Corp.	630	134
Dollar Tree, Inc. (f)	642	61
Dominion Energy, Inc.	2,100	153
Domino's Pizza, Inc.	116	55
Dover Corp.	328	51
Dow, Inc.	2,048	118
DR Horton, Inc.	890	75
DraftKings, Inc., Class A (f)	556	27
Dropbox, Inc., Class A (f)	841	25
DTE Energy Co.	477	53
Duke Energy Corp.	2,125	207
Duke Realty Corp. REIT	1,014	49
DuPont de Nemours, Inc.	1,503	102
Dynatrace, Inc. (f)	447	32
Eastman Chemical Co.	305	31
Eaton Corp., PLC	1,086	162
eBay, Inc.	1,827	127
Ecolab, Inc.	710	148
Edison International	997	55
Edwards Lifesciences Corp. (f)	1,661	188
Elanco Animal Health, Inc. (f)	1,166	37
Electronic Arts, Inc.	857	122
Eli Lilly & Co.	2,127	491
Emerson Electric Co.	1,588	150
Enphase Energy, Inc. (f)	287	43
Entergy Corp.	497	49
EOG Resources, Inc.	1,539	124
EPAM Systems, Inc. (f)	167	95
Equifax, Inc.	284	72
Equinix, Inc. REIT	282	223
Equitable Holdings, Inc.	1,068	32
Equity Lifestyle Properties, Inc. REIT	446	35
Equity Residential REIT	955	77
Erie Indemnity Co., Class A	80	14
Essential Utilities, Inc.	635	29
Essex Property Trust, Inc. REIT	194	62
Estee Lauder Cos., Inc. (The), Class A	624	187
Etsy, Inc. (f)	298	62
Everest Re Group Ltd.	119	30
Evergy, Inc.	576	36
Eversource Energy	882	72
Exact Sciences Corp. (f)	434	41
Exelon Corp.	2,681	130
Expedia Group, Inc. (f)	312	51
Expeditors International of Washington, Inc.	405	48
Extra Space Storage, Inc. REIT	291	49
Exxon Mobil Corp.	11,414	671
	Shares	Value (000)
F5 Networks, Inc. (f)	184	$37
Facebook, Inc., Class A (f)	6,467	2,195
Factset Research Systems, Inc.	120	47
Fair Isaac Corp. (f)	87	35
Fastenal Co.	1,512	78
FedEx Corp.	694	152
Fidelity National Financial, Inc.	780	35
Fidelity National Information Services, Inc.	1,660	202
Fifth Third Bancorp	1,924	82
First Republic Bank	450	87
FirstEnergy Corp.	1,519	54
Fiserv, Inc. (f)	1,601	174
FleetCor Technologies, Inc. (f)	250	65
FMC Corp.	285	26
Ford Motor Co. (f)	27,754	393
Fortinet, Inc. (f)	313	91
Fortive Corp.	856	60
Fortune Brands Home & Security, Inc.	313	28
Fox Corp., Class A	955	38
Fox Corp., Class B	385	14
Franklin Resources, Inc.	803	24
Freeport-McMoRan, Inc.	3,946	128
Garmin Ltd.	357	56
Gartner, Inc. (f)	264	80
Generac Holdings, Inc. (f)	198	81
General Dynamics Corp.	668	131
General Electric Co.	2,965	305
General Mills, Inc.	1,622	97
General Motors Co. (f)	9,157	483
Genuine Parts Co.	330	40
Gilead Sciences, Inc.	3,344	234
Global Payments, Inc.	832	131
Globe Life, Inc.	292	26
GoDaddy, Inc., Class A (f)	405	28
Goldman Sachs Group, Inc. (The)	930	352
Guidewire Software, Inc. (f)	237	28
GXO Logistics, Inc. (f)	259	20
Halliburton Co.	2,404	52
Hartford Financial Services Group, Inc. (The)	965	68
Hasbro, Inc.	289	26
HCA Healthcare, Inc.	710	172
Healthpeak Properties, Inc. REIT	1,500	50
HEICO Corp.	137	18
HEICO Corp., Class A	230	27
Henry Schein, Inc. (f)	324	25
Hershey Co. (The)	337	57
Hess Corp.	773	60
Hewlett Packard Enterprise Co.	3,503	50
Hilton Worldwide Holdings, Inc. (f)	9,299	1,229
Hologic, Inc. (f)	713	53
Home Depot, Inc. (The)	2,907	954
Honeywell International, Inc.	1,872	397
Horizon Therapeutics PLC (f)	534	59

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Hormel Foods Corp.	885	$36
Host Hotels & Resorts, Inc. REIT (f)	1,926	31
Howmet Aerospace, Inc.	1,063	33
HP, Inc.	3,333	91
HubSpot, Inc. (f)	139	94
Humana, Inc.	284	111
Huntington Bancshares, Inc.	3,996	62
Huntington Ingalls Industries, Inc.	127	25
Hyatt Hotels Corp., Class A (f)	3,601	278
IAC/InterActiveCorp (f)	235	31
IDEX Corp.	239	49
IDEXX Laboratories, Inc. (f)	270	168
IHS Markit Ltd.	1,022	119
Illinois Tool Works, Inc.	843	174
Illumina, Inc. (f)	335	136
Incyte Corp. (f)	457	31
Ingersoll Rand, Inc. (f)	1,022	52
Insulet Corp. (f)	209	59
Intel Corp.	11,020	587
Intercontinental Exchange, Inc.	1,474	169
International Business Machines Corp.	2,419	336
International Flavors & Fragrances, Inc.	641	86
International Paper Co.	1,013	57
Interpublic Group of Cos., Inc. (The)	1,033	38
Intuit, Inc.	716	386
Intuitive Surgical, Inc. (f)	272	270
Invesco Ltd.	1,031	25
Invitation Homes, Inc. REIT	1,490	57
IPG Photonics Corp. (f)	119	19
IQVIA Holdings, Inc. (f)	471	113
Iron Mountain, Inc. REIT	759	33
Jack Henry & Associates, Inc.	227	37
Jackson Financial, Inc., Class A (f)	324	8
Jacobs Engineering Group, Inc.	311	41
Jazz Pharmaceuticals PLC (f)	192	25
JB Hunt Transport Services, Inc.	252	42
JM Smucker Co. (The)	326	39
Johnson & Johnson	7,132	1,152
Johnson Controls International PLC	1,946	132
JPMorgan Chase & Co.	8,192	1,341
Juniper Networks, Inc.	878	24
Kansas City Southern	271	73
Kellogg Co.	669	43
Keurig Dr Pepper, Inc.	1,896	65
KeyCorp	2,687	58
Keysight Technologies, Inc. (f)	454	75
Kimberly-Clark Corp.	908	120
Kinder Morgan, Inc.	5,528	92
KKR & Co., Inc.	1,446	88
KLA Corp.	359	120
Knight-Swift Transportation Holdings, Inc.	397	20
Kraft Heinz Co. (The)	1,822	67
	Shares	Value (000)
Kroger Co. (The)	1,982	$80
L3Harris Technologies, Inc.	526	116
Laboratory Corp. of America Holdings (f)	308	87
Lam Research Corp.	326	186
Lamb Weston Holdings, Inc.	336	21
Las Vegas Sands Corp. (f)	924	34
Lear Corp.	179	28
Leidos Holdings, Inc.	326	31
Lennar Corp., Class A	766	72
Lennox International, Inc.	101	30
Liberty Broadband Corp., Class A (f)	79	13
Liberty Broadband Corp., Class C (f)	371	64
Liberty Global PLC, Class A (f)	386	12
Liberty Global PLC Series C (f)	986	29
Liberty Media Corp-Liberty SiriusXM, Class A (f)	255	12
Liberty Media Corp-Liberty SiriusXM, Class C (f)	414	20
Liberty Media Corp.-Liberty Formula One, Class C (f)	476	24
Lincoln National Corp.	475	33
Linde PLC	1,459	428
Live Nation Entertainment, Inc. (f)	414	38
LKQ Corp. (f)	810	41
Lockheed Martin Corp.	651	225
Loews Corp.	616	33
Lowe's Cos., Inc.	1,978	401
Lululemon Athletica, Inc. (f)	291	118
Lumen Technologies, Inc.	2,541	31
Lyft, Inc., Class A (f)	708	38
LyondellBasell Industries N.V., Class A	743	70
M&T Bank Corp.	306	46
Marathon Oil Corp.	34,691	474
Marathon Petroleum Corp.	1,754	108
Markel Corp. (f)	31	37
MarketAxess Holdings, Inc.	120	50
Marriott International, Inc., Class A (f)	10,904	1,615
Marriott Vacations Worldwide Corp.	1,216	191
Marsh & McLennan Cos., Inc.	1,403	212
Martin Marietta Materials, Inc.	186	64
Marvell Technology, Inc.	2,085	126
Masco Corp.	666	37
Masimo Corp. (f)	156	42
Mastercard, Inc., Class A	2,442	849
Match Group, Inc. (f)	706	111
McCormick & Co., Inc.	642	52
McDonald's Corp.	2,021	487
McKesson Corp.	402	80
Medical Properties Trust, Inc. REIT	1,525	31
Medtronic PLC	3,615	453
MercadoLibre, Inc. (f)	134	225
Merck & Co., Inc.	6,884	517
MetLife, Inc.	2,040	126

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Mettler-Toledo International, Inc. (f)	70	$96
MGM Resorts International	1,078	47
Microchip Technology, Inc.	702	108
Micron Technology, Inc.	3,030	215
Microsoft Corp.	19,447	5,483
Mid-America Apartment Communities, Inc. REIT	341	64
Moderna, Inc. (f)	943	363
Mohawk Industries, Inc. (f)	188	33
Molina Healthcare, Inc. (f)	173	47
Molson Coors Beverage Co., Class B	500	23
Mondelez International, Inc., Class A	3,807	222
MongoDB, Inc. (f)	172	81
Monolithic Power Systems, Inc.	136	66
Monster Beverage Corp. (f)	1,050	93
Moody's Corp.	432	153
Mosaic Co. (The)	936	33
Motorola Solutions, Inc.	404	94
MSCI, Inc.	261	159
Nasdaq, Inc.	344	66
NetApp, Inc.	566	51
Netflix, Inc. (f)	1,220	745
Neurocrine Biosciences, Inc. (f)	280	27
Newell Brands, Inc.	1,039	23
Newmont Corp.	2,085	113
News Corp., Class A	1,065	25
NextEra Energy, Inc.	5,283	415
NIKE, Inc., Class B	3,411	495
NiSource, Inc.	1,068	26
Nordson Corp.	156	37
Norfolk Southern Corp.	651	156
Northern Trust Corp.	490	53
Northrop Grumman Corp.	400	144
NortonLifeLock, Inc.	1,536	39
Norwegian Cruise Line Holdings Ltd. (f)	20,427	546
Novavax, Inc. (f)	209	43
Novocure Ltd. (f)	291	34
NRG Energy, Inc.	671	27
Nucor Corp.	852	84
NVIDIA Corp.	6,712	1,390
NVR, Inc. (f)	10	48
NXP Semiconductors N.V.	1,595	312
O'Reilly Automotive, Inc. (f)	212	130
Oak Street Health, Inc. (f)	304	13
Occidental Petroleum Corp.	2,539	75
Okta, Inc. (f)	282	67
Old Dominion Freight Line, Inc.	296	85
Omega Healthcare Investors, Inc. REIT	631	19
Omnicom Group, Inc.	579	42
ON Semiconductor Corp. (f)	1,127	52
ONEOK, Inc.	1,226	71
Oracle Corp.	5,138	448
	Shares	Value (000)
Otis Worldwide Corp.	1,128	$93
Owens Corning	331	28
PACCAR, Inc.	895	71
Packaging Corp. of America	283	39
Palantir Technologies, Inc., Class A (f)	1,458	35
Palo Alto Networks, Inc. (f)	290	139
Parker Hannifin Corp.	285	80
Paychex, Inc.	867	98
Paycom Software, Inc. (f)	152	75
PayPal Holdings, Inc. (f)	3,015	785
PDC Energy, Inc.	4,205	199
Peloton Interactive, Inc., Class A (f)	690	60
Pentair PLC	395	29
PepsiCo, Inc.	3,710	558
PerkinElmer, Inc.	354	61
Pfizer, Inc.	15,099	649
PG&E Corp. (f)	4,035	39
Philip Morris International, Inc.	4,240	402
Phillips 66	1,202	84
Pinnacle West Capital Corp.	336	24
Pinterest, Inc., Class A (f)	1,480	75
Pioneer Natural Resources Co.	11,555	1,924
Plug Power, Inc. (f)	1,385	35
PNC Financial Services Group, Inc. (The)	1,136	222
Pool Corp.	120	52
PPD, Inc. (f)	265	12
PPG Industries, Inc.	605	87
PPL Corp.	2,126	59
Principal Financial Group, Inc.	760	49
Procter & Gamble Co. (The)	6,637	928
Progressive Corp. (The)	1,545	140
Prologis, Inc. REIT	2,033	255
Prudential Financial, Inc.	1,083	114
PTC, Inc. (f)	331	40
Public Service Enterprise Group, Inc.	1,407	86
Public Storage REIT	397	118
Pulte Group, Inc.	739	34
Qorvo, Inc. (f)	257	43
QUALCOMM, Inc.	3,084	398
Quest Diagnostics, Inc.	321	47
Raymond James Financial, Inc.	554	51
Raytheon Technologies Corp.	4,127	355
Realty Income Corp. REIT	1,012	66
Regency Centers Corp. REIT	355	24
Regeneron Pharmaceuticals, Inc. (f)	333	202
Regions Financial Corp.	2,662	57
Reinsurance Group of America, Inc.	214	24
RenaissanceRe Holdings Ltd.	151	21
Republic Services, Inc.	565	68
ResMed, Inc.	334	88
RingCentral, Inc., Class A (f)	225	49
Robert Half International, Inc.	337	34
Rockwell Automation, Inc.	346	102

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Roku, Inc. (f)	344	$108
Rollins, Inc.	599	21
Roper Technologies, Inc.	313	140
Ross Stores, Inc.	962	105
Royal Caribbean Cruises Ltd. (f)	14,543	1,294
Royalty Pharma PLC, Class A	452	16
RPM International, Inc.	288	22
S&P Global, Inc.	659	280
salesforce.com, Inc. (f)	3,094	839
SBA Communications Corp. REIT	345	114
Schlumberger N.V.	3,812	113
Seagate Technology Holdings PLC	535	44
Seagen, Inc. (f)	305	52
Sealed Air Corp.	361	20
SEI Investments Co.	363	22
Sempra Energy	844	107
Sensata Technologies Holding PLC (f)	370	20
ServiceNow, Inc. (f)	484	301
Sherwin-Williams Co. (The)	706	198
Simon Property Group, Inc. REIT	879	114
Sirius XM Holdings, Inc.	2,784	17
Skyworks Solutions, Inc.	391	64
Snap, Inc., Class A (f)	2,600	192
Snap-On, Inc.	170	36
Snowflake, Inc., Class A (f)	80	24
SolarEdge Technologies, Inc. (f)	154	41
Southern Co. (The)	2,848	177
Southwest Airlines Co. (f)	340	18
Splunk, Inc. (f)	410	59
Square, Inc., Class A (f)	1,029	247
SS&C Technologies Holdings, Inc.	632	44
Stanley Black & Decker, Inc.	407	71
Starbucks Corp.	3,208	354
State Street Corp.	910	77
Steel Dynamics, Inc.	564	33
STERIS PLC	297	61
Stryker Corp.	909	240
Sun Communities, Inc. REIT	321	59
Sunrun, Inc. (f)	443	20
SVB Financial Group (f)	176	114
Synchrony Financial	1,539	75
Synopsys, Inc. (f)	354	106
Sysco Corp.	1,411	111
T Rowe Price Group, Inc.	579	114
T-Mobile US, Inc. (f)	1,660	212
Take-Two Interactive Software, Inc. (f)	343	53
Target Corp.	1,392	318
TE Connectivity Ltd.	886	122
Teladoc Health, Inc. (f)	303	38
Teledyne Technologies, Inc. (f)	146	63
Teleflex, Inc.	139	52
Teradyne, Inc.	397	43
	Shares	Value (000)
Tesla, Inc. (f)	2,123	$1,646
Texas Instruments, Inc.	2,542	489
Textron, Inc.	574	40
Thermo Fisher Scientific, Inc.	1,073	613
TJX Cos., Inc. (The)	3,277	216
Tractor Supply Co.	346	70
Trade Desk, Inc. (The), Class A (f)	1,169	82
Tradeweb Markets, Inc., Class A	321	26
Trane Technologies PLC	610	105
TransDigm Group, Inc. (f)	164	102
TransUnion	468	53
Travelers Cos., Inc. (The)	651	99
Trimble, Inc. (f)	645	53
Truist Financial Corp.	3,614	212
Twilio, Inc., Class A (f)	377	120
Twitter, Inc. (f)	2,118	128
Tyler Technologies, Inc. (f)	121	56
Tyson Foods, Inc., Class A	830	66
Uber Technologies, Inc. (f)	3,296	148
UDR, Inc. REIT	784	42
UGI Corp.	558	24
Ulta Beauty, Inc. (f)	159	57
Union Pacific Corp.	1,796	352
United Parcel Service, Inc., Class B	1,944	354
United Rentals, Inc. (f)	228	80
UnitedHealth Group, Inc.	2,627	1,026
Unity Software, Inc. (f)	176	22
Universal Health Services, Inc., Class B	246	34
US Bancorp	3,902	232
Vail Resorts, Inc. (f)	120	40
Valero Energy Corp.	1,117	79
Veeva Systems, Inc., Class A (f)	330	95
Ventas, Inc. REIT	1,016	56
VEREIT, Inc. REIT	582	26
VeriSign, Inc. (f)	303	62
Verisk Analytics, Inc.	388	78
Verizon Communications, Inc.	11,230	607
Vertex Pharmaceuticals, Inc. (f)	675	122
VF Corp.	950	64
ViacomCBS, Inc., Class B	1,491	59
Viatris, Inc.	3,385	46
VICI Properties, Inc. REIT	1,399	40
Victoria's Secret & Co. (f)	263	15
Visa, Inc., Class A	4,553	1,014
Vistra Corp.	1,211	21
VMware, Inc., Class A (f)	265	39
Vornado Realty Trust REIT	414	17
Voya Financial, Inc.	291	18
Vulcan Materials Co.	318	54
Walgreens Boots Alliance, Inc.	1,988	94
Walmart, Inc.	4,236	590
Walt Disney Co. (The) (f)	4,908	830
Waste Connections, Inc.	681	86

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

	Shares	Value (000)
United States (cont'd)
Waste Management, Inc.	1,161	$173
Waters Corp. (f)	185	66
Wayfair, Inc., Class A (f)	231	59
WEC Energy Group, Inc.	895	79
Wells Fargo & Co.	11,243	522
Welltower, Inc. REIT	1,144	94
West Pharmaceutical Services, Inc.	221	94
Western Digital Corp. (f)	866	49
Western Union Co. (The)	1,097	22
Westinghouse Air Brake Technologies Corp.	467	40
WestRock Co.	731	36
Weyerhaeuser Co. REIT	2,059	73
Whirlpool Corp.	199	41
Williams Cos., Inc. (The)	3,316	86
Willis Towers Watson PLC	284	66
Workday, Inc., Class A (f)	436	109
WP Carey, Inc. REIT	454	33
WR Berkley Corp.	323	24
WW Grainger, Inc.	133	52
Wyndham Hotels & Resorts, Inc.	2,298	177
Wynn Resorts Ltd. (f)	328	28
Xcel Energy, Inc.	1,502	94
Xilinx, Inc.	631	95
XPO Logistics, Inc. (f)	259	21
Xylem, Inc.	469	58
Yum! Brands, Inc.	894	109
Zebra Technologies Corp., Class A (f)	168	87
Zendesk, Inc. (f)	351	41
Zillow Group, Inc., Class A (f)	182	16
Zillow Group, Inc., Class C (f)	392	35
Zimmer Biomet Holdings, Inc.	519	76
Zoetis, Inc.	1,316	256
Zoom Video Communications, Inc., Class A (f)	510	133
Zscaler, Inc. (f)	254	67
		121,684
Total Common Stocks (Cost $141,973)		211,670
	No. of Right
Right (0.0%) (a)
Australia (0.0%) (a)
Transurban Group (f) (Cost $—)	1	—	@
	Shares
Short-Term Investments (11.7%)
Investment Company (11.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $60,743)	60,742,649	60,743
	Face Amount (000)	Value (000)
U.S. Treasury Security (0.4%)
U.S. Treasury Bill, 0.06%, 7/14/22 (h)(i) (Cost $2,290)	$2,291	$2,290
Total Short-Term Investments (Cost $63,033)		63,033
Total Investments (101.4%) (Cost $475,246) (j)(k)(l)		546,013
Liabilities in Excess of Other Assets (–1.4%)		(7,573)
Net Assets (100.0%)		$538,440

Country assignments and aggregations are based generally on third party vendor classifications and information, and may be different from the assignments and aggregations under the policies set forth in the Fund's prospectus and/or statement of additional information relating to geographic classifications.

(a)  Amount is less than 0.05%.

(b)  Security is subject to delayed delivery.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Floating or variable rate securities: The rates disclosed are as of September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Consolidated Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Consolidated Portfolio of Investments.

(e)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2021.

(f)  Non-income producing security.

(g)  Security trades on the Hong Kong exchange.

(h)  Rate shown is the yield to maturity at September 30, 2021.

(i)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(j)  Securities are available for collateral in connection with securities purchased on a forward commitment basis, foreign currency forward exchange contracts, futures contracts and swap agreements.

(k)  The approximate fair value and percentage of net assets, $80,247,000 and 14.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Consolidated Financial Statements.

(l)  At September 30, 2021, the aggregate cost for federal income tax purposes is approximately $485,552,000. The aggregate gross unrealized appreciation is approximately $81,690,000 and the aggregate gross unrealized depreciation is approximately $21,400,000, resulting in net unrealized appreciation of approximately $60,290,000.

ADR  American Depositary Receipt.

CDI  CHESS Depositary Interest.

CLO  Collateralized Loan Obligation.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

CVA  Certificaten Van Aandelen.

EURIBOR  Euro Interbank Offered Rate.

Euronext  Euronext Paris Exchange.

Euronext N.V.  Euronext Amsterdam Stock Market.

FSE  Frankfurt Stock Exchange.

LSE  London Stock Exchange.

MTN  Medium Term Note.

NYSE  New York Stock Exchange.

OAT  Obligations Assimilables du Trésor (Treasury Obligation).

OFZ  Obilgatsyi Federal'novo Zaima (Russian Federal Loan Obligation).

REIT  Real Estate Investment Trust.

SOFR  Secured Overnight Financing Rate.

TBA  To Be Announced.

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2021:

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Bank of America NA		$173	ILS	554	12/16/21	$(1)
Bank of America NA	CNH	10,096		$1,557	12/16/21	— @
Bank of America NA	EUR	549		$650	12/16/21	13
Bank of America NA	PLN	252		$66	12/16/21	2
Bank of New York Mellon	EUR	236		$279	12/16/21	6
Barclays Bank PLC		$1,104	CHF	1,007	11/19/21	(23)
Barclays Bank PLC		$2,303	KRW	2,682,042	11/19/21	(40)
Barclays Bank PLC	CAD	141		$111	12/16/21	(— @)
Barclays Bank PLC	EUR	50		$59	12/16/21	1
Barclays Bank PLC	RUB	6,171		$83	11/19/21	(1)
BNP Paribas SA		$236	CNH	1,526	11/19/21	— @
BNP Paribas SA		$264	CZK	5,707	11/19/21	(3)
BNP Paribas SA		$101	PEN	411	11/19/21	(2)
BNP Paribas SA	AUD	139		$102	12/16/21	1
BNP Paribas SA	CAD	77		$61	12/16/21	(— @)
BNP Paribas SA	CHF	2,729		$2,955	12/16/21	22
BNP Paribas SA	CNY	135,290		$20,812	12/16/21	(17)
BNP Paribas SA	CNY	91,019		$13,996	12/16/21	(17)
BNP Paribas SA	EUR	1,857		$2,200	12/16/21	45
BNP Paribas SA	EUR	83		$97	12/16/21	1
BNP Paribas SA	EUR	21		$24	12/16/21	— @
BNP Paribas SA	GBP	2,157		$2,948	12/16/21	42
BNP Paribas SA	HKD	3,213		$413	12/16/21	— @
BNP Paribas SA	INR	4,772		$64	12/16/21	— @
BNP Paribas SA	JPY	6,450		$58	12/16/21	— @
BNP Paribas SA	JPY	1,612		$15	12/16/21	— @
BNP Paribas SA	JPY	31,936		$286	11/19/21	(1)
BNP Paribas SA	NZD	172		$122	12/16/21	3
BNP Paribas SA	RUB	2,327		$31	12/16/21	(— @)
BNP Paribas SA	TWD	1,768		$64	12/16/21	1
BNP Paribas SA		$1,501	CHF	1,377	12/16/21	(21)
BNP Paribas SA		$25	CLP	20,309	12/16/21	(1)
BNP Paribas SA		$63	COP	242,881	12/16/21	1
BNP Paribas SA		$3,862	GBP	2,788	12/16/21	(106)
BNP Paribas SA		$20	IDR	285,595	12/16/21	(— @)
BNP Paribas SA		$2,854	JPY	312,793	12/16/21	(42)
BNP Paribas SA		$43	KRW	49,824	12/16/21	(1)
BNP Paribas SA		$2,210	MXN	44,521	12/16/21	(75)
BNP Paribas SA		$271	MXN	5,617	12/16/21	(2)
BNP Paribas SA		$9	PEN	39	12/16/21	(— @)
BNP Paribas SA		$6,741	RUB	500,272	12/16/21	42
BNP Paribas SA		$47	SGD	63	12/16/21	(1)
Citibank NA		$4,495	CNH	29,332	11/19/21	39
Citibank NA		$11	CZK	229	12/16/21	(— @)
Citibank NA		$80	ILS	255	12/16/21	(— @)
Citibank NA		$7	THB	223	12/16/21	(— @)
Citibank NA		$618	THB	20,723	11/19/21	(6)
Commonwealth Bank of Australia	EUR	92		$109	12/16/21	2
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Foreign Currency Forward Exchange Contracts: (cont'd)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Delivery Date	Unrealized Appreciation (Depreciation) (000)
Commonwealth Bank of Australia	NZD	41		$29	12/16/21	$1
Credit Suisse International	EUR	64		$76	12/16/21	2
Goldman Sachs International		$134	BRL	740	12/16/21	(— @)
Goldman Sachs International		$191	CHF	178	12/16/21	— @
Goldman Sachs International		$1,706	CHF	1,565	12/16/21	(24)
Goldman Sachs International		$13	CZK	278	12/16/21	(— @)
Goldman Sachs International		$184	EUR	159	12/16/21	(— @)
Goldman Sachs International		$97	HUF	28,942	11/19/21	(3)
Goldman Sachs International		$2	HUF	720	11/19/21	(— @)
Goldman Sachs International		$477	JPY	52,247	12/16/21	(7)
Goldman Sachs International		$112	PLN	433	11/19/21	(3)
Goldman Sachs International		$151	RON	632	11/19/21	(3)
Goldman Sachs International	BRL	70,995		$13,248	12/16/21	371
Goldman Sachs International	CAD	4,360		$3,439	12/16/21	(4)
Goldman Sachs International	EUR	1,371		$1,623	12/16/21	33
JPMorgan Chase Bank NA		$24	AUD	33	11/19/21	(— @)
JPMorgan Chase Bank NA		$158	CHF	145	12/16/21	(2)
JPMorgan Chase Bank NA		$650	EUR	562	10/5/21	1
JPMorgan Chase Bank NA		$7,865	EUR	6,667	11/19/21	(136)
JPMorgan Chase Bank NA		$110	IDR	1,589,201	11/19/21	1
JPMorgan Chase Bank NA		$2,553	JPY	278,472	11/19/21	(50)
JPMorgan Chase Bank NA		$78	NOK	692	11/19/21	1
JPMorgan Chase Bank NA		$2	NOK	15	11/19/21	— @
JPMorgan Chase Bank NA		$151	NZD	216	11/19/21	(3)
JPMorgan Chase Bank NA		$391	SEK	3,383	11/19/21	(4)
JPMorgan Chase Bank NA	AUD	323		$237	12/16/21	3
JPMorgan Chase Bank NA	DKK	523		$83	11/19/21	1
JPMorgan Chase Bank NA	EUR	562		$650	11/19/21	(1)
JPMorgan Chase Bank NA	EUR	49		$58	11/19/21	1
JPMorgan Chase Bank NA	EUR	1,909		$2,260	12/16/21	46
JPMorgan Chase Bank NA	GBP	402		$557	11/19/21	16
JPMorgan Chase Bank NA	NOK	474		$55	12/16/21	1
State Street Bank and Trust Co.	AUD	14		$11	12/16/21	— @
UBS AG		$2,401	CHF	2,203	12/16/21	(33)
UBS AG		$20	GBP	14	11/19/21	(1)
UBS AG		$1,691	GBP	1,220	12/16/21	(46)
UBS AG		$16	HUF	4,751	12/16/21	(1)
UBS AG		$104	JPY	11,618	10/5/21	— @
UBS AG		$34	JPY	3,762	11/19/21	(— @)
UBS AG		$2,542	JPY	278,531	12/16/21	(38)
UBS AG		$4,338	MXN	87,408	12/16/21	(147)
UBS AG		$419	SGD	569	11/19/21	(— @)
UBS AG	AUD	6,851		$5,023	11/19/21	70
UBS AG	CAD	504		$401	11/19/21	3
UBS AG	CAD	122		$96	12/16/21	(— @)
UBS AG	DKK	370		$59	12/16/21	1
UBS AG	EUR	3,257		$3,856	12/16/21	79
UBS AG	EUR	2,519		$2,956	12/16/21	34
UBS AG	EUR	1,871		$2,192	12/16/21	22
UBS AG	EUR	405		$473	11/19/21	4
UBS AG	JPY	11,618		$104	11/19/21	(— @)
UBS AG	JPY	326,284		$2,948	12/16/21	14
UBS AG	JPY	27,392		$249	11/19/21	3
UBS AG	MXN	8,042		$400	11/19/21	13
UBS AG	NOK	29,896		$3,462	12/16/21	44
UBS AG	SEK	474		$55	12/16/21	1
UBS AG	TRY	458		$52	12/16/21	2
UBS AG	ZAR	1,082		$75	12/17/21	4
						$127

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2021:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
GOLD 100 OZ (United States)	31	Dec-21		$3	$5,447	$22
SGX MSCI Singapore (Singapore)	2	Oct-21	SGD	— @	52	(1)
South Korea 10 yr. Bond (Korea, Republic of)	22	Dec-21	KRW	2,200,000	2,308	(39)
US Treasury10 yr. Note (United States)	13	Dec-21		$1,300	1,711	(22)
Short:
Copper Future (United States)	48	Dec-21		(1,200)	(4,907)	231
Euro STOXX 50 Index (Germany)	112	Dec-21	EUR	(1)	(5,252)	150
FTSE 100 Index (United Kingdom)	1	Dec-21	GBP	(— @)	(95)	(— @)
German Euro BTP (Germany)	87	Dec-21	EUR	(8,700)	(15,313)	247
German Euro Bund (Germany)	3	Dec-21		(300)	(590)	8
MSCI Emerging Market E Mini (United States)	65	Dec-21		$(3)	(4,048)	180
Nikkel 225 Index (Japan)	6	Dec-21	JPY	(3)	(790)	12
S&P 500 E Mini Index (United States)	176	Dec-21		$(9)	(37,820)	1,351
U.S. Treasury 2 yr. Note (United States)	63	Dec-21		(12,600)	(13,863)	8
U.S. Treasury 5 yr. Note (United States)	36	Dec-21		(3,600)	(4,419)	23
U.S. Treasury Ultra Long Bond (United States)	226	Dec-21		(22,600)	(32,827)	492
						$2,662

Interest Rate Swap Agreements:

The Fund had the following interest rate swap agreements open at September 30, 2021:

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Received (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.14%	Quarterly/Quarterly	7/3/23	$114,391	$(13)	$—	$(13)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.14	Quarterly/Quarterly	7/3/23	114,391	(13)	—	(13)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.13	Quarterly/Quarterly	7/5/23	114,391	(15)	—	(15)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	5.92	Quarterly/Quarterly	8/4/23	16,325	(5)	—	(5)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.68	Quarterly/Quarterly	6/29/26	32,653	(23)	—	(23)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.68	Quarterly/Quarterly	6/29/26	32,653	(23)	(1)	(22)
Morgan Stanley & Co. LLC*	1 Month TIIE	Pay	6.66	Quarterly/Quarterly	7/1/26	32,653	(25)	—	(25)
Morgan Stanley & Co. LLC*	3 Month LIBOR	Receive	2.57	Semi-Annual/Quarterly	5/26/31	921	25	—	25
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.24	Semi-Annual/Quarterly	3/30/30	1,286	209	—	209
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.27	Semi-Annual/Quarterly	3/30/30	4,644	740	—	740
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.30	Semi-Annual/Quarterly	3/30/30	1,286	201	—	201
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.18	Semi-Annual/Quarterly	3/31/30	2,143	361	—	361
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.31	Semi-Annual/Quarterly	4/28/30	790	124	—	124

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Interest Rate Swap Agreements: (cont'd)

Swap Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Fixed Rate	Payment Frequency Paid/ Received	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Received (000)	Unrealized Appreciation (Depreciation) (000)
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.37%	Semi-Annual/Quarterly	5/29/30	$628	$99	$—	$99
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.75	Semi-Annual/Quarterly	7/30/30	318	43	—	43
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	1.96	Semi-Annual/Quarterly	8/28/30	591	64	—	64
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	2.18	Semi-Annual/Quarterly	12/23/30	1,679	128	—	128
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Pay	2.56	Semi-Annual/Quarterly	5/24/31	3,458	(99)	—	(99)
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	2.46	Semi-Annual/Quarterly	6/11/31	2,948	107	—	107
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Pay	2.46	Semi-Annual/Quarterly	6/11/31	802	(29)	—	(29)
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Receive	2.50	Semi-Annual/Quarterly	8/9/31	1,050	20	—	20
Morgan Stanley & Co. LLC*	US CPI All Urban Consumers Index	Pay	2.51	Semi-Annual/Quarterly	8/9/31	332	(6)	—	(6)
							$1,870	$(1)	$1,871

Total Return Swap Agreements:

The Fund had the following total return swap agreements open at September 30, 2021:

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
Barclays Bank PLC	Barclays Bitcoin Plays Basket Index	Pay	3 Month USD LIBOR plus 2.25%	Quarterly	5/23/22	$227	$41	$—	$41
Barclays Bank PLC	Barclays Bitcoin Plays Basket Index	Pay	3 Month USD LIBOR plus 2.25%	Quarterly	5/23/22	34	6	—	6
Barclays Bank PLC	Barclays Bitcoin Plays Basket Index	Pay	3 Month USD LIBOR plus 2.25%	Quarterly	5/23/22	481	28	—	28
Barclays Bank PLC	Barclays Bitcoin Plays Basket Index	Pay	3 Month USD LIBOR plus 2.25%	Quarterly	5/23/22	143	9	—	9
Barclays Bank PLC	Barclays Electric Vehicles Basket Index	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	6/13/22	2,366	59	—	59
Barclays Bank PLC	Barclays Electric Vehicles Basket Index	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	6/13/22	743	18	—	18
Barclays Bank PLC	Barclays Electric Vehicles Basket Index	Pay	3 Month USD LIBOR plus 0.25%	Quarterly	6/13/22	146	4	—	4
BNP Paribas SA	MSCI Daily Total Return Gross USA Index	Receive	3 Month USD LIBOR plus 0.38%	Quarterly	7/14/22	68,994	(1,124)	—	(1,124)
BNP Paribas SA	MSCI Daily Total Return Gross USA Index	Receive	3 Month USD LIBOR plus 0.38%	Quarterly	7/14/22	3,289	(91)	—	(91)

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements: (cont'd)

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
BNP Paribas SA	MSCI Daily Total Return Gross USA Index	Receive	3 Month USD LIBOR plus 0.39%	Quarterly	9/29/22	$16,990	$(522)	$—	$(522)
BNP Paribas SA	MSCI Emerging Markets ex China Index	Receive	3 Month USD LIBOR plus 0.52%	Quarterly	1/13/22	1,723	(12)	—	(12)
BNP Paribas SA	MSCI Emerging Markets ex China Index	Receive	3 Month USD LIBOR plus 0.52%	Quarterly	1/13/22	401	(3)	—	(3)
BNP Paribas SA	MSCI Emerging Markets ex China Index	Receive	3 Month USD LIBOR plus 0.52%	Quarterly	1/13/22	99	(1)	—	(1)
BNP Paribas SA	MSCI Japan Net Total Return Index	Receive	3 Month USD LIBOR plus 0.18%	Quarterly	2/10/22	16,057	748	—	748
BNP Paribas SA	MSCI Japan Net Total Return Index	Receive	3 Month USD LIBOR plus 0.07%	Quarterly	2/10/22	3,742	173	—	173
BNP Paribas SA	MSCI Japan Net Total Return Index	Receive	3 Month USD LIBOR plus 0.07%	Quarterly	2/10/22	940	44	—	44
BNP Paribas SA	BNP Custom U.S. Banks Index††	Receive	3 Month USD LIBOR plus 0.40%	Quarterly	9/16/22	13,223	619	—	619
BNP Paribas SA	BNP U.S. E-Commerce Index	Pay	3 Month USD LIBOR plus 0.30%	Quarterly	9/6/22	1,702	167	—	167
BNP Paribas SA	BNP U.S. E-Commerce Index	Pay	3 Month USD LIBOR plus 0.30%	Quarterly	9/6/22	1,750	110	—	110
Goldman Sachs International	MSCI Emerging Markets Net Total Return Index	Receive	3 Month USD LIBOR plus 0.18%	Quarterly	1/26/22	34,041	(1,727)	—	(1,727)
Goldman Sachs International	MSCI Emerging Markets Net Total Return Index	Receive	3 Month USD LIBOR plus 0.18%	Quarterly	1/26/22	7,871	(399)	—	(399)
Goldman Sachs International	MSCI Emerging Markets Net Total Return Index	Receive	3 Month USD LIBOR plus 0.18%	Quarterly	1/26/22	1,937	(62)	—	(62)
JPMorgan Chase Bank NA	JPM SPX 1500 Anti-Value Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	5,133	90	—	90
JPMorgan Chase Bank NA	JPM SPX 1500 Anti-Value Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	5,227	77	—	77
JPMorgan Chase Bank NA	JPM SPX 1500 Anti-Value Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	5,100	92	—	92
JPMorgan Chase Bank NA	JPM SPX 1500 Anti-Value Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	2,291	61	—	61
JPMorgan Chase Bank NA	JPM SPX 1500 Anti-Value Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	5,161	101	—	101

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Total Return Swap Agreements: (cont'd)

Swap Counterparty	Index	Pay/Receive Total Return of Referenced Index	Floating Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase Bank NA	JPM SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	$764	$23	$—	$23
JPMorgan Chase Bank NA	JPM SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	1,729	50	—	50
JPMorgan Chase Bank NA	JPM SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	1,715	41	—	41
JPMorgan Chase Bank NA	JPM SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	1,739	41	—	41
JPMorgan Chase Bank NA	JPM SPX 1500 Low Vol Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	1,693	37	—	37
JPMorgan Chase Bank NA	JPM SPX 500 Anti-Value Index††	Pay	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	10,152	442	—	442
JPMorgan Chase Bank NA	JPM SPX 500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	10,180	(209)	—	(209)
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	3,051	(3)	—	(3)
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	6,948	(22)	—	(22)
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	6,787	19	—	19
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	7,043	(9)	—	(9)
JPMorgan Chase Bank NA	JPM SPX 1500 Value Index††	Receive	3 Month USD LIBOR plus 0.20%	Quarterly	9/14/22	6,598	(26)	—	(26)
JPMorgan Chase Bank NA	JPM U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.34%	Quarterly	7/21/22	8,382	(119)	—	(119)
JPMorgan Chase Bank NA	JPM U.S. Cyclicals Index††	Pay	3 Month USD LIBOR plus 0.34%	Quarterly	7/21/22	422	14	—	14
JPMorgan Chase Bank NA	JPM U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.34%	Quarterly	7/21/22	8,411	(55)	—	(55)
JPMorgan Chase Bank NA	JPM U.S. Defensives Index††	Receive	3 Month USD LIBOR plus 0.34%	Quarterly	7/21/22	415	(17)	—	(17)
							$(1,287)	$—	$(1,287)

††  See tables below for details of the equity basket holdings underlying the swap.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

The following table represents the equity basket holdings underlying the total return swap with BNP Custom U.S. Banks Index as of September 30, 2021:

Security Description	Shares	Value (000)	Index Weight
BNP Custom U.S. Banks Index
Bank of America Corp.	308,343	$13,089	21.37%
CIT Group, Inc.	3,298	171	0.28
Citigroup, Inc.	79,236	5,561	9.08
Citizens Financial Group	15,687	737	1.20
Comerica, Inc.	5,287	426	0.69
East West Bancorp, Inc.	4,961	385	0.63
Fifth Third Bancorp	25,079	1,064	1.74
First Republic Bank	5,750	1,109	1.81
Huntington Bancshares, Inc.	35,695	552	0.90
JPMorgan Chase & Co.	110,953	18,162	29.65
Keycorp	34,389	743	1.21
M & T Bank Corp.	4,440	663	1.08
People'S United Financial	13,619	238	0.39
Pnc Financial Services Group	15,425	3,018	4.93
Regions Financial Corp.	34,597	737	1.20
Signature Bank	1,907	519	0.85
Svb Financial Group	1,793	1,160	1.89
Truist Financial Corp.	45,852	2,689	4.39
US Bancorp	51,605	3,067	5.01
Wells Fargo & Co.	146,120	6,781	11.07
Zions Bancorp NA	6,245	387	0.63

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 1500 Anti-Value Index as of September 30, 2021:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Anti-Value Index
AAON, Inc.	787	$51	0.53%
Ambac Financial Group, Inc.	3,759	54	0.55
Axos Financial, Inc.	1,101	57	0.58
Balchem Corp.	363	53	0.54
Boeing Co. (The)	239	53	0.54
Capitol Federal Financial, Inc.	4,560	52	0.54
Celsius Holdings, Inc.	580	52	0.54
Chefs' Warehouse, Inc. (The)	1,819	59	0.61
Coherus Biosciences, Inc.	3,265	52	0.54
Commerce Bancshares, Inc.	742	52	0.53
Corvel Corp.	299	56	0.57
Cullen/Frost Bankers, Inc.	455	54	0.55
Cytokinetics, Inc.	1,689	60	0.62
Diamondrock Hospitality Co.	5,897	56	0.57
Factset Research Systems, Inc.	132	52	0.53
First Finl Bankshares, Inc.	1,153	53	0.54
Glacier BanCorp., Inc.	998	55	0.57
Great Western BanCorp, Inc.	1,764	58	0.59
Healthequity, Inc.	798	52	0.53
Helmerich & Payne	1,875	51	0.53
Hersha Hospitality Trust	5,691	53	0.54
Hess Corp.	744	58	0.60
Hilton Worldwide Holdings, Inc.	400	53	0.54
Host Hotels & Resorts, Inc.	3,146	51	0.53
Lakeland Financial Corp.	768	55	0.56
Lattice Semiconductor Corp.	800	52	0.53
Live Nation Entertainment, Inc.	590	54	0.55
Norwegian Cruise Line Holding, Inc.	2,060	55	0.56

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Now, Inc.	6,994	$54	0.55%
Par Pacific Holdings, Inc.	3,424	54	0.55
Park Hotels & Resorts, Inc.	2,690	51	0.53
Paylocity Holding Corp.	191	53	0.55
Pbf Energy, Inc.-Class A	5,366	70	0.71
Pdf Solutions, Inc.	2,232	51	0.53
Pebblebrook Hotel Trust	2,386	53	0.55
Penn Virginia Corp.	2,515	67	0.69
R1 RCM, Inc.	2,527	56	0.57
Royal Caribbean Cruises Ltd.	621	55	0.57
Sabre Corp.	4,691	56	0.57
Servisfirst Bancshares, Inc.	699	54	0.56
Signature Bank	193	52	0.54
Summit Hotel Properties, Inc.	5,723	55	0.57
Svb Financial Group	86	56	0.57
Transdigm Group, Inc.	85	53	0.54
Triumph BanCorp, Inc.	624	63	0.64
United Airlines Holdings, Inc.	1,129	54	0.55
Viad Corp.	1,185	54	0.55
Vicor Corp.	402	54	0.55
Westamerica BanCorp	918	52	0.53
Xenia Hotels & Resorts, Inc.	3,044	54	0.55

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 1500 Low Vol Index as of September 30, 2021:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Low Vol Index
Aaon, Inc.	806	$53	0.54%
American Express Co.	326	55	0.56
Amerisafe, Inc.	922	52	0.53
Arcosa, Inc.	1,053	53	0.54
Autozone, Inc.	34	57	0.59
Baker Hughes Co.	2,191	54	0.56
Capitol Federal Financial, Inc.	4,679	54	0.55
Chevron Corp.	542	55	0.57
City Holding Co.	699	54	0.56
Cme Group, Inc.	273	53	0.54
Commerce Bancshares, Inc.	762	53	0.55
Community Bank System, Inc.	760	52	0.54
Coterra Energy, Inc.	2,862	62	0.64
Cvb Financial Corp.	2,679	55	0.56
Dril-Quip, Inc.	2,277	57	0.59
Easterly Government Properties	2,507	52	0.53
Electronic Arts, Inc.	367	52	0.54
Exxon Mobil Corp.	963	57	0.58
Factset Research Systems, Inc.	136	54	0.55
First Finl Bankshares, Inc.	1,183	54	0.56
Flowers Foods, Inc.	2,220	52	0.54
Gatx Corp.	588	53	0.54
Gentex Corp.	1,665	55	0.57
Glacier Bancorp, Inc.	1,025	57	0.58
Heritage Financial Corp.	2,145	55	0.56
Jpmorgan Chase & Co.	329	54	0.56
Kinder Morgan, Inc.	3,269	55	0.56
Kkr Real Estate Finance Trust	2,456	52	0.53
Maximus, Inc.	628	52	0.54

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Mcdonald's Corp.	217	$52	0.54%
Merck & Co., Inc.	712	53	0.55
Murphy Usa, Inc.	348	58	0.60
N B T Bancorp, Inc.	1,522	55	0.57
Northrop Grumman Corp.	147	53	0.55
Northwest Bancshares, Inc.	4,133	55	0.57
O'Reilly Automotive, Inc.	88	54	0.55
Park National Corp.	462	56	0.58
Paychex, Inc.	471	53	0.55
Ps Business Parks, Inc.	332	52	0.54
Safety Insurance Group, Inc.	659	52	0.54
Southside Bancshares, Inc.	1,406	54	0.55
Southwest Airlines Co.	1,080	56	0.57
Standard Motor Productions	1,227	54	0.55
Tetra Tech, Inc.	352	53	0.54
Texas Instruments, Inc.	272	52	0.54
Thermo Fisher Scientific, Inc.	91	52	0.54
Tompkins Financial Corp.	685	55	0.57
Westamerica Bancorp	943	53	0.55
Williams Cos, Inc.	2,155	56	0.58
WR Berkley Corp.	721	53	0.54

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 500 Anti-Value Index as of September 30, 2021:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Anti-Value Index
Air Products & Chemicals, Inc.	163	$42	0.98%
American Airlines Group, Inc.	2,159	44	1.04
AON PLC — Class A	149	43	1.00
Arthur J Gallagher & Co.	300	45	1.05
Autodesk, Inc.	152	43	1.02
Ball Corp.	457	41	0.97
Bio-Techne Corp.	86	42	0.98
Boeing Co. (The)	204	45	1.05
Booking Holdings, Inc.	19	45	1.05
Carnival Corp.	1,873	47	1.10
Chipotle Mexican Grill, Inc.	23	42	0.98
Cintas Corp.	109	42	0.98
Clorox Company	258	43	1.01
Cme Group, Inc.	227	44	1.03
Copart, Inc.	307	43	1.00
Costco Wholesale Corp.	94	42	0.99
Devon Energy Corp.	1,533	54	1.28
Dexcom, Inc.	79	43	1.02
Etsy, Inc.	201	42	0.99
Fastenal Co.	817	42	0.99
First Republic Bank	221	43	1.00
Hess Corp.	636	50	1.17
Hilton Worldwide Holdings, Inc.	347	46	1.08
Host Hotels & Resorts, Inc.	2,711	44	1.04
Idex Corp.	200	41	0.98
Intercontinental Exchange, Inc.	365	42	0.99
Intuit, Inc.	77	41	0.98
Live Nation Entertainment, Inc.	505	46	1.08
Marketaxess Holdings, Inc.	98	41	0.97
Marsh & Mclennan Co.	272	41	0.97

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Mastercard, Inc. — Class A	124	$43	1.02%
Monolithic Power Systems, Inc.	89	43	1.02
Nasdaq, Inc.	220	43	1.00
Netflix, Inc.	73	45	1.05
Norwegian Cruise Line Holding, Inc.	1,749	47	1.10
Nov, Inc.	3,429	45	1.06
Old Dominion Freight Line	151	43	1.01
Paycom Software, Inc.	91	45	1.06
Phillips 66	653	46	1.08
Royal Caribbean Cruises Ltd.	534	48	1.12
Schwab (Charles) Corp.	603	44	1.03
Servicenow, Inc.	67	42	0.98
Tesla, Inc.	58	45	1.05
Transdigm Group, Inc.	73	46	1.07
Twitter, Inc.	698	42	0.99
Tyler Technologies, Inc.	91	42	0.99
UDR, Inc.	814	43	1.01
United Airlines Holdings, Inc.	936	45	1.05
Verisk Analytics, Inc.	213	43	1.00
Vulcan Materials Co.	248	42	0.99

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 500 Value Index as of September 30, 2021:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 500 Value Index
American International Group	599	$33	1.01%
Amerisourcebergen Corp.	265	32	0.97
Anthem, Inc.	88	33	1.01
Archer-Daniels-Midland Co.	549	33	1.01
AT&T, Inc.	1,194	32	0.99
Borgwarner, Inc.	768	33	1.02
C.H. Robinson Worldwide, Inc.	375	33	1.00
Capital One Financial Corp.	210	34	1.04
Cbre Group, Inc. — Class A	334	32	1.00
Centene Corp.	528	33	1.01
Citigroup, Inc.	465	33	1.00
Cognizant Tech Solutions — Class A	428	32	0.98
Comerica, Inc.	448	36	1.11
Conagra Brands, Inc.	985	33	1.02
Cvs Health Corp.	383	33	1.00
Dollar Tree, Inc.	359	34	1.05
Eog Resources, Inc.	486	39	1.20
Ford Motor Co.	2,565	36	1.12
General Motors Co.	676	36	1.09
Hewlett Packard Enterprise	2,233	32	0.98
HP, Inc.	1,160	32	0.97
Huntington Ingalls Industries	164	32	0.97
Intel Corp.	613	33	1.00
Intl Business Machines Corp.	238	33	1.01
Invesco Ltd.	1,321	32	0.98
Jacobs Engineering Group, Inc.	242	32	0.98
Juniper Networks, Inc.	1,163	32	0.98
Kimco Realty Corp.	1,527	32	0.97
Kinder Morgan, Inc.	2,048	34	1.05
Kraft Heinz Co. (The)	895	33	1.01
Leidos Holdings, Inc.	330	32	0.98

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
LKQ Corp.	645	$32	1.00%
Lumen Technologies, Inc.	2,648	33	1.01
Lyondellbasell Industries — Class A	357	34	1.03
M & T Bank Corp.	237	35	1.09
Marathon Petroleum Corp.	572	35	1.09
Mckesson Corp.	160	32	0.98
Metlife, Inc.	536	33	1.02
Micron Technology, Inc.	449	32	0.98
Molson Coors Beverage Co. — Class B	711	33	1.01
Mosaic Co. (The)	1,037	37	1.14
Northrop Grumman Corp.	92	33	1.01
Principal Financial Group	502	32	0.99
Schlumberger Ltd.	1,230	36	1.12
Simon Property Group, Inc.	251	33	1.00
Textron, Inc.	459	32	0.98
Tyson Foods, Inc. — Class A	433	34	1.05
Viacomcbs, Inc. — Class B	811	32	0.98
Weyerhaeuser Co.	939	33	1.03
Zions BanCorp NA	569	35	1.08

The following table represents the equity basket holdings underlying the total return swap with JPM SPX 1500 Value Index as of September 30, 2021:

Security Description	Shares	Value (000)	Index Weight
JPM SPX 1500 Value Index
Aaron's Co, Inc. (The)	1,926	$53	0.53%
Advansix, Inc.	1,344	53	0.54
Alliance Data Systems Corp.	542	55	0.55
American Axle & MFG Holdings	6,223	55	0.55
Ameris Bancorp	1,100	57	0.57
Arcbest Corp.	767	63	0.63
Archrock, Inc.	7,025	58	0.58
Associated Bancorp	2,505	54	0.54
Atlas Air Worldwide Holdings	684	56	0.56
Bonanza Creek Energy, Inc.	1,167	56	0.56
Boyd Gaming Corp.	861	54	0.55
Capital One Financial Corp.	328	53	0.53
Centene Corp.	852	53	0.53
Central Garden And Pet Co. — Class A	1,297	56	0.56
Chuy'S Holdings, Inc.	1,695	53	0.54
Customers Bancorp., Inc.	1,330	57	0.57
Encore Wire Corp.	595	56	0.57
Endo International PLC	16,704	54	0.54
Ew Scripps Co. (The) — Class A	3,080	56	0.56
First Horizon Corp.	3,342	54	0.55
Fnb Corp.	4,624	54	0.54
Fresh Del Monte Produce, Inc.	1,699	55	0.55
Genworth Financial, Inc. — Class A	14,589	55	0.55
Griffon Corp.	2,187	54	0.54
Group 1 Automotive, Inc.	321	60	0.61
Heidrick & Struggles International	1,227	55	0.55
Hope Bancorp, Inc.	3,833	55	0.55
Interface, Inc.	3,571	54	0.54
Laredo Petroleum, Inc.	821	67	0.67
Marathon Petroleum Corp.	903	56	0.56
Mosaic Co. (The)	1,600	57	0.57

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Ofg Bancorp	2,231	$56	0.56%
Pacwest Bancorp	1,205	55	0.55
Piper Sandler Co.	384	53	0.53
Progress Software Corp.	1,124	55	0.55
Redwood Trust, Inc.	4,156	54	0.54
Ryder System, Inc.	654	54	0.54
Schlumberger Ltd.	1,926	57	0.57
Siriuspoint Ltd.	5,788	54	0.54
Skywest, Inc.	1,157	57	0.57
Sm Energy Co.	2,554	67	0.68
Spartannash Co.	2,438	53	0.54
Tegna, Inc.	3,110	61	0.61
Treehouse Foods, Inc.	1,334	53	0.53
Trinseo SA	1,034	56	0.56
Tyson Foods, Inc. — Class A	685	54	0.54
United Natural Foods, Inc.	1,420	69	0.69
Univar Solutions, Inc.	2,249	54	0.54
Wabash National Corp.	3,534	53	0.54
Zions BanCorp NA	893	55	0.55

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. Cyclicals Index as of September 30, 2021:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Cyclicals Index
3M Co.	814	$143	1.44%
Air Products & Chemicals, Inc.	310	79	0.80
Aptiv PLC	381	57	0.57
Autozone, Inc.	32	54	0.54
Boeing Co. (The)	782	172	1.73
Booking Holdings, Inc.	58	137	1.39
Carrier Global Corp.	1,164	60	0.61
Caterpillar, Inc.	768	147	1.49
Chipotle Mexican Grill, Inc.	40	72	0.73
Csx Corp.	3,211	95	0.96
Deere & Co.	417	140	1.41
Dollar General Corp.	343	73	0.73
Dow, Inc.	1,043	60	0.61
Eaton Corp. PLC	560	84	0.84
Ecolab, Inc.	359	75	0.76
Emerson Electric Co.	845	80	0.80
Fedex Corp.	355	78	0.78
Ford Motor Co.	5,520	78	0.79
Freeport-Mcmoran, Inc.	2,049	67	0.67
General Dynamics Corp.	342	67	0.68
General Electric Co.	1,550	160	1.61
General Motors Co.	1,827	96	0.97
Home Depot, Inc.	1,513	497	5.01
Honeywell International, Inc.	981	208	2.10
Illinois Tool Works	445	92	0.93
Johnson Controls International	1,012	69	0.69
L3Harris Technologies, Inc.	295	65	0.66
Linde PLC	734	215	2.17
Lowe'S Cos, Inc.	1,027	208	2.10
Lululemon Athletica, Inc.	174	71	0.71
Marriott International — Class A	394	58	0.59
Mcdonald'S Corp.	1,049	253	2.55
The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Newmont Corp.	1,124	$61	0.62%
Nike, Inc. — Class B	1,786	259	2.62
Norfolk Southern Corp.	355	85	0.86
Northrop Grumman Corp.	222	80	0.81
O'Reilly Automotive, Inc.	99	61	0.61
Raytheon Technologies Corp.	2,147	185	1.86
Roper Technologies, Inc.	148	66	0.67
Ross Stores, Inc.	506	55	0.56
Sherwin-Williams Co. (The)	357	100	1.01
Starbucks Corp.	1,660	183	1.85
Target Corp.	703	161	1.62
Tesla, Inc.	1,078	836	8.43
Tjx Companies, Inc.	1,689	111	1.12
Trane Technologies PLC	334	58	0.58
Uber Technologies, Inc.	1,698	76	0.77
Union Pacific Corp.	940	184	1.86
United Parcel Service — Class B	1,010	184	1.85
Waste Management, Inc.	595	89	0.90

The following table represents the equity basket holdings underlying the total return swap with JPM U.S. Defensives Index as of September 30, 2021:

Security Description	Shares	Value (000)	Index Weight
JPM U.S. Defensives Index
Abbott Laboratories	2,085	$246	2.51%
Abbvie, Inc.	2,084	225	2.29
Agilent Technologies, Inc.	360	57	0.58
Align Technology, Inc.	89	59	0.60
Amgen, Inc.	682	145	1.48
Anthem, Inc.	289	108	1.10
AT&T, Inc.	8,441	228	2.32
Becton Dickinson and Co.	342	84	0.86
Biogen, Inc.	181	51	0.52
Boston Scientific Corp.	1,671	73	0.74
Bristol-Myers Squibb Co.	2,637	156	1.59
Cigna Corp.	416	83	0.85
Coca-Cola Co. (The)	4,830	253	2.58
Colgate-Palmolive Co.	947	72	0.73
Costco Wholesale Corp.	524	235	2.40
CVS Health Corp.	1,550	132	1.34
Danaher Corp.	753	229	2.34
Dexcom, Inc.	113	62	0.63
Dominion Energy, Inc.	949	69	0.71
Duke Energy Corp.	908	89	0.90
Edwards Lifesciences Corp.	736	83	0.85
Eli Lilly & Co.	956	221	2.25
Estee Lauder Companies — Class A	271	81	0.83
Exelon Corp.	1,156	56	0.57
Gilead Sciences, Inc.	1,483	104	1.06
Hca Healthcare, Inc.	322	78	0.80
Humana, Inc.	152	59	0.60
Idexx Laboratories, Inc.	100	62	0.64
Illumina, Inc.	172	70	0.71
Intuitive Surgical, Inc.	139	138	1.41
Iqvia Holdings, Inc.	226	54	0.55
Johnson & Johnson	3,105	501	5.11
Kimberly-Clark Corp.	396	52	0.53

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Portfolio of Investments (cont'd)

Global Strategist Portfolio

Security Description	Shares	Value (000)	Index Weight
Medtronic PLC	1,583	$198	2.02%
Merck & Co., Inc..	2,990	225	2.29
Moderna, Inc.	366	141	1.44
Mondelez International, Inc. — Class A	1,661	97	0.99
Nextera Energy, Inc.	2,306	181	1.85
Pepsico, Inc.	1,626	245	2.49
Pfizer, Inc.	6,535	281	2.87
Procter & Gamble Co. (The)	2,894	405	4.12
Regeneron Pharmaceuticals	125	75	0.77
Southern Co. (The)	1,248	77	0.79
Stryker Corp.	397	105	1.07
Thermo Fisher Scientific, Inc.	464	265	2.70
T-Mobile US, Inc.	731	93	0.95
Unitedhealth Group, Inc.	1,121	438	4.47
Vertex Pharmaceuticals, Inc.	309	56	0.57
Walmart, Inc.	1,831	255	2.60
Zoetis, Inc.	558	108	1.11

@  Value is less than $500.

*  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

BTP  Buoni del Tesoro Poliennali.

CPI  Consumer Price Index.

FTSE  Financial Times Stock Exchange.

LIBOR  London Interbank Offered Rate.

MSCI  Morgan Stanley Capital International.

SGX  Singapore Exchange Ltd.

TIIE  Interbank Equilibrium Interest Rate.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

CAD  —  Canadian Dollar

CHF  —  Swiss Franc

CLP  —  Chilean Peso

CNH  —  Chinese Yuan Renminbi Offshore

CNY  —  Chinese Yuan Renminbi

COP  —  Colombian Peso

CZK  —  Czech Koruna

DKK  —  Danish Krone

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

ILS  —  Israeli Shekel

INR  —  Indian Rupee

JPY  —  Japanese Yen

KRW  —  South Korean Won

MXN  —  Mexican Peso

MYR  —  Malaysian Ringgit

NOK  —  Norwegian Krone

NZD  —  New Zealand Dollar

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RON  —  Romanian New Leu

RUB  —  Russian Ruble

SEK  —  Swedish Krona

SGD  —  Singapore Dollar

THB  —  Thai Baht

TRY  —  Turkish Lira

TWD  —  Taiwan Dollar

USD  —  United States Dollar

ZAR  —  South African Rand

Portfolio Composition

Classification	Percentage of Total Investments
Fixed Income Securities	49.7%
Common Stocks	38.8
Short-Term Investments	11.5
Other**	0.0	***
Total Investments	100.0	%****

**  Industries and/or investment types representing less than 5% of total investments.

***  Amount is less than 0.05%.

****  Does not include open long/short futures contracts with a value of approximately $129,442,000 and net unrealized appreciation of approximately $2,662,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $127,000. Also does not include open swap agreements with net unrealized appreciation of approximately $584,000.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities	September 30, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $414,503)	$485,270
Investment in Security of Affiliated Issuer, at Value (Cost $60,743)	60,743
Total Investments in Securities, at Value (Cost $475,246)	546,013
Foreign Currency, at Value (Cost $1,937)	1,983
Cash	1
Receivable for Investments Sold	31,073
Receivable for Variation Margin on Futures Contracts	5,429
Due from Broker	3,582
Unrealized Appreciation on Swap Agreements	3,114
Interest Receivable	1,530
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	993
Tax Reclaim Receivable	223
Dividends Receivable	165
Receivable for Fund Shares Sold	27
Receivable from Affiliate	1
Other Assets	73
Total Assets	594,207
Liabilities:
Payable for Investments Purchased	46,550
Unrealized Depreciation on Swap Agreements	4,401
Due to Broker	2,672
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	866
Payable for Advisory Fees	606
Payable for Professional Fees	109
Payable for Trustees' Fees and Expenses	107
Payable for Custodian Fees	104
Payable for Fund Shares Redeemed	67
Payable for Shareholder Services Fees — Class A	40
Payable for Distribution and Shareholder Services Fees — Class L	8
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Administration Fees	36
Payable for Sub Transfer Agency Fees — Class I	3
Payable for Sub Transfer Agency Fees — Class A	27
Payable for Sub Transfer Agency Fees — Class L	2
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Variation Margin on Swap Agreements	26
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	4
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	135
Total Liabilities	55,767
Net Assets	$538,440
Net Assets Consist of:
Paid-in-Capital	$437,556
Total Distributable Earnings	100,884
Net Assets	$538,440

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Global Strategist Portfolio

Consolidated Statement of Assets and Liabilities (cont'd)	September 30, 2021 (000)
CLASS I:
Net Assets	$26,745
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,427,357
Net Asset Value, Offering and Redemption Price Per Share	$18.74
CLASS A:
Net Assets	$188,317
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	10,164,953
Net Asset Value, Redemption Price Per Share	$18.53
Maximum Sales Load	5.25%
Maximum Sales Charge	$1.03
Maximum Offering Price Per Share	$19.56
CLASS L:
Net Assets	$13,359
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	732,314
Net Asset Value, Offering and Redemption Price Per Share	$18.24
CLASS C:
Net Assets	$2,236
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	124,091
Net Asset Value, Offering and Redemption Price Per Share	$18.02
CLASS IS:
Net Assets	$307,783
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	16,411,303
Net Asset Value, Offering and Redemption Price Per Share	$18.75

@  Amount is less than $500.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Global Strategist Portfolio

Consolidated Statement of Operations	Year Ended September 30, 2021 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $206 of Foreign Taxes Withheld)	$4,102
Interest from Securities of Unaffiliated Issuers (Net of $7 of Foreign Taxes Withheld)	3,578
Dividends from Security of Affiliated Issuer (Note G)	13
Total Investment Income	7,693
Expenses:
Advisory Fees (Note B)	2,023
Shareholder Services Fees — Class A (Note D)	472
Distribution and Shareholder Services Fees — Class L (Note D)	102
Distribution and Shareholder Services Fees — Class C (Note D)	19
Administration Fees (Note C)	360
Professional Fees	201
Custodian Fees (Note F)	198
Sub Transfer Agency Fees — Class I	13
Sub Transfer Agency Fees — Class A	130
Sub Transfer Agency Fees — Class L	8
Sub Transfer Agency Fees — Class C	1
Pricing Fees	133
Registration Fees	79
Shareholder Reporting Fees	49
Transfer Agency Fees — Class I (Note E)	9
Transfer Agency Fees — Class A (Note E)	25
Transfer Agency Fees — Class L (Note E)	4
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	10
Interest Expenses	2
Other Expenses	32
Total Expenses	3,875
Rebate from Morgan Stanley Affiliate (Note G)	(40)
Reimbursement of Class Specific Expenses — Class I (Note B)	(7)
Reimbursement of Class Specific Expenses — Class C (Note B)	(1)
Net Expenses	3,827
Net Investment Income	3,866
Realized Gain (Loss):
Investments Sold (Net of $5 of Capital Gain Country Tax)	17,732
Foreign Currency Forward Exchange Contracts	(478)
Foreign Currency Translation	8
Futures Contracts	2,648
Swap Agreements	13,193
Net Realized Gain	33,103
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $5)	23,261
Foreign Currency Forward Exchange Contracts	(304)
Foreign Currency Translation	16
Futures Contracts	2,429
Swap Agreements	378
Net Change in Unrealized Appreciation (Depreciation)	25,780
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	58,883
Net Increase in Net Assets Resulting from Operations	$62,749

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets	Year Ended September 30, 2021 (000)	Year Ended September 30, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$3,866	$3,962
Net Realized Gain (Loss)	33,103	(1,065)
Net Change in Unrealized Appreciation (Depreciation)	25,780	17,579
Net Increase in Net Assets Resulting from Operations	62,749	20,476
Dividends and Distributions to Shareholders:
Class I	(509)	(1,022)
Class A	(1,964)	(2,927)
Class L	(78)	(214)
Class C	(6)	(28)
Class IS	(2,395)	(2,790)
Total Dividends and Distributions to Shareholders	(4,952)	(6,981)
Capital Share Transactions:(1)
Class I:
Subscribed	10,014	5,888
Distributions Reinvested	506	1,019
Redeemed	(22,895)	(31,374)
Class A:
Subscribed	7,534	2,167
Distributions Reinvested	1,928	2,875
Redeemed	(19,556)	(37,743)
Class L:
Exchanged	214	321
Distributions Reinvested	76	209
Redeemed	(1,713)	(1,507)
Class C:
Subscribed	963	208
Distributions Reinvested	6	28
Redeemed	(412)	(709)
Class IS:
Subscribed	128,905	83
Distributions Reinvested	2,395	2,790
Redeemed	(5,442)	(937)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	102,523	(56,682)
Total Increase (Decrease) in Net Assets	160,320	(43,187)
Net Assets:
Beginning of Period	378,120	421,307
End of Period	$538,440	$378,120

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Global Strategist Portfolio

Consolidated Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2021 (000)	Year Ended September 30, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	553	393
Shares Issued on Distributions Reinvested	29	65
Shares Redeemed	(1,270)	(2,066)
Net Decrease in Class I Shares Outstanding	(688)	(1,608)
Class A:
Shares Subscribed	416	140
Shares Issued on Distributions Reinvested	111	184
Shares Redeemed	(1,090)	(2,489)
Net Decrease in Class A Shares Outstanding	(563)	(2,165)
Class L:
Shares Exchanged	12	23
Shares Issued on Distributions Reinvested	4	14
Shares Redeemed	(99)	(103)
Net Decrease in Class L Shares Outstanding	(83)	(66)
Class C:
Shares Subscribed	53	14
Shares Issued on Distributions Reinvested	— @@	2
Shares Redeemed	(22)	(50)
Net Increase (Decrease) in Class C Shares Outstanding	31	(34)
Class IS:
Shares Subscribed	6,688	5
Shares Issued on Distributions Reinvested	137	177
Shares Redeemed	(306)	(70)
Net Increase in Class IS Shares Outstanding	6,519	112

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Financial Highlights

Global Strategist Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$16.08		$15.45		$17.05		$17.48		$15.79
Income from Investment Operations:
Net Investment Income(1)	0.16		0.17		0.27		0.33		0.30
Net Realized and Unrealized Gain	2.73		0.74		0.17		0.35		1.57
Total from Investment Operations	2.89		0.91		0.44		0.68		1.87
Distributions from and/or in Excess of:
Net Investment Income	(0.22)		(0.03)		(0.58)		(0.21)		(0.18)
Net Realized Gain	(0.01)		(0.25)		(1.46)		(0.90)		—
Total Distributions	(0.23)		(0.28)		(2.04)		(1.11)		(0.18)
Net Asset Value, End of Period	$18.74		$16.08		$15.45		$17.05		$17.48
Total Return(2)	18.10%		5.93%		3.74%		3.94%		11.98%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$26,745		$34,031		$57,532		$62,998		$69,017
Ratio of Expenses Before Expense Limitation	0.76%		0.84%		0.84%		0.85%		0.85%
Ratio of Expenses After Expense Limitation	0.73	%(3)	0.72	%(3)	0.72	%(3)	0.73	%(3)	0.72	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.73	%(3)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	0.90	%(3)	1.14	%(3)	1.80	%(3)	1.95	%(3)	1.87	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	115%		109%		117%		132%		176%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Financial Highlights

Global Strategist Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$15.91		$15.30		$16.90		$17.32		$15.64
Income from Investment Operations:
Net Investment Income(1)	0.12		0.13		0.23		0.28		0.25
Net Realized and Unrealized Gain	2.68		0.73		0.15		0.35		1.56
Total from Investment Operations	2.80		0.86		0.38		0.63		1.81
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		—		(0.52)		(0.15)		(0.13)
Net Realized Gain	(0.01)		(0.25)		(1.46)		(0.90)		—
Total Distributions	(0.18)		(0.25)		(1.98)		(1.05)		(0.13)
Net Asset Value, End of Period	$18.53		$15.91		$15.30		$16.90		$17.32
Total Return(2)	17.72%		5.65%		3.38%		3.68%		11.64%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$188,317		$170,643		$197,271		$221,707		$247,483
Ratio of Expenses Before Expense Limitation	1.02%		1.08%		1.09%		1.09%		1.12%
Ratio of Expenses After Expense Limitation	1.01	%(3)	1.02	%(3)	1.03	%(3)	1.03	%(3)	1.05	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.01	%(3)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	0.67	%(3)	0.87	%(3)	1.49	%(3)	1.66	%(3)	1.52	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	115%		109%		117%		132%		176%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Financial Highlights

Global Strategist Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$15.67		$15.15		$16.73		$17.15		$15.47
Income from Investment Operations:
Net Investment Income(1)	0.03		0.05		0.15		0.19		0.16
Net Realized and Unrealized Gain	2.64		0.72		0.16		0.34		1.55
Total from Investment Operations	2.67		0.77		0.31		0.53		1.71
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		—		(0.43)		(0.05)		(0.03)
Net Realized Gain	(0.01)		(0.25)		(1.46)		(0.90)		—
Total Distributions	(0.10)		(0.25)		(1.89)		(0.95)		(0.03)
Net Asset Value, End of Period	$18.24		$15.67		$15.15		$16.73		$17.15
Total Return(2)	17.09%		5.10%		2.87%		3.13%		11.07%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$13,359		$12,773		$13,356		$17,665		$20,605
Ratio of Expenses Before Expense Limitation	1.53%		1.60%		1.58%		1.58%		1.66%
Ratio of Expenses After Expense Limitation	1.52	%(3)	1.54	%(3)	1.53	%(3)	1.52	%(3)	1.57	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.52	%(3)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	0.16	%(3)	0.36	%(3)	0.97	%(3)	1.12	%(3)	1.00	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	115%		109%		117%		132%		176%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Financial Highlights

Global Strategist Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$15.49		$15.02		$16.65		$17.08		$15.42
Income (Loss) from Investment Operations:
Net Investment Income (Loss)(1)	(0.02)		0.01		0.11		0.21		0.11
Net Realized and Unrealized Gain	2.61		0.71		0.15		0.27		1.55
Total from Investment Operations	2.59		0.72		0.26		0.48		1.66
Distributions from and/or in Excess of:
Net Investment Income	(0.05)		—		(0.43)		(0.01)		—
Net Realized Gain	(0.01)		(0.25)		(1.46)		(0.90)		—
Total Distributions	(0.06)		(0.25)		(1.89)		(0.91)		—
Net Asset Value, End of Period	$18.02		$15.49		$15.02		$16.65		$17.08
Total Return(2)	16.79%		4.81%		2.55%		2.83%		10.77%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,236		$1,435		$1,906		$1,885		$1,386
Ratio of Expenses Before Expense Limitation	1.90%		1.98%		1.93%		1.99%		2.02%
Ratio of Expenses After Expense Limitation	1.83	%(3)	1.82	%(3)	1.82	%(3)	1.83	%(3)	1.82	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.83	%(3)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income (Loss)	(0.11	)%(3)	0.07	%(3)	0.73	%(3)	1.28	%(3)	0.72	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	115%		109%		117%		132%		176%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income (Loss) reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Consolidated Financial Highlights

Global Strategist Portfolio

	Class IS
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$16.10		$15.46		$17.06		$17.49		$15.79
Income from Investment Operations:
Net Investment Income(1)	0.20		0.19		0.27		0.37		0.31
Net Realized and Unrealized Gain	2.69		0.74		0.17		0.31		1.57
Total from Investment Operations	2.89		0.93		0.44		0.68		1.88
Distributions from and/or in Excess of:
Net Investment Income	(0.23)		(0.04)		(0.58)		(0.21)		(0.18)
Net Realized Gain	(0.01)		(0.25)		(1.46)		(0.90)		—
Total Distributions	(0.24)		(0.29)		(2.04)		(1.11)		(0.18)
Net Asset Value, End of Period	$18.75		$16.10		$15.46		$17.06		$17.49
Total Return(2)	18.07%		6.02%		3.77%		3.98%		12.08%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$307,783		$159,238		$151,242		$166		$137
Ratio of Expenses Before Expense Limitation	N/A		0.75%		0.75%		1.95%		2.17%
Ratio of Expenses After Expense Limitation	0.68	%(3)	0.69	%(3)	0.69	%(3)	0.70	%(3)	0.69	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.68	%(3)	N/A		N/A		N/A		N/A
Ratio of Net Investment Income	1.06	%(3)	1.21	%(3)	1.76	%(3)	2.13	%(3)	1.88	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.01%		0.02%		0.02%		0.01%		0.02%
Portfolio Turnover Rate	115%		109%		117%		132%		176%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

The accompanying notes are an integral part of the consolidated financial statements.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying consolidated financial statements relate to the Global Strategist Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its consolidated financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results may differ from those estimates.

The Fund may, consistent with its principal investment strategies, invest up to 25% of its total assets in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands, Global Strategist Cayman Portfolio, Ltd. (the "Subsidiary"). The Subsidiary may invest, directly or indirectly through the use of derivatives, in securities, commodities, commodity-related instruments and other investments, primarily futures, swaps and notes. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors. The consolidated portfolio of investments and consolidated financial statements include the positions and accounts of the Fund and the Subsidiary. All intercompany accounts and transactions of the Fund and the Subsidiary have been eliminated in consolidation and all accounting policies of the Subsidiary are consistent with those of the Fund. As of

September 30, 2021, the Subsidiary represented approximately $44,431,000 or approximately 8.25% of the total net assets of the Fund.

Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Code and recent Internal Revenue Service ("IRS") revenue rulings, which require that a mutual fund receive no more than ten percent of its gross income from such investments in order to receive favorable tax treatment as a regulated investment company ("RIC"). Tax treatment of the income received from the Subsidiary may potentially be affected by changes in legislation, regulations or other legally binding authority, which could affect the character, timing and amount of the Fund's taxable income and distributions. If such changes occur, the Fund may need to significantly change its investment strategy and recognize unrealized gains in order to remain qualified for taxation as a RIC, which could adversely affect the Fund.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other Interbank Offered Rate ("IBOR") based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser") or Morgan Stanley Investment Management Limited ("MSIM Limited") (the "Sub-Adviser"), each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (5) OTC swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange. Total return swaps may also be fair valued using direct accrual/return calculations if prices on the reference asset on the total return leg of the swap are available from a pricing service/vendor for such instrument. In the event that the reference asset on the total return leg of the swap is a benchmark index, then price of such reference asset may be obtained from a pricing service provider or from the benchmark index sponsor; (6) when market quotations are not readily available, including circumstances under which the Adviser or the Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (7) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (8) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgage	$—	$20	$—	$20
Agency Fixed Rate Mortgages	—	17,647	—	17,647
Asset-Backed Securities	—	3,015	—	3,015
Commercial Mortgage-Backed Securities	—	1,793	—	1,793
Corporate Bonds	—	63,050	—	63,050
Mortgages — Other	—	2,799	—	2,799
Sovereign	—	156,971	—	156,971
U.S. Treasury Securities	—	19,662	—	19,662
Supranational	—	6,353	—	6,353
Total Fixed Income Securities	—	271,310	—	271,310
Common Stocks
Aerospace & Defense	1,599	979	—	2,578
Air Freight & Logistics	600	558	—	1,158
Airlines	49	55	—	104
Auto Components	295	258	—	553
Automobiles	2,522	3,890	—	6,412
Banks	6,768	6,383	—	13,151
Beverages	1,537	1,419	—	2,956
Biotechnology	2,274	675	—	2,949
Building Products	527	653	—	1,180
Capital Markets	3,435	2,092	—	5,527
Chemicals	1,934	2,163	—	4,097
Commercial Services & Supplies	593	173	—	766
Communications Equipment	836	310	—	1,146
Computers & Peripherals	—	74	—	74
Construction & Engineering	64	7,968	—	8,032
Construction Materials	118	441	—	559
Consumer Finance	738	—	—	738
Containers & Packaging	403	64	—	467
Distributors	133	—	—	133
Diversified Financial Services	1,064	506	—	1,570
Diversified Telecommunication Services	1,379	1,407	—	2,786
Electric Utilities	1,784	1,407	—	3,191
Electrical Equipment	660	1,197	—	1,857

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Electronic Equipment, Instruments & Components	$733	$239		$—	$972
Energy Equipment & Services	214	32	†	—	246	†
Entertainment	2,210	215		—	2,425
Equity Real Estate Investment Trusts (REITs)	2,725	844		—	3,569
Food & Staples Retailing	1,757	889		—	2,646
Food Products	919	2,439		—	3,358
Gas Utilities	77	238		—	315
Health Care Equipment & Supplies	3,880	1,221		—	5,101
Health Care Providers & Services	2,584	366		—	2,950
Health Care Technology	190	—		—	190
Hotels, Restaurants & Leisure	8,956	2,155		—	11,111
Household Durables	382	240		—	622
Household Products	1,308	499		—	1,807
Independent Power Producers & Energy Traders	119	79		—	198
Industrial Conglomerates	1,110	945		—	2,055
Information Technology Services	6,437	976		—	7,413
Insurance	2,807	3,465		—	6,272
Interactive Media & Services	6,985	1,673		—	8,658
Internet & Direct Marketing Retail	4,349	1,943		—	6,292
Leisure Products	86	—		—	86
Life Sciences Tools & Services	1,489	487		—	1,976
Machinery	1,540	1,511		—	3,051
Marine	—	204		—	204
Media	1,470	329		—	1,799
Metals & Mining	1,055	2,217		—	3,272
Multi-Line Retail	615	298		—	913
Multi-Utilities	778	715		—	1,493
Oil, Gas & Consumable Fuels	12,854	2,745		—	15,599
Paper & Forest Products	33	249		—	282
Personal Products	187	1,284		—	1,471
Pharmaceuticals	3,712	5,512		—	9,224
Professional Services	653	978		—	1,631
Real Estate Management & Development	156	852		—	1,008
Road & Rail	1,777	66		—	1,843
Semiconductors & Semiconductor Equipment	5,838	2,066		—	7,904
Software	10,913	1,279		—	12,192
Specialty Retail	2,389	377		—	2,766
Tech Hardware, Storage & Peripherals	6,783	—		—	6,783
Textiles, Apparel & Luxury Goods	740	2,567		—	3,307
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Tobacco	$631	$541	$—	$1,172
Trading Companies & Distributors	242	465	—	707
Transportation Infrastructure	—	4,078	—	4,078
Water Utilities	109	84	—	193
Wireless Telecommunication Services	294	238	—	532
Total Common Stocks	131,398	80,272 †	—	211,670 †
Right	— @	—	—	— @
Short-Term Investments
Investment Company	60,743	—	—	60,743
U.S. Treasury Security	—	2,290	—	2,290
Total Short-Term Investments	60,743	2,290	—	63,033
Foreign Currency Forward Exchange Contracts	—	993	—	993
Futures Contracts	2,724	—	—	2,724
Interest Rate Swap Agreements	—	2,121	—	2,121
Total Return Swap Agreements	—	3,114	—	3,114
Total Assets	194,865	360,100 †	—	554,965 †
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(866)	—	(866)
Futures Contracts	(62)	—	—	(62)
Interest Rate Swap Agreements	—	(250)	—	(250)
Total Return Swap Agreements	—	(4,401)	—	(4,401)
Total Liabilities	(62)	(5,517)	—	(5,579)
Total	$194,803	$354,583 †	$—	$549,386 †

@  Value is less than $500.

†  Includes one or more securities valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common Stock (000)
Beginning Balance	$—	†
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—	†
Corporate actions	—
Change in unrealized appreciation (depreciation)	—
Realized gains (losses)	—
Ending Balance	$—
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2021	$—

†  Includes a security valued at zero.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency forward exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Consolidated Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Consolidated Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund may enter into total return swaps in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include, but not be limited to, a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swaps may be used to obtain long or short exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swaps may effectively add leverage to the Fund's portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. Total return swaps are subject to the risk that a counterparty will default on its payment obligations to the Fund thereunder, and conversely, that the Fund will not be able to meet its obligation to the counterparty.

The Fund may enter into interest rate swaps which is an agreement between two parties to exchange their respective commitments to pay or receive interest. Interest rate swaps are generally entered into on a net basis. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of market loss with respect to interest rate swaps is typically limited to the net amount of interest payments that the Fund is contractually obligated to make.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Consolidated Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Consolidated Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2021:

	Asset Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$993
Futures Contracts	Variation Margin on Futures Contracts	Commodity Risk	253	(a)
Futures Contracts	Variation Margin on Futures Contracts	Equity Risk	1,693	(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	778	(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	2,121	(a)
Swap Agreements	Unrealized Appreciation on Swap Agreements	Equity Risk	3,114
Total			$8,952
	Liability Derivatives Consolidated Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(866)
Futures Contract	Variation Margin on Futures Contract	Equity Risk	(1	)(a)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	(61	)(a)
Swap Agreements	Variation Margin on Swap Agreements	Interest Rate Risk	(250	)(a)
Swap Agreements	Unrealized Depreciation on Swap Agreements	Equity Risk	(4,401)
Total			$(5,579)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Consolidated Portfolio of Investments. The Consolidated Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(478)
Commodity Risk	Futures Contracts	(444)
Equity Risk	Futures Contracts	2,712
Interest Rate Risk	Futures Contracts	380
Equity Risk	Swap Agreements	29,693
Interest Rate Risk	Swap Agreements	(16,500)
Total		$15,363
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$(304)
Commodity Risk	Futures Contracts	227
Equity Risk	Futures Contracts	1,459
Interest Rate Risk	Futures Contracts	743
Equity Risk	Swap Agreements	(777)
Interest Rate Risk	Swap Agreements	1,155
Total		$2,503

At September 30, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$993	$(866)
Swap Agreements	3,114	(4,401)
Total	$4,107	$(5,267)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default,

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2021:

Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$15		$(1)	$—	$14
Bank of New York Mellon	6		—	—	6
Barclays Bank PLC	166		(1)	—	165
BNP Paribas SA	2,019		(1,911)	(108)	0
Citibank NA	39		(6)	—	33
Commonwealth Bank of Australia	3		—	—	3
Credit Suisse International	2		—	—	2
Goldman Sachs International	404		(44)	(340)	20
JPMorgan Chase Bank NA	1,159		(531)	(628)	0
State Street Bank and Trust Co.	—	@	—	—	—	@
UBS AG	294		(266)	—	28
Total	$4,107		$(2,760)	$(1,076)	$271

@ Value is less than $500.
Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Consolidated Statement of Assets and Liabilities (000)	Financial Instrument (000)	Collateral Pledged(d) (000)	Net Amount (not less than $0) (000)
Bank of America NA	$1	$(1)	$—	$0
Barclays Bank PLC	64	(1)	—	63
BNP Paribas SA	2,042	(1,911)	—	131
Citibank NA	6	(6)	—	0
Goldman Sachs International	2,232	(44)	(2,188)	0
JPMorgan Chase Bank NA	656	(531)	—	125
UBS AG	266	(266)	—	0
Total	$5,267	$(2,760)	$(2,188)	$319

(d) In some instances, the actual collateral received may be more than the amount shown here due to overcollateralization.

For the year ended September 30, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$141,832,000
Futures Contracts:
Average monthly notional value	$139,237,000
Swap Agreements:
Average monthly notional amount	$97,731,000

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.45% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.74% for Class I shares, 1.09% for Class A shares, 1.59% for Class L shares, 1.84% for Class C shares and 0.71% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2021, approximately $8,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Trustees. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Management Agreement (the "Agreement"). Under the Agreement, the Subsidiary will pay the Adviser at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the annual rate of 0.05%, to the average daily net assets of the Subsidiary.

The Adviser has agreed to waive its advisory fees by the amount of advisory fees it receives from the Subsidiary.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $372,782,000 and $247,865,000, respectively. For the year ended September 30, 2021, purchases and sales of long-term U.S. Government securities were approximately $257,733,000 and $241,143,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2021, advisory fees paid were reduced by approximately $40,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2021 is as follows:

Affiliated Investment Company	Value September 30, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$44,327	$491,251	$474,835	$13
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2021 (000)
Liquidity Funds	$—	$—	$60,743

During the year ended September 30, 2021, the Fund incurred approximately $2,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator, Sub-Adviser and Distributor, for portfolio transactions executed on behalf of the Fund.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the consolidated financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for consolidated financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the consolidated financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Consolidated Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:		2020 Distributions Paid From:
Ordinary Income (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Long-Term Capital Gain (000)
$4,952	$—	$5,926	$1,055

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to wash sale adjustments, resulted in the following reclassifications among the components of net assets at September 30, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$1	$(1)

At September 30, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$32,029	$4,777

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 81.6%.

K. Market Risk and Risks Relating to Certain Financial Instruments:

Market: Certain impacts to public health conditions particular to the coronavirus ("COVID-19") outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Consolidated Financial Statements (cont'd)

outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

Bitcoin: The Fund may gain exposure to the commodities markets by investing in the Subsidiary. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. The value of Fund's investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The Fund's exposure to cryptocurrency could result in substantial losses to the Fund.

LIBOR: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. On March 5,

2021, the FCA announced that LIBOR will either cease to be provided by any administrator, or no longer be representative for many LIBOR settings after December 31, 2021, and for certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021 (or a later date, if a particular Reference Rate is expected to continue beyond 2021), it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Global Strategist Portfolio

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Global Strategist Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the consolidated portfolio of investments, as of September 30, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2021, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2021

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser, to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2020, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2021. For corporate shareholders, 7.51% of the dividends qualified for the dividends received deduction.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended September 30, 2021. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $4,600,000 as taxable at this lower rate.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Merite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth year: 1959	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2022).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London, E14 4QA, England

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust., which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTGSANN
3798257 EXP 11.30.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

High Yield Portfolio

Annual Report

September 30, 2021

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	28
Report of Independent Registered Public Accounting Firm	35
Investment Advisory Agreement Approval	36
Liquidity Risk Management Program	38
Federal Tax Notice	39
U.S. Customer Privacy Notice	40
Trustee and Officer Information	43

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in High Yield Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2021

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Expense Example (unaudited)

High Yield Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Actual Ending Account Value 9/30/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
High Yield Portfolio Class I	$1,000.00	$1,033.40	$1,021.81	$3.31	$3.29	0.65%
High Yield Portfolio Class A	1,000.00	1,032.80	1,020.10	5.04	5.01	0.99
High Yield Portfolio Class L	1,000.00	1,031.30	1,018.80	6.37	6.33	1.25
High Yield Portfolio Class C	1,000.00	1,028.80	1,016.29	8.90	8.85	1.75
High Yield Portfolio Class IS	1,000.00	1,034.20	1,021.96	3.16	3.14	0.62
High Yield Portfolio Class IR	1,000.00	1,034.20	1,021.96	3.16	3.14	0.62
High Yield Portfolio Class W	1,000.00	1,037.90	1,025.07	0.00	0.00	0.00

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited)

High Yield Portfolio

The Fund seeks total return.

Performance

For the fiscal year ended September 30, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 11.38%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg U.S. Corporate High Yield Indexi (the "Index"), which returned 11.28%.

Please keep in mind that double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Factors Affecting Performance

•  The final quarter of 2020 proved a remarkable ending to a remarkable year. Confidence that vaccine rollouts would lead to "normal" economies in 2021 overcame worries about near-term lockdowns, rising hospitalizations and fatalities. As a result, risky assets continued to rally amid stronger-than-anticipated economic growth and positive vaccine news. High yield corporate spreads continued to tighten throughout the fourth quarter as the market received positive vaccine news and the market took confidence from the U.S. election result, suggesting market-friendly policy. Monetary policy remained supportive with central bank commentary continuing to stress that rates would stay low and monetary conditions easy. Over the fourth quarter, Index spreads tightened 157 basis points (bps) to end 2020 at 360 bps, which was 740 bps tighter since the March 2020 wides.ii Yields on the Index also decreased by 159 bps to 4.18%, compared to the March 2020 highs of 11.69%.

•  At the start of 2021, Treasury yields climbed higher as vaccines were rolled out faster than expected and economic data continued to improve. Data and information flow continued to imply 2021 economic activity would be very strong. A falling infection curve, vaccine rollouts, strong efficacy results, massive U.S. fiscal stimulus, high savings rates, economic reopenings and a quite dovish Federal Reserve were buttressing a very positive outlook for economies. With the $1.9 trillion support/stimulus package being implemented, U.S. fiscal policy was on a trajectory to significantly improve growth globally, not just in the U.S. With a second package, focused on infrastructure, expected to be discussed in the fall of 2021, the tailwind for the U.S. and global economy appeared strong, even with the back-up in yields in early 2021. The Index returned 0.85% in the first quarter of 2021. A year after the March 2020 pandemic-induced sell-off, the Index had returned 23.72% in the one-year period as of March 31, 2021. At the end of the first quarter of 2021, Index spreads tightened 50 bps to end March 2021 at 310 bps, which was 790 bps tighter since the March 2020 wides. Yields on the Index increased by 5 bps to 4.23%, compared to the March 2020 highs of 11.69%.

•  The second quarter of 2021 turned out to be nothing like the first. Indeed, it was a remarkable quarter with long maturity yields falling, credit spreads tightening, and equities and commodities rallying, despite ostensibly bearish data/news. The Index returned 2.74% in the quarter, bringing year-to-date (through June 30, 2021) returns to 3.62%. Over the quarter, Index yields and spreads tightened by 48 bps and 42 bps to end the month at 3.75% and 268 bps, respectively. For the year-to-date through June 30, 2021, Index spreads were 92 bps tighter as high yield corporate bonds continued to perform well amid decreasing default expectations and improving fundamentals.

•  Having enjoyed a decade of equity and bond prices generally rising together, investors have more recently had to deal with the less pleasant situation of both bonds and shares going down together. The reason for this is the growing concern that central banks — for a long time perceived as a backstop to financial markets — may have to start tightening policy, even as the economy weakens, because inflation risks are rising and need to be brought under control. Stagflation, a bad environment for most assets, is increasingly discussed as a possibility. The Index returned 0.89% in the third quarter of 2021, bringing year-to-date (through September 30, 2021) returns to 4.53%. Over the quarter, Index yields and spreads rose by 29 bps and 21 bps to end September 2021 at 4.04% and 289 bps, respectively. For the year-to-date through September 30, 2021, spreads were 71 bps tighter as high yield continued to perform well amid decreasing default expectations and improving fundamentals.

i  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and. does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

ii  Source for Bloomberg index data used in this report: Bloomberg L.P. One basis point = 0.01%

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

•  Although global monetary policy in general has continued to move in a hawkish direction, fundamentals remain solid. Technicals remain supportive as inflows have continued into the asset class, driven by the continued demand for yield in an income-starved world. This backdrop is expected to keep default and downgrade rates low.

•  The Fund's sector positioning was a major factor in the portfolio's outperformance over the period. The portfolio was positioned to be overweight the capital goods sectors, as we believed the most COVID-sensitive areas that lagged in 2020 would recover in the economic rebound. Within capital goods, security selection in the building materials and construction machinery sectors contributed positively, as did the overweight positioning to the diversified manufacturing sector. Overweight positioning to the "industrial other" sector was also additive, as was security selection in the media & entertainment sector.

•  From a ratings perspective, the Fund's overweight to B rated and CCC rated bonds contributed to performance as lower-quality bonds outperformed over the period. An off-benchmark allocation to bank loans also contributed to returns.

•  Within consumer cyclicals, the underweight positioning to leisure and autos detracted from returns. The underweight to autos was due to a single "fallen angel," that is, a bond that was downgraded from investment grade to high yield. While we did own that company, we did not own it in the same size as the Index, and this detracted from performance as this name continued to rally.

•  Within consumer non-cyclicals, the underweight positioning to the health care and wireless sectors had a negative impact on returns.

•  The Fund's underweight positioning to energy, particularly some fallen angel credits within the sector, detracted over the period as well, as these credits rallied on the back of an improving commodity backdrop.

Management Strategies

•  We have been increasingly selective with new issues, as the primary market remains wide open and weaker issuers attempt to print deals. We continue to cycle out of longer-duration BB rated bonds and are maintaining the portfolio's overweight to B and CCC rated bonds, which we believe offer better risk-adjusted return given the economic backdrop.

•  Despite spreads approaching historic lows, we believe there is still good reason to be constructive on high yield bonds given the backdrop of accommodative policy, improving fundamentals, declining default rates and ratings momentum. In fact, we believe high yield will be a beneficiary of improving trends and that fixed income allocations should continue to be oriented toward cyclical assets and away from high quality and highly interest rate sensitive bonds. As a result, we feel that high yield bonds remain one of the most appealing investment options available in fixed income, and that an actively managed portfolio of high yield bonds can be a sensible part of an overall portfolio.

•  Additionally, while high yield spreads are again nearing historical tights and valuations look close to fully priced, the asset class has improved in quality over the long term and especially since the beginning of the pandemic. As a result, we think the market may be able to support these tighter valuations.

•  Nevertheless, the months ahead are likely to produce higher volatility as the disparate views about the length and location of where we are in the economic cycle, combined with the pace and path of policy tightening, will create uncertainty and dislocations across markets. As a result, we believe active managers are poised to outperform. Aside from the standard geopolitical and pandemic-related concerns, we are monitoring the risks posed by merger and acquisition activity, inflationary pressures within supply chains and debt-funded capital expenditures.

*  Minimum Investment

**  Commenced operations on February 7, 2012.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C, Class IS, Class IR and Class W shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

High Yield Portfolio

Performance Compared to the Bloomberg U.S. Corporate High Yield Index(1) and the Lipper High Current Yield Bond Funds Index(2)

	Period Ended September 30, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(9)
Fund — Class I Shares w/o sales charges(4)	11.38%	6.05%	—	7.27%
Fund — Class A Shares w/o sales charges(4)	11.14	5.70	—	6.92
Fund — Class A Shares with maximum 3.25% sales charges(4)	7.50	5.01	—	6.55
Fund — Class L Shares w/o sales charges(4)	10.84	5.44	—	6.65
Fund — Class C Shares w/o sales charges(6)	10.20	4.92	—	4.36
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	9.20	4.92	—	4.36
Fund — Class IS Shares w/o sales charges(5)	11.49	6.10	—	5.00
Fund — Class IR Shares w/o sales charges(7)	11.49	—	—	5.48
Fund — Class W Shares w/o sales charges(8)	—	—	—	8.39
Bloomberg U.S. Corporate High Yield Index	11.28	6.52	—	6.59
Lipper High Current Yield Bond Funds Index	11.97	6.02	—	5.95

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Returns for periods less than one year are not annualized. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody's, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging market debt. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper High Current Yield Bond Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on February 7, 2012.

(5)  Commenced offering on March 28, 2014.

(6)  Commenced offering on April 30, 2015.

(7)  Commenced offering on June 15, 2018.

(8)  Commenced offering on November 16, 2020.

(9)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments

High Yield Portfolio

	Face Amount (000)	Value (000)
Fixed Income Securities (98.4%)
Corporate Bonds (95.7%)
Basic Materials (6.3%)
Avient Corp.
5.75%, 5/15/25 (a)	$250	$264
Axalta Coating Systems LLC
3.38%, 2/15/29 (a)	250	243
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV
4.75%, 6/15/27 (a)	225	235
Chemours Co. (The)
5.75%, 11/15/28 (a)	650	681
Diamond BC BV
4.63%, 10/1/29 (a)	500	508
Eldorado Gold Corp.
6.25%, 9/1/29 (a)	700	695
First Quantum Minerals Ltd.,
6.88%, 10/15/27 (a)	250	265
7.50%, 4/1/25 (a)	500	514
HB Fuller Co.
4.25%, 10/15/28	300	306
Herens Holdco Sarl
4.75%, 5/15/28 (a)	600	604
Hudbay Minerals, Inc.,
4.50%, 4/1/26 (a)	365	362
6.13%, 4/1/29 (a)	385	404
IAMGOLD Corp.
5.75%, 10/15/28 (a)	550	544
Innophos Holdings, Inc.
9.38%, 2/15/28 (a)	1,000	1,082
Kaiser Aluminum Corp.,
4.50%, 6/1/31 (a)	250	257
4.63%, 3/1/28 (a)	400	413
Kraton Polymers LLC/Kraton Polymers Capital Corp.
4.25%, 12/15/25 (a)	300	314
Minerals Technologies, Inc.
5.00%, 7/1/28 (a)	500	519
New Enterprise Stone & Lime Co., Inc.
5.25%, 7/15/28	450	456
NOVA Chemicals Corp.
4.25%, 5/15/29 (a)	300	300
Novelis Corp.
4.75%, 1/30/30 (a)	500	527
Tacora Resources, Inc.
8.25%, 5/15/26 (a)	500	510
TMS International Corp.
6.25%, 4/15/29 (a)	950	994
Trinseo Materials Operating SCA/ Trinseo Materials Finance, Inc.
5.13%, 4/1/29 (a)	525	530
Unifrax Escrow Issuer Corp.
5.25%, 9/30/28 (a)	250	253
		11,780
	Face Amount (000)	Value (000)
Communications (11.0%)
Altice Financing SA,
5.00%, 1/15/28 (a)	$550	$531
5.75%, 8/15/29 (a)	500	485
Altice France SA,
5.13%, 1/15/29 - 7/15/29 (a)	850	834
Arches Buyer, Inc.
6.13%, 12/1/28 (a)	200	204
Audacy Capital Corp.
6.50%, 5/1/27 (a)	900	922
Avaya, Inc.
6.13%, 9/15/28 (a)	500	526
Block Communications, Inc.
4.88%, 3/1/28 (a)	550	563
C&W Senior Financing DAC
6.88%, 9/15/27 (a)	500	526
Cable One, Inc.
4.00%, 11/15/30 (a)	250	249
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%, 2/1/28 (a)	400	418
Clear Channel Outdoor Holdings, Inc.
7.75%, 4/15/28 (a)	425	448
Clear Channel Worldwide Holdings, Inc.
5.13%, 8/15/27 (a)	250	259
CSC Holdings LLC
5.75%, 1/15/30 (a)	985	1,003
Diamond Sports Group LLC/ Diamond Sports Finance Co.
6.63%, 8/15/27 (a)	650	286
DISH DBS Corp.
7.75%, 7/1/26	500	565
GCI LLC
4.75%, 10/15/28 (a)	300	315
iHeartCommunications, Inc.
5.25%, 8/15/27 (a)	500	520
Lamar Media Corp.
4.00%, 2/15/30	250	258
LCPR Senior Secured Financing DAC,
5.13%, 7/15/29 (a)	300	309
6.75%, 10/15/27 (a)	800	849
Level 3 Financing, Inc.
4.63%, 9/15/27 (a)	500	515
Lumen Technologies, Inc.
4.00%, 2/15/27 (a)	375	384
Midcontinent Communications/ Midcontinent Finance Corp.
5.38%, 8/15/27 (a)	1,000	1,043
Nexstar Broadcasting, Inc.
5.63%, 7/15/27 (a)	500	530
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.63%, 3/15/30 (a)	750	753

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Communications (cont'd)
Radiate Holdco LLC/Radiate Finance, Inc.
6.50%, 9/15/28 (a)	$750	$766
Sable International Finance Ltd.
5.75%, 9/7/27 (a)	500	526
Sirius XM Radio, Inc.
4.00%, 7/15/28 (a)	425	433
Switch Ltd.
3.75%, 9/15/28 (a)	300	305
TEGNA, Inc.,
4.63%, 3/15/28	450	461
5.00%, 9/15/29	300	309
TripAdvisor, Inc.
7.00%, 7/15/25 (a)	175	186
Univision Communications, Inc.,
4.50%, 5/1/29 (a)	450	458
6.63%, 6/1/27 (a)	425	462
UPC Broadband Finco BV
4.88%, 7/15/31 (a)	500	513
UPC Holding BV
5.50%, 1/15/28 (a)	250	262
Urban One, Inc.
7.38%, 2/1/28 (a)	800	859
Virgin Media Finance PLC
5.00%, 7/15/30 (a)	900	924
Ziggo Bond Co. BV
5.13%, 2/28/30 (a)	525	539
Ziggo BV
4.88%, 1/15/30 (a)	350	361
		20,659
Consumer, Cyclical (25.5%)
AAG FH LP/AAG FH Finco, Inc.
9.75%, 7/15/24 (a)	550	548
Adient US LLC
9.00%, 4/15/25 (a)	275	297
Air Canada
3.88%, 8/15/26 (a)	300	303
Ambience Merger Sub, Inc.,
4.88%, 7/15/28 (a)	175	175
7.13%, 7/15/29 (a)	450	447
American Airlines Group, Inc.
5.00%, 6/1/22 (a)	250	251
American Airlines Inc/AAdvantage Loyalty IP Ltd.
5.75%, 4/20/29 (a)	1,000	1,079
American Axle & Manufacturing, Inc.
6.88%, 7/1/28	650	694
American Builders & Contractors Supply Co., Inc.
3.88%, 11/15/29 (a)	250	250
Aramark Services, Inc.
6.38%, 5/1/25 (a)	250	263
Asbury Automotive Group, Inc.
4.75%, 3/1/30	250	261
	Face Amount (000)	Value (000)
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 4/1/30 (a)	$650	$654
Banijay Entertainment SASU
5.38%, 3/1/25 (a)	825	852
Bath & Body Works, Inc.
6.95%, 3/1/33	750	886
Beacon Roofing Supply, Inc.
4.13%, 5/15/29 (a)	300	299
Beazer Homes USA, Inc.
5.88%, 10/15/27	500	524
Bloomin' Brands, Inc./OSI Restaurant Partners LLC
5.13%, 4/15/29 (a)	300	313
Boyd Gaming Corp.,
4.75%, 12/1/27	200	206
4.75%, 6/15/31 (a)	325	336
Boyne USA, Inc.
4.75%, 5/15/29 (a)	400	413
Caesars Entertainment, Inc.
4.63%, 10/15/29 (a)	375	380
Carrols Restaurant Group, Inc.
5.88%, 7/1/29 (a)	350	330
Carvana Co.
5.88%, 10/1/28 (a)	500	517
CCM Merger, Inc.
6.38%, 5/1/26 (a)	500	527
CD&R Smokey Buyer, Inc.
6.75%, 7/15/25 (a)	600	636
Clarios Global LP/Clarios US Finance Co
8.50%, 5/15/27 (a)	465	495
Dana, Inc.
4.25%, 9/1/30	500	515
Dealer Tire LLC/DT Issuer LLC
8.00%, 2/1/28 (a)	575	603
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.75%, 10/20/28 (a)	500	558
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50%, 2/15/23 (a)	1,268	1,327
Eagle Intermediate Global Holding BV/ Ruyi US Finance LLC
7.50%, 5/1/25 (a)	625	576
Empire Communities Corp.
7.00%, 12/15/25 (a)	550	575
Everi Holdings, Inc.
5.00%, 7/15/29 (a)	500	513
Ferrellgas LP/Ferrellgas Finance Corp.
5.88%, 4/1/29 (a)	950	923
Ford Motor Co.
9.00%, 4/22/25	750	903
Ford Motor Credit Co. LLC
4.13%, 8/17/27	250	265

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
Forestar Group, Inc.
5.00%, 3/1/28 (a)	$500	$518
Foundation Building Materials, Inc.
6.00%, 3/1/29 (a)	375	368
G-III Apparel Group Ltd.
7.88%, 8/15/25 (a)	400	434
Gap, Inc. (The)
3.63%, 10/1/29 (a)	300	301
Guitar Center, Inc.
8.50%, 1/15/26 (a)	175	188
Hawaiian Brand Intellectual Property Ltd/ HawaiianMiles Loyalty Ltd
5.75%, 1/20/26 (a)	500	524
Hilton Domestic Operating Co., Inc.
3.63%, 2/15/32 (a)	250	247
Installed Building Products, Inc.
5.75%, 2/1/28 (a)	250	263
Interface, Inc.
5.50%, 12/1/28 (a)	200	211
International Game Technology PLC
5.25%, 1/15/29 (a)	375	401
JB Poindexter & Co., Inc.
7.13%, 4/15/26 (a)	500	527
Ken Garff Automotive LLC
4.88%, 9/15/28 (a)	275	283
LBM Acquisition LLC
6.25%, 1/15/29 (a)	550	551
LCM Investments Holdings II LLC,
4.88%, 5/1/29 (a)	250	257
Series SEP
4.88%, 5/1/29 (a)	125	128
LGI Homes, Inc.
4.00%, 7/15/29 (a)	500	499
Lions Gate Capital Holdings LLC
5.50%, 4/15/29 (a)	750	776
Marriott Ownership Resorts, Inc.
4.50%, 6/15/29 (a)	400	406
Mattamy Group Corp.
5.25%, 12/15/27 (a)	500	523
Mclaren Finance PLC
7.50%, 8/1/26 (a)	450	458
Meritor, Inc.,
4.50%, 12/15/28 (a)	120	120
6.25%, 6/1/25 (a)	250	263
MGM Resorts International,
5.50%, 4/15/27	327	355
6.75%, 5/1/25	150	158
Midwest Gaming Borrower LLC/ Midwest Gaming Finance Corp
4.88%, 5/1/29 (a)	500	510
	Face Amount (000)	Value (000)
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.
6.50%, 6/20/27 (a)	$550	$599
Mohegan Gaming & Entertainment
8.00%, 2/1/26 (a)	550	574
Nathan's Famous, Inc.
6.63%, 11/1/25 (a)	1,000	1,023
National CineMedia LLC
5.75%, 8/15/26	600	481
New Home Co., Inc. (The)
7.25%, 10/15/25 (a)	750	790
Park River Holdings, Inc.
5.63%, 2/1/29 (a)	525	509
Penn National Gaming, Inc.
4.13%, 7/1/29 (a)	275	272
Performance Food Group, Inc.
5.50%, 10/15/27 (a)	300	314
PetSmart, Inc./PetSmart Finance Corp.,
4.75%, 2/15/28 (a)	250	257
7.75%, 2/15/29 (a)	250	273
Picasso Finance Sub, Inc.
6.13%, 6/15/25 (a)	506	536
Powdr Corp.
6.00%, 8/1/25 (a)	675	710
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.
5.88%, 9/1/31 (a)	750	759
Raptor Acquisition Corp./Raptor Co-Issuer LLC
4.88%, 11/1/26 (a)	450	460
Real Hero Merger Sub 2, Inc.
6.25%, 2/1/29 (a)	475	493
Rite Aid Corp.,
7.50%, 7/1/25 (a)	275	275
8.00%, 11/15/26 (a)	380	383
Scientific Games International, Inc.,
7.00%, 5/15/28 (a)	225	243
8.25%, 3/15/26 (a)	500	531
Speedway Motorsports LLC/ Speedway Funding II, Inc.
4.88%, 11/1/27 (a)	500	511
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.
8.00%, 9/20/25 (a)	300	337
SRS Distribution, Inc.
4.63%, 7/1/28 (a)	600	613
Station Casinos LLC
4.50%, 2/15/28 (a)	550	559
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp.
5.88%, 5/15/25 (a)	1,010	1,012
Superior Plus LP/Superior General Partner, Inc.
4.50%, 3/15/29 (a)	400	414
SWF Escrow Issuer Corp.
6.50%, 10/1/29 (a)(c)	325	317

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Cyclical (cont'd)
Taylor Morrison Communities, Inc.
5.88%, 6/15/27 (a)	$250	$285
Tempur Sealy International, Inc.,
3.88%, 10/15/31 (a)	250	251
4.00%, 4/15/29 (a)	350	361
Tenneco, Inc.,
5.13%, 4/15/29 (a)	325	333
7.88%, 1/15/29 (a)	325	363
Titan International, Inc.
7.00%, 4/30/28 (a)	775	818
Travel & Leisure Co.
4.63%, 3/1/30 (a)	500	515
United Airlines Holdings, Inc.
4.88%, 1/15/25	250	257
United Airlines, Inc.
4.63%, 4/15/29 (a)	475	491
Vail Resorts, Inc.
6.25%, 5/15/25 (a)	575	609
Victoria's Secret & Co.
4.63%, 7/15/29 (a)	475	485
WASH Multifamily Acquisition, Inc.
5.75%, 4/15/26 (a)	500	523
Wheel Pros, Inc.
6.50%, 5/15/29 (a)	600	581
White Cap Buyer LLC
6.88%, 10/15/28 (a)	300	317
Winnebago Industries, Inc.
6.25%, 7/15/28 (a)	550	593
Wolverine World Wide, Inc.
4.00%, 8/15/29 (a)	125	126
		48,116
Consumer, Non-Cyclical (13.5%)
Acadia Healthcare Co., Inc.
5.50%, 7/1/28 (a)	250	263
AdaptHealth LLC,
4.63%, 8/1/29 (a)	500	500
6.13%, 8/1/28 (a)	350	372
Ahern Rentals, Inc.
7.38%, 5/15/23 (a)	925	888
AHP Health Partners, Inc.
5.75%, 7/15/29 (a)	650	657
Air Methods Corp.
8.00%, 5/15/25 (a)	800	765
Akumin, Inc.
7.00%, 11/1/25 (a)	500	486
Albertsons Cos., Inc./Safeway, Inc./ New Albertson's, Inc./Albertson's LLC
5.88%, 2/15/28 (a)	250	267
Allied Universal Holdco LLC/Allied Universal Finance Corp
6.00%, 6/1/29 (a)	300	296
	Face Amount (000)	Value (000)
Alta Equipment Group, Inc.
5.63%, 4/15/26 (a)	$500	$514
AMN Healthcare, Inc.
4.00%, 4/15/29 (a)	200	206
Bausch Health Cos, Inc.
9.00%, 12/15/25 (a)	450	476
Bausch Health Cos., Inc.
4.88%, 6/1/28 (a)	250	259
Cano Health LLC
6.25%, 10/1/28 (a)	400	404
Carriage Services, Inc.
4.25%, 5/15/29 (a)	250	251
Catalent Pharma Solutions, Inc.
3.13%, 2/15/29 (a)	250	246
Central Garden & Pet Co.
5.13%, 2/1/28	400	423
Cheplapharm Arzneimittel GmbH
5.50%, 1/15/28 (a)	550	571
Chobani LLC/Chobani Finance Corp., Inc.
7.50%, 4/15/25 (a)	300	313
CHS/Community Health Systems, Inc.
6.88%, 4/15/29 (a)	450	452
CoreLogic, Inc.
4.50%, 5/1/28 (a)	250	249
CPI CG, Inc.
8.63%, 3/15/26 (a)	500	543
Edgewell Personal Care Co.
5.50%, 6/1/28 (a)	500	529
Emergent BioSolutions, Inc.
3.88%, 8/15/28 (a)	275	268
Encompass Health Corp.
4.63%, 4/1/31	150	158
Endo Dac/Endo Finance LLC/Endo Finco, Inc.
6.00%, 7/15/23 (a)	778	565
Endo Luxembourg Finance Co. I Sarl/ Endo US, Inc.
6.13%, 4/1/29 (a)	500	501
FAGE International SA/FAGE USA Dairy Industry, Inc.
5.63%, 8/15/26 (a)	500	515
Garda World Security Corp.
9.50%, 11/1/27 (a)	900	975
Grifols Escrow Issuer SA
4.75%, 10/15/28 (a)(c)	325	332
H-Food Holdings LLC/Hearthside Finance Co., Inc.
8.50%, 6/1/26 (a)	1,000	1,038
Hadrian Merger Sub, Inc.
8.50%, 5/1/26 (a)	600	622
Harsco Corp.
5.75%, 7/31/27 (a)	600	622
HCRX Investments Holdco LP
4.50%, 8/1/29 (a)	400	402

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Consumer, Non-Cyclical (cont'd)
Ingles Markets, Inc.
4.00%, 6/15/31 (a)	$200	$203
Jaguar Holding Co. II/PPD Development LP
5.00%, 6/15/28 (a)	300	323
Lannett Co., Inc.
7.75%, 4/15/26 (a)	500	461
Metis Merger Sub LLC
6.50%, 5/15/29 (a)	500	487
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc.
7.88%, 10/1/22 (a)	800	661
ModivCare Escrow Issuer, Inc.
5.00%, 10/1/29 (a)	600	623
Nielsen Finance LLC/Nielsen Finance Co.
5.63%, 10/1/28 (a)	500	519
Owens & Minor, Inc.
4.50%, 3/31/29 (a)	175	177
P&L Development LLC/PLD Finance Corp.
7.75%, 11/15/25 (a)	650	676
Post Holdings, Inc.
5.50%, 12/15/29 (a)	150	159
RP Escrow Issuer LLC
5.25%, 12/15/25 (a)	500	515
Select Medical Corp.
6.25%, 8/15/26 (a)	250	263
Service Corp. International
5.13%, 6/1/29	250	272
Signal Parent, Inc.
6.13%, 4/1/29 (a)	600	574
Simmons Foods Inc/Simmons Prepared Foods Inc/Simmons Pet Food Inc/ Simmons Feed
4.63%, 3/1/29 (a)	500	504
Sotheby's
7.38%, 10/15/27 (a)	450	476
Spectrum Brands, Inc.
5.00%, 10/1/29 (a)	500	539
Surgery Center Holdings, Inc.,
6.75%, 7/1/25 (a)	300	306
10.00%, 4/15/27 (a)	700	757
Tenet Healthcare Corp.
6.13%, 10/1/28 (a)	250	263
Teva Pharmaceutical Finance Netherlands III BV
3.15%, 10/1/26	540	518
US Foods, Inc.
6.25%, 4/15/25 (a)	250	263
		25,467
Diversified (0.3%)
Trident TPI Holdings, Inc.
6.63%, 11/1/25 (a)	500	509
	Face Amount (000)	Value (000)
Energy (12.8%)
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 6/15/29 (a)	$650	$670
Archrock Partners LP/Archrock Partners Finance Corp.,
6.25%, 4/1/28 (a)	200	207
6.88%, 4/1/27 (a)	300	316
Baytex Energy Corp.
5.63%, 6/1/24 (a)	703	708
Blue Racer Midstream LLC/Blue Racer Finance Corp.
6.63%, 7/15/26 (a)	850	891
CITGO Petroleum Corp.
6.38%, 6/15/26 (a)	300	307
CNX Resources Corp.
6.00%, 1/15/29 (a)	750	794
Colgate Energy Partners III LLC
5.88%, 7/1/29 (a)	550	555
Comstock Resources, Inc.,
5.88%, 1/15/30 (a)	350	365
6.75%, 3/1/29 (a)	500	541
CrownRock LP/CrownRock Finance, Inc.
5.63%, 10/15/25 (a)	700	717
DT Midstream, Inc.
4.13%, 6/15/29 (a)	225	228
Endeavor Energy Resources LP/ EER Finance, Inc.,
5.75%, 1/30/28 (a)	650	685
6.63%, 7/15/25 (a)	250	264
Energy Ventures Gom LLC/ EnVen Finance Corp.
11.75%, 4/15/26 (a)	800	825
EQT Corp.
3.63%, 5/15/31 (a)	125	130
Global Partners LP/GLP Finance Corp.
7.00%, 8/1/27	840	878
Hess Midstream Operations LP
4.25%, 2/15/30 (a)	300	304
Hilcorp Energy I LP/Hilcorp Finance Co.,
5.75%, 2/1/29 (a)	275	283
6.25%, 11/1/28 (a)	225	234
ITT Holdings LLC
6.50%, 8/1/29 (a)	900	909
Magnolia Oil & Gas Operating LLC/ Magnolia Oil & Gas Finance Corp.
6.00%, 8/1/26 (a)	700	720
Martin Midstream Partners LP/ Martin Midstream Finance Corp.,
10.00%, 2/29/24 (a)	218	225
11.50%, 2/28/25 (a)	992	1,031
Matador Resources Co.
5.88%, 9/15/26	800	828

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Energy (cont'd)
Murphy Oil Corp.,
5.88%, 12/1/27	$315	$328
6.38%, 7/15/28	800	847
NuStar Logistics LP
6.38%, 10/1/30	900	991
Occidental Petroleum Corp.,
3.20%, 8/15/26	270	276
6.13%, 1/1/31	1,405	1,688
6.95%, 7/1/24	525	594
Oceaneering International, Inc.
6.00%, 2/1/28	775	788
Parkland Corp. (Canada),
4.50%, 10/1/29 (a)	250	254
5.88%, 7/15/27 (a)	250	265
PBF Holding Co. LLC/PBF Finance Corp., Series WI
6.00%, 2/15/28	750	480
Rockcliff Energy II LLC
5.50%, 10/15/29 (a)(c)	200	203
Sunoco LP/Sunoco Finance Corp.
4.50%, 5/15/29	400	406
Tallgrass Energy Partners LP/ Tallgrass Energy Finance Corp.,
6.00%, 12/31/30 (a)	375	385
7.50%, 10/1/25 (a)	250	271
Targa Resources Partners LP/ Targa Resources Partners Finance Corp.,
4.88%, 2/1/31	400	432
5.50%, 3/1/30	400	438
TransMontaigne Partners LP/ TLP Finance Corp.
6.13%, 2/15/26	250	255
Vermilion Energy, Inc.
5.63%, 3/15/25 (a)	750	757
Viper Energy Partners LP
5.38%, 11/1/27 (a)	830	867
		24,140
Finance (6.7%)
Alliant Holdings Intermediate LLC/ Alliant Holdings Co-Issuer
6.75%, 10/15/27 (a)	500	518
AmWINS Group, Inc.
4.88%, 6/30/29 (a)	125	127
BroadStreet Partners, Inc.
5.88%, 4/15/29 (a)	325	324
Compass Group Diversified Holdings LLC
5.25%, 4/15/29 (a)	700	733
CTR Partnership LP/CareTrust Capital Corp.
3.88%, 6/30/28 (a)	225	234
Cushman & Wakefield US Borrower LLC
6.75%, 5/15/28 (a)	400	435
	Face Amount (000)	Value (000)
Freedom Mortgage Corp.,
6.63%, 1/15/27 (a)	$250	$243
7.63%, 5/1/26 (a)	325	332
8.25%, 4/15/25 (a)	391	399
Global Net Lease, Inc./Global Net Lease Operating Partnership LP
3.75%, 12/15/27 (a)	400	398
GTCR AP Finance, Inc.
8.00%, 5/15/27 (a)	500	528
Howard Hughes Corp. (The)
4.13%, 2/1/29 (a)	300	301
HUB International Ltd.
7.00%, 5/1/26 (a)	482	499
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
4.38%, 2/1/29	250	250
Iron Mountain, Inc.
5.25%, 7/15/30 (a)	300	319
iStar, Inc.
4.25%, 8/1/25	250	260
Jefferies Finance LLC/JFIN Co-Issuer Corp.
5.00%, 8/15/28 (a)	500	507
Jefferson Capital Holdings LLC
6.00%, 8/15/26 (a)	500	514
LD Holdings Group LLC,
6.13%, 4/1/28 (a)	250	236
6.50%, 11/1/25 (a)	350	350
LPL Holdings, Inc.
4.00%, 3/15/29 (a)	300	309
MGIC Investment Corp.
5.25%, 8/15/28	300	320
Mozart Debt Merger
5.25%, 10/1/29	500	505
Oxford Finance LLC/Oxford Finance Co-Issuer II, Inc.
6.38%, 12/15/22 (a)	750	756
PennyMac Financial Services, Inc.
5.38%, 10/15/25 (a)	400	412
PRA Group, Inc.
5.00%, 10/1/29 (a)	310	311
RHP Hotel Properties LP/RHP Finance Corp.,
4.50%, 2/15/29 (a)	250	251
4.75%, 10/15/27	250	259
RLJ Lodging Trust LP
3.75%, 7/1/26 (a)	250	252
SBA Communications Corp., Series WI
3.88%, 2/15/27	300	311
StoneX Group, Inc.
8.63%, 6/15/25 (a)	749	806
United Wholesale Mortgage LLC
5.50%, 4/15/29 (a)	275	267

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Uniti Group LP/Uniti Group Finance, Inc./ CSL Capital LLC
4.75%, 4/15/28 (a)	$275	$281
		12,547
Industrials (16.2%)
Apex Tool Group LLC/BC Mountain Finance, Inc.
9.00%, 2/15/23 (a)	500	502
APi Group DE, Inc.
4.13%, 7/15/29 (a)	350	343
Brand Industrial Services, Inc.
8.50%, 7/15/25 (a)	1,000	1,005
Brundage-Bone Concrete Pumping Holdings, Inc.
6.00%, 2/1/26 (a)	400	417
Builders FirstSource, Inc.
5.00%, 3/1/30 (a)	500	533
Cargo Aircraft Management, Inc.
4.75%, 2/1/28 (a)	500	518
Carriage Purchaser, Inc.
7.88%, 10/15/29 (a)	575	574
Cleaver-Brooks, Inc.
7.88%, 3/1/23 (a)	850	838
Cornerstone Building Brands, Inc.
6.13%, 1/15/29 (a)	275	293
CP Atlas Buyer, Inc.
7.00%, 12/1/28 (a)	800	803
Dycom Industries, Inc.
4.50%, 4/15/29 (a)	400	402
EnerSys
4.38%, 12/15/27 (a)	350	370
EnPro Industries, Inc.
5.75%, 10/15/26	250	262
Flex Acquisition Co., Inc.
6.88%, 1/15/25 (a)	550	558
Fly Leasing Ltd.
7.00%, 10/15/24 (a)	650	646
FXI Holdings, Inc.
7.88%, 11/1/24 (a)	688	703
GFL Environmental, Inc.,
4.38%, 8/15/29 (a)	200	202
4.75%, 6/15/29 (a)	300	309
Graham Packaging Co., Inc.
7.13%, 8/15/28 (a)	550	585
Great Lakes Dredge & Dock Corp.
5.25%, 6/1/29 (a)	475	492
Greif, Inc.
6.50%, 3/1/27 (a)	175	183
Griffon Corp.
5.75%, 3/1/28	750	788
Hillenbrand, Inc.
3.75%, 3/1/31	350	348
	Face Amount (000)	Value (000)
Intelligent Packaging Ltd. Finco, Inc./ Intelligent Packaging Ltd. Co-Issuer LLC
6.00%, 9/15/28 (a)	$500	$525
Intertape Polymer Group, Inc.
4.38%, 6/15/29 (a)	600	611
JPW Industries Holding Corp.
9.00%, 10/1/24 (a)	1,050	1,104
KBR, Inc.
4.75%, 9/30/28 (a)	330	336
Koppers, Inc.
6.00%, 2/15/25 (a)	500	512
Kratos Defense & Security Solutions, Inc.
6.50%, 11/30/25 (a)	600	623
Manitowoc Co., Inc. (The)
9.00%, 4/1/26 (a)	500	536
Mauser Packaging Solutions Holding Co.
7.25%, 4/15/25 (a)	1,000	995
Michael Baker International LLC
8.75%, 3/1/23	800	809
Moog, Inc.
4.25%, 12/15/27 (a)	500	514
New Enterprise Stone & Lime Co., Inc.
9.75%, 7/15/28 (a)	500	545
Owens-Brockway Glass Container, Inc.
6.63%, 5/13/27 (a)	250	268
Patrick Industries, Inc.
4.75%, 5/1/29 (a)	300	306
PGT Innovations, Inc.
4.38%, 10/1/29 (a)	600	605
Plastipak Holdings, Inc.
6.25%, 10/15/25 (a)	600	612
Roller Bearing Co. of America, Inc.
4.38%, 10/15/29 (a)(c)	250	257
Seaspan Corp.
5.50%, 8/1/29 (a)	500	511
SRM Escrow Issuer LLC
6.00%, 11/1/28 (a)	550	583
Standard Industries, Inc.
5.00%, 2/15/27 (a)	250	258
Stevens Holding Co., Inc.
6.13%, 10/1/26 (a)	350	378
Summit Materials LLC/Summit Materials Finance Corp.
5.25%, 1/15/29 (a)	450	473
TK Elevator US Newco, Inc.
5.25%, 7/15/27 (a)	550	577
TopBuild Corp.,
3.63%, 3/15/29 (a)	350	353
4.13%, 2/15/32 (a)(c)	150	152
TransDigm, Inc.
5.50%, 11/15/27	750	772
TriMas Corp.
4.13%, 4/15/29 (a)	500	512

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

High Yield Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Triumph Group, Inc.,
6.25%, 9/15/24 (a)	$500	$500
8.88%, 6/1/24 (a)	231	254
Trivium Packaging Finance BV
8.50%, 8/15/27 (a)	550	591
TTM Technologies, Inc.
4.00%, 3/1/29 (a)	650	648
Tutor Perini Corp.
6.88%, 5/1/25 (a)	750	768
Victors Merger Corp.
6.38%, 5/15/29 (a)	500	480
VM Consolidated, Inc.
5.50%, 4/15/29 (a)	325	331
Waste Pro USA, Inc.
5.50%, 2/15/26 (a)	475	480
Watco Cos. LLC/Watco Finance Corp.
6.50%, 6/15/27 (a)	750	804
XPO Logistics, Inc.
6.25%, 5/1/25 (a)	300	317
		30,574
Technology (2.6%)
Booz Allen Hamilton, Inc.
4.00%, 7/1/29 (a)	250	257
Boxer Parent Co., Inc.
7.13%, 10/2/25 (a)	350	374
CDK Global, Inc.
5.25%, 5/15/29 (a)	250	270
Clarivate Science Holdings Corp.
4.88%, 7/1/29 (a)	375	376
Diebold Nixdorf, Inc.,
8.50%, 4/15/24	350	358
9.38%, 7/15/25 (a)	325	356
J2 Global, Inc.
4.63%, 10/15/30 (a)	750	798
NCR Corp.
5.13%, 4/15/29 (a)	250	258
ON Semiconductor Corp.
3.88%, 9/1/28 (a)	200	207
Playtika Holding Corp.
4.25%, 3/15/29 (a)	650	653
Rackspace Technology Global, Inc.
5.38%, 12/1/28 (a)	425	418
Rocket Software, Inc.
6.50%, 2/15/29 (a)	250	248
Unisys Corp.
6.88%, 11/1/27 (a)	375	410
		4,983
	Face Amount (000)	Value (000)
Utilities (0.8%)
LBC Tank Terminals Holding Netherlands BV
6.88%, 5/15/23 (a)	$950	$950
PG&E Corp.
5.25%, 7/1/30	500	513
		1,463
		180,238
Variable Rate Senior Loan Interests (2.7%)
Communication Services (0.2%)
CommScope, Inc.,
2019 Term Loan B 1 Month USD LIBOR + 3.25%, 3.33%, 4/6/26 (b)	343	342
Communications (0.9%)
DirecTV Financing, LLC,
Term Loan 3 Month USD LIBOR + 5.00%, 5.75%, 7/22/27 (b)	1,000	1,002
Terrier Media Buyer, Inc.,
Term B 1 Month USD LIBOR + 3.50%, 3.58%, 12/17/26 (b)	696	696
		1,698
Consumer, Cyclical (0.6%)
Playa Resorts Holding B.V.,
2017 Term Loan B 1 Month USD LIBOR + 2.75%, 3.75%, 4/29/24 (b)	608	596
Topgolf International, Inc.,
Term B 3 Month USD LIBOR + 6.25%, 7.00%, 2/8/26 (b)	488	499
		1,095
Consumer, Non-Cyclical (0.3%)
H Food Holdings LLC,
2018 Term Loan B 1 Month USD LIBOR + 3.69%, 3.77%, 5/23/25 (b)	653	652
Energy (0.0%) (f)
Gavilan Resources, LLC,
2nd Lien Term 3 Month USD LIBOR + 5.00%, 8.25%, 3/1/24 (b)(d)(e)	1,000	—
Industrials (0.7%)
Associated Asphalt Partners, LLC,
Term B 1 Month USD LIBOR + 5.25%, 6.25%, 4/5/24 (b)	958	889
Titan Acquisition Limited,
2018 Term Loan B 3 Month USD LIBOR + 3.00%, 3.17%, 3/28/25 (b)	507	498
		1,387
		5,174
Total Fixed Income Securities (Cost $181,549)		185,412

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

High Yield Portfolio

	Shares	Value (000)
Common Stocks (0.5%)
Auto Components (0.0%) (f)
Exide Technologies (g)	592	$—
Equity Real Estate Investment Trusts (REITs) (0.1%)
American Gilsonite Co. (g)	500	263
Machinery (0.0%) (f)
Iracore International Holdings, Inc., Class A (g)(h)	470	—
Oil, Gas & Consumable Fuels (0.3%)
Lonestar Resources US, Inc. (g)	42,816	572
Semiconductors & Semiconductor Equipment (0.0%) (f)
UC Holdings, Inc. (g)	2,826	28
Transportation (0.1%)
Syncreon Group BV/Syncreon Global Finance US, Inc. (g)	1,441	134
Total Common Stocks (Cost $255)		997
	No. of Warrants
Warrants (0.0%) (f)
Transportation (0.0%) (f)
Syncreon Group BV/Syncreon Global Finance US, Inc. expires 10/2/24 (Cost $—)	2,266	85
	Shares
Short-Term Investment (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $489)	489,181	489
Total Investments (99.2%) (Cost $182,293) (i)(j)		186,983
Other Assets in Excess of Liabilities (0.8%)		1,520
Net Assets (100.0%)		$188,503

(a)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(b)  Floating or variable rate securities: The rates disclosed are as of September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  When-issued security.

(d)  Non-income producing security; bond in default.

(e)  Issuer in bankruptcy.

(f)  Amount is less than 0.05%.

(g)  Non-income producing security.

(h)  At September 30, 2021, the Fund held a fair valued security valued at $0, representing 0.00% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Trust's Trustees.

(i)  Securities are available for collateral in connection with purchase of a when-issued securities.

(j)  At September 30, 2021, the aggregate cost for federal income tax purposes is approximately $182,530,000. The aggregate gross unrealized appreciation is approximately $7,390,000 and the aggregate gross unrealized depreciation is approximately $2,938,000, resulting in net unrealized appreciation of approximately $4,452,000.

LIBOR  London Interbank Offered Rate.

REITs  Real Estate Investment Trusts.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Consumer, Cyclical	25.7%
Industrials	16.5
Consumer, Non-Cyclical	13.6
Energy	13.2
Communications	11.0
Other*	6.9
Finance	6.7
Basic Materials	6.4
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

High Yield Portfolio

Statement of Assets and Liabilities	September 30, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $181,804)	$186,494
Investment in Security of Affiliated Issuer, at Value (Cost $489)	489
Total Investments in Securities, at Value (Cost $182,293)	186,983
Interest Receivable	3,029
Receivable for Investments Sold	742
Receivable for Fund Shares Sold	526
Receivable from Affiliate	—	@
Other Assets	63
Total Assets	191,343
Liabilities:
Payable for Investments Purchased	2,561
Payable for Advisory Fees	77
Payable for Professional Fees	60
Payable for Fund Shares Redeemed	49
Payable for Sub Transfer Agency Fees — Class I	25
Payable for Sub Transfer Agency Fees — Class A	2
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	1
Payable for Administration Fees	12
Payable for Custodian Fees	9
Payable for Shareholder Services Fees — Class A	3
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	5
Payable for Transfer Agency Fees — Class I	2
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Other Liabilities	33
Total Liabilities	2,840
Net Assets	$188,503
Net Assets Consist of:
Paid-in-Capital	$195,259
Total Accumulated Loss	(6,756)
Net Assets	$188,503

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

High Yield Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2021 (000)
CLASS I:
Net Assets	$161,038
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	16,628,986
Net Asset Value, Offering and Redemption Price Per Share	$9.68
CLASS A:
Net Assets	$17,116
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,770,787
Net Asset Value, Redemption Price Per Share	$9.67
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.32
Maximum Offering Price Per Share	$9.99
CLASS L:
Net Assets	$383
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	39,599
Net Asset Value, Offering and Redemption Price Per Share	$9.67
CLASS C:
Net Assets	$6,418
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	664,988
Net Asset Value, Offering and Redemption Price Per Share	$9.65
CLASS IS:
Net Assets	$3,526
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	363,782
Net Asset Value, Offering and Redemption Price Per Share	$9.69
CLASS IR:
Net Assets	$11
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,172
Net Asset Value, Offering and Redemption Price Per Share	$9.69
CLASS W:
Net Assets	$11
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,119
Net Asset Value, Offering and Redemption Price Per Share	$9.69

@  Amount is less than $500.
The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

High Yield Portfolio

Statement of Operations	Year Ended September 30, 2021 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$11,658
Dividends from Securities of Unaffiliated Issuers	11
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	11,669
Expenses:
Advisory Fees (Note B)	1,139
Professional Fees	200
Sub Transfer Agency Fees — Class I	197
Sub Transfer Agency Fees — Class A	15
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	6
Administration Fees (Note C)	152
Registration Fees	112
Shareholder Services Fees — Class A (Note D)	39
Distribution and Shareholder Services Fees — Class L (Note D)	2
Distribution and Shareholder Services Fees — Class C (Note D)	72
Pricing Fees	36
Shareholder Reporting Fees	16
Custodian Fees (Note F)	14
Transfer Agency Fees — Class I (Note E)	10
Transfer Agency Fees — Class A (Note E)	4
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Transfer Agency Fees — Class IR (Note E)	2
Transfer Agency Fees — Class W (Note E)	2
Trustees' Fees and Expenses	7
Interest Expenses	3
Other Expenses	27
Total Expenses	2,062
Waiver of Advisory Fees (Note B)	(526)
Reimbursement of Class Specific Expenses — Class I (Note B)	(159)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Reimbursement of Class Specific Expenses — Class W (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(1)
Net Expenses	1,368
Net Investment Income	10,301
Realized Gain:
Investments Sold	3,014
Change in Unrealized Appreciation (Depreciation):
Investments	6,998
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	10,012
Net Increase in Net Assets Resulting from Operations	$20,313

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

High Yield Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2021 (000)	Year Ended September 30, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$10,301	$11,662
Net Realized Gain (Loss)	3,014	(12,570)
Net Change in Unrealized Appreciation (Depreciation)	6,998	(417)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,313	(1,325)
Dividends and Distributions to Shareholders:
Class I	(8,915)	(10,175)
Class A	(808)	(1,185)
Class L	(21)	(25)
Class C	(327)	(300)
Class IS	(363)	(284)
Class IR	(1)	(1)
Class W	(1)	—
Total Dividends and Distributions to Shareholders	(10,436)	(11,970)
Capital Share Transactions:(1)
Class I:
Subscribed	33,597	47,804
Distributions Reinvested	8,915	10,167
Redeemed	(45,362)	(66,806)
Class A:
Subscribed	8,230	11,003
Distributions Reinvested	806	1,080
Redeemed	(7,339)	(19,692)
Class L:
Distributions Reinvested	21	25
Redeemed	(85)	(40)
Class C:
Subscribed	1,752	4,023
Distributions Reinvested	325	297
Redeemed	(3,688)	(1,823)
Class IS:
Subscribed	2,465	13,072
Distributions Reinvested	363	284
Redeemed	(5,059)	(9,316)
Class IR:
Distributions Reinvested	1	1
Class W:
Subscribed	10 (a)	—
Distributions Reinvested	1 (a)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,047)	(9,921)
Total Increase (Decrease) in Net Assets	4,830	(23,216)
Net Assets:
Beginning of Period	183,673	206,889
End of Period	$188,503	$183,673

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

High Yield Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2021 (000)		Year Ended September 30, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	$3,499		$5,249
Shares Issued on Distributions Reinvested	935		1,101
Shares Redeemed	(4,736)		(7,471)
Net Decrease in Class I Shares Outstanding	(302)		(1,121)
Class A:
Shares Subscribed	863		1,208
Shares Issued on Distributions Reinvested	85		117
Shares Redeemed	(769)		(2,234)
Net Increase (Decrease) in Class A Shares Outstanding	179		(909)
Class L:
Shares Issued on Distributions Reinvested	2		3
Shares Redeemed	(9)		(5)
Net Decrease in Class L Shares Outstanding	(7)		(2)
Class C:
Shares Subscribed	183		466
Shares Issued on Distributions Reinvested	34		32
Shares Redeemed	(386)		(201)
Net Increase (Decrease) in Class C Shares Outstanding	(169)		297
Class IS:
Shares Subscribed	256		1,547
Shares Issued on Distributions Reinvested	38		32
Shares Redeemed	(526)		(1,014)
Net Increase (Decrease) in Class IS Shares Outstanding	(232)		565
Class IR:
Shares Issued on Distributions Reinvested	—	@@	— @@
Class W:
Shares Subscribed	1	(a)	—
Shares Issued on Distributions Reinvested	—	@@(a)	—
Net Increase in Class W Shares Outstanding	1	(a)	—

@@  Amount is less than 500 shares.

(a)  For the period November 16, 2020 to September 30, 2021.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

High Yield Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.19		$9.78		$9.96		$10.15		$9.92
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.53		0.57		0.63		0.65		0.70
Net Realized and Unrealized Gain (Loss)	0.49		(0.57)		(0.19)		(0.16)		0.20
Total from Investment Operations	1.02		0.00		0.44		0.49		0.90
Distributions from and/or in Excess of:
Net Investment Income	(0.53)		(0.59)		(0.62)		(0.68)		(0.67)
Net Asset Value, End of Period	$9.68		$9.19		$9.78		$9.96		$10.15
Total Return(2)	11.38%		0.15%		4.68%		5.01%		9.40%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$161,038		$155,539		$176,483		$149,683		$64,007
Ratio of Expenses Before Expense Limitation	1.03%		1.02%		0.98%		1.00%		1.06%
Ratio of Expenses After Expense Limitation	0.65	%(3)	0.65	%(3)	0.65	%(3)	0.65	%(3)	0.66	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.65	%(3)	0.65	%(3)	0.65	%(3)	0.65	%(3)	0.65	%(3)
Ratio of Net Investment Income	5.50	%(3)	6.20	%(3)	6.51	%(3)	6.49	%(3)	7.01	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	54%		69%		42%		39%		73%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

High Yield Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.17		$9.76		$9.94		$10.13		$9.90
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.49		0.55		0.60		0.61		0.67
Net Realized and Unrealized Gain (Loss)	0.51		(0.58)		(0.20)		(0.16)		0.20
Total from Investment Operations	1.00		(0.03)		0.40		0.45		0.87
Distributions from and/or in Excess of:
Net Investment Income	(0.50)		(0.56)		(0.58)		(0.64)		(0.64)
Net Asset Value, End of Period	$9.67		$9.17		$9.76		$9.94		$10.13
Total Return(2)	11.14%		(0.22)%		4.28%		4.64%		9.04%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,116		$14,595		$24,401		$30,242		$68,878
Ratio of Expenses Before Expense Limitation	1.27%		1.31%		1.23%		1.29%		1.34%
Ratio of Expenses After Expense Limitation	0.99	%(3)	1.00	%(3)	0.99	%(3)	1.00	%(3)	1.01	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.99	%(3)	1.00	%(3)	0.99	%(3)	1.00	%(3)	1.00	%(3)
Ratio of Net Investment Income	5.16	%(3)	5.87	%(3)	6.17	%(3)	6.14	%(3)	6.65	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	54%		69%		42%		39%		73%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

High Yield Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.17		$9.76		$9.94		$10.13		$9.91
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.47		0.52		0.57		0.59		0.64
Net Realized and Unrealized Gain (Loss)	0.51		(0.58)		(0.19)		(0.16)		0.19
Total from Investment Operations	0.98		(0.06)		0.38		0.43		0.83
Distributions from and/or in Excess of:
Net Investment Income	(0.48)		(0.53)		(0.56)		(0.62)		(0.61)
Net Asset Value, End of Period	$9.67		$9.17		$9.76		$9.94		$10.13
Total Return(2)	10.84%		(0.46)%		4.06%		4.37%		8.75%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$383		$425		$468		$504		$502
Ratio of Expenses Before Expense Limitation	1.98%		1.91%		1.86%		1.91%		1.90%
Ratio of Expenses After Expense Limitation	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.26	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.25	%(3)	1.25	%(3)
Ratio of Net Investment Income	4.90	%(3)	5.60	%(3)	5.93	%(3)	5.90	%(3)	6.40	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	54%		69%		42%		39%		73%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

High Yield Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.16		$9.75		$9.93		$10.12		$9.89
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.42		0.46		0.52		0.54		0.59
Net Realized and Unrealized Gain (Loss)	0.50		(0.56)		(0.19)		(0.16)		0.20
Total from Investment Operations	0.92		(0.10)		0.33		0.38		0.79
Distributions from and/or in Excess of:
Net Investment Income	(0.43)		(0.49)		(0.51)		(0.57)		(0.56)
Net Asset Value, End of Period	$9.65		$9.16		$9.75		$9.93		$10.12
Total Return(2)	10.20%		(0.93)%		3.55%		3.91%		8.24%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,418		$7,633		$5,226		$5,811		$3,585
Ratio of Expenses Before Expense Limitation	2.01%		2.02%		1.98%		2.01%		2.09%
Ratio of Expenses After Expense Limitation	1.74	%(3)	1.74	%(3)	1.74	%(3)	1.73	%(3)	1.76	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	1.74	%(3)	1.74	%(3)	1.74	%(3)	1.73	%(3)	1.75	%(3)
Ratio of Net Investment Income	4.41	%(3)	5.06	%(3)	5.43	%(3)	5.41	%(3)	5.90	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	54%		69%		42%		39%		73%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

High Yield Portfolio

	Class IS
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.19		$9.78		$9.96		$10.15		$9.92
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.53		0.55		0.64		0.65		0.69
Net Realized and Unrealized Gain (Loss)	0.50		(0.55)		(0.20)		(0.16)		0.21
Total from Investment Operations	1.03		0.00		0.44		0.49		0.90
Distributions from and/or in Excess of:
Net Investment Income	(0.53)		(0.59)		(0.62)		(0.68)		(0.67)
Net Asset Value, End of Period	$9.69		$9.19		$9.78		$9.96		$10.15
Total Return(2)	11.49%		0.18%		4.71%		5.04%		9.43%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,526		$5,471		$301		$865		$560
Ratio of Expenses Before Expense Limitation	0.94%		0.94%		1.11%		1.15%		0.99%
Ratio of Expenses After Expense Limitation	0.62	%(3)	0.62	%(3)	0.62	%(3)	0.62	%(3)	0.62	%(3)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.62	%(3)	0.62	%(3)	0.62	%(3)	0.62	%(3)	0.62	%(3)
Ratio of Net Investment Income	5.54	%(3)	6.20	%(3)	6.55	%(3)	6.52	%(3)	6.93	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	54%		69%		42%		39%		73%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

High Yield Portfolio

	Class IR
	Year Ended September 30,						Period from June 15, 2018(1) to
Selected Per Share Data and Ratios	2021		2020		2019		September 30, 2018
Net Asset Value, Beginning of Period	$9.19		$9.78		$9.96		$9.93
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.50		0.52		0.56		0.16
Net Realized and Unrealized Gain (Loss)	0.53		(0.52)		(0.12)		0.03
Total from Investment Operations	1.03		0.00		0.44		0.19
Distributions from and/or in Excess of:
Net Investment Income	(0.53)		(0.59)		(0.62)		(0.16)
Net Asset Value, End of Period	$9.69		$9.19		$9.78		$9.96
Total Return(3)	11.49%		0.18%		4.71%		1.92	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period, (Thousands)	$11		$10		$10		$10
Ratio of Expenses Before Expense Limitation	18.97%		20.43%		20.17%		18.62	%(7)
Ratio of Expenses After Expense Limitation	0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.62	%(4)	0.62	%(4)	0.62	%(4)	0.62	%(4)(7)
Ratio of Net Investment Income	5.26	%(4)	5.70	%(4)	5.80	%(4)	5.75	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.00	%(5)	0.00	%(5)(7)
Portfolio Turnover Rate	54%		69%		42%		39	%(6)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

High Yield Portfolio

	Class W
Selected Per Share Data and Ratios	Period from November 16, 2020(1) to September 30, 2021
Net Asset Value, Beginning of Period	$9.42
Income from Investment Operations:
Net Investment Income(2)	0.51
Net Realized and Unrealized Gain	0.26
Total from Investment Operations	0.77
Distributions from and/or in Excess of:
Net Investment Income	(0.50)
Net Asset Value, End of Period	$9.69
Total Return(3)	8.39	%(6)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses Before Expense Limitation	20.81	%(7)
Ratio of Expenses After Expense Limitation	0.00	%(4)(7)
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	0.00	%(4)(7)
Ratio of Net Investment Income	6.09	%(4)(7)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)(7)
Portfolio Turnover Rate	54	%(6)

(1)  Commencement of Offering.

(2)  Per share amount is based on average shares outstanding.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(5)  Amount is less than 0.005%.

(6)  Not annualized.

(7)  Annualized.

The accompanying notes are an integral part of the financial statements.
27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the High Yield Portfolio. The Fund seeks total return. The Fund offers seven classes of shares — Class I, Class A, Class L, Class C, Class IS, Class IR and Class W. On November 16, 2020, the Fund commenced offering Class W shares.

The Fund has suspended offering Class L shares for sale to all investors. Class L shareholders of the Fund do not have the option to purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other Interbank Offered Rate ("IBOR") based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) an equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (3) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (4) certain senior collateralized loans ("Senior Loans") are valued based on quotations received from an independent pricing service; (5) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$180,238		$—		$180,238
Variable Rate Senior Loan Interests	—	5,174	†	—		5,174	†
Total Fixed Income Securities	—	185,412	†	—		185,412	†
Common Stocks
Auto Components	—	—	†	—		—	†
Equity Real Estate Investment Trusts (REITs)	—	263		—		263
Machinery	—	—		—	†	—	†
Oil, Gas & Consumable Fuels	572	—		—		572
Semiconductors & Semiconductor Equipment	—	28		—		28
Transportation	—	134		—		134
Total Common Stocks	572	425	†	—	†	997	†
Warrant	—	85		—		85
Short-Term Investment
Investment Company	489	—		—		489
Total Assets	$1,061	$185,922	†	$—	†	$186,983	†

†  Includes one or more securities valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

High Yield	Common Stock (000)
Beginning Balance	$60
Purchases	—
Sales	—
Amortization of discount	—
Transfers in	—
Transfers out	—
Corporate actions	—
Change in unrealized appreciation (depreciation)	(60)
Realized gains (losses)	—
Ending Balance	$— †
Net change in unrealized appreciation (depreciation) from investments still held as of September 30, 2021	$(60)

†  Includes one security valued at zero.

3.  Senior Loans: Senior Loans are typically structured by a syndicate of lenders ("Lenders"), one or more of which administers the Senior Loan on behalf of the Lenders ("Agent"). Lenders may sell interests in Senior Loans to third parties ("Participations") or may assign all or a portion of their interest in a Senior Loan to third parties ("Assignments"). Senior Loans are exempt from registration under the Securities Act of 1933. Presently, Senior Loans are not readily marketable and are often subject to restrictions on resale.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

6.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. When the Fund buys an interest in a Senior Loan, it may receive a commitment fee which is paid to lenders on an ongoing basis based upon the undrawn portion committed by the lenders of the underlying Senior Loan. The Fund accrues the commitment fee over the expected term of the loan. When the Fund sells an interest in a Senior Loan, it may be required to pay fees or commissions to the purchaser of the interest. Fees received in connection with loan amendments are accrued as earned. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Fund can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually in the following calendar year. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.60% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.65% for Class I shares, 1.00% for Class A shares, 1.25% for Class L shares, 1.75% for Class C shares, 0.62% for Class IS shares, 0.62% for Class IR shares and 0.00% for Class W shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2021, approximately $526,000 of advisory fees were waived and approximately $167,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities, and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $101,607,000 and $105,343,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended September 30, 2021.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2021, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2021 is as follows:

Affiliated Investment Company	Value September 30, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$1,083	$47,895	$48,489	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2021 (000)
Liquidity Funds	$—	$—	$489

@  Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From: Ordinary Income (000)	2020 Distributions Paid From: Ordinary Income (000)
$10,436	$11,970

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2021.

At September 30, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$986	$—

At September 30, 2021, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $2,064,000 and $10,122,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $2,818,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 55.1%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus ("COVID-19") outbreak could impact the operations and financial performance of certain of

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

L. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. On March 5, 2021, the FCA announced that LIBOR will either cease to be provided by any administrator, or no longer be representative for many LIBOR settings after December 31, 2021, and for certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021 (or a later date, if a particular Reference Rate is expected to continue beyond 2021), it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
High Yield Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of High Yield Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2021

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2020, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the one- and third-year periods but better than its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's contractual management fee was higher than but close to its peer group average and the actual management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2021.

The Fund designated approximately $1,100,000 of its distributions paid as business interest income.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Merite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

45

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth year: 1959	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2022).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

46

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Director and Officer Information

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

47

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTHYANN
3798290 EXP 11.30.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Short Duration Income Portfolio

Annual Report

September 30, 2021

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	16
Statement of Operations	18
Statements of Changes in Net Assets	19
Financial Highlights	21
Notes to Financial Statements	26
Report of Independent Registered Public Accounting Firm	34
Investment Advisory Agreement Approval	35
Liquidity Risk Management Program	37
U.S. Customer Privacy Notice	38
Trustee and Officer Information	41

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Short Duration Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2021

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Expense Example (unaudited)

Short Duration Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Actual Ending Account Value 9/30/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Short Duration Income Portfolio Class I	$1,000.00	$1,006.10	$1,023.56	$1.51	$1.52	0.30%
Short Duration Income Portfolio Class A	1,000.00	1,003.60	1,022.31	2.76	2.79	0.55
Short Duration Income Portfolio Class L	1,000.00	1,003.50	1,021.06	4.02	4.05	0.80
Short Duration Income Portfolio Class C	1,000.00	1,000.10	1,018.55	6.52	6.58	1.30
Short Duration Income Portfolio Class IS	1,000.00	1,006.30	1,023.87	1.21	1.22	0.24

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited)

Short Duration Income Portfolio

The Fund seeks above-average total return over a market cycle of three to five years.

Performance

For the fiscal year ended September 30, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 1.57%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg 1-3 Year U.S. Government/Credit Indexi (the "Index"), which returned 0.30%.

Factors Affecting Performance

•  Government bond yields rose significantly over the period, particularly in the first quarter of 2021, in the U.S. and throughout the world as vaccines were rolled out faster than expected and economic data continued to improve. This helped relative performance as the Fund had a short duration position versus the Index. This gain was partially offset by the portfolio's underweight positioning to the front end of the yield curve, which marginally detracted from returns.

•  The portfolio's overweight to investment grade corporate bonds contributed positively to relative performance. Credit spreads have tightened significantly over the period amid improving economic data and momentum gains in the vaccination rollout in the U.S. in 2021.

•  The portfolio's exposure to securitized credit — namely non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), as well as asset-backed securities (ABS) — also contributed to relative performance as securitized spreads have continued to recover in 2021. We have continued to see better risk-adjusted value in residential and residential-related sectors as housing markets remained very strong and residential credit spreads have been wider than most ABS and have carried lower risks than most CMBS.

Management Strategies

•  Resurgent COVID-19 infections present a potential headwind to the U.S. and global economy getting back to trend growth. We still view it as a potentially delaying, rather than derailing, risk. Even though some economies have recovered quicker than anticipated, they are still operating below their estimated capacity, especially in the services sector, and the pandemic has most likely led to, or accelerated, structural changes to the economy, which could cause disruption for some time. While we do not expect a dramatic sell-off in government bond markets, we think the risk is skewed to yields rising, as markets price in the path to monetary policy normalization.

•  We expect inflation to remain high for some time, with year-over-year rates not declining until the second half of 2022. It is still our view that the surge is mainly transitory, due to technical factors, higher commodity prices and temporary bottlenecks in the economy. However, there is a risk that higher inflation proves to be more sustained, as wages and housing costs (which are usually more sticky than other prices) and inflation expectations (both market-based measures and consumer surveys) have also risen.

•  The backdrop for the U.S. Treasury market remains positive, in our view. Tapering of the Federal Reserve's (Fed) asset purchases is expected to be announced in November or December 2021. For now, we stick with our outlook for Treasury yields to drift higher.

•  Looking forward, we see credit as fully valued but likely to consolidate at current levels supported by the four pillars of: (1) expectations financial conditions will remain easy, supporting low default rates; (2) economic activity that is expected to rebound as vaccinations allow economies to reopen; (3) strong corporate profitability with conservative balance sheet management as overall uncertainty remains high; and (4) demand for credit to stay strong as excess liquidity looks to be invested. We expect good ability to earn attractive incremental yield but see limited opportunities for capital gains from spread tightening.

i  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and. does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

•  Within securitized assets, U.S. residential credit-related assets appear to offer more attractive opportunities, in our view, as the fundamentals of the housing market continue to be strong. U.S. home prices are up nearly 20% over the past year, driven by affordability from low mortgage rates, low housing supply, and increasing demand from both the millennial generation (largest U.S. demographic cohort ever) and the evolving work-from-home dynamics.ii We favor more stable, very high-quality (AAA through A rated securities) CMBS sectors such as multi-family and office over shopping centers. Within ABS, we have a mixed outlook, with traditional consumer ABS (credit cards and auto loans) looking relatively expensive while the more COVID-challenged ABS sectors continue to offer much greater recovery potential. We remain negative on agency mortgage-backed securities (MBS) given our concerns about the potential impact on agency MBS if the Fed begins to taper its MBS purchases. We believe the Fed's taper plans have been thoroughly communicated and priced into the market, as spreads have widened meaningfully in 2021 in anticipation of this taper.

*  Minimum Investment

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class L, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

ii  Source: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index. Data as of September 30, 2021.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Short Duration Income Portfolio

Performance Compared to the Bloomberg 1-3 Year Government/Credit Index(1), the Short Duration Income Blend Index(2) and the Lipper Short Investment Grade Debt Funds Index(3)

	Period Ended September 30, 2021 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(10)
Fund — Class I Shares w/o sales charges(5)	1.57%	2.55%	2.66%	3.06%
Fund — Class A Shares w/o sales charges(6)	1.20	2.31	2.40	0.68
Fund — Class A Shares with maximum 2.00% sales charges(6)	–0.82	1.89	2.19	0.54
Fund — Class L Shares w/o sales charges(7)	1.06	2.06	—	2.03
Fund — Class C Shares w/o sales charges(8)	0.41	1.51	—	1.98
Fund — Class C Shares with maximum 1.00% deferred sales charges(8)	–0.59	1.51	—	1.98
Fund — Class IS Shares w/o sales charges(9)	1.62	2.65	—	3.60
Bloomberg 1-3 Year U.S. Government/Credit Index	0.30	1.89	1.47	3.79
Short Duration Income Blend Index	0.30	1.81	1.35	3.75
Lipper Short Investment Grade Debt Funds Index	1.64	2.42	2.08	3.69

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg 1-3 Year U.S. Government/Credit Index tracks the securities in the 1-3 year maturity range of the Bloomberg U.S. Government/Credit Index which tracks investment-grade (BBB-/Baa3) or higher publicly traded fixedrate U.S. government, U.S. agency, and corporate issues. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Short Duration Income Blend Index is a performance linked benchmark of the old benchmarks represented by Bloomberg 1-3 Year U.S. Government/Credit Index for periods from the Fund's inception to January 8, 2016, the ICE BofA 1-Year U.S. Treasury Note Index (benchmark that tracks one-year U.S. government securities) from January 9, 2016 to July 31, 2019 and the new benchmark represented by Bloomberg 1-3 Year U.S. Government/Credit index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Short Investment Grade Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Short Investment Grade Debt Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on March 31, 1992.

(6)  Commenced offering on September 28, 2007.

(7)  Commenced offering on April 27, 2012.

(8)  Commenced offering on April 30, 2015.

(9)  Commenced offering on January 11, 2016.

(10)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments

Short Duration Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (95.4%)
Agency Adjustable Rate Mortgages (0.1%)
Federal Home Loan Mortgage Corporation, Conventional Pools:
1 Year CMT + 2.18%, 2.30%, 6/1/38	$87		$94
1 Year CMT + 2.32%, 2.40%, 3/1/37	234		250
1 Year CMT + 2.32%, 2.42%, 7/1/38	162		173
1 Year CMT + 2.34%, 2.45%, 1/1/36	169		181
			698
Agency Bond — Consumer Discretionary (U.S. Government Guaranteed) (0.0%) (a)
Safina Ltd.
2.00%, 12/30/23	203		206
Agency Fixed Rate Mortgages (0.2%)
Federal Home Loan Mortgage Corporation,
Gold Pools:
4.50%, 12/1/24	91		96
6.50%, 4/1/24	—	@	—	@
7.50%, 5/1/35	14		17
8.00%, 8/1/32	8		9
8.50%, 8/1/31	9		11
Federal National Mortgage Association,
Conventional Pools:
4.50%, 6/1/24 - 7/1/24	144		151
5.00%, 12/1/23 - 12/1/24	70		73
6.00%, 9/1/37	36		43
6.50%, 2/1/28 - 10/1/32	114		127
7.00%, 7/1/29 - 3/1/37	136		153
7.50%, 8/1/37	19		22
8.00%, 4/1/33	34		40
8.50%, 10/1/32	16		19
Government National Mortgage Association,
Various Pools:
6.00%, 11/15/38	62		72
8.50%, 7/15/30	13		14
			847
Asset-Backed Securities (15.2%)
AIMCO CLO,
Series 2018-B
3 Month USD LIBOR + 1.10%, 1.23%, 1/15/32 (b)(c)	1,725		1,726
Ajax Mortgage Loan Trust,
1.70%, 5/25/59 (c)	760		768
2.24%, 6/25/66 (c)	955		954
AMSR Trust
2.11%, 9/17/37 (c)	975		977
Aqua Finance Trust,
1.79%, 7/17/46 (d)	910		910
3.14%, 7/16/40 (c)	207		212
Arbor Realty Commercial Real Estate Notes 2021-FL3 Ltd.
1 Month USD LIBOR + 1.07%, 1.16%, 8/15/34 (b)(c)	1,200		1,202
	Face Amount (000)	Value (000)
Bayview Opportunity Master Fund Trust
3.50%, 1/28/55 (b)(c)	$128	$131
Blackbird Capital Aircraft
2.44%, 7/15/46 (c)	821	824
CarMax Auto Owner Trust
1.70%, 11/15/24	1,723	1,740
CFMT 2020-HB4 LLC
2.72%, 12/26/30 (b)(c)	1,625	1,627
CNH Equipment Trust
2.01%, 12/16/24	1,309	1,328
Commonbond Student Loan Trust
1.20%, 3/25/52 (c)	1,442	1,436
Conn's Receivables Funding 2020-A LLC
1.71%, 6/16/25 (c)	153	153
Consumer Loan Underlying Bond Credit Trust
3.28%, 7/15/26 (c)	498	500
ECMC Group Student Loan Trust,
Class A1B
1 Month USD LIBOR + 1.00%, 1.09%, 1/27/70 (b)(c)	972	987
Fair Square Issuance Trust
2.90%, 9/20/24 (c)	300	302
Falcon Aerospace Ltd.
3.60%, 9/15/39 (c)	335	332
FCI Funding 2019-1 LLC
3.63%, 2/18/31 (c)	83	84
FCI Funding LLC
1.13%, 4/15/33 (c)	576	577
FHF Trust,
0.83%, 12/15/26 (c)	805	805
1.27%, 3/15/27 (c)	533	533
Finance of America HECM Buyout
1.59%, 2/25/31 (b)(c)	500	500
Ford Credit Auto Owner Trust
1.06%, 4/15/33 (c)	3,840	3,830
Foundation Finance Trust,
3.30%, 7/15/33 (c)	83	84
3.86%, 11/15/34 (c)	240	247
FREED ABS Trust,
3.19%, 11/18/26 (c)	680	684
3.87%, 6/18/26 (c)	45	45
4.61%, 10/20/25 (c)	28	28
GAIA Aviation Ltd.
3.97%, 12/15/44 (c)	521	521
GCI Funding I LLC
2.82%, 10/18/45 (c)	1,267	1,285
GM Financial Automobile Leasing Trust,
0.80%, 7/20/23	220	221
1.67%, 12/20/22	601	603
GM Financial Consumer Automobile Receivables Trust
2.81%, 12/16/22	79	79

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
Golub Capital Partners ABS Funding Ltd.,
2.77%, 4/20/29 (c)	$1,725	$1,719
Class A2
3.21%, 1/22/29 (c)	1,360	1,373
Kubota Credit Owner Trust
0.59%, 10/15/24 (c)	675	677
LL ABS Trust
2.33%, 1/17/28 (c)	229	230
Loanpal Solar Loan Ltd.,
2.22%, 3/20/48 (c)	1,552	1,557
2.29%, 1/20/48 (c)	1,246	1,263
Lunar Aircraft Ltd.
3.38%, 2/15/45 (c)	167	165
MACH 1 Cayman Ltd.
3.47%, 10/15/39 (c)	438	438
MAPS Trust
2.52%, 6/15/46 (c)	942	949
Mercedes-Benz Auto Receivables Trust
0.55%, 2/18/25	330	331
Mercury Financial Credit Card Master Trust
1.54%, 3/20/26 (c)	1,725	1,731
MFA 2021-NPL1 LLC
2.36%, 3/25/60 (c)	1,473	1,475
Monroe Capital ABS Funding 2021-1 Ltd.
2.82%, 4/22/31 (c)	1,625	1,613
Mosaic Solar Loan Trust,
2.05%, 12/20/46 (c)	1,243	1,247
2.10%, 4/20/46 (c)	274	278
Nationstar HECM Loan Trust
1.27%, 9/25/30 (b)(c)	1,205	1,209
Navient Private Education Refi Loan Trust
0.94%, 7/15/69 (c)	1,449	1,448
Nelnet Student Loan Trust 2021-C
1.32%, 4/20/62 (c)	1,380	1,376
New Residential Advance Receivables Trust Advance Receivables Backed Notes,
1.03%, 12/16/52 (c)	470	470
1.43%, 8/15/53 (c)	1,170	1,170
Newday Funding Master Issuer PLC,
SOFR + 0.95%, 1.00%, 7/15/29 (b)(c)	1,175	1,179
SOFR + 1.10%, 1.15%, 3/15/29 (b)(c)	1,760	1,771
North Carolina State Education Assistance Authority
3 Month USD LIBOR + 0.80%, 0.93%, 7/25/25 (b)	10	10
NRZ Advance Receivables Trust,
1.32%, 10/15/52 (c)	405	406
1.48%, 9/15/53 (c)	1,380	1,383
NRZ Excess Spread-Collateralized Notes,
2.98%, 3/25/26 (c)	1,454	1,462
Class A
3.10%, 7/25/26 (c)	1,176	1,182
3.23%, 5/25/26 (c)	1,773	1,783
	Face Amount (000)	Value (000)
NRZ FHT Excess LLC,
Class A
4.21%, 11/25/25 (c)	$524	$535
NYCTL Trust
2.19%, 11/10/32 (c)	283	284
Ocwen Master Advance Receivables Trust
1.28%, 8/15/52 (c)	1,150	1,150
Option One Mortgage Loan Trust Asset-Backed Certificates
1 Month USD LIBOR + 0.50%, 0.59%, 8/20/30 (b)	73	73
Oscar US Funding X LLC
3.18%, 5/10/23 (c)	371	374
Oxford Finance Funding LLC
3.10%, 2/15/28 (c)	350	359
PFS Financing Corp.,
0.78%, 8/15/26 (c)	1,310	1,307
0.97%, 2/15/26 (c)	960	966
1.27%, 6/15/25 (c)	3,640	3,686
2.23%, 10/15/24 (c)	1,160	1,183
2.86%, 4/15/24 (c)	230	233
3.52%, 10/15/23 (c)	162	162
PNMAC FMSR Issuer Trust
1 Month USD LIBOR + 2.35%, 2.44%, 4/25/23 (b)(c)	1,000	1,002
Prosper Marketplace Issuance Trust
3.59%, 7/15/25 (c)	58	58
Raptor Aircraft Finance I LLC
4.21%, 8/23/44 (c)	783	693
ReadyCap Lending Small Business Loan Trust,
Daily U.S. Prime Rate — 0.50%, 2.75%, 12/27/44 (b)(c)	195	187
Republic Finance Issuance Trust
2.47%, 11/20/30 (c)	500	514
3.43%, 11/22/27 (c)	800	807
S-Jets Ltd.
3.97%, 8/15/42 (c)	1,679	1,669
Santander Retail Auto Lease Trust
1.74%, 7/20/23 (c)	1,330	1,345
SFS Asset Securitization LLC
4.24%, 6/10/25 (c)	814	815
SMB Private Education Loan Trust 2021-D
1.34%, 3/17/53 (c)	975	976
SPS Servicer Advance Receivables Trust
1.83%, 11/15/55 (c)	2,100	2,124
START Ireland
4.09%, 3/15/44 (c)	786	788
Start Ltd.
4.09%, 5/15/43 (c)	1,574	1,573
Theorem Funding Trust 2021-1,
Class A
1.21%, 12/15/27 (c)	1,961	1,963

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)		Value (000)
Asset-Backed Securities (cont'd)
Towd Point Mortgage Trust,
1 Month USD LIBOR + 0.60%, 0.69%, 2/25/57 (b)(c)	$144		$145
1.75%, 10/25/60 (c)	739		749
2.75%, 4/25/57 (b)(c)	43		43
Upstart Securitization Trust
3.73%, 9/20/29 (c)	677		683
VCP RRL ABS I Ltd.,
Class A
2.15%, 10/20/31 (c)	525		526
Verizon Owner Trust,
0.41%, 4/21/25	2,720		2,725
0.47%, 2/20/25	950		953
2.93%, 9/20/23	269		271
Volkswagen Auto Lease Trust
1.99%, 11/21/22	836		840
			87,891
Collateralized Mortgage Obligations — Agency Collateral Series (0.2%)
Federal Home Loan Mortgage Corporation,
REMIC
7.50%, 9/15/29	236		273
Government National Mortgage Association,
1 Month USD LIBOR + 0.28%, 0.37%, 5/20/63 (b)	8		8
1 Month USD LIBOR + 0.45%, 0.54%, 5/20/62 (b)	—	@	—	@
1 Month USD LIBOR + 0.60%, 0.69%, 1/20/64 (b)	121		122
REMIC
1 Month USD LIBOR + 0.50%, 0.59%, 3/20/61 (b)	101		102
1 Month USD LIBOR + 0.56%, 0.65%, 9/20/62 (b)	359		361
			866
Commercial Mortgage-Backed Securities (2.9%)
Alen 2021-ACEN Mortgage Trust
1 Month USD LIBOR + 1.15%, 1.23%, 4/15/34 (b)(c)	1,200		1,203
BAMLL Commercial Mortgage Securities Trust,
Class A
1 Month USD LIBOR + 2.75%, 2.83%, 11/15/30 (b)(c)	2,000		2,032
BX Commercial Mortgage Trust,
Class A
1 Month USD LIBOR + 0.70%, 0.78%, 4/15/34 (b)(c)	2,100		2,092
CSMC 2020-TMIC,
Class A
1 Month USD LIBOR + 3.00%, 3.25%, 12/15/35 (b)(c)	2,125		2,168
CSMC Commercial Mortgage Trust
3.53%, 8/15/37 (c)	575		605
	Face Amount (000)	Value (000)
CSWF Commercial Mortgage Trust
1 Month USD LIBOR + 0.967%, 1.05%, 6/15/34 (b)(c)	$2,650	$2,645
DROP Mortgage Trust
1 Month USD LIBOR + 1.15%, 1.23%, 4/15/26 (b)(c)	1,700	1,708
HPLY Trust
1 Month USD LIBOR + 2.35%, 2.43%, 11/15/36 (b)(c)	407	406
JP Morgan Chase Commercial Mortgage Securities Corp.
4.13%, 7/5/31 (c)	1,100	1,160
Natixis Commercial Mortgage Securities Trust
1 Month USD LIBOR + 2.20%, 2.28%, 7/15/36 (b)(c)	850	851
TPGI Trust,
Class A
1 Month USD LIBOR + 0.70%, 0.78%, 6/15/26 (b)(c)	1,175	1,177
TTAN 2021-MHC,
Class A
1 Month USD LIBOR + 0.85%, 0.93%, 3/15/38 (b)(c)	850	851
		16,898
Corporate Bonds (63.6%)
Finance (30.9%)
Aflac, Inc.
1.13%, 3/15/26	2,200	2,200
Air Lease Corp.,
0.80%, 8/18/24	2,895	2,879
2.63%, 7/1/22	1,440	1,460
American Tower Corp.
2.40%, 3/15/25	600	624
Anthem, Inc.,
1.50%, 3/15/26	2,830	2,855
2.38%, 1/15/25	1,000	1,042
Aon Corp.
2.20%, 11/15/22	575	587
Avolon Holdings Funding Ltd.
2.88%, 2/15/25 (c)	625	643
Banco Bilbao Vizcaya Argentaria SA
0.88%, 9/18/23	1,600	1,610
Banco Santander Chile
2.70%, 1/10/25 (c)	800	833
Banco Santander SA
3.85%, 4/12/23	2,200	2,311
Bank of America Corp.,
0.98%, 9/25/25	4,135	4,142
3.88%, 8/1/25	3,900	4,300
4.13%, 1/22/24	2,000	2,163
MTN
0.81%, 10/24/24	1,820	1,827
3.86%, 7/23/24	1,990	2,107
The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Finance (cont'd)
Bank of New York Mellon Corp. (The)
0.75%, 1/28/26	$2,040	$2,013
Bank of Nova Scotia (The)
1.05%, 3/2/26	2,610	2,582
Banque Federative du Credit Mutuel SA
2.38%, 11/21/24 (c)	3,480	3,629
Barclays PLC
4.61%, 2/15/23	1,200	1,218
BNP Paribas SA
2.82%, 11/19/25 (c)	3,780	3,960
BPCE SA,
2.38%, 1/14/25 (c)	2,635	2,722
4.00%, 9/12/23 (c)	2,850	3,033
Canadian Imperial Bank of Commerce,
2.25%, 1/28/25	1,130	1,174
3.10%, 4/2/24	2,270	2,406
Charles Schwab Corp. (The)
3.75%, 4/1/24	1,225	1,315
Citigroup, Inc.,
0.78%, 10/30/24	2,400	2,410
1.68%, 5/15/24	3,180	3,243
3.11%, 4/8/26	2,000	2,124
3.35%, 4/24/25	6,690	7,107
Cooperatieve Rabobank UA
3.95%, 11/9/22	1,340	1,391
Credit Suisse AG
1.00%, 5/5/23	2,360	2,382
DBS Group Holdings Ltd.
2.85%, 4/16/22 (c)	360	365
Equitable Financial Life Global Funding,
0.50%, 4/6/23 (c)	1,720	1,722
1.40%, 7/7/25 (c)	1,000	1,006
GA Global Funding Trust
1.63%, 1/15/26 (c)	4,070	4,108
Goldman Sachs Group, Inc. (The),
3.50%, 1/23/25 - 4/1/25	10,245	11,011
Series VAR
0.63%, 11/17/23	1,000	1,001
Guardian Life Global Funding
0.88%, 12/10/25 (c)	2,450	2,423
HSBC Holdings PLC,
0.73%, 8/17/24	1,720	1,722
2.63%, 11/7/25	1,850	1,930
3.80%, 3/11/25	1,680	1,792
3.95%, 5/18/24	1,830	1,928
Intercontinental Exchange, Inc.
0.70%, 6/15/23	1,420	1,427
JPMorgan Chase & Co.,
3.13%, 1/23/25	1,550	1,648
3.90%, 7/15/25	5,070	5,546
4.02%, 12/5/24	6,190	6,631
	Face Amount (000)	Value (000)
LeasePlan Corp. N.V.
2.88%, 10/24/24 (c)	$1,275	$1,335
Lloyds Banking Group PLC,
0.70%, 5/11/24	2,950	2,958
1.33%, 6/15/23	1,575	1,585
4.05%, 8/16/23	2,350	2,503
Macquarie Bank Ltd.
2.30%, 1/22/25 (c)	3,475	3,616
Metropolitan Life Global Funding I
0.95%, 7/2/25 (c)	1,275	1,261
National Bank of Canada
0.55%, 11/15/24	1,485	1,482
National Securities Clearing Corp
0.75%, 12/7/25 (c)	4,300	4,240
Nationwide Building Society
3.62%, 4/26/23 (c)	1,600	1,628
NongHyup Bank
1.25%, 7/20/25 (c)	690	688
Nordea Bank Abp
1.50%, 9/30/26 (c)	2,975	2,968
People's United Financial, Inc.
3.65%, 12/6/22	1,660	1,707
Principal Life Global Funding II
0.50%, 1/8/24 (c)	2,740	2,737
Protective Life Global Funding
3.10%, 4/15/24 (c)	1,225	1,299
Royal Bank of Canada,
1.20%, 4/27/26	4,320	4,295
2.55%, 7/16/24	1,275	1,338
Santander UK Group Holdings PLC
4.80%, 11/15/24	1,200	1,300
Societe Generale SA
2.63%, 1/22/25 (c)	1,175	1,220
Standard Chartered PLC
0.99%, 1/12/25 (c)	3,295	3,286
Sumitomo Mitsui Financial Group, Inc.,
0.51%, 1/12/24	730	728
2.35%, 1/15/25	9,800	10,180
Sumitomo Mitsui Trust Bank Ltd.
0.80%, 9/12/23 (c)	2,350	2,365
Suncorp-Metway Ltd.
3.30%, 4/15/24 (c)	1,980	2,106
Wells Fargo & Co.,
1.65%, 6/2/24	650	663
3.55%, 9/29/25	2,600	2,834
		178,874
Industrials (29.4%)
7-Eleven, Inc.
0.80%, 2/10/24 (c)	3,160	3,160
AbbVie, Inc.
3.80%, 3/15/25	6,515	7,077

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
Alibaba Group Holding Ltd.
2.80%, 6/6/23	$1,275	$1,319
Altria Group, Inc.
2.35%, 5/6/25	1,500	1,556
American Honda Finance Corp.
1.00%, 9/10/25	1,200	1,195
Amgen, Inc.
1.90%, 2/21/25	1,350	1,390
Amphenol Corp.
2.05%, 3/1/25	1,250	1,290
Astrazeneca Finance LLC
0.70%, 5/28/24	2,570	2,574
AT&T, Inc.,
1.70%, 3/25/26	2,840	2,876
3.80%, 3/1/24	2,450	2,618
Avery Dennison Corp.
0.85%, 8/15/24	1,610	1,611
Baxalta, Inc.
4.00%, 6/23/25	1,075	1,177
Bayer US Finance LLC
3.38%, 10/8/24 (c)	1,000	1,066
BMW Finance N.V.
2.40%, 8/14/24 (c)	1,895	1,981
Boeing Co. (The),
1.17%, 2/4/23	1,050	1,052
4.88%, 5/1/25	2,460	2,739
BP Capital Markets America, Inc.
3.19%, 4/6/25	2,565	2,747
Canadian Natural Resources Ltd.
2.95%, 1/15/23	1,250	1,286
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%, 4/15/23	1,225	1,286
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 7/23/25	850	956
Chevron Corp.
1.55%, 5/11/25	1,900	1,943
Cigna Corp.,
3.75%, 7/15/23	658	696
4.50%, 2/25/26	3,025	3,416
Cummins, Inc.
0.75%, 9/1/25	1,500	1,489
Daimler Finance North America LLC,
0.75%, 3/1/24 (c)	1,710	1,714
3.30%, 5/19/25 (c)	2,510	2,694
3.35%, 2/22/23 (c)	520	540
Dell International LLC/EMC Corp.
5.45%, 6/15/23	1,960	2,103
DuPont de Nemours, Inc.
4.49%, 11/15/25	875	984
Eastern Energy Gas Holdings LLC
3.55%, 11/1/23	2,050	2,162
	Face Amount (000)	Value (000)
eBay, Inc.
1.40%, 5/10/26	$2,550	$2,559
Enbridge, Inc.
2.50%, 1/15/25	750	782
Energy Transfer LP
2.90%, 5/15/25	4,130	4,331
Enterprise Products Operating LLC
3.90%, 2/15/24	1,200	1,281
Fox Corp.
4.03%, 1/25/24	1,200	1,288
General Motors Financial Co., Inc.,
1.50%, 6/10/26	2,890	2,874
3.95%, 4/13/24	1,250	1,336
Georgia-Pacific LLC
1.75%, 9/30/25 (c)	4,080	4,179
Glencore Funding LLC,
3.00%, 10/27/22 (c)	1,275	1,306
4.13%, 3/12/24 (c)	1,225	1,313
Global Payments, Inc.
2.65%, 2/15/25	2,120	2,217
HCA, Inc.
5.00%, 3/15/24	1,600	1,757
Hyundai Capital America,
1.25%, 9/18/23 (c)	1,380	1,392
1.30%, 1/8/26 (c)	2,780	2,737
2.38%, 2/10/23 (c)	590	603
2.85%, 11/1/22 (c)	800	819
3.95%, 2/1/22 (c)	1,270	1,284
Imperial Brands Finance PLC
3.13%, 7/26/24 (c)	2,015	2,121
International Flavors & Fragrances, Inc.
1.23%, 10/1/25 (c)	2,250	2,232
JDE Peet's
0.80%, 9/24/24 (c)	3,025	3,017
Juniper Networks, Inc.
1.20%, 12/10/25	575	572
Keurig Dr Pepper, Inc.,
0.75%, 3/15/24	2,443	2,445
3.13%, 12/15/23	1,630	1,716
Lowe's Cos., Inc.
3.13%, 9/15/24	1,230	1,310
Midwest Connector Capital Co. LLC
3.63%, 4/1/22 (c)	475	481
Mitsubishi Corp.
1.13%, 7/15/26 (c)	2,610	2,575
Mondelez International Holdings Netherlands BV,
1.25%, 9/24/26 (c)	2,910	2,890
2.25%, 9/19/24 (c)	950	989
NBN Co. Ltd.
1.45%, 5/5/26 (c)	2,770	2,760
Nissan Motor Co. Ltd.
3.04%, 9/15/23 (c)	2,640	2,747

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Industrials (cont'd)
NTT Finance Corp.
1.16%, 4/3/26 (c)	$2,650	$2,636
Nucor Corp.
2.00%, 6/1/25	975	1,004
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 5/1/25 (c)	1,540	1,609
PayPal Holdings, Inc.
1.65%, 6/1/25	1,150	1,179
PerkinElmer, Inc.
0.85%, 9/15/24	4,440	4,441
Pioneer Natural Resources Co.
1.13%, 1/15/26	4,490	4,434
Royalty Pharma PLC
1.20%, 9/2/25	1,475	1,466
Sabine Pass Liquefaction LLC
5.63%, 4/15/23	1,320	1,403
Sealed Air Corp.
1.57%, 10/15/26 (c)	1,725	1,716
Siemens Financieringsmaatschappij N.V.
3.25%, 5/27/25 (c)	4,740	5,108
Silgan Holdings, Inc.
1.40%, 4/1/26 (c)	1,875	1,847
Sky Ltd.
3.75%, 9/16/24 (c)	2,330	2,533
Skyworks Solutions, Inc.
0.90%, 6/1/23	1,750	1,754
SYNNEX Corp.
1.25%, 8/9/24 (c)	5,815	5,818
Toyota Motor Corp.
1.34%, 3/25/26	2,300	2,316
TSMC Global Ltd.
0.75%, 9/28/25 (c)	1,575	1,537
Verizon Communications, Inc.
1.45%, 3/20/26	7,965	8,040
Walt Disney Co. (The)
1.75%, 8/30/24	2,150	2,217
Waste Management, Inc.
0.75%, 11/15/25	1,150	1,135
Williams Cos., Inc. (The)
4.30%, 3/4/24	1,330	1,428
		170,231
Utilities (3.3%)
Ameren Corp.
2.50%, 9/15/24	2,510	2,625
American Electric Power Co., Inc.,
Series N
1.00%, 11/1/25	1,500	1,484
CenterPoint Energy, Inc.
2.50%, 9/1/24	2,500	2,615
Dominion Energy, Inc.,
Series A
1.45%, 4/15/26	2,355	2,364
	Face Amount (000)	Value (000)
DTE Energy Co.
2.25%, 11/1/22	$1,800	$1,836
NiSource, Inc.
0.95%, 8/15/25	1,550	1,532
Southern Co. (The),
2.95%, 7/1/23	1,260	1,309
Series 21-A
0.60%, 2/26/24	2,700	2,695
WEC Energy Group, Inc.
0.55%, 9/15/23	2,840	2,840
		19,300
		368,405
Mortgages — Other (12.3%)
Ajax Mortgage Loan Trust
1.07%, 9/25/65 (b)(c)	1,058	1,055
Angel Oak SB Commercial Mortgage Trust
2.07%, 5/25/50 (b)(c)	1,086	1,088
BRAVO Residential Funding Trust
2.00%, 5/25/59 (b)(c)	894	910
Brean Asset Backed Securities Trust,
1.40%, 10/25/63 (b)(c)	2,313	2,224
1.75%, 10/25/61 (b)(c)	2,100	2,054
Bunker Hill Loan Depositary Trust
1.72%, 2/25/55 (b)(c)	462	467
Cascade Funding Mortgage Trust,
0.90%, 6/25/36 (b)(c)	1,899	1,901
1.37%, 2/25/31 (b)(c)	1,600	1,599
1.94%, 9/25/50 (b)(c)	1,724	1,713
2.80%, 6/25/69 (b)(c)	515	523
4.00%, 10/25/68 (b)(c)	394	410
CHL Mortgage Pass-Through Trust
5.50%, 5/25/34	57	58
CIM Trust,
2.57%, 7/25/59 (c)	1,501	1,508
3.00%, 4/25/57 (b)(c)	180	182
Credit Suisse Mortgage Capital Certificates
0.94%, 5/25/66 (b)(c)	1,265	1,259
CSMC 2021-NQM2
1.18%, 2/25/66 (b)(c)	1,395	1,397
Federal Home Loan Mortgage Corporation
1 Month USD LIBOR + 1.20%, 1.29%, 10/25/29 (b)	36	36
FMC GMSR Issuer Trust,
4.23%, 9/25/24 (b)(c)	900	900
4.45%, 1/25/26 (b)(c)	1,500	1,494
Class A
3.62%, 7/25/26 (b)(c)	1,550	1,550
Gosforth Funding PLC
3 Month USD LIBOR + 0.45%, 0.58%, 8/25/60 (b)(c)	83	83
Headlands Residential 2021-RPL1 LLC
2.49%, 9/25/26 (b)(c)	1,940	1,940

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (cont'd)
Headlands Residential LLC
3.97%, 6/25/24 (c)	$3	$3
Homeward Opportunities Fund Trust
3.23%, 8/25/25 (c)	1,195	1,220
Imperial Fund Mortgage Trust
1.38%, 10/25/55 (b)(c)	833	838
Lanark Master Issuer PLC
2.28%, 12/22/69 (b)(c)	360	368
Legacy Mortgage Asset Trust
3.25%, 2/25/60 (c)	1,311	1,320
LHOME Mortgage Trust,
2.09%, 9/25/26 (b)(c)	700	699
3.23%, 10/25/24 (c)	235	237
Mello Warehouse Securitization Trust,
1 Month USD LIBOR + 0.70%, 0.78%, 2/25/55 (b)(c)	960	963
1 Month USD LIBOR + 0.80%, 0.89%, 11/25/53 (b)(c)	840	843
1 Month USD LIBOR + 0.90%, 0.99%, 10/25/53 (b)(c)	1,440	1,445
Natixis Commercial Mortgage Securities Trust
1.00%, 8/15/38 (d)	2,080	2,080
New Residential Mortgage Loan Trust,
3.75%, 5/28/52 - 8/25/55 (b)(c)	164	173
4.00%, 9/25/57 (b)(c)	328	346
NewRez Warehouse Securitization Trust
1 Month USD LIBOR + 0.75%, 0.84%, 5/25/55 (b)(c)	1,275	1,278
NRPL Trust
4.25%, 7/25/67 (c)	449	449
NYMT Loan Trust
2.94%, 10/25/60 (b)(c)	664	670
OBX Trust
4.00%, 7/25/58 (b)(c)	17	17
Oceanview Mortgage Loan Trust
1.73%, 5/28/50 (b)(c)	487	490
Pepper Residential Securities Trust,
1 Month USD LIBOR + 0.88%, 0.96%, 1/16/60 (b)(c)	123	123
1 Month USD LIBOR + 0.93%, 1.01%, 3/12/61 (b)(c)	272	272
1 Month USD LIBOR + 0.95%, 1.04%, 8/18/60 (b)(c)	143	144
1 Month USD LIBOR + 1.00%, 1.09%, 6/20/60 (b)(c)	142	142
Preston Ridge Partners LLC,
2.12%, 1/25/26 - 3/25/26 (b)(c)	1,642	1,646
2.86%, 9/25/25 (c)	945	948
3.10%, 11/25/25 (c)	1,183	1,192
Pretium Mortgage Credit Partners I LLC
2.24%, 9/27/60 (c)	798	799
	Face Amount (000)	Value (000)
Provident Funding Mortgage Warehouse Securitization Trust
1 Month USD LIBOR + 0.70%, 0.79%, 2/25/55 (b)(c)	$2,175	$2,168
PRPM 2021-7 LLC
1.87%, 8/25/26 (c)	1,954	1,957
PRPM 2021-8 LLC
1.74%, 9/25/26 (b)(c)	1,460	1,460
PRPM LLC
3.50%, 10/25/24 (b)(c)	596	598
Residential Mortgage Loan Trust
1.65%, 5/25/60 (b)(c)	1,077	1,084
RESIMAC Bastille Trust,
1 Month USD LIBOR + 0.85%, 0.93%, 12/5/59 (b)(c)	122	122
1 Month USD LIBOR + 0.93%, 1.01%, 9/5/57 (b)(c)	200	201
RESIMAC Premier Trust
1 Month USD LIBOR + 0.95%, 1.03%, 2/10/51 (b)(c)	299	301
RMF Buyout Issuance Trust,
1.71%, 6/25/30 (b)(c)	1,348	1,353
1.72%, 10/25/50 (b)(c)	1,875	1,896
2.16%, 2/25/30 (b)(c)	1,363	1,366
RMF Proprietary Issuance Trust
2.13%, 9/25/61 (b)(c)	1,900	1,879
Seasoned Credit Risk Transfer Trust
3.00%, 2/25/59	680	710
Sequoia Mortgage Trust
1 Month USD LIBOR + 0.62%, 0.71%, 8/20/34 (b)	140	141
Silver Hill Trust
3.10%, 11/25/49 (b)(c)	803	819
Station Place Securitization Trust
1 Month USD LIBOR + 0.65%, 0.74%, 1/26/54 (b)(c)	1,610	1,612
Towd Point HE Trust
0.92%, 2/25/63 (b)(c)	1,949	1,950
TVC Mortgage Trust
3.47%, 9/25/24 (c)	300	302
VCAT Asset Securitization, LLC VCAT 2021 NPL6 A1 144A
1.92%, 9/25/51	2,010	2,010
Verus Securitization Trust
1.03%, 2/25/66 (b)(c)	1,117	1,120
Vista Point Securitization Trust
1.76%, 3/25/65 (b)(c)	437	440
VOLT XCIII LLC
1.89%, 2/27/51 (c)	1,002	1,006
VOLT XCIV LLC
2.24%, 2/27/51 (c)	1,167	1,169

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

	Face Amount (000)	Value (000)
Mortgages — Other (cont'd)
VOLT XCIX LLC
2.12%, 4/25/51 (c)	$1,499	$1,504
VOLT XCVI LLC
2.12%, 3/27/51 (c)	1,130	1,132
		71,356
Sovereign (0.4%)
Korea Development Bank (The)
3.00%, 3/19/22	410	415
Korea National Oil Corp.
0.88%, 10/5/25 (c)	1,680	1,653
		2,068
Supranational (0.5%)
Corp. Andina de Fomento,
1.63%, 9/23/25	1,750	1,771
2.38%, 5/12/23	1,170	1,203
		2,974
Total Fixed Income Securities (Cost $550,806)		552,209
Investment Company (4.5%)
iShares Short-Term Corporate Bond ETF (Cost $26,347)	480,000	26,227
	Shares
Short-Term Investments (0.4%)
Investment Company (0.2%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $1,314)	1,314,256	1,314
	Face Amount (000)	Value (000)
U.S. Treasury Security (0.2%)
U.S. Treasury Bill
0.06%, 7/14/22 (e) (Cost $1,349)	$1,350	$1,349
Total Short-Term Investments (Cost $2,663)		2,663
Total Investments (100.3%) (Cost $579,816) (f)(g)		581,099
Liabilities in Excess of Other Assets (–0.3%)		(1,474)
Net Assets (100.0%)		$579,625

@  Face Amount/Value is less than $500.

(a)  Amount is less than 0.05%.

(b)  Floating or variable rate securities: The rates disclosed are as of September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  Security is subject to delayed delivery.

(e)  Rate shown is the yield to maturity at September 30, 2021.

(f)  Securities are available for collateral in connection with securities purchased on a forward commitment basis and futures contracts.

(g)  At September 30, 2021, the aggregate cost for federal income tax purposes is approximately $580,522,000. The aggregate gross unrealized appreciation is approximately $3,674,000 and the aggregate gross unrealized depreciation is approximately $2,395,000, resulting in net unrealized appreciation of approximately $1,279,000.

CLO  Collateralized Loan Obligation.

CMT  Constant Maturity Treasury Note Rate.

LIBOR  London Interbank Offered Rate.

MTN  Medium Term Note.

REMIC  Real Estate Mortgage Investment Conduit.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2021:

	Number of Contracts	Expiration Date	Notional Amount (000)	Value (000)	Unrealized Appreciation (Depreciation) (000)
Long:
U.S. Treasury 2 yr. Note (United States)	472	Dec-21	$94,400	$103,866	$(60)
Short:
U.S. Treasury 5 yr. Note (United States)	1,126	Dec-21	(112,600)	(138,208)	622
U.S. Treasury 10 yr. Note (United States)	79	Dec-21	(7,900)	(10,397)	142
					$704

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Short Duration Income Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Finance	30.8%
Industrials	29.3
Asset-Backed Securities	15.1
Other*	12.5
Mortgages — Other	12.3
Total Investments	100.0	%**

*  Industries and/or investment types representing less than 5% of total investments.

**  Does not include open long/short futures contracts with a value of approximately $252,471,000 and net unrealized appreciation of approximately $704,000.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Short Duration Income Portfolio

Statement of Assets and Liabilities	September 30, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $578,502)	$579,785
Investment in Security of Affiliated Issuer, at Value (Cost $1,314)	1,314
Total Investments in Securities, at Value (Cost $579,816)	581,099
Foreign Currency, at Value (Cost $—@)	—	@
Receivable for Fund Shares Sold	3,019
Interest and Paydown Receivable	2,265
Receivable for Investments Sold	1,002
Receivable from Affiliate	—	@
Other Assets	68
Total Assets	587,453
Liabilities:
Payable for Investments Purchased	4,786
Payable for Fund Shares Redeemed	2,538
Payable for Variation Margin on Futures Contracts	89
Payable for Professional Fees	80
Payable for Shareholder Services Fees — Class A	65
Payable for Distribution and Shareholder Services Fees — Class L	—	@
Payable for Distribution and Shareholder Services Fees — Class C	2
Payable for Sub Transfer Agency Fees — Class I	39
Payable for Sub Transfer Agency Fees — Class A	40
Payable for Sub Transfer Agency Fees — Class L	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Payable for Trustees' Fees and Expenses	39
Payable for Administration Fees	38
Payable for Advisory Fees	37
Payable for Custodian Fees	16
Payable for Transfer Agency Fees — Class I	1
Payable for Transfer Agency Fees — Class A	1
Payable for Transfer Agency Fees — Class L	—	@
Payable for Transfer Agency Fees — Class C	1
Payable for Transfer Agency Fees — Class IS	—	@
Bank Overdraft	—	@
Other Liabilities	56
Total Liabilities	7,828
Net Assets	$579,625
Net Assets Consist of:
Paid-in-Capital	$578,398
Total Distributable Earnings	1,227
Net Assets	$579,625

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Short Duration Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2021 (000)
CLASS I:
Net Assets	$255,659
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	30,693,240
Net Asset Value, Offering and Redemption Price Per Share	$8.33
CLASS A:
Net Assets	$320,477
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	38,375,640
Net Asset Value, Redemption Price Per Share	$8.35
Maximum Sales Load	2.00%
Maximum Sales Charge	$0.17
Maximum Offering Price Per Share	$8.52
CLASS L:
Net Assets	$808
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	97,106
Net Asset Value, Offering and Redemption Price Per Share	$8.33
CLASS C:
Net Assets	$2,670
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	321,877
Net Asset Value, Offering and Redemption Price Per Share	$8.29
CLASS IS:
Net Assets	$11
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,374
Net Asset Value, Offering and Redemption Price Per Share	$8.34

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Short Duration Income Portfolio

Statement of Operations	Year Ended September 30, 2021 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$7,290
Dividends from Securities of Unaffiliated Issuers	286
Dividends from Security of Affiliated Issuer (Note G)	2
Total Investment Income	7,578
Expenses:
Advisory Fees (Note B)	985
Shareholder Services Fees — Class A (Note D)	593
Distribution and Shareholder Services Fees — Class L (Note D)	4
Distribution and Shareholder Services Fees — Class C (Note D)	12
Administration Fees (Note C)	394
Sub Transfer Agency Fees — Class I	200
Sub Transfer Agency Fees — Class A	170
Sub Transfer Agency Fees — Class L	— @
Sub Transfer Agency Fees — Class C	1
Professional Fees	175
Registration Fees	125
Pricing Fees	44
Shareholder Reporting Fees	39
Custodian Fees (Note F)	26
Transfer Agency Fees — Class I (Note E)	6
Transfer Agency Fees — Class A (Note E)	6
Transfer Agency Fees — Class L (Note E)	2
Transfer Agency Fees — Class C (Note E)	3
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	10
Other Expenses	27
Total Expenses	2,824
Waiver of Advisory Fees (Note B)	(594)
Reimbursement of Class Specific Expenses — Class I (Note B)	(79)
Reimbursement of Class Specific Expenses — Class A (Note B)	(57)
Reimbursement of Class Specific Expenses — Class L (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(3)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(6)
Net Expenses	2,081
Net Investment Income	5,497
Realized Gain:
Investments Sold	2,368
Futures Contracts	937
Net Realized Gain	3,305
Change in Unrealized Appreciation (Depreciation):
Investments	(3,554)
Foreign Currency Translation	— @
Futures Contracts	807
Net Change in Unrealized Appreciation (Depreciation)	(2,747)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	558
Net Increase in Net Assets Resulting from Operations	$6,055

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Short Duration Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2021 (000)	Year Ended September 30, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$5,497	$5,405
Net Realized Gain (Loss)	3,305	(1,856)
Net Change in Unrealized Appreciation (Depreciation)	(2,747)	3,306
Net Increase in Net Assets Resulting from Operations	6,055	6,855
Dividends and Distributions to Shareholders:
Class I	(3,299)	(4,012)
Class A	(2,396)	(1,778)
Class L	(7)	(15)
Class C	(3)	(— @)
Class IS	(— @)	(1)
Total Dividends and Distributions to Shareholders	(5,705)	(5,806)
Capital Share Transactions:(1)
Class I:
Subscribed	201,573	159,179
Distributions Reinvested	3,182	3,802
Redeemed	(183,295)	(104,693)
Class A:
Subscribed	295,015	92,883
Distributions Reinvested	2,392	1,770
Redeemed	(125,672)	(29,414)
Class L:
Exchanged	103	44
Distributions Reinvested	7	15
Redeemed	(132)	(32)
Class C:
Subscribed	3,655	—
Distributions Reinvested	3	— @
Redeemed	(1,020)	—
Class IS:
Subscribed	— @	35
Distributions Reinvested	— @	1
Redeemed	(3)	(39)
Net Increase in Net Assets Resulting from Capital Share Transactions	195,808	123,551
Total Increase in Net Assets	196,158	124,600
Net Assets:
Beginning of Period	383,467	258,867
End of Period	$579,625	$383,467

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Short Duration Income Portfolio

Statements of Changes in Net Assets (cont'd)	Year Ended September 30, 2021 (000)		Year Ended September 30, 2020 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	24,172		19,301
Shares Issued on Distributions Reinvested	382		463
Shares Redeemed	(21,983)		(12,867)
Net Increase in Class I Shares Outstanding	2,571		6,897
Class A:
Shares Subscribed	35,271		11,183
Shares Issued on Distributions Reinvested	286		215
Shares Redeemed	(15,027)		(3,611)
Net Increase in Class A Shares Outstanding	20,530		7,787
Class L:
Shares Exchanged	12		5
Shares Issued on Distributions Reinvested	1		2
Shares Redeemed	(16)		(4)
Net Increase (Decrease) in Class L Shares Outstanding	(3)		3
Class C:
Shares Subscribed	440		—
Shares Issued on Distributions Reinvested	—	@@	—	@@
Shares Redeemed	(123)		—
Net Increase in Class C Shares Outstanding	317		—	@@
Class IS:
Shares Subscribed	—	@@	5
Shares Issued on Distributions Reinvested	—	@@	—	@@
Shares Redeemed	(—	@@)	(5)
Net Decrease in Class IS Shares Outstanding	(—	@@)	(—	@@)

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Short Duration Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.31		$8.24		$8.13		$8.15		$8.12
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.10		0.17		0.21		0.17		0.16
Net Realized and Unrealized Gain (Loss)	0.03		0.09		0.10		(0.03)		0.02
Total from Investment Operations	0.13		0.26		0.31		0.14		0.18
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.19)		(0.20)		(0.16)		(0.15)
Net Asset Value, End of Period	$8.33		$8.31		$8.24		$8.13		$8.15
Total Return(2)	1.57%		3.20%		3.93	%(3)	1.79	%(4)	2.29	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$255,659		$233,816		$174,909		$118,810		$103,131
Ratio of Expenses Before Expense Limitation	0.45%		0.53%		0.49%		0.50%		0.53%
Ratio of Expenses After Expense Limitation	0.30	%(6)	0.29	%(6)	0.30	%(6)	0.28	%(6)	0.30	%(6)
Ratio of Net Investment Income	1.25	%(6)	2.12	%(6)	2.55	%(6)	2.13	%(6)	1.92	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	53%		74%		64%		40%		43%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were a one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 3.80%.

(4)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 1.54%.

(5)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class I shares would have been approximately 1.78%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Short Duration Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.34		$8.26		$8.15		$8.17		$8.13
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.08		0.15		0.19		0.15		0.14
Net Realized and Unrealized Gain (Loss)	0.02		0.10		0.10		(0.03)		0.03
Total from Investment Operations	0.10		0.25		0.29		0.12		0.17
Distributions from and/or in Excess of:
Net Investment Income	(0.09)		(0.17)		(0.18)		(0.14)		(0.13)
Net Asset Value, End of Period	$8.35		$8.34		$8.26		$8.15		$8.17
Total Return(2)	1.20%		3.06%		3.66	%(3)	1.51	%(4)	2.15	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$320,477		$148,771		$83,111		$68,517		$82,157
Ratio of Expenses Before Expense Limitation	0.69%		0.77%		0.76%		0.80%		0.80%
Ratio of Expenses After Expense Limitation	0.55	%(6)	0.54	%(6)	0.55	%(6)	0.55	%(6)	0.55	%(6)
Ratio of Net Investment Income	0.98	%(6)	1.84	%(6)	2.30	%(6)	1.85	%(6)	1.66	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	53%		74%		64%		40%		43%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 3.53%.

(4)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class A shares would have been approximately 1.26%.

(5)  Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class A shares would have been approximately 1.65%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Short Duration Income Portfolio

	Class L
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.31		$8.24		$8.12		$8.15		$8.11
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.06		0.13		0.17		0.13		0.11
Net Realized and Unrealized Gain (Loss)	0.03		0.09		0.11		(0.04)		0.04
Total from Investment Operations	0.09		0.22		0.28		0.09		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.07)		(0.15)		(0.16)		(0.12)		(0.11)
Net Asset Value, End of Period	$8.33		$8.31		$8.24		$8.12		$8.15
Total Return(2)	1.06%		2.69%		3.52	%(3)	1.14	%(4)	1.90	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$808		$829		$795		$382		$410
Ratio of Expenses Before Expense Limitation	1.17%		1.26%		1.25%		1.52%		1.70%
Ratio of Expenses After Expense Limitation	0.80	%(6)	0.79	%(6)	0.80	%(6)	0.80	%(6)	0.80	%(6)
Ratio of Net Investment Income	0.76	%(6)	1.64	%(6)	2.07	%(6)	1.61	%(6)	1.41	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	53%		74%		64%		40%		43%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 3.39%.

(4)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class L shares would have been approximately 0.89%.

(5)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suits involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class L shares would have been approximately 1.39%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Short Duration Income Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.29		$8.22		$8.10		$8.13		$8.09
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.01		0.09		0.13		0.09		0.07
Net Realized and Unrealized Gain (Loss)	0.02		0.09		0.11		(0.04)		0.04
Total from Investment Operations	0.03		0.18		0.24		0.05		0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.11)		(0.12)		(0.08)		(0.07)
Net Asset Value, End of Period	$8.29		$8.29		$8.22		$8.10		$8.13
Total Return(2)	0.41%		2.16%		3.01	%(3)	0.64	%(4)	1.34	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,670		$37		$36		$52		$52
Ratio of Expenses Before Expense Limitation	1.72%		7.65%		6.34%		5.69%		4.92%
Ratio of Expenses After Expense Limitation	1.30	%(6)	1.29	%(6)	1.30	%(6)	1.30	%(6)	1.30	%(6)
Ratio of Net Investment Income	0.17	%(6)	1.14	%(6)	1.55	%(6)	1.11	%(6)	0.85	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	53%		74%		64%		40%		43%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 2.88%.

(4)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class C shares would have been approximately 0.39%.

(5)  Performance was positively impacted by approximately 0.50% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class C shares would have been approximately 0.84%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Short Duration Income Portfolio

	Class IS
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$8.32		$8.24		$8.13		$8.15		$8.11
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.11		0.18		0.21		0.18		0.16
Net Realized and Unrealized Gain (Loss)	0.02		0.09		0.11		(0.03)		0.04
Total from Investment Operations	0.13		0.27		0.32		0.15		0.20
Distributions from and/or in Excess of:
Net Investment Income	(0.11)		(0.19)		(0.21)		(0.17)		(0.16)
Net Asset Value, End of Period	$8.34		$8.32		$8.24		$8.13		$8.15
Total Return(2)	1.62%		3.37%		3.98	%(3)	1.83	%(4)	2.46	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$11		$14		$16		$11		$11
Ratio of Expenses Before Expense Limitation	19.98%		12.15%		17.44%		18.54%		16.24%
Ratio of Expenses After Expense Limitation	0.24	%(6)	0.24	%(6)	0.24	%(6)	0.25	%(6)	0.25	%(6)
Ratio of Net Investment Income	1.32	%(6)	2.21	%(6)	2.61	%(6)	2.16	%(6)	1.96	%(6)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(7)	0.01%		0.00	%(7)	0.00	%(7)	0.00	%(7)
Portfolio Turnover Rate	53%		74%		64%		40%		43%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  Performance was positively impacted by approximately 0.13% due to the receipt of proceeds from the settlement of a class action suit involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class IS shares would have been approximately 3.85%.

(4)  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlement of class action suits involving the Fund's past holdings. These were one-time settlements, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class IS shares would have been approximately 1.58%.

(5)  Performance was positively impacted by approximately 0.51% due to the receipt of proceeds from the settlement of a class action suits involving the Fund's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had this settlement not occurred, the total return for Class IS shares would have been approximately 1.95%.

(6)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(7)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Short Duration Income Portfolio. The Fund seeks above-average total return over a market cycle of three to five years. The Fund offers five classes of shares — Class I, Class A, Class L, Class C and Class IS.

The Fund has suspended offering Class L shares to all investors. Class L shareholders of the Fund do not have the option of purchasing additional Class L shares. However, existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions. In addition, Class L shares of the Fund may be exchanged for Class L shares of any Morgan Stanley Multi-Class Fund, even though Class L shares are closed to investors.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other Interbank Offered Rate ("IBOR") based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (4) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (5) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Agency Adjustable Rate Mortgages	$—	$698	$—	$698
Agency Bonds — Consumer Discretionary (U.S. Government Guaranteed)	—	206	—	206
Agency Fixed Rate Mortgages	—	847	—	847
Asset-Backed Securities	—	87,891	—	87,891
Collateralized Mortgage Obligations — Agency Collateral Series	—	866	—	866
Commercial Mortgage- Backed Securities	—	16,898	—	16,898

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets (cont'd):
Fixed Income Securities (cont'd)
Corporate Bonds	$—	$368,405	$—	$368,405
Mortgages — Other	—	71,356	—	71,356
Sovereign	—	2,068	—	2,068
Supranational	—	2,974	—	2,974
Total Fixed Income Securities	—	552,209	—	552,209
Investment Company	26,227	—	—	26,227
Short-Term Investments
Investment Company	1,314	—	—	1,314
U.S. Treasury Securities	—	1,349	—	1,349
Total Short-Term Investments	1,314	1,349	—	2,663
Futures Contracts	764	—	—	764
Total Assets	28,305	553,558	—	581,863
Liabilities:
Futures Contracts	(60)	—	—	(60)
Total	$28,245	$553,558	$—	$581,803

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S.

federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission ("SEC") rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2021:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	$764	(a)
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Futures Contract	Variation Margin on Futures Contract	Interest Rate Risk	$(60	)(a)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2021 in accordance with ASC 815:

Realized Gain (Loss)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$937

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Interest Rate Risk	Futures Contracts	$807

For the year ended September 30, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Futures Contracts:
Average monthly notional value	$252,042,000

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

7.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

8.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.30% for Class I shares, 0.55% for Class A shares, 0.80% for Class L shares, 1.30% for Class C shares and 0.25% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2021, approximately $594,000 of advisory fees were waived and approximately $143,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.25% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class L shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A, Class L and Class C shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $457,046,000 and $239,443,000, respectively. For the year ended September 30, 2021, purchases and sales of long-term U.S. Government securities were approximately $14,618,000 and $15,658,000, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2021, advisory fees paid were reduced by approximately $6,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2021 is as follows:

Affiliated Investment Company	Value September 30, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$9,160	$338,375	$346,221	$2
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2021 (000)
Liquidity Funds	$—	$—	$1,314

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From: Ordinary Income (000)	2020 Distributions Paid From: Ordinary Income (000)
$5,705	$5,806

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to tax adjustments on callable bonds, resulted in the following reclassifications among the components of net assets at September 30, 2021:

Total Distributable Earnings (000)	Paid-in- Capital (000)
$178	$(178)

At September 30, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$739	$—

At September 30, 2021, the Fund had available for federal income tax purposes unused short-term and long-term capital losses of approximately $654,000 and $85,000, respectively, that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $4,036,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2021, the Fund did not have any borrowings under the Facility.

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

J. Other: At September 30, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 84.2%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus ("COVID-19") outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

L. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. On March 5, 2021, the FCA announced that LIBOR will either cease to be provided by any administrator, or no longer be representative for many LIBOR settings after December 31, 2021, and for certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021 (or a later date, if a particular Reference Rate is expected to continue beyond 2021), it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Short Duration Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Short Duration Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2021

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2020, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the three- and five-year periods but below its peer group average for the one-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.
35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Merite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

43

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth year: 1959	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2022).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

44

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

45

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTLDANN
3798295 EXP 11.30.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Strategic Income Portfolio

Annual Report

September 30, 2021

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	14
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	32
Investment Advisory Agreement Approval	33
Liquidity Risk Management Program	35
U.S. Customer Privacy Notice	36
Trustee and Officer Information	39

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Strategic Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2021

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Expense Example (unaudited)

Strategic Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs, including sales charge (loads) on purchase payments; and (2) ongoing costs, which may include advisory fees, administration fees, distribution and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads, if applicable). Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Actual Ending Account Value 9/30/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Strategic Income Portfolio Class I	$1,000.00	$1,017.30	$1,022.11	$2.98	$2.99	0.59%
Strategic Income Portfolio Class A	1,000.00	1,014.50	1,020.31	4.80	4.81	0.95
Strategic Income Portfolio Class C	1,000.00	1,011.80	1,016.55	8.57	8.59	1.70
Strategic Income Portfolio Class IS	1,000.00	1,017.30	1,022.21	2.88	2.89	0.57

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited)

Strategic Income Portfolio

The Fund seeks to maximize current income consistent with the preservation of capital.

Performance

For the fiscal year ended September 30, 2021, the Fund's Class I shares had a total return based on net asset value and reinvestment of distributions per share of 5.47%, net of fees. The Fund's Class I shares outperformed against the Fund's benchmark, the Bloomberg U.S. Aggregate Indexi, which returned –0.90%.

Factors Affecting Performance

•  From an absolute performance standpoint, the Fund's positive total return was driven by spread sector decisions, notably the allocation to securitized credit in the non-agency residential mortgage-backed securities (RMBS), asset-backed securities (ABS) and non-agency commercial mortgage-backed securities (CMBS) sectors. We continued to see better risk-adjusted value in residential and residential-related sectors as housing markets remained very strong and residential credit spreads have been wider than most ABS and have carried lower risks than most CMBS.

•  The portfolio's allocation to investment grade and high yield corporate bonds contributed positively to performance as spreads have tightened significantly over the period amid improving economic data and momentum gains in the vaccination rollout in the U.S.

•  From a macro perspective, the Fund's emerging markets (EM) external spreads positioning was additive to returns. We remain constructive on the asset class but do not expect meaningful spread tightening on EM external debt from here. As such, we remain selective and focused on specific opportunities that we believe may still have good risk/reward profiles.

•  Positive performance was partially offset by the portfolio's long duration position in the U.S. as rates rose significantly in the first quarter of 2021 when vaccines were rolled out faster than expected and economic data continued to improve. As of September 30, 2021, the Fund maintains a duration of 2.24 years.

Management Strategies

•  Resurgent COVID-19 infections present a potential headwind to the U.S. and global economy getting back to trend growth. We still view it as a potentially delaying, rather than derailing, risk. Even though some economies have recovered quicker than anticipated, they are still operating below their estimated capacity, especially in the services sector, and the pandemic has most likely led to, or accelerated, structural changes to the economy, which could cause disruption for some time. While we do not expect a dramatic sell-off in government bond markets, we think the risk is skewed to yields rising, as markets price in the path to monetary policy normalization.

•  We expect inflation to remain high for some time, with year-over-year rates not declining until the second half of 2022. It is still our view that the surge is mainly transitory, due to technical factors, higher commodity prices and temporary bottlenecks in the economy. However, there is a risk that higher inflation proves to be more sustained, as wages and housing costs (which are usually more sticky than other prices) and inflation expectations (both market-based measures and consumer surveys) have also risen.

•  The backdrop for the U.S. Treasury market remains positive in our view. Tapering of the Federal Reserve's (Fed) asset purchases is expected to be announced in November or December 2021. For now, we stick with our outlook for Treasury yields to drift higher.

•  Looking forward, we see credit as fully valued but likely to consolidate at current levels supported by the four pillars of: (1) expectations financial conditions will remain easy, supporting low default rates; (2) economic activity that is expected to rebound as vaccinations allow economies to reopen;

i  "Bloomberg®" and the Bloomberg Index/Indices used are service marks of Bloomberg Finance L.P. and its affiliates, and have been licensed for use for certain purposes by Morgan Stanley Investment Management (MSIM). Bloomberg is not affiliated with MSIM, does not approve, endorse, review, or recommend any product, and. does not guarantee the timeliness, accurateness, or completeness of any data or information relating to any product.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

(3) strong corporate profitability with conservative balance sheet management as overall uncertainty remains high; and (4) demand for credit to stay strong as excess liquidity looks to be invested. We expect good ability to earn attractive incremental yield but see limited opportunities for capital gains from spread tightening.

•  Within securitized assets, U.S. residential credit-related assets appear to offer more attractive opportunities, in our view, as the fundamentals of the housing market continue to be strong. U.S. home prices are up nearly 20% over the past year, driven by affordability from low mortgage rates, low housing supply, and increasing demand from both the millennial generation (largest U.S. demographic cohort ever) and the evolving work-from-home dynamics.ii We favor more stable, very high-quality (AAA through A rated securities) CMBS sectors such as multi-family and office over shopping centers. Within ABS, we have a mixed outlook, with traditional consumer ABS (credit cards and auto loans) looking relatively expensive while the more COVID-challenged ABS sectors continue to offer much greater recovery potential. We remain negative on agency mortgage-backed securities (MBS) given our concerns about the potential impact on agency MBS if the Fed begins to taper its MBS purchases. We believe the Fed's taper plans have been thoroughly communicated and priced into the market, as spreads have widened meaningfully in 2021 in anticipation of this taper.

•  The near-term outlook for EM debt looks challenging, as the asset class faces multiple disruptive forces. The prospects of Fed tapering as early as November 2021 and its impact on real yields and the U.S. dollar may weigh on EM asset performance. A strengthening dollar is even more challenging in the current scenario where EM growth so far has failed to catch up with that of advanced economies and inflationary pressures remain at large (mainly due to supply-side disruptions), forcing a global tightening of monetary conditions. Moreover, recent negative headlines about China's real estate market, besides contributing to deteriorating market sentiment, imply a weakening Chinese economy in the quarters ahead, which could adversely impact commodity exporters in the EM universe (except oil, which seems to be well supported due to supply-side factors). Therefore, we remain cautious on risk in the near term, despite valuations being generally attractive. We are biased towards EM high yield credits with positive idiosyncratic stories and/or exposed to higher oil prices (and similarly, in EM currencies). In rates markets, we prefer the yield curves of countries that are already pricing in aggressive monetary policy tightening.

*  Minimum Investment

**  Commenced operations on December 30, 2014.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A, Class C and Class IS shares will vary from the performance of Class I shares based upon their different inception dates and will be negatively impacted by additional fees assessed to those classes (where applicable).

ii  Source: S&P CoreLogic Case-Shiller U.S. National Home Price NSA Index. Data as of September 30, 2021

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Strategic Income Portfolio

Performance Compared to the Bloomberg U.S. Aggregate Index(1), the Strategic Income Blended Index(2) and the Lipper Alternative Credit Focus Funds Index(3)

	Period Ended September 30, 2021 Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Fund — Class I Shares w/o sales charges(5)	5.47%	4.21%	—	3.33%
Fund — Class A Shares w/o sales charges(5)	5.05	3.83	—	2.96
Fund — Class A Shares with maximum 3.25% sales charges(5)	1.66	3.14	—	2.45
Fund — Class C Shares w/o sales charges(6)	4.34	3.09	—	2.24
Fund — Class C Shares with maximum 1.00% deferred sales charges(6)	3.34	3.09	—	2.24
Fund — Class IS Shares w/o sales charges(5)	5.58	4.27	—	3.38
Bloomberg U.S. Aggregate Index	–0.90	2.94	—	3.12
Strategic Income Blended Index	–0.90	2.08	—	1.58
Lipper Alternative Credit Focus Funds Index	6.14	3.34	—	2.64

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in sales charges and expenses.

(1)  The Bloomberg U.S. Aggregate Index tracks the performance of U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Strategic Income Blended Index is a performance linked benchmark of the old and new benchmark of the Fund. The old benchmark represented by ICE BofA 3-Month U.S. Treasury Bill Index (benchmark that tracks the performance of U.S. Treasury bills with a remaining maturity of three months) from Fund's inception to September 30, 2019 and the new benchmark represented by Bloomberg U.S. Aggregate Index for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Alternative Credit Focus Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Alternative Credit Focus Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Alternative Credit Focus Funds classification.

(4)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(5)  Commenced operations on December 30, 2014.

(6)  Commenced offering on April 30, 2015.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of Class I of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Fixed Income Securities (96.2%)
Asset-Backed Securities (26.0%)
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates,
1 Month USD LIBOR + 1.73%, 1.81%, 10/25/34 (a)		$39	$40
American Homes 4 Rent Trust,
5.64%, 4/17/52 (b)		100	110
Ameriquest Mortgage Securities, Inc.,
1 Month USD LIBOR + 2.10%, 2.19%, 5/25/34 (a)		222	230
AMSR Trust,
3.87%, 1/19/39 (b)		200	203
Bayview Financial Revolving Asset Trust,
1 Month USD LIBOR + 0.93%, 1.02%, 2/28/40 (a)(b)		100	96
BCMSC Trust,
7.51%, 1/15/29 (a)		112	109
CFMT 2020-HB4 LLC,
2.72%, 12/26/30 (a)(b)		200	200
Chase Funding Loan Acquisition Trust,
5.50%, 8/25/34		23	24
Conn's Receivables Funding 2019-B LLC,
4.60%, 6/17/24 (b)		387	389
Credit-Based Asset Servicing & Securitization LLC,
1 Month USD LIBOR + 1.13%, 1.21%, 2/25/33 (a)		59	59
1 Month USD LIBOR + 1.46%, 1.54%, 5/25/32 (a)		11	12
DT Auto Owner Trust,
5.33%, 11/17/25 (b)		100	104
ECAF I Ltd.,
4.95%, 6/15/40 (b)		228	219
EquiFirst Mortgage Loan Trust,
1 Month USD LIBOR + 2.18%, 2.26%, 10/25/34 (a)		44	45
European Residential Loan Securitisation,
1.44%, 7/24/54	EUR	148	170
Falcon Aerospace Ltd.,
3.60%, 9/15/39 (b)		$167	166
Finance of America HECM Buyout,
3.09%, 7/25/30 (a)(b)		200	202
Financial Asset Securities Corp.,
1 Month USD LIBOR + 0.38%, 0.47%, 2/27/35 (a)(b)		17	16
FREED ABS Trust,
3.19%, 11/18/26 (b)		76	76
Goodgreen Trust,
2.63%, 4/15/55 (b)		174	177
GSAA Home Equity Trust,
6.50%, 11/25/36		20	11
GSAMP Trust,
1 Month USD LIBOR + 0.48%, 0.57%, 3/25/46 (a)		79	79
	Face Amount (000)		Value (000)
Home Partners of America Trust,
3.60%, 9/17/39 (b)		$89	$90
Loanpal Solar Loan Ltd.,
2.29%, 1/20/48 (b)		166	168
2.47%, 12/20/47 (b)		166	169
2.75%, 7/20/47 (b)		158	164
MACH 1 Cayman Ltd.,
3.47%, 10/15/39 (b)		199	199
Mosaic Solar Loan Trust,
2.10%, 4/20/46 (b)		137	139
New Residential Mortgage LLC,
5.44%, 6/25/25 (b)		363	372
Newday Funding PLC,
1 Month GBP SONIA LIBOR + 2.40%, 2.45%, 9/15/27 (a)(b)	GBP	100	136
Newtek Small Business Loan Trust,
Daily U.S. Prime Rate — 0.55%, 2.70%, 2/25/44 (a)(b)		$113	111
NRZ Excess Spread-Collateralized Notes,
Class A 3.10%, 7/25/26 (b)		282	284
3.23%, 5/25/26 (b)		181	182
Ownit Mortgage Loan Trust,
1 Month USD LIBOR + 0.54%, 0.63%, 3/25/37 (a)		38	37
PMT FMSR Issuer Trust,
1 Month USD LIBOR + 3.00%, 3.09%, 3/25/26 (a)(b)		250	250
PNMAC GMSR Issuer Trust,
1 Month USD LIBOR + 2.65%, 2.74%, 8/25/25 (a)(b)		300	300
1 Month USD LIBOR + 2.85%, 2.94%, 2/25/23 (a)(b)		250	251
ReadyCap Lending Small Business Loan Trust,,
Daily U.S. Prime Rate — 0.50%, 2.65%, 12/27/44 (a)(b)		65	62
Republic FInance Issuance Trust,
3.93%, 11/22/27 (b)		100	102
SFS Asset Securitization LLC,
4.24%, 6/10/25 (b)		153	153
SLM Student Loan Trust,
3 Month EURIBOR + 0.55%, 0.00%, 12/15/33 — 1/25/40 (a)	EUR	588	654
Small Business Origination Loan Trust,
3.85%, 12/15/27	GBP	72	97
Sprite Ltd.,
4.25%, 12/15/37 (b)		$157	156
Stanwich Mortgage Loan Trust,
3.48%, 11/16/24 (b)		20	20
START Ireland,
4.09%, 3/15/44 (b)		151	152
Tricon American Homes Trust,
5.10%, 1/17/36 (b)		200	207

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)	Value (000)
Asset-Backed Securities (cont'd)
Truman Capital Mortgage Loan Trust,
1 Month USD LIBOR + 2.55%, 2.64%, 1/25/34 (a)(b)	$25	$26
1 Month USD LIBOR + 2.78%, 2.86%, 11/25/31 (a)(b)	30	30
		7,248
Collateralized Mortgage Obligation — Agency Collateral Series (0.0%) (c)
Government National Mortgage Association, IO
0.76%, 8/20/58 (a)	253	5
Commercial Mortgage-Backed Securities (6.9%)
BANK 2020-BNK30,
3.02%, 12/15/53 (a)	200	177
Bayview Commercial Asset Trust,
1 Month USD LIBOR + 0.66%, 0.75%, 11/25/35 (a)(b)	213	205
GS Mortgage Securities Corp. Trust,
1 Month USD LIBOR + 2.20%, 2.28%, 10/15/36 (a)(b)	100	97
GS Mortgage Securities Trust,
4.46%, 2/10/48 (a)(b)	100	101
4.85%, 6/10/47 (a)	50	52
JP Morgan Chase Commercial Mortgage Securities Corp.,
Class D
1 Month USD LIBOR + 1.70%, 1.78%, 4/15/38 (a)(b)	100	100
MFT Trust,
3.39%, 8/10/40 (a)(b)	180	188
3.59%, 2/10/42 (a)(b)	250	239
MKT 2020-525M Mortgage Trust,
3.04%, 2/12/40 (a)(b)	250	234
Multifamily Connecticut Avenue Securities Trust,
1 Month USD LIBOR + 1.70%, 1.79%, 10/15/49 (a)(b)	70	70
Natixis Commercial Mortgage Securities Trust,
4.30%, 10/15/36 (b)	150	146
SFO Commercial Mortgage Trust,
Class B 1 Month USD LIBOR + 1.50%, 1.58%, 5/15/38 (a)(b)	250	251
Wells Fargo Commercial Mortgage Trust,
4.28%, 5/15/48 (a)	75	77
		1,937
Corporate Bonds (43.8%)
Finance (24.3%)
ABN Amro Bank N.V.,
4.75%, 7/28/25 (b)	200	222
Aon Corp.,
2.20%, 11/15/22	50	51
Avolon Holdings Funding Ltd.,
2.88%, 2/15/25 (b)	50	51
	Face Amount (000)		Value (000)
Bank of America Corp.,
1.73%, 7/22/27		$375	$377
2.46%, 10/22/25		250	261
Barclays PLC,
3.93%, 5/7/25		200	215
Belrose Funding Trust,
2.33%, 8/15/30 (b)		125	123
BNP Paribas SA,
1.13%, 6/11/26	EUR	100	121
Brown & Brown, Inc.,
2.38%, 3/15/31		$75	75
4.20%, 9/15/24		50	54
Citigroup, Inc.,
0.78%, 10/30/24		125	125
1.68%, 5/15/24		250	255
5.50%, 9/13/25		225	260
CNO Financial Group, Inc.,
5.25%, 5/30/29		125	147
Credit Agricole SA (London),
1.38%, 3/13/25	EUR	100	121
DBS Group Holdings Ltd.,
1.50%, 4/11/28		100	119
Discover Financial Services,
3.95%, 11/6/24		$25	27
Duke Realty LP,
1.75%, 2/1/31		125	119
Equitable Holdings, Inc.,
3.90%, 4/20/23		162	170
ERP Operating LP,
4.15%, 12/1/28		100	114
GA Global Funding Trust,
1.00%, 4/8/24 (b)		275	276
Goldman Sachs Group, Inc. (The),
2.00%, 11/1/28	EUR	100	128
4.25%, 10/21/25		$125	138
Iron Mountain, Inc.,
4.88%, 9/15/29 (b)		75	79
Itau Unibanco Holding SA,
2.90%, 1/24/23 (b)		250	254
JPMorgan Chase & Co.,
0.77%, 8/9/25		275	274
1.95%, 2/4/32		100	97
Kimco Realty Corp.,
2.70%, 10/1/30		125	129
LeasePlan Corp. N.V.,
2.88%, 10/24/24 (b)		200	209
Lloyds Banking Group PLC,
4.05%, 8/16/23		200	213
Macquarie Bank Ltd.,
2.10%, 10/17/22 (b)		150	153
Mastercard, Inc.,
1.90%, 3/15/31		75	75

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Finance (cont'd)
Metropolitan Life Global Funding I,
0.95%, 7/2/25 (b)		$150	$148
National Bank of Canada,
0.55%, 11/15/24		250	250
PNC Financial Services Group, Inc. (The),
2.20%, 11/1/24		225	236
Prologis LP,
1.25%, 10/15/30		150	141
Shinhan Financial Group Co. Ltd.,
1.35%, 1/10/26 (b)		200	199
Sumitomo Mitsui Financial Group, Inc.,
2.45%, 9/27/24		200	209
SVB Financial Group,
1.80%, 2/2/31		150	144
USAA Capital Corp.,
1.50%, 5/1/23 (b)		150	153
Visa, Inc.,
0.75%, 8/15/27		75	73
Vonovia Finance BV,
4.00%, 12/17/21 (d)	EUR	100	117
Wells Fargo & Co.,
2.88%, 10/30/30		$75	78
			6,780
Industrials (18.3%)
AbbVie, Inc.,
2.95%, 11/21/26		175	188
3.60%, 5/14/25		125	135
Albertsons Cos., Inc./Safeway, Inc./ New Albertson's, Inc./Albertson's LLC,
5.75%, 3/15/25		4	4
Alphabet, Inc.,
1.10%, 8/15/30		125	118
American Axle & Manufacturing, Inc.,
6.50%, 4/1/27		75	78
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
5.75%, 7/15/27 (b)		49	51
Baidu, Inc.,
1.72%, 4/9/26		200	201
Berry Global, Inc.,
4.50%, 2/15/26 (b)		15	15
Boyd Gaming Corp.,
4.75%, 12/1/27		40	41
Crown Castle International Corp.,
3.30%, 7/1/30		25	27
CSX Corp.,
2.40%, 2/15/30		75	77
DH Europe Finance II Sarl,
2.20%, 11/15/24		375	391
Diamond Sports Group LLC/Diamond Sports Finance Co.,
6.63%, 8/15/27 (b)		75	33
	Face Amount (000)		Value (000)
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
5.88%, 8/15/27 (b)		$10	$10
Enbridge, Inc.,
2.50%, 8/1/33		125	126
Ford Motor Credit Co., LLC,
3.10%, 5/4/23		200	203
Garda World Security Corp.,
9.50%, 11/1/27 (b)		50	54
Global Partners LP/GLP Finance Corp.,
7.00%, 8/1/27		50	52
Grifols SA,
2.25%, 11/15/27 (b)	EUR	100	116
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.,
7.38%, 12/15/23 (b)		$75	77
Hanesbrands, Inc.,
4.88%, 5/15/26 (b)		75	81
HCA, Inc.,
4.13%, 6/15/29		125	140
Hyatt Hotels Corp.,
1.80%, 10/1/24 (e)		75	75
Johnson Controls International PLC/ Tyco Fire & Security Finance SCA,
2.00%, 9/16/31		50	49
Koppers, Inc.,
6.00%, 2/15/25 (b)		75	77
Level 3 Financing, Inc.,
3.40%, 3/1/27 (b)		225	237
Mauser Packaging Solutions Holding Co.,
7.25%, 4/15/25 (b)		25	25
Mosaic Co. (The),
4.25%, 11/15/23		125	133
NortonLifeLock, Inc.,
5.00%, 4/15/25 (b)		75	76
NXP BV/NXP Funding LLC/NXP USA, Inc.,
3.40%, 5/1/30 (b)		125	136
Oceaneering International, Inc.,
6.00%, 2/1/28		75	76
ONEOK, Inc.,
3.10%, 3/15/30		125	131
Q-Park Holding I BV,
1.50%, 3/1/25 (b)	EUR	100	112
Rockies Express Pipeline LLC,
3.60%, 5/15/25 (b)		$75	78
Royalty Pharma PLC,
1.20%, 9/2/25		125	124
Sabine Pass Liquefaction LLC,
4.50%, 5/15/30		100	115
Sally Holdings LLC/Sally Capital, Inc.,
5.63%, 12/1/25		75	77
Select Medical Corp.,
6.25%, 8/15/26 (b)		75	79

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Industrials (cont'd)
Silgan Holdings, Inc.,
2.25%, 6/1/28	EUR	100	$117
Skyworks Solutions, Inc.,
0.90%, 6/1/23		$75	75
Sotheby's,
7.38%, 10/15/27 (b)		200	212
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC,
4.74%, 3/20/25 (b)		175	187
Standard Industries, Inc.,
2.25%, 11/21/26 (b)	EUR	100	115
Toyota Motor Corp.,
1.34%, 3/25/26		$125	126
Transurban Finance Co. Pty Ltd.,
2.45%, 3/16/31 (b)		100	100
Univision Communications, Inc.,
4.50%, 5/1/29 (b)		70	71
US Foods, Inc.,
4.75%, 2/15/29 (b)		30	31
Verizon Communications, Inc.,
1.50%, 9/18/30		175	166
Vontier Corp.,
1.80%, 4/1/26 (b)		75	75
			5,093
Technology (0.5%)
Broadcom, Inc.,
3.46%, 9/15/26		125	135
Utility (0.7%)
Greenko Investment Co.,
4.88%, 8/16/23		200	202
			12,210
Mortgages — Other (16.9%)
Alba PLC,
3 Month GBP LIBOR + 0.50%, 0.57%, 3/17/39 (a)	GBP	59	75
Alternative Loan Trust,
3.27%, 3/25/35 (a)		$10	11
5.75%, 3/25/34		25	25
PAC 1 Month USD LIBOR + 0.45%, 0.54%, 10/25/36 (a)		33	17
Banc of America Alternative Loan Trust,
5.71%, 10/25/36 (a)		62	26
Banc of America Mortgage Trust,
2.49%, 6/25/35 (a)		72	70
3.60%, 3/25/33 (a)		12	13
Bear Stearns ALT-A Trust,
2.80%, 4/25/35 (a)		25	21
Bear Stearns ARM Trust,
2.39%, 8/25/33 (a)		92	95
3.05%, 2/25/36 (a)		24	26
	Face Amount (000)		Value (000)
Cascade Funding Mortgage Trust,
1.92%, 12/26/30 (a)(b)		$250	$251
2.80%, 6/25/69 (a)(b)		137	139
3.73%, 6/25/36 (a)(b)		200	199
4.00%, 10/25/68 (a)(b)		346	353
CFMT 2021-HB5 LLC,
2.91%, 2/25/31 (a)(b)		250	250
Citigroup Mortgage Loan Trust,
2.80%, 6/25/36 (a)		19	11
E-MAC Program BV,
3 Month EURIBOR + 0.17%, 1.41%, 4/25/39 (a)	EUR	65	70
Eurohome Mortgages PLC,
3 Month EURIBOR + 0.21%, 0.00%, 8/2/50 (a)		69	72
FMC GMSR Issuer Trust,
4.45%, 1/25/26 (a)(b)		$100	100
Class A 3.62%, 7/25/26 (a)(b)		100	100
Galton Funding Mortgage Trust,
4.00%, 2/25/59 (a)(b)		14	14
GC Pastor Hipotecario 5 FTA,
3 Month EURIBOR + 0.17%, 0.00%, 6/21/46 (a)	EUR	28	31
GSR Mortgage Loan Trust,
2.89%, 12/25/34 (a)		$33	35
HarborView Mortgage Loan Trust,
2.48%, 6/19/34 (a)		49	50
2.62%, 2/25/36 (a)		23	10
IM Pastor 3 FTH,
3 Month EURIBOR + 0.14%, 0.00%, 3/22/43 (a)	EUR	50	54
IM Pastor 4 FTA,
3 Month EURIBOR + 0.14%, 0.00%, 3/22/44 (a)		40	44
IndyMac INDX Mortgage Loan Trust,
2.88%, 12/25/34 (a)		$14	15
Lansdowne Mortgage Securities No. 1 PLC,
3 Month EURIBOR + 0.30%, 0.00%, 6/15/45 (a)	EUR	55	60
Lansdowne Mortgage Securities No. 2 PLC,
3 Month EURIBOR + 0.34%, 0.00%, 9/16/48 (a)		110	117
Lehman Mortgage Trust,
6.00%, 7/25/36		$49	34
National City Mortgage Capital Trust,
6.00%, 3/25/38		6	6
Natixis Commercial Mortgage Securities Trust,
2.25%, 8/15/38		200	200
Newgate Funding PLC,
3 Month GBP LIBOR + 3.00%, 3.07%, 12/15/50 (a)	GBP	100	135
OBX Trust,
3.50%, 10/25/59 (a)(b)		$34	35

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Strategic Income Portfolio

	Face Amount (000)		Value (000)
Mortgages — Other (cont'd)
PMC PLS ESR Issuer LLC,
5.07%, 11/25/24 (b)		$74	$74
PRMI Securitization Trust,
2.50%, 4/25/51 (a)(b)		192	195
PRPM LLC,
3.50%, 10/25/24 (a)(b)		75	75
RBSSP Resecuritization Trust,
2.11%, 12/25/35 (a)(b)		4	4
Reperforming Loan REMIC Trust,
8.50%, 6/25/35 (b)		33	36
Resloc UK PLC,
3 Month EURIBOR + 0.45%, 0.00%, 12/15/43 (a)	EUR	88	97
River Green Finance 2020 DAC,
1.80%, 1/22/32		$246	284
RMF Buyout Issuance Trust,
2.62%, 10/25/50 (a)(b)		100	100
Sage AR Funding PLC
1.30%, 11/17/30 (a)	GBP	200	271
Seasoned Credit Risk Transfer Trust,
3.75%, 9/25/55 (a)(b)		$150	154
4.75%, 5/25/57 (a)		100	105
4.75%, 7/25/58 (a)(b)		200	210
Silver Hill Trust,
3.10%, 11/25/49 (a)(b)		93	94
STARM Mortgage Loan Trust,
2.96%, 1/25/37 (a)		7	8
Uropa Securities PLC,
3 Month GBP LIBOR + 0.55%, 0.61%, 6/10/59 (a)	GBP	71	93
3 Month GBP LIBOR + 0.55%, 0.63%, 10/10/40 (a)		78	100
3 Month GBP LIBOR + 0.75%, 0.81%, 6/10/59 (a)		32	43
Washington Mutual MSC Mortgage Pass-Through Certificates,
5.50%, 3/25/33		$8	9
			4,716
Sovereign (2.6%)
Australia Government Bond,
2.75%, 11/21/28	AUD	1	1
Brazil Notas do Tesouro Nacional Series F,
10.00%, 1/1/29	BRL	300	54
Hellenic Republic Government Bond,
3.38%, 2/15/25 (b)	EUR	115	149
3.45%, 4/2/24 (b)		40	50
Indonesia Treasury Bond,
6.50%, 2/15/31	IDR	607,000	43
8.25%, 5/15/29		465,000	37
Peruvian Government International Bond, (Units)
5.40%, 8/12/34 (b)(f)	PEN	60	12
	Face Amount (000)	Value (000)
Senegal Government International Bond,
6.25%, 5/23/33	$200	$209
Ukraine Government International Bond,
7.75%, 9/1/23	150	161
		716
Total Fixed Income Securities (Cost $26,464)		26,832
	Shares
Short-Term Investments (3.9%)
Investment Company (3.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G) (Cost $824)	824,440	824
	Face Amount (000)
U.S. Treasury Security (0.9%)
U.S. Treasury Bill
0.06%, 7/14/22 (g)(h) (Cost $255)	$255	255
Total Short-Term Investments (Cost $1,079)		1,079
Total Investments (100.1%) (Cost $27,543) (i)(j)		27,911
Liabilities in Excess of Other Assets (–0.1%)		(35)
Net Assets (100.0%)		$27,876

(a)  Floating or variable rate securities: The rates disclosed are as of September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Amount is less than 0.05%.

(d)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2021.

(e)  When-issued security.

(f)  Consists of one or more classes of securities traded together as a unit.

(g)  Rate shown is the yield to maturity at September 30, 2021.

(h)  All or a portion of the security was pledged to cover margin requirements for swap agreements.

(i)  Securities are available for collateral in connection with purchase of when-issued security, open foreign currency exchange contracts, futures contracts and swap agreement.

(j)  At September 30, 2021, the aggregate cost for federal income tax purposes is approximately $27,657,000. The aggregate gross unrealized appreciation is approximately $643,000 and the aggregate gross unrealized depreciation is approximately $285,000, resulting in net unrealized appreciation of approximately $358,000.

EURIBOR  Euro Interbank Offered Rate.

IO  Interest Only.

LIBOR  London Interbank Offered Rate.

PAC  Planned Amortization Class.

REMIC  Real Estate Mortgage Investment Conduit.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Strategic Income Portfolio

Foreign Currency Forward Exchange Contracts:

The Fund had the following foreign currency forward exchange contracts open at September 30, 2021:

Counterparty	Contracts to Deliver (000)			In Exchange For (000)			Delivery Date	Unrealized Appreciation (Depreciation) (000)
Australia and New Zealand Banking Group	EUR	152			$179		11/19/21	$3
Bank of America NA	EUR	96			$113		11/19/21	2
Bank of America NA	GBP	197			$269		11/19/21	4
Barclays Bank PLC		$8		EUR	7		11/19/21	(—	@)
Citibank NA	EUR	2,223			$2,623		11/19/21	45
JPMorgan Chase Bank NA	BRL	367			$69		11/19/21	2
JPMorgan Chase Bank NA	GBP	463			$641		11/19/21	18
JPMorgan Chase Bank NA	IDR	1,132,494			$78		11/19/21	(1)
JPMorgan Chase Bank NA	PEN	65			$16		11/19/21	—	@
UBS AG	EUR	1			$2		11/19/21	—	@
UBS AG		$1		GBP	—	@	11/19/21	(—	@)
UBS AG		$—	@	GBP	—	@	11/19/21	(—	@)
								$73

Futures Contracts:

The Fund had the following futures contracts open at September 30, 2021:

	Number of Contracts	Expiration Date	Notional Amount (000)		Value (000)	Unrealized Appreciation (000)
Short:
German Euro Bund (Germany)	2	Dec-21	EUR	(200)	$(393)	$6
U.S. Treasury Ultra Long Bond (United States)	6	Dec-21		$(600)	(872)	17
U.S. Treasury 2 yr. Note (United States)	1	Dec-21		(200)	(220)	—	@
U.S. Treasury 10 yr. Note (United States)	1	Dec-21		(100)	(132)	2
U.S. Treasury 5 yr. Note (United States)	19	Dec-21		(1,900)	(2,332)	11
						$36

Credit Default Swap Agreement:

The Fund had the following credit default swap agreement open at September 30, 2021:

Swap Counterparty and Reference Obligation	Credit Rating of Reference Obligation†	Buy/Sell Protection	Pay/Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Amount (000)	Value (000)	Upfront Payment Paid (000)	Unrealized Depreciation (000)
Morgan Stanley & Co. LLC* CDX.NA.HY.37	NR	Sell	5.00%	Quarterly	12/20/26	$1,325	$124	$128	$(4)

@  —  Value is less than $500.

†  —  Credit rating as issued by Standard & Poor's.

*  —  Cleared swap agreement, the broker is Morgan Stanley & Co. LLC.

NR  —  Not rated.

AUD  —  Australian Dollar

BRL  —  Brazilian Real

EUR  —  Euro

GBP  —  British Pound

IDR  —  Indonesian Rupiah

PEN  —  Peruvian Nuevo Sol

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Strategic Income Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Asset-Backed Securities	26.0%
Finance	24.3
Industrials	18.2
Mortgages — Other	16.9
Other**	7.7
Commercial Mortgage-Backed Securities	6.9
Total Investments	100.0	%***

**  Industries and/or investment types representing less than 5% of total investments.

***  Does not include open short futures contracts with a value of approximately $3,949,000 and total unrealized appreciation of approximately $36,000. Does not include open foreign currency forward exchange contracts with net unrealized appreciation of approximately $73,000. Does not include an open swap agreement with total unrealized depreciation of approximately $4,000.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Strategic Income Portfolio

Statement of Assets and Liabilities	September 30, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $26,719)	$27,087
Investment in Security of Affiliated Issuer, at Value (Cost $824)	824
Total Investments in Securities, at Value (Cost $27,543)	27,911
Foreign Currency, at Value (Cost $14)	13
Cash	1
Interest Receivable	130
Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	74
Receivable for Variation Margin on Futures Contracts	51
Due from Adviser	33
Receivable for Fund Shares Sold	5
Tax Reclaim Receivable	1
Receivable from Affiliate	—	@
Other Assets	24
Total Assets	28,243
Liabilities:
Payable for Investments Purchased	275
Payable for Professional Fees	49
Payable for Custodian Fees	13
Payable for Administration Fees	2
Payable for Variation Margin on Swap Agreements	2
Payable for Transfer Agency Fees — Class I	—	@
Payable for Transfer Agency Fees — Class A	—	@
Payable for Transfer Agency Fees — Class C	—	@
Payable for Transfer Agency Fees — Class IS	—	@
Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	1
Payable for Swap Agreements Termination	1
Payable for Shareholder Services Fees — Class A	—	@
Payable for Distribution and Shareholder Services Fees — Class C	—	@
Payable for Sub Transfer Agency Fees — Class A	—	@
Payable for Sub Transfer Agency Fees — Class C	—	@
Deferred Capital Gain Country Tax	—	@
Other Liabilities	24
Total Liabilities	367
Net Assets	$27,876
Net Assets Consist of:
Paid-in-Capital	$27,622
Total Distributable Earnings	254
Net Assets	$27,876

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Strategic Income Portfolio

Statement of Assets and Liabilities (cont'd)	September 30, 2021 (000)
CLASS I:
Net Assets	$15,973
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,573,364
Net Asset Value, Offering and Redemption Price Per Share	$10.15
CLASS A:
Net Assets	$538
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	52,996
Net Asset Value, Redemption Price Per Share	$10.14
Maximum Sales Load	3.25%
Maximum Sales Charge	$0.34
Maximum Offering Price Per Share	$10.48
CLASS C:
Net Assets	$446
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	44,172
Net Asset Value, Offering and Redemption Price Per Share	$10.11
CLASS IS:
Net Assets	$10,919
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	1,075,085
Net Asset Value, Offering and Redemption Price Per Share	$10.16

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Strategic Income Portfolio

Statement of Operations	Year Ended September 30, 2021 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $1 of Foreign Taxes Withheld)	$775
Dividends from Security of Affiliated Issuer (Note G)	— @
Total Investment Income	775
Expenses:
Professional Fees	126
Advisory Fees (Note B)	86
Registration Fees	57
Pricing Fees	23
Administration Fees (Note C)	22
Custodian Fees (Note F)	15
Shareholder Reporting Fees	12
Transfer Agency Fees — Class I (Note E)	2
Transfer Agency Fees — Class A (Note E)	3
Transfer Agency Fees — Class C (Note E)	2
Transfer Agency Fees — Class IS (Note E)	2
Trustees' Fees and Expenses	5
Shareholder Services Fees — Class A (Note D)	1
Distribution and Shareholder Services Fees — Class C (Note D)	3
Sub Transfer Agency Fees — Class A	— @
Sub Transfer Agency Fees — Class C	— @
Other Expenses	17
Total Expenses	376
Expenses Reimbursed by Adviser (Note B)	(124)
Waiver of Advisory Fees (Note B)	(86)
Reimbursement of Class Specific Expenses — Class A (Note B)	(2)
Reimbursement of Class Specific Expenses — Class C (Note B)	(2)
Reimbursement of Class Specific Expenses — Class IS (Note B)	(2)
Rebate from Morgan Stanley Affiliate (Note G)	(— @)
Net Expenses	160
Net Investment Income	615
Realized Gain:
Investments Sold (Net of $1 of Capital Gain Country Tax)	232
Foreign Currency Forward Exchange Contracts	8
Foreign Currency Translation	— @
Futures Contracts	36
Swap Agreements	240
Net Realized Gain	516
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Decrease in Deferred Capital Gain Country Tax of $1)	349
Foreign Currency Forward Exchange Contracts	18
Foreign Currency Translation	(2)
Futures Contracts	43
Swap Agreements	(119)
Net Change in Unrealized Appreciation (Depreciation)	289
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	805
Net Increase in Net Assets Resulting from Operations	$1,420

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Strategic Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2021 (000)	Year Ended September 30, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$615	$709
Net Realized Gain (Loss)	516	(340)
Net Change in Unrealized Appreciation (Depreciation)	289	(121)
Net Increase in Net Assets Resulting from Operations	1,420	248
Dividends and Distributions to Shareholders:
Class I	(458)	(439)
Class A	(5)	(12)
Class C	(5)	(3)
Class IS	(314)	(301)
Total Dividends and Distributions to Shareholders	(782)	(755)
Capital Share Transactions:(1)
Class I:
Subscribed	—	15,041
Distributions Reinvested	458	439
Redeemed	—	(40)
Class A:
Subscribed	445	1,505
Distributions Reinvested	5	12
Redeemed	(122)	(1,529)
Class C:
Subscribed	361	257
Distributions Reinvested	5	3
Redeemed	(193)	(47)
Class IS:
Distributions Reinvested	314	301
Net Increase in Net Assets Resulting from Capital Share Transactions	1,273	15,942
Total Increase in Net Assets	1,911	15,435
Net Assets:
Beginning of Period	25,965	10,530
End of Period	$27,876	$25,965
(1) Capital Share Transactions:
Class I:
Shares Subscribed	—	1,487
Shares Issued on Distributions Reinvested	45	45
Shares Redeemed	—	(5)
Net Increase in Class I Shares Outstanding	45	1,527
Class A:
Shares Subscribed	43	152
Shares Issued on Distributions Reinvested	1	1
Shares Redeemed	(12)	(155)
Net Increase (Decrease) in Class A Shares Outstanding	32	(2)
Class C:
Shares Subscribed	35	27
Shares Issued on Distributions Reinvested	1	— @@
Shares Redeemed	(19)	(5)
Net Increase in Class C Shares Outstanding	17	22
Class IS:
Shares Issued on Distributions Reinvested	31	31

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Strategic Income Portfolio

	Class I
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.91		$10.11		$10.33		$10.21		$9.69
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.23		0.27		0.26		0.28		0.26
Net Realized and Unrealized Gain (Loss)	0.31		(0.18)		0.10		0.05		0.47
Total from Investment Operations	0.54		0.09		0.36		0.33		0.73
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.29)		(0.44)		(0.21)		(0.21)
Net Realized Gain	—		—		(0.14)		—		—
Total Distributions	(0.30)		(0.29)		(0.58)		(0.21)		(0.21)
Net Asset Value, End of Period	$10.15		$9.91		$10.11		$10.33		$10.21
Total Return(2)	5.47%		0.98%		3.79%		3.32%		7.64%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$15,973		$15,145		$10		$10		$10
Ratio of Expenses Before Expense Limitation	1.36%		1.98%		24.26%		25.49%		21.19%
Ratio of Expenses After Expense Limitation	0.58	%(3)	0.58	%(3)(4)	0.99	%(3)	0.99	%(3)	0.99	%(3)
Ratio of Net Investment Income	2.29	%(3)	2.81	%(3)	2.61	%(3)	2.77	%(3)	2.63	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.01%		0.01%		0.01%
Portfolio Turnover Rate	38%		161%		97%		75%		64%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective October 01, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.60% for Class I shares. Prior to October 01, 2019, the maximum ratio was 1.00% for Class I shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Strategic Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.90		$10.09		$10.31		$10.20		$9.69
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.18		0.24		0.22		0.25		0.20
Net Realized and Unrealized Gain (Loss)	0.32		(0.17)		0.11		0.04		0.49
Total from Investment Operations	0.50		0.07		0.33		0.29		0.69
Distributions from and/or in Excess of:
Net Investment Income	(0.26)		(0.26)		(0.41)		(0.18)		(0.18)
Net Realized Gain	—		—		(0.14)		—		—
Total Distributions	(0.26)		(0.26)		(0.55)		(0.18)		(0.18)
Net Asset Value, End of Period	$10.14		$9.90		$10.09		$10.31		$10.20
Total Return(2)	5.05%		0.62%		3.52%		2.92%		7.18%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$538		$204		$224		$77		$10
Ratio of Expenses Before Expense Limitation	2.68%		2.89%		4.82%		7.09%		9.96%
Ratio of Expenses After Expense Limitation	0.95	%(3)	0.95	%(3)(4)	1.34	%(3)	1.34	%(3)	1.33	%(3)
Ratio of Net Investment Income	1.83	%(3)	2.44	%(3)	2.21	%(3)	2.40	%(3)	2.08	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.01%		0.01%		0.02%
Portfolio Turnover Rate	38%		161%		97%		75%		64%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective October 01, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.95% for Class A shares. Prior to October 01, 2019, the maximum ratio was 1.35% for Class A shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Strategic Income Portfolio

	Class C
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.87		$10.07		$10.28		$10.17		$9.66
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.12		0.16		0.14		0.17		0.13
Net Realized and Unrealized Gain (Loss)	0.31		(0.17)		0.11		0.05		0.49
Total from Investment Operations	0.43		(0.01)		0.25		0.22		0.62
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.19)		(0.32)		(0.11)		(0.11)
Net Realized Gain	—		—		(0.14)		—		—
Total Distributions	(0.19)		(0.19)		(0.46)		(0.11)		(0.11)
Net Asset Value, End of Period	$10.11		$9.87		$10.07		$10.28		$10.17
Total Return(2)	4.34%		(0.13)%		2.78%		2.11%		6.46%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$446		$266		$50		$20		$22
Ratio of Expenses Before Expense Limitation	3.22%		4.43%		10.78%		14.46%		13.41%
Ratio of Expenses After Expense Limitation	1.70	%(3)	1.70	%(3)(4)	2.09	%(3)	2.09	%(3)	2.09	%(3)
Ratio of Net Investment Income	1.16	%(3)	1.70	%(3)	1.45	%(3)	1.69	%(3)	1.33	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.01%		0.01%		0.01%
Portfolio Turnover Rate	38%		161%		97%		75%		64%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective October 01, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.70% for Class C shares. Prior to October 01, 2019, the maximum ratio was 2.10% for Class C shares.

(5)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.
20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Strategic Income Portfolio

	Class IS
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020		2019		2018		2017
Net Asset Value, Beginning of Period	$9.91		$10.11		$10.33		$10.22		$9.69
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.23		0.28		0.27		0.29		0.27
Net Realized and Unrealized Gain (Loss)	0.32		(0.19)		0.10		0.04		0.48
Total from Investment Operations	0.55		0.09		0.37		0.33		0.75
Distributions from and/or in Excess of:
Net Investment Income	(0.30)		(0.29)		(0.45)		(0.22)		(0.22)
Net Realized Gain	—		—		(0.14)		—		—
Total Distributions	(0.30)		(0.29)		(0.59)		(0.22)		(0.22)
Net Asset Value, End of Period	$10.16		$9.91		$10.11		$10.33		$10.22
Total Return(2)	5.58%		0.89%		3.95%		3.27%		7.80%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$10,919		$10,350		$10,246		$10,311		$10,197
Ratio of Expenses Before Expense Limitation	1.37%		1.99%		3.06%		3.28%		3.79%
Ratio of Expenses After Expense Limitation	0.57	%(3)	0.57	%(3)(4)	0.94	%(3)	0.94	%(3)	0.94	%(3)
Ratio of Net Investment Income	2.30	%(3)	2.81	%(3)	2.66	%(3)	2.83	%(3)	2.68	%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(5)	0.00	%(5)	0.01%		0.01%		0.01%
Portfolio Turnover Rate	38%		161%		97%		75%		64%

(1)  Per share amount is based on average shares outstanding.

(2)  Calculated based on the net asset value as of the last business day of the period.

(3)  The Ratio of Expenses After Expense Limitation and Ratio of Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Effective October 01, 2019, the Adviser has agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.57% for Class IS shares. Prior to October 01, 2019, the maximum ratio was 0.95% for Class IS shares.

(5)  Amount is less than 0.005%.
The accompanying notes are an integral part of the financial statements.
21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Strategic Income Portfolio. The Fund seeks to maximize current income consistent with the preservation of capital. The Fund offers four classes of shares — Class I, Class A, Class C and Class IS.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other Interbank Offered Rate ("IBOR") based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (2) futures are valued at the settlement price on the exchange on which they trade or, if a settlement price is unavailable, at the last sale price on the exchange; (3) over-the-counter ("OTC") swaps may be valued by an outside pricing service approved by the Trustees or quotes from a broker or dealer. Swaps cleared on a clearinghouse or exchange may be valued using the closing price provided by the clearinghouse or exchange; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Asset-Backed Securities	$—	$7,248	$—	$7,248
Collateralized Mortgage Obligations — Agency Collateral Series	—	5	—	5
Commercial Mortgage-Backed Securities	—	1,937	—	1,937
Corporate Bonds	—	12,210	—	12,210
Mortgages — Other	—	4,716	—	4,716
Sovereign	—	716	—	716
Total Fixed Income Securities	—	26,832	—	26,832
Short-Term Investments
Investment Company	824	—	—	824
U.S. Treasury Security	—	255	—	255
Total Short-Term Investments	824	255	—	1,079
Foreign Currency Forward Exchange Contracts	—	74	—	74
Futures Contracts	36	—	—	36
Total Assets	860	27,161	—	28,021
Liabilities:
Foreign Currency Forward Exchange Contracts	—	(1)	—	(1)
Credit Default Swap Agreement	—	(4)	—	(4)
Total Liabilities	—	(5)	—	(5)
Total	$860	$27,156	$—	$28,016

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

–  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

–  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency transactions for the period is reflected in the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares.

4.  Derivatives: The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid and risks arising from margin requirements. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund's holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund used during the period and their associated risks:

Futures: A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Swaps: The Fund may enter into OTC swap contracts or cleared swap transactions. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for OTC swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. During the period swap agreements are open, payments are received from or made to the clearinghouse or counterparty based upon changes in the value of the contract (variation margin). The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing and exchange-trading of certain standardized swap transactions. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and U.S. Commission ("CFTC") approval of contracts for central clearing and exchange trading.

The Fund's use of swaps during the period included those based on the credit of an underlying security commonly referred to as "credit default swaps." The Fund may be either the buyer or seller in a credit default swap. Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by the issuer of the debt obligation. If no default occurs, the Fund would

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event by the issuer of the referenced debt obligation. The use of credit default swaps could result in losses to the Fund if the Adviser fails to correctly evaluate the creditworthiness of the issuer of the referenced debt obligation.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap agreement and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap agreement and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The Fund's maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the swap agreement.

The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

When the Fund has an unrealized loss on a swap agreement, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. If applicable, cash collateral is included with "Due from (to) Broker" in the Statement of Assets and Liabilities.

Upfront payments paid or received by the Fund will be reflected as an asset or liability, respectively, in the Statement of Assets and Liabilities.

Foreign Currency Forward Exchange Contracts: In connection with its investments in foreign securities, the Fund also entered into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract ("currency contract") is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. To the extent hedged by the use of currency contracts, the precise matching of the currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

contract is entered into and the date it matures. Furthermore, such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is additional risk to the extent that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. A currency contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

FASB ASC 815, "Derivatives and Hedging" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

The following tables set forth the fair value of the Fund's derivative contracts by primary risk exposure as of September 30, 2021:

	Asset Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Appreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$74
Futures Contracts	Variation Margin on Futures Contracts	Interest Rate Risk	36	(a)
Total			$110
	Liability Derivatives Statement of Assets and Liabilities Location	Primary Risk Exposure	Value (000)
Foreign Currency Forward Exchange Contracts	Unrealized Depreciation on Foreign Currency Forward Exchange Contracts	Currency Risk	$(1)
Swap Agreement	Variation Margin on
	Swap Agreement	Credit Risk	(4	)(a)
Total			$(5)

(a) This amount represents the cumulative appreciation (depreciation) as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day's net variation margin.

The following tables set forth by primary risk exposure the Fund's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended September 30, 2021 in accordance with ASC 815:

Realized Gain
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$8
Interest Rate Risk	Futures Contracts	36
Credit Risk	Swap Agreement	240
	Total	$284
Change in Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Derivative Type	Value (000)
Currency Risk	Foreign Currency Forward Exchange Contracts	$18
Interest Rate Risk	Futures Contracts	43
Credit Risk	Swap Agreement	(119)
	Total	$(58)

At September 30, 2021, the Fund's derivative assets and liabilities are as follows:

Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
Derivatives(b)	Assets(c) (000)	Liabilities(c) (000)
Foreign Currency Forward Exchange Contracts	$74	$(1)

(b) Excludes exchange-traded derivatives.

(c) Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments' payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty. Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as swap, forward, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of September 30, 2021:

Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Asset Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Received (000)	Net Amount (not less than $0) (000)
Australia and New Zealand Banking Group	$3		$—	$—	$3
Bank of America NA	6		—	—	6
Citibank NA	45		—	—	45
JPMorgan Chase Bank NA	20		(1)	—	19
UBS AG	—	@	(— @)	—	0
Total	$74		$(1)	$—	$73
	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Liability Derivatives Presented in the Statement of Assets and Liabilities (000)		Financial Instrument (000)	Collateral Pledged (000)	Net Amount (not less than $0) (000)
Barclays Bank PLC	$—	@	$—	$—	$—	@
JPMorgan Chase Bank NA	1		(1)	—	0
UBS AG	—	@	(— @)	—	0
Total	$1		$(1)	$—	$—	@

@ Amount is less than $500.

For the year ended September 30, 2021, the approximate average monthly amount outstanding for each derivative type is as follows:

Foreign Currency Forward Exchange Contracts:
Average monthly principal amount	$4,099,000
Futures Contracts:
Average monthly notional value	$2,916,000
Swap Agreements:
Average monthly notional amount	$1,281,000

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Dividend income and other distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — distribution and shareholder services, transfer agency and sub transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.32% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.60% for Class I shares, 0.95% for Class A shares, 1.70% for Class C shares and 0.57% for Class IS shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. For the year ended September 30, 2021, approximately $86,000 of advisory fees were waived and approximately $130,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Distribution and Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

The Trust has adopted a Distribution and Shareholder Services Plan with respect to Class C shares pursuant to Rule 12b-1 under the Act. Under the Distribution and Shareholder Services Plan, the Fund pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.75% and a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to Class C shares.

The distribution and shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class A and Class C shares.

E. Dividend Disbursing and Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: For the year ended September 30, 2021, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $10,897,000 and $9,923,000, respectively. For the year ended September 30, 2021, purchases and sales of long-term U.S. Government securities were $0 and less than $500, respectively.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended September 30, 2021, advisory fees paid were reduced by less than $500 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of affiliated investments during the year ended September 30, 2021 is as follows:

Affiliated Investment Company	Value September 30, 2020 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Funds	$118	$9,067	$8,361	$—	@
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value September 30, 2021 (000)
Liquidity Funds	$—	$—	$824

@ Amount is less than $500.

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From:	2020 Distributions Paid From:
Ordinary Income (000)	Ordinary Income (000)
$782	$755

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended September 30, 2021.

At September 30, 2021, the Fund had no distributable earnings on a tax basis.

At September 30, 2021, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $20,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $448,000.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended September 30, 2021, the Fund intends to defer to October 1, 2021 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$6	$—

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2021, the Fund did not have record owners of 10% or greater.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus ("COVID-19") outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

L. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. On March 5, 2021, the FCA announced that LIBOR will either cease to be provided by any administrator, or no longer be representative for many LIBOR settings after December 31, 2021, and for certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021 (or a later date, if a particular Reference Rate is expected to continue beyond 2021), it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Strategic Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Strategic Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Strategic Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2021

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2020, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's performance, management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

36

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

37

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

38

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Merite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

39

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

40

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

41

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth year: 1959	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2022).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

42

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable fund of Morgan Stanley Institutional Fund Trust, which describes in detail the fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

43

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTSIPANN
3798296 EXP 11.30.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Ultra-Short Income Portfolio

Annual Report

September 30, 2021

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	9
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	25
Investment Advisory Agreement Approval	26
Liquidity Risk Management Program	28
U.S. Customer Privacy Notice	29
Trustee and Officer Information	32

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Ultra-Short Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2021

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Expense Example (unaudited)

Ultra-Short Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Actual Ending Account Value 9/30/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Ultra-Short Income Portfolio Class IR	$1,000.00	$1,000.70	$1,024.37	$0.70	$0.71	0.14%
Ultra-Short Income Portfolio Institutional Class	1,000.00	1,000.50	1,024.12	0.95	0.96	0.19
Ultra-Short Income Portfolio Class A	1,000.00	1,000.20	1,023.76	1.30	1.32	0.26

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited)

Ultra-Short Income Portfolio

The Fund seeks current income with capital preservation while maintaining liquidity.

Performance

For the fiscal year ended September 30, 2021, the Fund's Institutional Share Class had a total return based on net asset value and reinvestment of distributions per share of 0.05%, net of fees. The Fund's Institutional Share Class underperformed against the Fund's benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the "Index"), which returned 0.07%. For the seven-day period ended September 30, 2021, the Fund's Institutional Share Class provided an annualized current yield of 0.07% (subsidized) and –0.07% (non-subsidized), while its 30-day moving average annualized yield was 0.09% (subsidized) and –0.07% (non-subsidized). The 30-day SEC yield was 0.09% (subsidized) and –0.07% (non-subsidized). The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  Federal Reserve (Fed) officials kept the benchmark policy rate unchanged at their September 2020 Federal Open Market Committee (FOMC or Committee) meeting, signaling they expect to maintain an accommodative stance of monetary policy until they achieve inflation averaging 2% over time and longer-term inflation expectations remain well anchored at 2%. The "dot plot" showed that bankers expected near zero interest rates through 2023.

•  Third quarter 2020 gross domestic product (GDP) rose by a record 33.1% (annualized) following a –31.4% drop (annualized) in the second quarter due to pandemic-related shutdowns.i The rebound reflects the gradual reopening of businesses and the strength of the resilient consumer. Consumer spending rose 1.4% in September 2020 versus the prior month,ii and the employment picture continued to improve. Unemployment claims continued to trend lower and the unemployment rate stood at 6.9% in October 2020.iii While the U.S. economy was heading into the final quarter of

2020 with momentum, rising virus cases were making the growth outlook less certain.

•  As expected, the FOMC kept the target range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its November 5, 2020 meeting. In addition, the FOMC maintained its quantitative easing program, saying, "over coming months the Federal Reserve will increase its holdings of Treasury securities and agency mortgage-backed securities at least at the current pace." The consistent messaging from the Fed allowed it to maintain a low profile while much of the country focused on the U.S. presidential election.

•  At the December 2020 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. Much of the meeting's focus related to forward guidance and the asset purchase program. The Fed reiterated it will "continue to increase its holdings of Treasury securities by at least $80 billion per month and of agency mortgage-backed securities by at least $40 billion per month until substantial further progress has been made toward the Committee's maximum employment and price stability goals." Effectively signifying that until both maximum unemployment and consistent 2% inflation is met, the Fed will continue asset purchases.

•  In addition to the press release, the Fed updated its economic projections at the December 2020 meeting. Chairman Powell and the FOMC reinforced their forward guidance and accommodative policy stance with the updated dot plot, which illustrated that 16 out of 17 officials expected to keep rates at current levels through 2022, while 12 of the 17 officials expected rates to remain unchanged through 2023. The FOMC projected real GDP to contract by 2.4% in 2020, but rebound in both 2021 and 2022. The Fed estimated the unemployment rate will decrease to 6.7% in 2020, then recover sharply in the following two years. The Committee marginally increased projections for core Personal Consumption Expenditures, but did not see inflation rising to 2% until 2023. While many of these figures were

i  Source for GDP data used in this report: Bureau of Economic Analysis and Bloomberg L.P.

ii  Source: Bureau of Economic Analysis and Bloomberg L.P.

iii  Source for labor market data used in this report: Bureau of Labor Statistics and Bloomberg L.P.

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

positively revised since September 2020, the FOMC planned to use "its full range of tools to support the U.S. economy in this challenging time, thereby promoting its maximum employment and price stability goals."

•  After a record third quarter 2020 growth, the U.S. economy slowed down in the fourth quarter, expanding at 4% (annualized) as the pandemic weighed on the labor market and Americans' willingness to spend. Personal consumption, the largest part of the economy, increased at 2.5%, below 3.1% expectations. Additionally, nonfarm payrolls posted the first decline in eight months as of December 2020, decreasing 140,000 from the prior month, while the unemployment and participation rates held constant at 6.7% and 61.5%, respectively. While overall this was a disappointing release, sentiment about the outlook for the economy remained relatively unchanged.

•  As expected, the FOMC held the range for the federal funds rate steady at 0.00% to 0.25% at the conclusion of its January 2021 meeting. In addition, forward guidance and quantitative easing policy were left intact. While much was left unchanged, the Fed tweaked its view on economic conditions. The Fed continued to acknowledge the ongoing economic recovery in prior language, but its January 2021 statement noted, "the pace of the recovery in economic activity and employment has moderated in recent months." The Fed viewed its current policy stance as appropriate "until labor market conditions have reached levels consistent with the Committee's assessments of maximum employment and inflation has risen to 2% and is on track to moderately exceed 2% for some time."

•  While no formal policy meeting occurred in February 2021, Chairman Powell presented the Fed's semiannual monetary policy report to Congress. The chairman kept his prepared remarks very consistent with recent Fed language and FOMC press releases. He reiterated that the Fed is committed to maximum employment and price stability in addition to its current monetary policy stance.

•  As expected, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its March 2021 meeting. The Fed did not tweak its forward guidance or quantitative easing policies. The March 2021 press release remained consistent with prior meetings but with a more upbeat assessment of the pace of the economic recovery. Having previously characterized the recovery as moderating at the January 2021 meeting, the Fed noted in its March statement "following a moderation in the pace of the recovery, indicators of economic activity and employment have turned up recently."

•  In addition to the press release, the Fed introduced an updated summary of economic projections. Chairman Powell and the FOMC reiterated current forward guidance and accommodative policy with its updated dot plot, which illustrated that 14 out of 18 officials expected to keep rates at current levels through 2022, while 11 of the 18 officials expected rates to remain unchanged through 2023. The FOMC increased its real GDP projection to 6.5% in 2021 from 4.2% in the December 2020 projections. The Fed estimated the unemployment rate would decline to 4.5% in 2021 and continue to improve in the following two years. The Committee projected core Personal Consumption Expenditures inflation to rise slightly above 2% in 2021, but ultimately level out at 2% over the course of 2022 and 2023.

•  GDP increased 6.3% (annualized) in the first quarter of 2021, as economic activity continued to rebound with rising vaccination rates and further relaxation of social and business restrictions. Monthly non-farm payroll gains averaged 468,000 in the first three months of 2021, and the unemployment rate fell to 6.0% as of March 31, 2021, from 6.3% as of January 31, 2021.

•  As expected in the April 2021 meeting, the FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25%. While the Fed maintained its steadfast accommodative monetary policy, it noted changes to the economy, progress on vaccinations and risks to the outlook. For the first time, the Fed commented on the vaccine rollout and strong fiscal policy that have helped "strengthen" the economy. More specifically, the Fed said, "Amid progress on vaccinations and strong policy support, indicators of economic activity and employment have strengthened. The sectors most adversely affected by the pandemic remain weak but have shown

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

improvement. Inflation has risen, largely reflecting transitory factors." The Fed removed "considerable" when describing risks to the economy, saying, "the ongoing public health crisis continues to weigh on the economy, and risks to the economic outlook remain." Looking ahead, Chairman Powell strongly reiterated the Fed's forward guidance on quantitative easing policy and view on rates, as they still consider the economy a long way from the Fed's goals.

•  The FOMC did not meet in May 2021. Minutes from the April 2021 FOMC meeting released during May indicated that officials were cautiously optimistic about the U.S. economic recovery, with some signaling that it would be appropriate to adjust the pace of their asset purchase program.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its June 2021 meeting as expected. While the Fed did not tweak its forward guidance or quantitative easing policies, it did make a technical adjustment to rates. The FOMC boosted the rate on its overnight reverse repurchase (RRP) agreement facility by 5 basis points to 0.05% and increased the interest paid on excess reserves by 5 basis points to 0.15% to foster smoother funding in the money markets. The statement positively tweaked language regarding vaccinations and the economy, saying, "progress on vaccinations has reduced the spread of COVID-19 in the United States. Amid this progress and strong policy support, indicators of economic activity and employment have strengthened."

•  In addition to the press release, the Fed updated its summary of economic projections. The main modification to the FOMC's projections occurred in 2023 dot plot. Thirteen of the 18 voting members expected two rate hikes in 2023, as of June 2021, compared to the March 2021 projections showing only 7 of 18 voting members expecting a rate liftoff. The FOMC upgraded its real GDP forecast to 7.0% in 2021 from 6.5% in the March 2021 forecast and unemployment rate projections were roughly unchanged from its last meeting. The Committee estimated core Personal Consumption Expenditures inflation to rise to 3% in 2021, but ultimately level out around 2% over the course of 2022 and 2023. Although the Fed upgraded its language and economic forecasts, it remained prepared to adjust the stance of its monetary policy if risks emerge that impede the attainment of its goals.

•  In the second quarter of 2021, GDP grew 6.7% (annualized), which fell short of analysts' expectations but nonetheless showed a modest acceleration from the first quarter's pace. Employment also improved, with non-farm payrolls averaging 615,000 in the quarter and the unemployment rate falling to 5.9% as of June 30, 2021. Notably, inflation rose sharply in the quarter, in part because the annual rate calculation period included the steep price declines early in the pandemic as well as the surge in demand and lagging supply chains that have accompanied the recovery.

•  The FOMC kept the range for the federal funds rate unchanged at 0.00% to 0.25% at the conclusion of its July 2021 meeting, as expected. While messaging remained generally consistent with the prior month's meeting, the Fed upgraded its stance on the economy, noting that it has "continued to strengthen." In consideration of preparing for balance sheet tapering, Chairman Powell indicated that the economy has made progress toward the Fed's employment and inflation goals but data have not been "sufficient" to warrant policy shifts. Current policy continues to be viewed as "appropriate," and the Committee will "continue to assess progress in coming meetings."

•  Minutes from the July 2021 FOMC meeting showed that officials concluded that they had reached their inflation goals while still needing to make progress on their employment mandate. Regarding the current quantitative easing policies, where the Fed is purchasing $120 billion of bonds monthly, participants noted that "provided that the economy were to evolve broadly as they anticipated, they judged that it could be appropriate to start reducing the pace of asset purchases this year." Chairman Powell's speech at the annual Jackson Hole conference later in the month provided no additional insights on monetary policy and confirmed that tapering is still on the table for later this year. The market's base case projected a tapering announcement at the November 2021 FOMC

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

meeting with a first reduction in bond purchases in December 2021.

•  Officials left interest rates and their monthly asset purchase program unchanged at the September 2021 FOMC meeting while reinforcing the market's perception that tapering later in 2021 is likely. The Fed stated that if progress toward its employment and inflation goals "continues broadly as expected, the Committee judges that a moderation in the pace of asset purchases may soon be warranted." In their updated summary of economic projections, officials were now evenly split on whether raising the federal funds rate in 2022 would be appropriate, compared to June 2021's projections that showed no rate increase until 2023. Finally, the Fed raised the overnight RRP counterparty limit from $80 billion to $160 billion. On September 30, 2021, 92 participants placed a total of $1.605 trillion at the Federal Reserve's overnight RRP facility, a new all-time high setting.

•  In terms of the Fund's performance, exposure to fixed-rate securities was favorable in a declining interest rate environment, which positively contributed to the net asset value of the Fund. Minimal exposure to LIBOR floating-rate notes was also a positive contributor, as LIBOR touched all-time lows in September 2021.

•  However, given the relatively short maturity profile of the Fund, maturing securities were reinvested at lower yields due to the declining interest rate environment, which negatively contributed to performance.

Management Strategies

•  Our investment philosophy continues to revolve around prudent credit, duration and risk management.

•  We remain comfortable managing the portfolio with elevated levels of daily and weekly liquidity. With a flat yield curve not compensating us to take on additional interest rate and credit risk, we remain patient and opportunistic and have been allowing the portfolio to organically roll down and build weekly liquidity.

•  We continue to like the rolldown and liquidity benefits of fixed-rate over floating-rate securities. As of the end of the reporting period, the portfolio was weighted toward fixed-rate securities, at 65%, versus 35% in floating-rate notes (FRNs). We increased exposure to SOFR floating-rate notes throughout the third quarter of 2021, as their coupons immediately reset higher if the Fed begins tightening sooner than anticipated. As of the end of the reporting period, daily resetting FRNs accounted for 28% of the 35% total FRN exposure.

•  At the close of the period, the portfolio remains liquid and 100% invested in investment grade securities, with no exposure to China and minimal exposure to asset-backed commercial paper.

•  We continued to maximize the Fund's allowable exposure to A2/P2 rated securities. We believe these securities remain attractive given their incrementally higher yields over A1/P1 paper and diversification away from the financial sector, which dominates the commercial paper/certificates of deposit A1/P1 market.iv

iv  Diversification neither assures a profit nor guarantees against a loss in a declining market.

7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Ultra-Short Income Portfolio

*  Minimum Investment

**  Commenced operations on April 28, 2016.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and Class IR shares will vary from the performance of Institutional Class shares and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the ICE BofA 3-Month U.S. Treasury Bill Index(1) and the Lipper Ultra Short Obligations Funds Index(2)

	Period Ended September 30, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class IR Shares w/o sales charges(4)	0.10%	1.37%	—	1.31%
Fund — Institutional Class Shares w/o sales charges(4)	0.05	1.31	—	1.25
Fund — Class A Shares w/o sales charges(4)	–0.03	1.14	—	1.08
ICE BofA 3-Month U.S. Treasury Bill Index	0.07	1.16	—	1.09
Lipper Ultra Short Obligations Funds Index	0.52	1.68	—	1.69

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in expenses.

(1)  The ICE BofA (Intercontinental Exchange Bank of America) 3-Month U.S. Treasury Bill Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Ultra Short Obligations Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Ultra Short Obligations Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Ultra Short Obligations Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on April 28, 2016.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Certificates of Deposit (22.3%)
Domestic Banks (3.7%)
Credit Suisse NY,
0.22%, 11/29/21	$20,000	$20,003
0.25%, 12/13/21	250	250
0.34%, 12/27/21	150,000	150,070
Natixis NY
0.34%, 11/16/21	300,000	300,098
		470,421
International Banks (18.6%)
Credit Industriel et Commercial,
0.22%, 4/7/22	287,500	287,278
0.23%, 12/7/21	250,000	249,963
0.29%, 5/4/22	150,000	149,856
Credit Suisse AG,
0.34%, 12/28/21	225,000	225,106
Landesbank Baden-Wuerttemberg
0.07%, 10/6/21	150,000	149,999
Mizuho Bank Ltd.,
0.23%, 11/17/21	150,000	150,032
0.24%, 11/3/21	250,000	250,040
Qatar National Bank,
0.40%, 9/19/22	130,000	129,652
0.58%, 1/5/22	100,000	99,969
0.60%, 12/9/21 - 12/17/21	345,000	344,928
Sumitomo Mitsui Trust Bank Ltd.,
0.06%, 10/5/21	100,000	100,000
0.07%, 10/4/21	100,000	100,000
0.23%, 11/8/21	150,000	149,983
		2,386,806
Total Certificates of Deposit (Cost $2,855,937)		2,857,227
Commercial Paper (a) (20.8%)
Asset-Backed Diversified Financial Services (2.0%)
Collateralized Commercial Paper FLEX Co. LLC,
0.26%, 9/19/22 (b)	131,000	130,982
0.33%, 11/17/21 (b)	52,000	51,993
Collateralized Commercial Paper V Co.
0.20%, 6/10/22	73,000	72,907
		255,882
Automobile (1.8%)
Toyota Credit Canada, Inc.
0.20%, 11/17/21	98,000	97,977
VW Credit, Inc.,
0.35%, 8/25/22	41,000	40,891
0.38%, 3/18/22 - 3/22/22	95,000	94,888
		233,756
Chemicals (0.8%)
EI Du Pont De Nemours & Co,
0.31%, 12/8/21	11,000	10,997
0.32%, 12/1/21 - 12/10/21	91,233	91,211
		102,208
	Face Amount (000)	Value (000)
Finance (5.3%)
Barclays Capital, Inc.,
0.37%, 1/28/22	$25,000	$24,989
0.38%, 1/27/22	290,000	289,875
Goldman Sachs International,
0.33%, 1/14/22	175,000	174,925
0.35%, 12/22/21	186,000	185,947
		675,736
Food & Beverage (1.1%)
Keurig Dr Pepper, Inc.
0.25%, 11/30/21	145,000	144,958
Health Care Services (0.1%)
CommonSpirit Health
0.24%, 10/21/21	16,950	16,949
Industrials (0.7%)
Danaher Corp.
0.22%, 12/1/21	92,000	91,971
International Banks (8.7%)
Barclays Bank PLC,
0.22%, 12/15/21 (b)	100,000	99,972
0.26%, 12/7/21 - 12/14/21 (b)	155,000	154,960
0.27%, 12/8/21 (b)	200,000	199,952
BPCE SA
0.20%, 12/1/21	124,000	123,978
Canadian Imperial Bank of Commerce
0.20%, 12/7/21	25,000	24,996
Fidelity National Information Services, Inc.
0.24%, 11/1/21	131,000	130,982
Societe Generale,
0.30%, 2/1/22 (b)	95,000	94,964
0.37%, 12/16/21 (b)	198,000	197,962
UBS AG London,
0.26%, 6/30/22 (b)	16,500	16,499
0.30%, 3/15/22 (b)	65,000	65,026
		1,109,291
Multi-Media (0.3%)
Walt Disney Co.,
0.26%, 12/15/21	35,000	34,989
Total Commercial Paper (Cost $2,664,790)		2,665,740
Corporate Bonds (3.5%)
Diversified Financial Services (1.4%)
American Express Co.
3.70%, 11/5/21	31,174	31,177
Sumitomo Mitsui Financial Group, Inc.,
2.44%, 10/19/21	21,235	21,256
2.78%, 7/12/22	111,436	113,638
2.85%, 1/11/22	5,522	5,563
		171,634

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Finance (1.0%)
Citigroup Global Markets Holdings, Inc.
4.50%, 1/14/22	$1,339	$1,355
Citigroup, Inc.
2.75%, 4/25/22	129,934	131,510
		132,865
International Bank (1.1%)
Mizuho Financial Group, Inc.
2.95%, 2/28/22	144,266	145,849
Total Corporate Bonds (Cost $450,266)		450,348
Floating Rate Notes (c) (22.0%)
Diversified Financial Services (0.0%) (d)
Sumitomo Mitsui Financial Group, Inc.,
3 Month USD LIBOR + 0.74%, 0.87%, 10/18/22	1,184	1,192
3 Month USD LIBOR + 0.97%, 1.09%, 1/11/22	995	998
		2,190
Domestic Banks (4.9%)
Bank of America Securities, Inc.
0.23%, 6/22/22	200,000	200,022
First Abu Dhabi Bank USA,
3 Month USD LIBOR + 0.17%, 0.29%, 12/14/21	382,584	382,671
Mizuho Securities USA LLC,
3 Month USD LIBOR + 0.10%, 0.22%, 12/17/21	20,000	20,003
3 Month USD LIBOR + 0.15%, 0.27%, 12/10/21	20,000	20,005
		622,701
Finance (1.8%)
Citigroup, Inc.,
3 Month USD LIBOR + 1.07%, 1.18%, 12/8/21	6,000	6,006
Goldman Sachs Bank USA,
SOFR + 0.18%, 0.23%, 8/26/22	200,000	200,060
QNB Finance Ltd.,
SOFR + 1.23%, 1.28%, 2/12/22 (e)	31,100	31,209
		237,275
International Banks (15.3%)
Bank of Nova Scotia,
SOFR + 0.22%, 0.27%, 6/3/22	375,000	375,276
Canadian Imperial Bank of Commerce,
3 Month USD LIBOR + 0.10%, 0.21%, 12/13/21	150,000	150,046
Macquarie Bank Ltd.,
SOFR + 0.18%, 0.23%, 9/16/22 (b)	230,000	230,033
3 Month USD LIBOR + 0.45%, 0.58%, 11/24/21 (b)	4,000	4,003
National Australia Bank Ltd.,
SOFR + 0.20%, 0.25%, 4/22/22 (b)	325,000	325,188
Royal Bank of Canada,
3 Month USD LIBOR + 0.11%, 0.23%, 12/14/21 - 12/16/21 (b)	125,000	125,037
	Face Amount (000)	Value (000)
Sumitomo Mitsui Banking Corp.,
3 Month USD LIBOR + 0.05%, 0.18%, 12/22/21	$150,000	$150,029
SOFR + 0.18%, 0.23%, 10/24/22	100,000	100,015
UBS AG London,
SOFR + 0.19%, 0.20%, 6/14/22 (b)	100,000	100,015
SOFR + 0.19%, 0.24%, 6/15/22 - 7/13/22(b)	175,000	175,022
SOFR + 0.24%, 0.29%, 5/4/22 - 5/12/22(b)	225,000	224,951
		1,959,615
Total Floating Rate Notes (Cost $2,820,967)		2,821,781
Repurchase Agreements (26.3%)
ABN Amro Securities LLC, (0.22%, dated 9/30/21, due 10/1/21; proceeds $140,001; fully collateralized by a U.S. Government agency security, 1.61% due 7/6/29, various U.S. Government obligations, 0.13% - 4.50% due 10/31/21 - 4/20/48 and various Corporate Bonds; 0.90% - 7.00% due 3/1/23 - 3/22/61; valued at $144,253)	140,000	140,000
Bank of America Securities, Inc., (0.39% (c), dated 9/2/20, due 12/04/21; proceeds $175,868; fully collateralized by various Common Stocks and Preferred Stocks; valued at $183,750) (Demand 10/1/21) (f)	175,000	175,000
Bank of America Securities, Inc., (0.47% (c), dated 4/27/21, due 12/29/21; proceeds $300,964; fully collateralized by various Common Stocks and Preferred Stocks; valued at $315,000) (Demand 10/1/21) (f)	300,000	300,000
BMO Capital Markets Corp., (0.17%, dated 9/30/21, due 10/1/21; proceeds $45,000; fully collateralized by various U.S. Government obligations, 0.00% - 2.38% due 5/19/22 - 5/15/51 and various Corporate Bonds; 0.87% - 5.85% due 3/29/22 - 3/20/60; valued at $46,656)	45,000	45,000
BNP Paribas, (0.36%, dated 9/20/21, due 12/20/21; proceeds $16,015; fully collateralized by various Corporate Bonds; 4.00% - 11.50% due 6/1/23 - 8/1/28; valued at $16,961)	16,000	16,000
BNP Paribas Prime Brokerage, Inc., (0.34%, dated 9/30/21, due 10/10/21; proceeds $205,002; fully collateralized by various Corporate Bonds; 2.51% - 12.25% due 3/1/23 - 9/15/79; valued at $216,644) (f)	205,000	205,000
BNP Paribas Prime Brokerage, Inc., (0.37% (c), dated 7/12/21, due 10/07/21; proceeds $300,268; fully collateralized by various Corporate Bonds; 1.15% - 12.25% due 2/15/23 - 5/15/87; valued at $316,525) (Demand 10/1/21) (f)	300,000	300,000

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (cont'd)
BNP Paribas Prime Brokerage, Inc., (0.42%, dated 7/27/21, due 10/27/21; proceeds $115,123; fully collateralized by various Corporate Bonds; 1.15% - 12.25% due 3/1/23 - 5/15/87; valued at $121,787) (f)	$115,000	$115,000
Credit Agricole Corporate and Investment Bank, (0.14% (c), dated 8/18/21, due 10/07/21; proceeds $130,025; fully collateralized by various U.S. Government obligations, 0.00% due 11/15/21 - 5/15/33 and various Corporate Bonds; 0.88% - 8.10% due 3/18/22 - 12/15/96; valued at $136,435) (Demand 10/1/21)	130,000	130,000
Credit Agricole Corporate and Investment Bank, (0.14% (c), dated 9/10/21, due 10/07/21; proceeds $231,024; fully collateralized by various U.S. Government obligations, 0.00% - 3.88% due 10/7/21 - 2/15/40 and various Corporate Bonds; 0.7% - 6.75% due 10/15/21 - 4/26/48; valued at $241,885) (Demand 10/1/21) (f)	231,000	231,000
Credit Agricole Corporate and Investment Bank, (0.14%, dated 9/27/21, due 10/4/21; proceeds $177,005; fully collateralized by various U.S. Government obligations, 0.00% - 2.50% due 10/7/21 - 2/15/40 and various Corporate Bonds; 0.82% - 8.10% due 11/3/22 - 12/15/96; valued at $185,461) (f)	177,000	177,000
JP Morgan Securities LLC, (0.45% (c), dated 8/17/20, due 12/04/21; proceeds $251,481; fully collateralized by Convertible Bonds, 1.75% - 3.50% due 9/15/22 - 9/30/46 and Common Stocks and Preferred Stocks valued at $267,910) (Demand 10/1/21) (f)	250,000	250,000
JP Morgan Securities LLC, (0.45% (c), dated 9/1/20, due 12/04/2021; proceeds $100,574; fully collateralized by Convertible Bonds, 0.00% - 9.00% due 9/15/22 - 1/15/31 and Common Stocks and Preferred Stocks valued at $108,580) (Demand 10/1/21) (f)	100,000	100,000
Pershing LLC, (0.38%, dated 9/30/21, due 10/1/21; proceeds $100,001; fully collateralized by various Corporate Bonds and money markets; 0.00% - 11.50% due 10/27/21 - 11/1/96; valued at $105,939) (f)	100,000	100,000
Scotia Capital USA, Inc., (0.32%, dated 9/30/21, due 10/1/21; proceeds $55,000; fully collateralized by various Corporate Bonds; 0.55% - 6.88% due 9/15/24 - 6/15/52; valued at $57,751)	55,000	55,000
Scotia Capital USA, Inc., (0.42%, dated 9/30/21, due 10/1/21; proceeds $210,002; fully collateralized by various Corporate Bonds; 1.15% - 12.25% due 5/1/23 - 5/15/87; valued at $222,599) (f)	210,000	210,000
Societe Generale, (0.15%, dated 9/30/21, due 10/1/21; proceeds $58,000; fully collateralized by various Corporate Bonds; 0.20% - 7.50% due 6/22/22 - 8/16/77; valued at $60,900)	58,000	58,000
	Face Amount (000)	Value (000)
Societe Generale, (0.19% (c), dated 9/16/21, due 3/16/22; proceeds $210,201; fully collateralized by various Common Stocks; valued at $220,711) (Demand 10/1/21) (f)	$210,000	$210,000
Societe Generale, (0.22%, dated 9/30/21, due 10/1/21; proceeds $65,000; fully collateralized by various Corporate Bonds; 3.63% - 13.00% due 9/15/22 - 6/1/42; valued at $68,900) (f)	65,000	65,000
TD Securities USA LLC, (0.14%, dated 9/30/21, due 10/1/21; proceeds $34,000; fully collateralized by various Corporate Bonds; 0.65% - 5.93% due 2/1/24 - 2/1/61; valued at $35,701)	34,000	34,000
Wells Fargo Securities LLC, (0.17%, dated 9/30/21, due 10/1/21; proceeds $95,000; fully collateralized by various Corporate Bonds; 0.27% - 4.88% due 1/7/22 - 4/22/51; valued at $99,751)	95,000	95,000
Wells Fargo Securities LLC, (0.32%, dated 8/3/21, due 11/1/21; proceeds $90,072; fully collateralized by various Corporate Bonds; 0.52% - 6.00% due 5/19/22 - 4/21/60; valued at $94,501)	90,000	90,000
Wells Fargo Securities LLC, (0.33%, dated 9/9/21, due 12/7/21; proceeds $65,053; fully collateralized by various Common Stocks and Preferred Stocks; valued at $68,250) (f)	65,000	65,000
Wells Fargo Securities LLC, (0.34%, dated 8/2/21, due 10/28/21; proceeds $70,058; fully collateralized by various Common Stocks and various Corporate Bonds; 0.00% - 8.10%; valued at $73,500) (Demand 10/1/21) (f)	70,000	70,000
Wells Fargo Securities LLC, (0.34%, dated 9/1/21, due 11/30/21; proceeds $6,006; fully collateralized by various Common Stocks; valued at $6,300) (f)	6,000	6,000
Wells Fargo Securities LLC, (0.35%, dated 7/22/21, due 10/20/21; proceeds $125,109; fully collateralized by various Common Stocks; valued at $131,250) (f)	125,000	125,000
Total Repurchase Agreements (Cost $3,367,000)		3,367,000
Time Deposits (5.3%)
International Banks (5.3%)
Credit Agricole Corporate and Investment Bank
0.05%, 10/1/21	25,000	25,000
Mizuho Bank Ltd.
0.07%, 10/1/21	50,000	50,000
National Bank of Canada (Montreal Branch)
0.05%, 10/1/21	608,000	608,000
Total Time Deposits (Cost $683,000)		683,000
Total Investments (100.2%) (Cost $12,841,960) (g)(h)		12,845,096
Liabilities in Excess of Other Assets (–0.2%)		(23,080)
Net Assets (100.0%)		$12,822,016

(a)  The rates shown are the effective yields at the date of purchase.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Ultra-Short Income Portfolio

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Floating or variable rate securities: The rates disclosed are as of September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(d)  Amount is less than 0.05%.

(e)  All or a portion of the security is subject to delayed delivery.

(f)  Perpetual — One or more securities do not have a predetermined maturity date. Rates for these securities are fixed for a period of time, after which they revert to a floating rate. Interest rates in effect are as of September 30, 2021.

(g)  Securities are available for collateral in connection with securities purchased on a forward commitment basis.

(h)  At September 30, 2021, the aggregate cost for federal income tax purposes is approximately $12,841,960,000. The aggregate gross unrealized appreciation is approximately $3,224,000 and the aggregate gross unrealized depreciation is approximately $88,000, resulting in net unrealized appreciation of approximately $3,136,000.

LIBOR  London Interbank Offered Rate.

SOFR  Secured Overnight Financing Rate.

USD  United States Dollar.

Portfolio Composition

Classification	Percentage of Total Investments
Repurchase Agreements	26.2%
Certificates of Deposit	22.2
Floating Rate Notes	22.0
Commercial Paper	20.8
Time Deposits	5.3
Other*	3.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Ultra-Short Income Portfolio

Statement of Assets and Liabilities	September 30, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $12,841,960, including value of repurchases agreements of $3,367,000)	$12,845,096
Cash	337
Receivable for Investments Sold	32,044
Receivable for Fund Shares Sold	11,744
Interest Receivable	7,411
Other Assets	740
Total Assets	12,897,372
Liabilities:
Payable for Fund Shares Redeemed	66,105
Payable for Investments Purchased	5,324
Payable for Advisory Fees	1,401
Payable for Administration Fees	876
Payable for Shareholder Services Fees — Institutional Class	79
Payable for Shareholder Services Fees — Class A	538
Payable for Custodian Fees	262
Payable for Professional Fees	120
Dividends Payable	106
Payable for Transfer Agency Fees — Class IR	9
Payable for Transfer Agency Fees — Institutional Class	2
Payable for Transfer Agency Fees — Class A	1
Other Liabilities	533
Total Liabilities	75,356
Net Assets	$12,822,016
Net Assets Consist of:
Paid-in-Capital	$12,881,658
Total Accumulated Loss	(59,642)
Net Assets	$12,822,016
CLASS IR:
Net Assets	$5,014,307
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	502,388,511
Net Asset Value, Offering and Redemption Price Per Share	$9.98
Institutional Class:
Net Assets	$1,834,410
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	183,828,986
Net Asset Value, Offering and Redemption Price Per Share	$9.98
CLASS A:
Net Assets	$5,973,299
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	598,613,580
Net Asset Value, Offering and Redemption Price Per Share	$9.98

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Ultra-Short Income Portfolio

Statement of Operations	Year Ended September 30, 2021 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$64,218
Expenses:
Advisory Fees (Note B)	32,615
Shareholder Services Fees — Institutional Class (Note D)	1,110
Shareholder Services Fees — Class A (Note D)	19,859
Administration Fees (Note C)	13,046
Registration Fees	1,480
Custodian Fees (Note F)	471
Professional Fees	277
Trustees' Fees and Expenses	196
Shareholder Reporting Fees	101
Transfer Agency Fees — Class IR (Note E)	45
Transfer Agency Fees — Institutional Class (Note E)	13
Transfer Agency Fees — Class A (Note E)	11
Pricing Fees	16
Other Expenses	329
Total Expenses	69,569
Waiver of Advisory Fees (Note B)	(18,476)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(49)
Reimbursement of Class Specific Expenses — Institutional Class (Note B)	(12)
Waiver of Shareholder Services Fees — Class A (Note D)	(9,345)
Net Expenses	41,687
Net Investment Income	22,531
Realized Gain:
Investments Sold	3,037
Change in Unrealized Appreciation (Depreciation):
Investments	(16,774)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(13,737)
Net Increase in Net Assets Resulting from Operations	$8,794

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Ultra-Short Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2021 (000)	Year Ended September 30, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$22,531	$218,626
Net Realized Gain (Loss)	3,037	(67,256)
Net Change in Unrealized Appreciation (Depreciation)	(16,774)	7,979
Net Increase in Net Assets Resulting from Operations	8,794	159,349
Dividends and Distributions to Shareholders:
Class IR	(12,683)	(61,803)
Institutional Class	(3,472)	(39,633)
Class A	(6,376)	(117,190)
Total Dividends and Distributions to Shareholders	(22,531)	(218,626)
Capital Share Transactions:(1)
Class IR:
Subscribed	8,682,218	9,745,593
Distributions Reinvested	9,479	49,827
Redeemed	(9,061,253)	(9,159,258)
Institutional Class:
Subscribed	1,339,253	4,112,421
Distributions Reinvested	3,471	39,629
Redeemed	(2,051,149)	(4,681,680)
Class A:
Subscribed	3,337,749	12,175,182
Distributions Reinvested	6,374	117,124
Redeemed	(7,287,532)	(13,117,055)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,021,390)	(718,217)
Total Decrease in Net Assets	(5,035,127)	(777,494)
Net Assets:
Beginning of Period	17,857,143	18,634,637
End of Period	$12,822,016	$17,857,143
(1) Capital Share Transactions:
Class IR:
Shares Subscribed	869,763	974,475
Shares Issued on Distributions Reinvested	950	4,979
Shares Redeemed	(907,856)	(915,518)
Net Increase (Decrease) in Class IR Shares Outstanding	(37,143)	63,936
Institutional Class:
Shares Subscribed	134,186	410,877
Shares Issued on Distributions Reinvested	348	3,960
Shares Redeemed	(205,506)	(468,012)
Net Decrease in Institutional Class Shares Outstanding	(70,972)	(53,175)
Class A:
Shares Subscribed	334,415	1,217,011
Shares Issued on Distributions Reinvested	639	11,703
Shares Redeemed	(730,189)	(1,311,473)
Net Decrease in Class A Shares Outstanding	(395,135)	(82,759)

The accompanying notes are an integral part of the financial statements.
15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Ultra-Short Income Portfolio

	Class IR
	Year Ended September 30,
Selected Per Share Data and Ratios	2021	2020	2019	2018		2017
Net Asset Value, Beginning of Period	$9.99	$10.02	$10.01	$10.01		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.02	0.13	0.25	0.19		0.12
Net Realized and Unrealized Gain (Loss)	(0.01)	(0.03)	0.01	(0.01)		0.00	(2)
Total from Investment Operations	0.01	0.10	0.26	0.18		0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	(0.13)	(0.25)	(0.18)		(0.11)
Net Realized Gain	—	—	—	(0.00	)(2)	(0.00	)(2)
Total Distributions	(0.02)	(0.13)	(0.25)	(0.18)		(0.11)
Net Asset Value, End of Period	$9.98	$9.99	$10.02	$10.01		$10.01
Total Return(3)	0.10%	1.03%	2.68%	1.87%		1.18%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,014,307	$5,388,750	$4,765,201	$1,840,647		$1,122,452
Ratio of Expenses Before Expense Limitation	0.30%	0.31%	0.30%	0.30%		0.30%
Ratio of Expenses After Expense Limitation	0.18%	0.24%	0.24%	0.23%		0.22%
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.24%	0.24%	N/A		N/A
Ratio of Net Investment Income	0.21%	1.34%	2.53%	1.86%		1.16%
Portfolio Turnover Rate	N/A(4)	N/A(4)	N/A(4)	N/A(4)		N/A(4)

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Ultra-Short Income Portfolio

	Institutional Class
	Year Ended September 30,
Selected Per Share Data and Ratios	2021	2020	2019	2018		2017
Net Asset Value, Beginning of Period	$9.99	$10.02	$10.01	$10.01		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.02	0.14	0.25	0.18		0.11
Net Realized and Unrealized Gain (Loss)	(0.01)	(0.04)	0.01	0.00	(2)	0.00	(2)
Total from Investment Operations	0.01	0.10	0.26	0.18		0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.02)	(0.13)	(0.25)	(0.18)		(0.10)
Net Realized Gain	—	—	—	(0.00	)(2)	(0.00	)(2)
Total Distributions	(0.02)	(0.13)	(0.25)	(0.18)		(0.10)
Net Asset Value, End of Period	$9.98	$9.99	$10.02	$10.01		$10.01
Total Return(3)	0.05%	0.98%	2.62%	1.82%		1.13%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,834,410	$2,544,657	$3,085,210	$2,722,775		$1,695,589
Ratio of Expenses Before Expense Limitation	0.35%	0.36%	0.34%	0.35%		0.35%
Ratio of Expenses After Expense Limitation	0.23%	0.29%	0.29%	0.28%		0.27%
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A	0.29%	0.29%	N/A		N/A
Ratio of Net Investment Income	0.16%	1.39%	2.48%	1.84%		1.09%
Portfolio Turnover Rate	N/A(4)	N/A(4)	N/A(4)	N/A(4)		N/A(4)

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Ultra-Short Income Portfolio

	Class A
	Year Ended September 30,
Selected Per Share Data and Ratios	2021		2020	2019	2018		2017
Net Asset Value, Beginning of Period	$9.99		$10.02	$10.01	$10.01		$10.00
Income (Loss) from Investment Operations:
Net Investment Income(1)	0.01		0.12	0.23	0.17		0.09
Net Realized and Unrealized Gain (Loss)	(0.01)		(0.04)	0.01	(0.01)		0.00	(2)
Total from Investment Operations	(0.00	)(2)	0.08	0.24	0.16		0.09
Distributions from and/or in Excess of:
Net Investment Income	(0.01)		(0.11)	(0.23)	(0.16)		(0.08)
Net Realized Gain	—		—	—	(0.00	)(2)	(0.00	)(2)
Total Distributions	(0.01)		(0.11)	(0.23)	(0.16)		(0.08)
Net Asset Value, End of Period	$9.98		$9.99	$10.02	$10.01		$10.01
Total Return(3)	(0.03)%		0.80%	2.42%	1.61%		0.92%
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,973,299		$9,923,736	$10,784,226	$6,266,177		$2,581,479
Ratio of Expenses Before Expense Limitation	0.55%		0.56%	0.55%	0.55%		0.55%
Ratio of Expenses After Expense Limitation	0.32%		0.46%	0.49%	0.48%		0.47%
Ratio of Expenses After Expense Limitation Excluding Interest Expenses	N/A		0.46%	0.49%	N/A		N/A
Ratio of Net Investment Income	0.08%		1.16%	2.29%	1.68%		0.91%
Portfolio Turnover Rate	N/A(4)		N/A(4)	N/A(4)	N/A(4)		N/A(4)

(1)  Per share amount is based on average shares outstanding.

(2)  Amount is less than $0.005 per share.

(3)  Calculated based on the net asset value as of the last business day of the period.

(4)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust'') is registered under the Investment Company Act of 1940, as amended (the "Act''), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Ultra-Short Income Portfolio. The Fund seeks current income with capital preservation while maintaining liquidity. The Fund offers three classes of shares — Class IR, Institutional Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

In March 2020, the Financial Accounting Standards Board ("FASB") issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting ("ASU 2020-04"), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other Interbank Offered Rate ("IBOR") based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; and (2) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: FASB Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Short-Term Investments
Certificates of Deposit	$—	$2,857,227	$—	$2,857,227
Commercial Paper	—	2,665,740	—	2,665,740
Corporate Bonds	—	450,348	—	450,348
Floating Rate Notes	—	2,821,781	—	2,821,781
Repurchase Agreements	—	3,367,000	—	3,367,000
Time Deposits	—	683,000	—	683,000
Total Short-Term Investments	—	12,845,096	—	12,845,096
Total Assets	$—	$12,845,096	$—	$12,845,096

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Repurchase Agreements: The Fund may enter into repurchase agreements under which the Fund lends cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest as earned. If such a decrease occurs, additional collateral will be requested and, when received, will be added to the account to maintain full collateralization. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

or proceeds may be subject to legal proceedings. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into repurchase agreements.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian for investment companies advised by the Fund's Adviser. The Fund will participate on a pro rata basis with the other investment companies in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Repurchase agreements are subject to Master Repurchase Agreements which are agreements between the Fund and its counterparties that typically include provisions which provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. As indicated on the Portfolio of Investments, the cash or securities to be repurchased exceeds the repurchase price to be paid under the repurchase agreement reducing the net settlement amount to zero.

4.  When-Issued/Delayed Delivery Securities: The Fund purchases and sells when-issued and delayed delivery securities. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery date. Payment and delivery for when-issued and delayed delivery securities can take place a month or more after the date of the transaction. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, securities are available for collateral in an amount at least equal in value to the Fund's commitments to purchase such securities. Purchasing securities on a when-issued or delayed delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Purchasing investments on a when-issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains (losses) may have on the Fund.

5.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

7.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR shares, 0.30% for Institutional Class shares and 0.45% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2021, approximately $18,476,000 of advisory fees were waived and approximately $61,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to the Institutional Class shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.05% of the Fund's average daily net assets attributable to the Institutional Class shares.

The Trust has adopted a Shareholder Services Plan with respect to the Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Fund's average daily net assets attributable to the Class A shares. The Distributor has agreed to waive the 12b-1 fees on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended September 30, 2021, this waiver amounted to approximately $7,944,000.

The Distributor has agreed to reduce its shareholder services fees to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2021, this waiver amounted to approximately $1,401,000.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Institutional Class and Class A shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2021, the Fund did not engage in any cross-trade transactions.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four-year period ended September 30, 2021 remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From: Ordinary Income (000)	2020 Distributions Paid From: Ordinary Income (000)
$22,531	$218,626

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains

(losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to a prior year tax return adjustment, resulted in the following reclassifications among the components of net assets at September 30, 2021:

Total Accumulated Loss (000)	Paid-in Capital (000)
$1	$(1)

At September 30, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$2,022	$—

At September 30, 2021, the Fund had available for federal income tax purposes unused short-term capital losses of approximately $64,218,000 that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. During the year ended September 30, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $3,037,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 58.8%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus ("COVID-19") outbreak could

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

L. LIBOR Risk: The Fund's investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after the end of 2021. On March 5, 2021, the FCA announced that LIBOR will either cease to be provided by any administrator, or no longer be representative for many LIBOR settings after December 31, 2021, and for certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments.

In advance of 2022, regulators and market participants are currently engaged in identifying successor Reference Rates ("Alternative Reference Rates"). Additionally, prior to the end of 2021 (or a later date, if a particular Reference Rate is expected to continue beyond 2021), it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of Alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Ultra-Short Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ultra-Short Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2021

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2020, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for the three- and one-year periods and the period since the end of April 2016, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee and total expense ratio were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Merite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

32

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

33

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

34

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth year: 1959	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2022).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

35

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

36

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTUSIANN
3798300 EXP 11.30.22

INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund Trust

Ultra-Short Municipal Income Portfolio

Annual Report

September 30, 2021

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter	2
Expense Example	3
Investment Overview	4
Portfolio of Investments	7
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	15
Report of Independent Registered Public Accounting Firm	20
Investment Advisory Agreement Approval	21
Liquidity Risk Management Program	23
Federal Tax Notice	24
U.S. Customer Privacy Notice	25
Trustee and Officer Information	28

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of the Morgan Stanley Institutional Fund Trust. To receive a prospectus and/or statement of additional information ("SAI"), which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations and describes in detail each of the Fund's investment policies to the prospective investor, please call toll free 1 (800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access information about the Fund, including performance, characteristics and investment team commentary, through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future. There is no assurance that a fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

1

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Shareholders' Letter (unaudited)

Dear Shareholders,

We are pleased to provide this Annual Report, in which you will learn how your investment in Ultra-Short Municipal Income Portfolio (the "Fund") performed during the latest twelve-month period.

Morgan Stanley Investment Management is a client-centric, investor-led organization. Our global presence, intellectual capital, and breadth of products and services enable us to partner with investors to meet the evolving challenges of today's financial markets. We aim to deliver superior investment service and to empower our clients to make the informed decisions that help them reach their investment goals.

As always, we thank you for selecting Morgan Stanley Investment Management, and look forward to working with you in the months and years ahead.

Sincerely,

John H. Gernon
President and Principal Executive Officer

October 2021

2

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Expense Example (unaudited)

Ultra-Short Municipal Income Portfolio

As a shareholder of the Fund, you may incur two types of costs: (1) transactional costs; and (2) ongoing costs, which may include advisory fees, administration fees and shareholder services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the six-month period ended September 30, 2021 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information for each class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/21	Actual Ending Account Value 9/30/21	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Ultra-Short Municipal Income Portfolio Class IR	$1,000.00	$1,000.10	$1,024.42	$0.65	$0.66	0.13%
Ultra-Short Municipal Income Portfolio Institutional Class	1,000.00	1,000.10	1,024.12	0.95	0.96	0.19
Ultra-Short Municipal Income Portfolio Class A	1,000.00	1,000.10	1,023.97	1.10	1.12	0.22

*  Expenses are calculated using each Fund Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period and multiplied by 183/365 (to reflect the most recent one-half year period).

**  Annualized.

3

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited)

Ultra-Short Municipal Income Portfolio

The Fund seeks current income exempt from federal income tax and capital preservation while maintaining liquidity.

Performance

For the fiscal year ended September 30, 2021, the Fund's Institutional Class Share had a total return based on net asset value and reinvestment of distributions per share of –0.09%, net of fees. The Fund's Institutional Class Share underperformed against the Fund's benchmark, the Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index (the "Index"), which returned 0.07%. For the seven-day period ended September 30, 2021, the Fund's Institutional Class Share provided an annualized current yield of 0.01% (subsidized) and –0.44% (non-subsidized), while its 30-day moving average annualized yield was 0.01% (subsidized) and –0.47% (non-subsidized). The 30-day SEC yield was 0.01% (subsidized) and –0.46% (non-subsidized). The 30-day taxable equivalent SEC yield was 0.02% (subsidized) and –0.73% (non-subsidized). The non-subsidized yield reflects what the yield would have been had a fee and/or expense waiver not been in place during the period shown. Past performance is no guarantee of future results.

Factors Affecting Performance

•  At the start of the reporting period, municipal securities had found their footing after the extreme volatility in March 2020 when the COVID-19 pandemic first shook investors stateside, thanks in large part to accommodative monetary policy, fiscal stimulus and the start of vaccine rollouts. However, a lack of clarity around fiscal aid continued to vex the market in the fourth quarter of 2020. Short-term municipal interest rates stayed flat and at historical lows to end the calendar year.

•  While municipals have outperformed most other fixed income asset classes in the year-to-date ended September 30, 2021, municipal bonds had mixed performance in the third quarter of 2021, delivering positive returns in July, then turning flat to negative in August and September. The outlook for municipal credit fundamentals has improved significantly in light of strengthening economic growth and further reopening, recovering tax revenues and relief from the federal government. Technicals have also remained favorable. While new issuance has been strong in 2021 so far, municipal fund inflows have stayed consistently positive amid investors' search for yield and municipals'

improving credit fundamentals. The municipal yield curve flattened in the second quarter of 2021 after steepening in the first quarter.

•  Interest rates on the short end of the U.S. Treasury yield curve rose slightly in June 2021 in response to the Federal Reserve (Fed) moving its rate hike projection forward a year (to 2023), up from no rate hikes in 2023 at its March 2021 update, while yields declined across intermediate and longer maturities. Later in the reporting period, the Fed's September 2021 rate projection showed some Fed members anticipating a rate hike as soon as 2022, which caused short-term interest rates to edge higher in the month. Despite the slight uptick at the short end, the short-term municipal yield curve remained relatively flat with short-term rates at historical lows.

•  Municipal supply began steadily inching higher in the later part of the third quarter of 2021. At the end of the period, visible supply was now at the highest point since December 2020, mainly driven by taxable municipal issuance, which was at its highest point in nearly a year. In response to higher U.S. Treasury rates, heavier municipal supply, slower municipal bond fund inflows and policy uncertainty, tax-exempt municipal bonds cheapened somewhat relative to U.S. Treasury bonds late in the reporting period, after trading at relatively rich valuations for much of the post-pandemic recovery.

•  The road ahead will likely become more challenging for the municipal market. While the yield curve flattening trend may continue a while longer, yield curves will likely steepen as the start of the next rate hiking cycle approaches, although we believe not until next year.

•  Positive contributors to the Fund's performance in the period included holdings with floating-rate/variable-rate exposure, which helped keep the Fund's price volatility low.

•  The Fund's sector and credit quality allocations benefited performance as credit spreads compressed in the period.

•  The Fund's overweights in corporate credit (industrial development revenue/pollution control

4

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Ultra-Short Municipal Income Portfolio

revenue bonds), utility bonds and health care bonds outperformed.

•  However, the near zero interest rate environment has offered limited reinvestment opportunities. As bonds in the portfolio matured, the proceeds have been reinvested at the prevailing low yields in the market.

•  Heavier municipal supply, slower municipal bond fund inflows and policy uncertainty in the third quarter of 2021 has led to some cheapening in municipals, weighing on Fund performance.

Management Strategies

•  Heading into year-end 2021, municipal investors remain focused on proposed fiscal spending bills and potential tax law changes, where there is some uncertainty as to the impact to municipal bond supply and demand. While the government shutdown has been averted for now, several legislative deadlines are looming large, including the debt ceiling, the bipartisan infrastructure package and the Build Back Better plan. If the $3.5 trillion price tag of the Build Back Better plan is cut significantly, it is not clear which municipal provisions will make it into the final version.

•  The $1.9 trillion American Rescue Plan Act enacted in March 2021 provided the first direct stimulus to state and local governments that is not required to be used specifically for pandemic response efforts. The expected aid is well above projected near-term budget gaps. The direct stimulus spending led to positive changes in the outlooks for state and local governments, and virtually every sector of the municipal market. State and local governments will have until the end of 2024 to spend their stimulus aid, allowing for a more strategic and staggered deployment of funds. Funding cannot be used for pension payments or to fund tax cuts, but it may be used to replace lost revenues, meaning near-term fiscal stress should be deferred for several years for most issuers. If the economic stimulus proves effective, revenues could return to normal quickly.

•  We maintain a short duration stance in the portfolio given stretched valuations and the potential for increased volatility in the coming months. We continue to hold a bias toward higher quality assets overall and continue to advocate careful security selection as the impact of the pandemic varies across market segments. We have a preference for essential service revenue issues like water & sewer, public power and pollution control. With the front end of the municipal yield curve being flat, we believe the portfolio can continue to benefit in terms of liquidity and income. The Fund's exposures to variable-rate demand notes, floating-rate notes and 3-month put and tender option bond rolls may contribute to higher income and principal stability, as well as provide the flexibility to adjust to and take advantage of market opportunities as they present.

5

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Overview (unaudited) (cont'd)

Ultra-Short Municipal Income Portfolio

*  Minimum Investment

**  Commenced operations on December 19, 2018.

In accordance with SEC regulations, the Fund's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class A and Class IR shares will vary from the performance of Institutional Class shares and will be negatively impacted by additional fees assessed to those classes (where applicable).

Performance Compared to the Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index(1) and the Lipper Short Municipal Debt Funds Index(2)

	Period Ended September 30, 2021 Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Fund — Class IR Shares w/o sales charges(4)	0.06%	—	—	0.78%
Fund — Institutional Class Shares w/o sales charges(4)	–0.09	—	—	0.73
Fund — Class A Shares w/o sales charges(4)	0.01	—	—	0.64
Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index	0.07	—	—	0.62
Lipper Short Municipal Debt Funds Index	0.65	—	—	1.67

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im/shareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of share classes will vary due to differences in expenses.

(1)  Bloomberg BVAL Municipal AAA Yield Curve (Callable) 3 Month Index is Bloomberg's evaluated pricing service, BVAL, provides a municipal "AAA" 5% coupon benchmark yield curve that is the baseline curve for BVAL tax-exempt municipals. It is populated with high quality U.S. municipal bonds with an average rating of "AAA" from Moody's and S&P. The yield curve is built using non-parametric fit of market data obtained from the Municipal Securities Rulemaking Board, new issues and other proprietary contributed prices. The benchmark is updated hourly and utilizes eligible "AAA" traded observations throughout the day and accessible on through Bloomberg services. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Short Municipal Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Municipal Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Fund was in the Lipper Short Municipal Debt Funds classification.

(3)  Total returns for the Fund reflect expenses waived and/or reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower.

(4)  Commenced operations on December 19, 2018.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date of the Fund, not the inception of the Indexes.

6

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments

Ultra-Short Municipal Income Portfolio

	Face Amount (000)	Value (000)
Weekly Variable Rate Bonds (a) (39.0%)
Gibson County, IN, Pollution Control Revenue Adjustment Right Bond Toyota Motor Manufacturing 1999A 0.07%, 1/1/29	$6,000	$6,000
Iowa State Finance Authority, LA, Midwestern Disaster Area Revenue Bonds Archer-Daniels-Midland Company Project Ser 2012 0.06%, 12/1/45	7,800	7,800
Solid Waste Facilities Revenue Bonds Mid America Energy Company Project Ser 2016 B (AMT) 0.09%, 12/1/46	4,000	4,000
Ser 2017 0.08%, 12/1/47	4,000	4,000
Metropolitan Washington Airports Authority, DC, Airport System Subser 2011 A-1 0.08%, 10/1/39	2,900	2,900
Parish of St James, LA, State of Louisiana Revenue Bonds Nucor Steel Louisiana LLC Project Ser 2010B-1 Gulf Opportunity Zone Bonds 0.09%, 11/1/40	1,000	1,000
RBC Municipal Products Trust Inc, NA, Various States Certificates E-140 0.08%, 10/1/24 (b)	2,000	2,000
RBC Municipal Products Trust, Inc., CO, City and County of Denver Airport System — Subordinate Bonds Floater Certificates Ser 2019-G114 0.30%, 12/1/26 (b)	3,000	3,000
RBC Municipal Products Trust, Inc., FL, Broward County Port Facilities Revenue Ser B Floater Certificates Ser 2019-G115 0.30%, 9/1/27 (b)	2,000	2,000
RBC Municipal Products Trust, Inc., MO, Health and Educational Facilities Authority of The State of Missouri SSM Health Ser 2019 A Floater Certificates Ser 2019-C17 0.10%, 12/1/39 (b)	2,000	2,000
RBC Municipal Products Trust, Inc., NY, New York City Variable Ser 2006 Subser I-5 Floater Certificates Ser 2019-E133 0.08%, 5/1/23 (b)	3,000	3,000
RBC Municipal Products Trust, Inc., SC, Partners Healthcare System Adjustable Ser 2019 T-2 Floater Certificates Ser 2018-E-130 0.25%, 10/1/25 (b)	1,500	1,500
Tender Option Bond Trust, TX, Harris County Cultural Education Facilities Financing Corporation Baylor College of Medicine Ser B Puttable Floating Rate Receipts Ser 2019-BAML 5012 0.09%, 11/15/46 (b)	8,000	8,000
Utah Water Finance Agency, UT, Ser 2008 B 0.07%, 10/1/37	8,000	8,000
	Face Amount (000)	Value (000)
Washington County, NE, Nebraska Industrial Development Revenue Bonds Ser 2010B 0.08%, 12/1/40	$8,000	$8,000
Total Weekly Variable Rate Bonds (Cost $63,200)		63,200
Daily Variable Rate Bonds (a) (10.5%)
Bay County, FL, Florida Industrial Development Revenue Bonds (Gulf Power Company Project) Ser 2020 0.10%, 6/1/50	4,785	4,785
Columbia, AL, Industrial Development Board Pollution Control Revenue Alabama Power Company Project Ser 1998 (AMT) 0.08%, 6/1/28	4,000	4,000
Industrial Development Board Revenue Variable Taxable Revenue Bonds Alabama Power Company 1997 0.11%, 11/1/21	4,000	4,000
County of St Lucie, FL, Pollution Control Revenue Florida Power & Light Company Ser 2003 0.07%, 5/1/24	1,200	1,200
JP Morgan Chase & Co., OT, Variable Rate Muni Term Preferred — Invesco Value Municipal Income Trust PUTTERs Ser 5027 (AMT) 0.22%, 12/1/24 (b)	3,000	3,000
Total Daily Variable Rate Bonds (Cost $16,985)		16,985
Closed-End Investment Companies (a) (8.9%)
BlackRock MuniYield Quality Fund III, Inc. (MYI), OT, VRDP (AMT) 0.11%, 6/1/41 (b)	2,400	2,400
Nuveen AMT-Free Municipal Credit Income Fund, OT, MFP Share Ser B 0.25%, 3/1/29 (b)	5,000	5,000
Nuveen New York AMT-Free Quality Municipal Income Fund,, 800 Ser E (AMT) 0.47%, 5/1/47 (b)	5,000	5,000
Western Asset Managed Municipals Fund Inc., OT, VRDP Ser 1 (AMT) 0.11%, 3/4/45 (b)	2,000	2,000
Total Closed-End Investment Companies (Cost $14,400)		14,400
Floating Rate Notes (a) (5.4%)
Douglas County Hospital Authority No. 2, NE, Revenue Health Facilities Bonds Nebraska Medicine 2020 A 0.52%, 5/15/33	5,000	5,001
New York City Cultural Resources Trust, American Museum of Natural History Ser 2014 B1 0.06%, 4/1/44	3,800	3,800
Total Floating Rate Notes (Cost $8,800)		8,801

The accompanying notes are an integral part of the financial statements.
7

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Portfolio of Investments (cont'd)

Ultra-Short Municipal Income Portfolio

	Face Amount (000)	Value (000)
Quarterly Variable Rate Bonds (a) (14.8%)
County of Franklin, OH, CHE Trinity Health Credit Group Ser 2013 0.08%, 12/1/46	$5,000	$5,000
Idaho Health Facilities Authority, ID, Hospital Revenue Bonds, CHE Trinity Health Credit Group, Ser 2013 0.08%, 12/1/48	3,000	3,000
Miami-Dade County, FL, Industrial Development Authority Solid Waste Management, Inc. of Florida Project, Ser 2007 0.45%, 9/1/27	5,000	5,001
Ser 2011 (AMT) 0.55%, 11/1/41	2,250	2,250
New York State Environmental Facilities Corporation, NY, Solid Waste Disposal Refunding Revenue Bonds, Waste Management Inc Project, Series 2012 0.20%, 5/1/30	1,000	1,000
Pennsylvania Economic Development Financing Authority, PA, Solid Waste Refunding Revenue Bonds Ser 2010 A (AMT) and Ser 2010 B (Non AMT) 0.16%, 12/1/30	2,135	2,135
Ser 2019A (AMT) 0.20%, 4/1/34	2,500	2,500
The Industrial Development Authority of The City of Phoenix, AZ, Solid Waste Disposal Revenue Refunding Bonds Ser 2013 0.18%, 12/1/35	3,000	3,000
Total Quarterly Variable Rate Bonds (Cost $23,885)		23,886
Semi-Annual Variable Rate Bond (a) (4.4%)
Mississippi Business Finance Corporation Gulf Opportunity Zone Bonds, MI, National Rural Utilities Coast Electric Power Association Project Ser 2007C 0.25%, 5/1/37 (Cost $7,201)	7,201	7,201
Commercial Paper (c) (11.4%)
California Statewide Communities Development Authority, CA, Revenue IAM Commercial Paper 3/A2 Ser K 0.17%, 12/8/21	5,000	5,000
District Columbia, DC, IAM Commercial Paper BANs, 3/A2 Ser 2019 0.08%, 11/2/21	2,000	2,000
King County Wash, WA, IAM Commercial Paper Notes, 3/A2 Ser A Commercial Paper IAM 11 0.09%, 10/6/21	5,375	5,375
Lincoln Nebraska, NE, Electric System Revenue IAM Commercial Paper 3/A2 Ser 1995 0.06%, 10/20/21	6,000	6,000
Total Commercial Paper (Cost $18,375)		18,375
Municipal Bonds & Notes (4.4%)
Brownsburg 1999 School, IN, Series 2021 BANs 1.50%, 5/13/22	2,000	2,001
JEA Electric System, FL, Subordinated Revenue Bonds Series C 5.00%, 10/1/21	415	415
	Face Amount (000)	Value (000)
Louisville and Jefferson County Metropolitan Sewer District, KY, Series 2020 BANs 5.00%, 10/20/21	$575	$577
Pioneer Valley Transit Authority, MA, Massachusetts RANs 1.50%, 7/15/22	3,500	3,534
The Black Belt Energy Gas District, AL, Gas Supply Revenue Bonds Ser 2021A 4.00%, 12/1/21 - 6/1/22	575	583
Total Municipal Bonds & Notes (Cost $7,110)		7,110
Total Investments (98.8%) (Cost $159,956) (d)		159,958
Other Assets in Excess of Liabilities (1.2%)		1,893
Net Assets (100.0%)		$161,851

(a)  Floating or variable rate securities: The rates disclosed are as of September 30, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description in the Portfolio of Investments. Certain variable rate securities may not be based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description in the Portfolio of Investments.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  The rates shown are the effective yields at the date of purchase.

(d)  At September 30, 2021, the aggregate cost for federal income tax purposes is approximately $159,956,000. The aggregate gross unrealized appreciation is approximately $2,000 and the aggregate gross unrealized depreciation is approximately $0, resulting in net unrealized appreciation of approximately $2,000.

AMT  Alternative Minimum Tax.

BANs  Bond Anticipation Notes.

MFP  Municipal Fund Preferred.

PUTTERs  Puttable Tax-Exempt Receipts.

RANs  Revenue Anticipation Notes.

VRDP  Variable Rate Demand Preferred.

Portfolio Composition

Classification	Percentage of Total Investments
Weekly Variable Rate Bonds	39.5%
Quarterly Variable Rate Bonds	14.9
Commercial Paper	11.5
Daily Variable Rate Bonds	10.6
Closed-End Investment Companies	9.0
Other*	9.0
Floating Rate Notes	5.5
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.
8

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Ultra-Short Municipal Income Portfolio

Statement of Assets and Liabilities	September 30, 2021 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $159,956)	$159,958
Cash	182
Receivable for Investments Sold	2,400
Interest Receivable	116
Due from Adviser	51
Receivable for Fund Shares Sold	6
Other Assets	35
Total Assets	162,748
Liabilities:
Payable for Fund Shares Redeemed	819
Payable for Professional Fees	40
Payable for Administration Fees	9
Payable for Custodian Fees	7
Payable for Shareholder Services Fees — Institutional Class	—	@
Payable for Shareholder Services Fees — Class A	—	@
Payable for Transfer Agency Fees — Class IR	—	@
Payable for Transfer Agency Fees — Institutional Class	—	@
Payable for Transfer Agency Fees — Class A	—	@
Other Liabilities	22
Total Liabilities	897
Net Assets	$161,851
Net Assets Consist of:
Paid-in-Capital	$161,912
Total Accumulated Loss	(61)
Net Assets	$161,851
CLASS IR:
Net Assets	$66,358
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	6,634,338
Net Asset Value, Offering and Redemption Price Per Share	$10.00
INSTITUTIONAL CLASS:
Net Assets	$5,292
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	528,456
Net Asset Value, Offering and Redemption Price Per Share	$10.01
CLASS A:
Net Assets	$90,201
Shares Outstanding (unlimited number of shares authorized, no par value) (not in 000's)	9,015,933
Net Asset Value, Offering and Redemption Price Per Share	$10.00

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.
9

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Ultra-Short Municipal Income Portfolio

Statement of Operations	Year Ended September 30, 2021 (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers	$462
Expenses:
Advisory Fees (Note B)	461
Shareholder Services Fees — Institutional Class (Note D)	8
Shareholder Services Fees — Class A (Note D)	252
Administration Fees (Note C)	184
Professional Fees	124
Registration Fees	85
Shareholder Reporting Fees	18
Custodian Fees (Note F)	11
Trustees' Fees and Expenses	8
Pricing Fees	6
Transfer Agency Fees — Class IR (Note E)	2
Transfer Agency Fees — Institutional Class (Note E)	2
Transfer Agency Fees — Class A (Note E)	2
Other Expenses	21
Total Expenses	1,184
Waiver of Advisory Fees (Note B)	(461)
Expenses Reimbursed by Adviser (Note B)	(158)
Reimbursement of Class Specific Expenses — Class IR (Note B)	(2)
Reimbursement of Class Specific Expenses — Institutional Class (Note B)	(2)
Waiver of Administration Fees (Note C)	(2)
Waiver of Shareholder Services Fees — Institutional Class (Note D)	(3)
Waiver of Shareholder Services Fees — Class A (Note D)	(176)
Net Expenses	380
Net Investment Income	82
Realized Gain:
Investments Sold	3
Change in Unrealized Appreciation (Depreciation):
Investments	(25)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(22)
Net Increase in Net Assets Resulting from Operations	$60

The accompanying notes are an integral part of the financial statements.
10

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Ultra-Short Municipal Income Portfolio

Statements of Changes in Net Assets	Year Ended September 30, 2021 (000)	Year Ended September 30, 2020 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Income	$82	$2,228
Net Realized Gain (Loss)	3	— @
Net Change in Unrealized Appreciation (Depreciation)	(25)	26
Net Increase in Net Assets Resulting from Operations	60	2,254
Dividends and Distributions to Shareholders:
Class IR	(68)	(623)
Institutional Class	(1)	(317)
Class A	(13)	(1,288)
Total Dividends and Distributions to Shareholders	(82)	(2,228)
Capital Share Transactions:(1)
Class IR:
Subscribed	77,789	157,978
Distributions Reinvested	68	622
Redeemed	(129,826)	(107,472)
Institutional Class:
Subscribed	5	37,600
Distributions Reinvested	1	316
Redeemed	(4,710)	(68,136)
Class A:
Subscribed	39,768	299,894
Distributions Reinvested	13	1,286
Redeemed	(135,433)	(248,222)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(152,325)	73,866
Total Increase (Decrease) in Net Assets	(152,347)	73,892
Net Assets:
Beginning of Period	314,198	240,306
End of Period	$161,851	$314,198
(1) Capital Share Transactions:
Class IR:
Shares Subscribed	7,779	15,800
Shares Issued on Distributions Reinvested	7	62
Shares Redeemed	(12,983)	(10,748)
Net Increase (Decrease) in Class IR Shares Outstanding	(5,197)	5,114
Institutional Class:
Shares Subscribed	— @@	3,756
Shares Issued on Distributions Reinvested	— @@	32
Shares Redeemed	(470)	(6,813)
Net Decrease in Institutional Class Shares Outstanding	(470)	(3,025)
Class A:
Shares Subscribed	3,977	29,992
Shares Issued on Distributions Reinvested	1	129
Shares Redeemed	(13,542)	(24,830)
Net Increase (Decrease) in Class A Shares Outstanding	(9,564)	5,291

@  Amount is less than $500.

@@  Amount is less than 500 shares.

The accompanying notes are an integral part of the financial statements.
11

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Ultra-Short Municipal Income Portfolio

	Class IR
	Year Ended September 30,		Period from December 19, 2018(1) to
Selected Per Share Data and Ratios	2021	2020	September 30, 2019
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.01	0.09	0.12
Net Realized and Unrealized Gain	0.00 (3)	0.00 (3)	0.00	(3)
Total from Investment Operations	0.01	0.09	0.12
Distributions from and/or in Excess of:
Net Investment Income	(0.01)	(0.09)	(0.12)
Net Asset Value, End of Period	$10.00	$10.00	$10.00
Total Return(4)	0.06%	0.91%	1.19	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$66,358	$118,335	$67,174
Ratio of Expenses Before Expense Limitation	0.40%	0.40%	0.52	%(6)
Ratio of Expenses After Expense Limitation	0.13%	0.13%	0.13	%(6)
Ratio of Net Investment Income	0.07%	0.78%	1.49	%(6)
Portfolio Turnover Rate	N/A(7)	N/A(7)	N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
12

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Ultra-Short Municipal Income Portfolio

	Institutional Class
	Year Ended September 30,			Period from December 19, 2018(1) to
Selected Per Share Data and Ratios	2021		2020	September 30, 2019
Net Asset Value, Beginning of Period	$10.02		$10.00	$10.00
Income (Loss) from Investment Operations:
Net Investment Income(2)	0.00	(3)	0.10	0.11
Net Realized and Unrealized Gain (Loss)	(0.01)		0.00 (3)	0.00	(3)
Total from Investment Operations	(0.01)		0.10	0.11
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)	(0.08)	(0.11)
Net Asset Value, End of Period	$10.01		$10.02	$10.00
Total Return(4)	(0.09)%		1.01%	1.11	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,292		$9,997	$40,250
Ratio of Expenses Before Expense Limitation	0.53%		0.49%	0.62	%(6)
Ratio of Expenses After Expense Limitation	0.18%		0.23%	0.23	%(6)
Ratio of Net Investment Income (Loss)	(0.01)%		1.03%	1.39	%(6)
Portfolio Turnover Rate	N/A(7)		N/A(7)	N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
13

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Financial Highlights

Ultra-Short Municipal Income Portfolio

	Class A
	Year Ended September 30,			Period from December 19, 2018(1) to
Selected Per Share Data and Ratios	2021		2020	September 30, 2019
Net Asset Value, Beginning of Period	$10.00		$10.00	$10.00
Income from Investment Operations:
Net Investment Income(2)	0.00	(3)	0.07	0.10
Net Realized and Unrealized Gain	0.00	(3)	0.00 (3)	0.00	(3)
Total from Investment Operations	0.00		0.07	0.10
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)(3)	(0.07)	(0.10)
Net Asset Value, End of Period	$10.00		$10.00	$10.00
Total Return(4)	0.01%		0.73%	1.04	%(5)
Ratios to Average Net Assets and Supplemental Data:
Net Assets, End of Period (Thousands)	$90,201		$185,866	$132,882
Ratio of Expenses Before Expense Limitation	0.60%		0.59%	0.72	%(6)
Ratio of Expenses After Expense Limitation	0.19%		0.32%	0.33	%(6)
Ratio of Net Investment Income (Loss)	(0.02)%		0.68%	1.30	%(6)
Portfolio Turnover Rate	N/A(7)		N/A(7)	N/A(7)

(1)  Commencement of Operations.

(2)  Per share amount is based on average shares outstanding.

(3)  Amount is less than $0.005 per share.

(4)  Calculated based on the net asset value as of the last business day of the period.

(5)  Not annualized.

(6)  Annualized.

(7)  During the reporting period, the Fund did not hold any long-term investments and accordingly portfolio turnover is not applicable.

The accompanying notes are an integral part of the financial statements.
14

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements

Morgan Stanley Institutional Fund Trust ("Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust is comprised of ten separate, active funds (individually referred to as a "Fund," collectively as the "Funds"). The Trust applies investment company accounting and reporting guidance. All Funds are considered diversified for purposes of the Act.

The accompanying financial statements relate to the Ultra-Short Municipal Income Portfolio. The Fund seeks current income exempt from federal income tax and capital preservation while maintaining liquidity. The Fund offers three classes of shares — Class IR, Institutional Class and Class A.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Trust in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) Certain portfolio securities may be valued by an outside pricing service/vendor approved by the Trust's Board of Trustees (the "Trustees"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the "Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security's fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; and (2) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange ("NYSE"). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Trustees or by the Adviser using a pricing service and/or procedures approved by the Trustees.

The Trustees have responsibility for determining in good faith the fair value of the investments, and the Trustees may appoint others, such as the Trust's Adviser or a valuation committee, to assist the Trustees in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Trustees. Under procedures approved by the Trustees, the Trust's Adviser has formed a Valuation Committee whose members are approved by the Trustees. The Valuation Committee provides administration and oversight of the Trust's valuation policies and procedures, which are reviewed at least annually by the Trustees. These procedures allow the Trust to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions

15

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Short-Term Investments
Weekly Variable Rate Bonds	$—	$63,200	$—	$63,200
Daily Variable Rate Bonds	—	16,985	—	16,985
Closed-End Investment Companies	—	14,400	—	14,400
Floating Rate Notes	—	8,801	—	8,801
Quarterly Variable Rate Bonds	—	23,886	—	23,886
Semi-Annual Variable Rate Bond	—	7,201	—	7,201
Commercial Paper	—	18,375	—	18,375
Municipal Bonds & Notes	—	7,110	—	7,110
Total Short-Term Investments	—	159,958	—	159,958
Total Assets	$—	$159,958	$—	$159,958

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Indemnifications: The Trust enters into contracts that contain a variety of indemnifications. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.  Dividends and Distributions to Shareholders: Dividends and distributions to shareholders are recorded on the close of each business day. Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

5.  Security Transactions, Income and Expenses: Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sale of investment securities are determined on the specific identified cost method. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts are accreted and premiums are amortized over the life of the respective securities. Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon

16

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

relative net assets or other appropriate methods. Income, expenses (other than class specific expenses — shareholder services and transfer agency fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

B. Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, paid quarterly, at an annual rate of 0.20% of the average daily net assets of the Fund.

The Adviser has agreed to reduce its advisory fee and/or reimburse the Fund so that total annual Fund operating expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.25% for Class IR shares, 0.35% for Institutional Class shares and 0.40% for Class A shares. The fee waivers and/or expense reimbursements will continue for at least one year from the date of the Fund's prospectus or until such time as the Trustees act to discontinue all or a portion of such waivers and/or reimbursements when they deem such action is appropriate. In addition, the Adviser may make additional voluntary fee waivers and/or expense reimbursements. The ratios of expenses to average net assets disclosed in the Fund's Financial Highlights may be lower than the maximum expense ratios due to these additional fee waivers and/or expense reimbursements. The Adviser may also waive additional advisory fees and/or reimburse expenses to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2021, approximately $461,000 of advisory fees were waived and approximately $162,000 of other expenses were reimbursed by the Adviser pursuant to this arrangement.

C. Administration Fees: The Adviser also serves as Administrator to the Trust and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average daily net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Trust. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. The Administrator has agreed to reduce its administration fees to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2021, this waiver amounted to approximately $2,000.

D. Shareholder Services Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Trust's Distributor of Fund shares pursuant to a Distribution Agreement. The Trust has adopted a Shareholder Services Plan with respect to the Institutional Class shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.10% of the Fund's average daily net assets attributable to the Institutional Class shares.

The Trust has adopted a Shareholder Services Plan with respect to the Class A shares pursuant to Rule 12b-1 under the Act. Under the Shareholder Services Plan, the Fund pays the Distributor a shareholder services fee, accrued daily and paid monthly, at an annual rate of 0.20% of the Fund's average daily net assets attributable to the Class A shares. The Distributor has agreed to waive the 12b-1 fee on Class A shares of the Fund to the extent it exceeds 0.15% of the average daily net assets of such shares on an annualized basis. This waiver will continue for at least one year or until such time as the Trustees act to discontinue all or a portion of such waiver when it deems such action is appropriate. For the year ended September 30, 2021, this waiver amounted to approximately $63,000.

The Distributor has agreed to reduce its shareholder services fees to enable the Fund to maintain a minimum level of daily net investment income. For the year ended September 30, 2021, this waiver amounted to approximately $116,000.

The shareholder services fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Institutional Class and Class A shares.

E. Dividend Disbursing and Transfer/Co-Transfer Agent: The Trust's dividend disbursing and transfer agent is DST Asset Manager Solutions, Inc. ("DST"). Pursuant to a Transfer Agency Agreement, the Trust pays DST a fee based on the number of classes, accounts and transactions relating to the Funds of the Trust.

Morgan Stanley Services Company Inc. serves as Co-Transfer Agent and provides certain transfer agency services to the Fund with respect to certain direct transactions with the Fund.

F. Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Trust in accordance with a Custodian Agreement. The Custodian holds cash, securities

17

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

and other assets of the Trust as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

G. Security Transactions and Transactions with Affiliates: The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended September 30, 2021, the Fund engaged in cross-trade purchases of approximately $13,000,000 and sales of approximately $5,300,000, which resulted in no net realized gains or losses.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

H. Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the three-year period ended September 30, 2021, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2021 and 2020 was as follows:

2021 Distributions Paid From: Tax-Exempt Income (000)	2020 Distributions Paid From: Tax-Exempt Income (000)
$82	$2,228

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, due to equalization debits, resulted in the following reclassifications among the components of net assets at September 30, 2021:

Total Accumulated Loss (000)	Paid-in- Capital (000)
$(107)	$107

At September 30, 2021, the components of distributable earnings for the Fund on a tax basis were as follows:

Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)
$73	$3	$—

During the year ended September 30, 2021, the Fund utilized capital loss carryforwards for U.S. federal income tax purposes of approximately $1,000.

I. Credit Facility: The Trust and other Morgan Stanley funds participated in a $300,000,000 committed, unsecured revolving line of credit facility (the "Facility") with State Street. This Facility is to be used for temporary emergency purposes or funding of shareholder redemption requests. The

18

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Notes to Financial Statements (cont'd)

interest rate on borrowings is based on the federal funds rate or 1 month LIBOR rate plus a spread. Effective April 19, 2021, the interest rate on borrowings is based on the federal funds effective rate or overnight bank funding rate plus a spread. The Facility also has a commitment fee of 0.25% per annum based on the unused portion of the Facility. During the year ended September 30, 2021, the Fund did not have any borrowings under the Facility.

J. Other: At September 30, 2021, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 91.0%.

K. Market Risk: Certain impacts to public health conditions particular to the coronavirus ("COVID-19") outbreak could impact the operations and financial performance of certain of the Fund's investments. The extent of the impact to the financial performance of the Fund's investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund's investments is impacted because of these factors for an extended period, the Fund's investment results may be adversely affected.

19

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Institutional Fund Trust —
Ultra-Short Municipal Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ultra-Short Municipal Income Portfolio (the "Fund") (one of the funds constituting Morgan Stanley Institutional Fund Trust (the "Trust")), including the portfolio of investments, as of September 30, 2021, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years then ended and the period from December 19, 2018 (commencement of operations) through September 30, 2019 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of Ultra-Short Municipal Income Portfolio (one of the funds constituting Morgan Stanley Institutional Fund Trust) at September 30, 2021, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, its financial highlights for each of the two years then ended and the period from December 19, 2018 (commencement of operations) through September 30, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
November 24, 2021

20

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited)

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Administrator under the administration agreement, including accounting, operations, clerical, bookkeeping, compliance, business management and planning, legal services and the provision of supplies, office space and utilities at the Adviser's expense. The Board also considered the Adviser's investment in personnel and infrastructure that benefits the Fund. (The Adviser and Administrator together are referred to as the "Adviser" and the advisory and administration agreements together are referred to as the "Management Agreement.") The Board also considered that the Adviser serves a variety of other investment advisory clients and has experience overseeing service providers. The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as prepared by Broadridge Financial Solutions, Inc. ("Broadridge").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as prepared by Broadridge, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2020, or since inception, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was below its peer group average for one-year period and the period since the middle of December 2018, the month of the Fund's inception. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds and/or other accounts advised by the Adviser and/or compared to its peers as prepared by Broadridge. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group averages. After discussion, the Board concluded that the Fund's (i) performance was acceptable and (ii) management fee were competitive with its peer group averages.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which does not include a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and/or potential economies of scale of the Fund supports its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

21

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Investment Advisory Agreement Approval (unaudited) (cont'd)

Other Benefits of the Relationship

The Board considered other direct and indirect benefits to the Adviser and/or its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, fees for trading, distribution and/or shareholder servicing and for transaction processing and reporting platforms used by securities lending agents, and research received by the Adviser generated from commission dollars spent on funds' portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the Adviser's costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

As part of the Board's review, the Board received information from management on the impact of the COVID-19 pandemic on the firm generally and the Adviser and the Fund in particular including, among other information, the pandemic's current and expected impact on the Fund's performance and operations.

General Conclusion

After considering and weighing all of the above factors, with various written materials and verbal information presented by the Adviser, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single piece of information or factor referenced above. The Board considered these factors and information over the course of the year and in numerous meetings, some of which were in executive session with only the independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors, and the information presented, differently in reaching their individual decisions to approve the Management Agreement.

22

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Liquidity Risk Management Program (unaudited)

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "Liquidity Rule"), the Fund has adopted and implemented a liquidity risk management program (the "Program"), which is reasonably designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors' interests in the Fund (i.e., liquidity risk). The Fund's Board of Trustees (the "Board") previously approved the designation of the Liquidity Risk Subcommittee (the "LRS") as Program administrator. The LRS is comprised of representatives from various divisions within Morgan Stanley Investment Management.

At a meeting held on March 3-4, 2021, the Board reviewed a written report prepared by the LRS that addressed the Program's operation and assessed its adequacy, and effectiveness of implementation for the period from January 1, 2020, through December 31, 2020, as required under the Liquidity Rule, and discussed the impact of the COVID-19 pandemic on liquidity and the LRS's assessment of liquidity risk during the reporting period, including during the distressed market environment caused by the onset of the COVID-19 pandemic. The report concluded that the Program operated effectively and was adequately and effectively implemented in all material aspects, and that the relevant controls and safeguards were appropriately designed to enable the LRS to administer the Program in compliance with the Liquidity Rule.

In accordance with the Program, the LRS assessed each Fund's liquidity risk no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections and (iii) holdings of cash and cash equivalents and borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories, which classification is assessed at least monthly by the LRS. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading and investment-specific considerations, as well as market depth, and in some cases utilize third-party vendor data.

The Liquidity Rule limits a fund's investments in illiquid investments to 15% of its net assets and requires funds that do not primarily hold assets that are highly liquid investments to determine and maintain a minimum percentage of the fund's net assets to be invested in highly liquid investments (highly liquid investment minimum or "HLIM"). The LRS believes that the Program includes provisions reasonably designed to review, monitor and comply with the 15% limit on illiquid investments and for determining, periodically reviewing and complying with the HLIM requirement, as applicable.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.

23

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended September 30, 2021. The Fund designated 100.0% of its income dividends as tax-exempt income dividends.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

24

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited)  April 2021

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account number and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our investment management affiliates' everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates' everyday business purposes — information about your creditworthiness	No	We don't share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don't share
For non-affiliates to market to you	No	We don't share

25

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

To limit our sharing	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (see Investment Management Affiliates definition below)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

26

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

U.S. Customer Privacy Notice (unaudited) (cont'd)  April 2021

Definitions

Investment Management Affiliates

MSIM Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds in the Investment Management Division. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other Important Information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Non-affiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Non-affiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

27

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Frank L. Bowman c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1944	Trustee	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Compliance and Insurance Committee (since October 2015); formerly, Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de l'Orde National du Merite by the French Government; elected to the National Academy of Engineering (2009).

				86

Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board; Trustee of Fairhaven United Methodist Church; Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).

Kathleen A. Dennis c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	86	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-present); Director of various non-profit organizations.
Nancy C. Everett c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1955	Trustee	Since January 2015	Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Chief Executive Officer, Virginia Commonwealth University Investment Company (since November 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	87

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

28

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Jakki L. Haussler c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1957	Trustee	Since January 2015	Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	87

Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee; Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director of Northern Kentucky University Foundation and Member, Investment Committee; Member of Chase College of Law Transactional Law Practice Center Board of Advisors; Director of Best Transport; Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee; Member, Miami University Board of Visitors (2008-2011); Trustee of Victory Funds (2005-2008) and Chairman, Investment Committee (2007-2008) and Member, Service Provider Committee (2005-2008).

Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	86	Director of NVR, Inc. (home construction).

29

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Independent Trustees: (cont'd)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee During Past 5 Years***
Joseph J. Kearns c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1942	Trustee	Since August 1994	Senior Adviser, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust (1982-1999).	87	Director, Rubicon Investments (since February 2019); Prior to August 2016, Director of Electro Rent Corporation (equipment leasing). Prior to December 31, 2013, Director of The Ford Family Foundation.
Michael F. Klein c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1958	Trustee	Since August 2006

Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				86	Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Patricia Maleski c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1960	Trustee	Since January 2017	Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer—Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	87	None
W. Allen Reed c/o Perkins Coie LLP Counsel to the Independent Trustees 1155 Avenue of the Americas 22nd Floor New York, NY 10036 Birth Year: 1947	Chair of the Board and Trustee	Chair of the Board since August 2020 and Trustee since August 2006	Chair of the Boards of various Morgan Stanley Funds (since August 2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	86	Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

*  This is the earliest date the Trustee began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2020) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

30

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Trustee and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John H. Gernon 522 Fifth Avenue New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser; Head of Public Markets Product Development (since 2006).

Deidre A. Downes 1633 Broadway New York, NY 10019 Birth year: 1959	Chief Compliance Officer	Since November 2021

Executive Director of the Adviser (since January 2021) and Chief Compliance Officer of various Morgan Stanley funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016 -December 2022).

Francis J. Smith 522 Fifth Avenue New York, NY 10036 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).
Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967	Secretary	Since June 1999	Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).
Michael J. Key 522 Fifth Avenue New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Executive Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves a one-year term, until his or her successor is elected and qualifies.

31

Morgan Stanley Institutional Fund Trust

Annual Report — September 30, 2021

Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing and Transfer Agent

DST Asset Manager Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169

Co-Transfer Agent

Morgan Stanley Services Company, Inc.
522 Fifth Avenue
New York, New York 10036

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Trustees

Perkins Coie LLP
1155 Avenue of the Americas,
22nd Floor
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Reporting to Shareholders

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its Semi-Annual and the Annual Reports within 60 days of the end of the fund's second and fourth fiscal quarters. The Semi-Annual and Annual Reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the Semi-Annual and Annual Reports to fund shareholders and makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters as an attachment to Form N-PORT. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, but makes the complete schedule of portfolio holdings for the fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may obtain the Form N-PORT filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov).

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Trust's Proxy Voting Policy and Procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1 (800) 548-7786 or by visiting our website at www.morganstanley.com/im/shareholderreports. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus or summary prospectus of the applicable Fund of Morgan Stanley Institutional Fund Trust, which describes in detail the Fund's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Fund, please visit our website at www.morganstanley.com/im/shareholderreports or call toll free 1 (800) 548-7786.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 548-7786, 8:00 a.m. to 6:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

32

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2021 Morgan Stanley. Morgan Stanley Distribution, Inc.

IFTUSMIANN
3798301 EXP 11.30.22

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)

(1)	The registrant’s Code of Ethics is attached hereto as Exhibit 13 A.

(2)	Not applicable.

(3)	Not applicable.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2021

	Registrant		Covered Entities(1)
Audit Fees	$611,440		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$—	(4)
All Other Fees	$—		$30,000	(5)
Total Non-Audit Fees	$—		$30,000

Total	$611,440		$30,000

2020

	Registrant		Covered Entities(1)
Audit Fees	$734,650		N/A

Non-Audit Fees
Audit-Related Fees	$—	(2)	$—	(2)
Tax Fees	$—	(3)	$306,320	(4)
All Other Fees	$—		$30,000	(5)
Total Non-Audit Fees	$—		$336,320

Total	$734,650		$336,320

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004 AND JUNE 12 AND 13, 20193

1.	Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

3 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

2.	Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.	Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix A. All other Audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-CEN and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix A. All other Audit-related services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.	Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix A. All Tax services in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.	All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix A. Permissible All Other services not listed in Appendix A must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.	Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.	Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Principal Financial and Accounting Officer and must include a detailed description of the services to be rendered. The Fund’s Principal Financial and Accounting Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee or Chairperson of the Audit Committee will be submitted to the Audit Committee by the Fund's Principal Financial and Accounting Officer, who, after consultation with the Independent Auditors, will discuss whether, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Principal Financial and Accounting Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Principal Financial and Accounting Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Principal Financial and Accounting Officer and management will immediately report to the Chairperson of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Principal Financial and Accounting Officer or any member of management.

9.	Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.	Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Funds

Morgan Stanley & Co. LLC

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Smith Barney LLC

Morgan Stanley Capital Management LLC

Morgan Stanley Asia Limited

Morgan Stanley Services Group

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)  Not applicable.

(g)  See table above.

(h)  The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

APPENDIX A

Pre-Approved Audit Services

Service Range of Fees
	The Fund(s)	Covered Entities
Statutory audits or financial audits for the Funds	For a complete list of fees, please contact the legal department**	N/A
Services associated with SEC registration statements (including new fund filings/seed audits), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end fund offerings, consents), and assistance in responding to SEC comment letters	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard setting bodies (Note: Under SEC rules, some consultations may be “audit related” services rather than “audit” services)	*	*

Pre-Approved Audit-Related Services

Service Range of Fees
	The Fund(s)	Covered Entities
Attest procedures not required by statute or regulation	*	*
Due diligence services pertaining to potential fund mergers	*	*
Consultations by the Fund’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be “audit” services rather than “audit-related” services)	*	*
General assistance with implementation of the requirements of SEC rules or listing standards promulgated pursuant to the Sarbanes-Oxley Act	*	*

Pre-Approved Tax Services

Service Range of Fees
	The Fund(s)	Covered Entities
U.S. federal, state and local tax planning and advice	*	*
U.S. federal, state and local tax compliance	*	*
International tax planning and advice	*	*
International tax compliance	*	*
Review/preparation of federal, state, local and international income, franchise, and other tax returns	$450,000PwC	N/A
Identification of Passive Foreign Investment Companies	$150,000PwC	*
PwC ITV Tool – assist in determining which Fund holdings have foreign capital gains tax exposure	$125,000PwC	*
Foreign Tax Services - Preparation of local foreign tax returns and assistance with local tax compliance issues (including maintenance of transaction schedules, assistance in periodic tax remittances, tax registration, representing funds before foreign revenue authorities and assistance with assessment orders)	$500,000PwC	*
Assistance with tax audits and appeals before the IRS and similar state, local and foreign agencies	*	*
Tax advice and assistance regarding statutory, regulatory or administrative developments (e.g., excise tax reviews, evaluation of Fund’s tax compliance function)	*	*

Pre-Approved All Other Services

Service Range of Fees
	The Fund(s)	Covered Entities
Risk management advisory services, e.g., assessment and testing of security infrastructure controls	*	*

*Aggregate fees related to the pre-approved services will be limited to 10% of the 2021/2022 annual fees for audit and tax services (see fee schedule distributed by the Auditors).

** Audit and tax services for new funds/portfolios will be subject to the maximum audit and tax fee for a fund/portfolio on fee schedule distributed by the Auditors.

Prohibited Non-Audit Services

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser or investment banking services

●	Legal services

●	Expert services unrelated to the audit

Item 5. Audit Committee of Listed Registrants.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph J. Kearns, Jakki L. Haussler, Michael F. Klein and W. Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed End Management Investment Companies.

Not Applicable

Item 13. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as part of EX-99.CERT.

(c) Section 906 Certification

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Trust

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

November 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Gernon

John H. Gernon

Principal Executive Officer

November 17, 2021

/s/ Francis J. Smith

Francis J. Smith

Principal Financial Officer

November 17, 2021